UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by a Party other than the Registrant ☐                            Filed by the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
Ordinary shares, no par value, of Atlantic Alliance Partnership Corp.
(2)	Aggregate number of securities to which transaction applies:
Up to 14,207,946 ordinary shares of Atlantic Alliance Partnership Corp.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Exchange Act Rule 0-11, the filing fee was determined by multiplying 0.0001007 by the underlying value of the transaction of $143,642,334, which has been calculated as the product of (i) 14,207,946 ordinary shares of Atlantic Alliance Partnership Corp. and (ii) $10.11, which is based on the average of the high and low prices of Atlantic Alliance Partnership Corp. ordinary shares on July 19, 2016.
(4)	Proposed maximum aggregate value of transaction:
$143,642,334
(5)	Total fee paid:
$14,465

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Atlantic Alliance Partnership Corp.

590 Madison Avenue

New York, New York 10022

Tel: (212) 409-2434

Email: investorrelations@aapcacq.com

www.aapcacq.com

[________], 2016

TO THE SHAREHOLDERS OF ATLANTIC ALLIANCE PARTNERSHIP CORP.:

You are cordially invited to attend the special meeting of shareholders of Atlantic Alliance Partnership Corp. (“we,” “us,” “our,” “AAPC” or the “Company”) on [      ], 2016, at [      ], Eastern time, at [      ] (the “Special Meeting”).

As previously disclosed on May 3, 2016, pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, the Company issued an announcement, which we refer to as the Rule 2.7 Announcement, disclosing the terms on which the Company intends to make a recommended offer for the entire issued and to be issued ordinary share capital of TLA Worldwide plc, which we refer to as TLA. Under the terms of the recommended offer, holders of TLA ordinary shares (the “TLA shareholders”) will ultimately be entitled to receive 10 ordinary shares of the Company for every 107 TLA ordinary shares held. A partial cash alternative up to a maximum aggregate amount of $60 million, which we refer to as the Partial Cash Alternative, will be made available to TLA shareholders pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA ordinary share (subject to scale-back in accordance with the terms of the Partial Cash Alternative) instead of some or all of the Company’s ordinary shares to which they would otherwise be entitled to receive. We refer to our recommended offer as the “Offer.” AAPC will acquire TLA pursuant to the Business Combination. The term “Business Combination” means the acquisition by AAPC of TLA pursuant to the following three steps: (i) the insertion of a new holding company of TLA, which we refer to as TLA BVI, with TLA’s shareholders exchanging their shares in TLA for shares in TLA BVI pursuant to a scheme of arrangement between TLA and its shareholders under part 26 of the Companies Act 2006 as set out in the Scheme Document; (ii) the acquisition of TLA BVI by the Company from its shareholders (the former TLA shareholders) for AAPC shares and cash as set out in the Scheme Document; and (iii) the statutory merger of TLA BVI into the Company under the applicable provisions of the BVI Business Companies Act with AAPC remaining as the surviving entity with all of the assets and liabilities of TLA BVI becoming vested in AAPC also as set out in the Scheme Document. The value (in U.S. dollars) of the aggregate cash consideration to be received by TLA shareholders in the Business Combination will be fixed. The value (in pounds sterling) of the share consideration to be received by TLA shareholders in the Business Combination will fluctuate with the market value of AAPC shares and the U.S. dollar to British pound exchange rate.

The AAPC Board has set [____], 2016 as the record date (the “Record Date”) for determining holders of AAPC shares (the “AAPC shareholders”) entitled to vote at the Special Meeting. If you are a record holder of outstanding AAPC shares as of the close of business on the Record Date, you may vote at the Special Meeting. See the section titled “Special Meeting of AAPC Shareholders” beginning on page 48 of this proxy statement. At the Special Meeting, our shareholders will be asked to consider and vote upon a proposal, which we refer to as the Business Combination Proposal, to approve (i) the Business Combination and (ii) the issuance of up to 14,207,946 new ordinary shares of AAPC, which requires the approval of AAPC shareholders under the requirements of the NASDAQ Capital Market.

It is anticipated that, upon completion of the Business Combination, the percentage of AAPC ordinary shares owned by AAPC’s shareholders and the former TLA shareholders will vary based on several factors. If TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative, and none of AAPC’s shareholders exercise their redemption rights, then AAPC’s ordinary shareholders will retain an aggregate ownership interest of approximately 58.9% and the former TLA shareholders will hold an aggregate ownership interest of approximately 41.1% of the outstanding ordinary shares of AAPC, respectively, immediately following consummation of the Business Combination. However, if TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative, and AAPC receives redemption requests from the holders of 3,635,735 of its ordinary shares, then AAPC’s ordinary shareholders will retain an aggregate ownership interest of approximately 48.3% and the former TLA shareholders will hold an aggregate ownership interest of approximately 51.7% of the outstanding ordinary shares of AAPC, respectively, immediately following consummation of the Business Combination. These percentages are calculated based on a number of assumptions and are subject to adjustment in accordance with the terms of the Offer. If the actual facts are different than these assumptions, the percentage ownership retained by AAPC’s existing shareholders will be different. You should read “Summary – The Business Combination,” “Summary – AAPC Shares to be Issued in the Business Combination,” and “Unaudited Pro Forma Condensed Combined Financial Statements” for further information beginning on page 11 of this proxy statement.

AAPC shareholders will also be asked to consider and vote upon (i) a proposal to amend and restate AAPC’s Memorandum and Articles of Association, which we refer to as the New AAPC Memorandum and Articles of Association and a copy of which is attached to this proxy statement as Annex B, so as to amend Regulation 23 of the Memorandum and Articles of Association to provide that a redemption offer in connection with a business combination where a shareholder vote is held is subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the business combination (the “Amendment Proposal”), and (ii) a proposal to approve a proposal by the Chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote (the “Adjournment Proposal”). Each of the proposals is more fully described in this proxy statement.

Our ordinary shares are currently listed on NASDAQ under the symbol “AAPC.” At the closing, our ordinary shares will be listed on NASDAQ under the symbol “TLA.”

Pursuant to our Memorandum and Articles of Association, we are providing our public shareholders with the opportunity to redeem their ordinary shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account that holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of $80,792,886 (including $63,937 of interest income) on March 31, 2016, the estimated per share redemption price would have been approximately $10.50. Public shareholders may elect to redeem their shares in connection with the Business Combination and the adoption of the New AAPC Memorandum and Articles of Association even if they vote for the Business Combination Proposal and/or the Amendment Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the AAPC shares. All of the holders of AAPC shares issued prior to our initial public offering, which we refer to as founder shares, have agreed to waive their redemption rights with respect to their founder shares. The founder shares will be excluded from the pro rata calculation used to determine the per share redemption price.

We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this proxy statement (and any documents incorporated into this proxy statement by reference) carefully. Please pay particular attention to the section entitled “Risk Factors” beginning on page 19 of this proxy statement.

Our board of directors has approved the Offer and the Business Combination, the Amendment Proposal and the Adjournment Proposal and unanimously recommends that our shareholders vote FOR all of the proposals presented to our shareholders. When you consider the board recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination and Issuance of Ordinary Shares (Proposal 1) – Interests of the Directors and Officers” beginning on page 65 of this proxy statement.

Approval of each of the Amendment Proposal and the Adjournment Proposal requires the affirmative vote of 65% of the votes present and voted at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting, and approval of the Business Combination Proposal requires the affirmative vote of a majority of the AAPC shares present at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting. Approval of the Amendment Proposal by such majority will also be deemed approval of such proposal on a class basis too, to the extent class approval is required.

We have no specified maximum redemption threshold under our Memorandum and Articles of Association. Each redemption of public shares by our public shareholders will decrease the amount in the Trust Account. If, however, AAPC receives redemption requests from the holders of more than 3,635,735 of its ordinary shares (or such higher number of shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations), the Business Combination will not proceed. In accordance with our Memorandum and Articles of Association, in no event will we consummate the redemption of public shares if such redemption causes our net tangible assets to be less than $5,000,001.

Your vote is very important, regardless of the number of shares that you own. If you are a registered shareholder, you must submit the enclosed proxy card or submit your proxy by telephone or over the Internet in the manner described herein. Please vote as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the applicable Special Meeting(s) in person: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the Internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting of shareholders and will have no effect on the proposals. If you are a shareholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

We are not asking for a proxy from TLA shareholders and TLA shareholders are requested not to send us a proxy (unless they are also AAPC shareholders). TLA shareholders are not entitled to vote on the matters described above. TLA shareholders are expected to receive a separate Scheme Document (as such term is defined in this proxy statement) in due course and should read and respond to the Scheme Document. This proxy statement is not intended to and does not constitute or form part of any offer to sell or subscribe for, or any invitation to purchase or subscribe for, or the solicitation of an offer to purchase or otherwise subscribe for any securities, or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise nor shall there by any sale, issuance or transfer of securities of AAPC or TLA in any jurisdiction in contravention of applicable laws. The Offer will be made solely pursuant to the Scheme Document to be provided to TLA shareholders at a later date, as described in this proxy statement. This proxy statement does not constitute a prospectus or prospectus equivalent document.

On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

Jonathan Goodwin
President, Chief Executive Officer and Director

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions described in this proxy statement or any of the securities to be issued in the Business Combination, passed upon the merits or fairness of the Business Combination or related transactions or passed upon the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary constitutes a criminal offense.

The accompanying proxy statement is dated [______], 2016, and, together with the enclosed form of proxy, is first being mailed to AAPC shareholders on or about [______], 2016.

Atlantic Alliance Partnership Corp.

590 Madison Avenue

New York, New York 10022

Tel: (212) 409-2434

Email: investorrelations@aapcacq.com

www.aapcacq.com

NOTICE OF SPECIAL MEETING OF ORDINARY SHAREHOLDERS

DATE & TIME	[____________], 2016, [_____] Eastern time

PLACE	[____________]

ITEMS OF BUSINESS	●	Consider and vote on a proposal to approve and adopt the transactions comprising the Business Combination (as defined in the proxy statement), including the issuance of ordinary shares of Atlantic Alliance Partnership Corp. (“AAPC”), which was announced pursuant to the Rule 2.7 Announcement and provides for AAPC to become owner of the entire issued and to be issued share capital of TLA Worldwide plc (the “Business Combination Proposal”);

	●	Consider and vote on a proposal to approve and adopt the amended and restated Memorandum and Articles of Association of AAPC, which amend Regulation 23.5(b) of AAPC’s existing Memorandum and Articles of Association to provide that a redemption offer is subject to limitations set forth in certain definitive transaction agreements (the “Amendment Proposal”); and

	●	Approve an adjournment by the Chairman of the special meeting of ordinary shareholders of AAPC (the “special meeting”) to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to ordinary shareholders for vote (the “Adjournment Proposal”).

RECORD DATE	Ordinary shareholders of record at the close of business on [________], 2016 may vote at the special meeting.

VOTING BY PROXY	The AAPC board of directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting. For information on submitting your proxy over the Internet, by telephone or by mailing back the enclosed proxy card (no extra postage is needed for the provided envelope if mailed in the U.S.), please see the attached proxy statement and enclosed proxy card. If you later decide to vote at the special meeting, information on revoking your proxy prior to the special meeting is also provided.

RECOMMENDATIONS	The AAPC Board unanimously recommends that you vote:

	●	“FOR” the Business Combination Proposal;

	●	“FOR” the Amendment Proposal; and

	●	“FOR” the Adjournment Proposal.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE VOTE OVER THE INTERNET AT [●] OR BY CALLING [●] OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

Your proxy may be revoked at any time before the vote at the Special Meeting by following the procedures outlined in this proxy statement.

Please note that we intend to limit attendance at the Special Meeting to AAPC shareholders (or their authorized representatives) as of the Record Date. If your ordinary shares are held by a broker, bank or other nominee, please bring to the special meeting your account statement evidencing your beneficial ownership of AAPC shares as of the Record Date. All ordinary shareholders should also bring photo identification.

The proxy statement of which this notice forms a part provides a detailed description of the Business Combination and the other transactions contemplated by the Scheme Document, including the issuance of ordinary shares of AAPC. We urge you to read the proxy statement, including any documents incorporated by reference, and its annexes carefully and in their entirety. If you have any questions concerning the Business Combination or the proxy statement, would like additional copies of the proxy statement or need help voting your ordinary shares of AAPC, please contact AAPC’s proxy solicitor:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

By order of the board of directors of AAPC

Jonathan Goodwin
President, Chief Executive Officer and Director

New York, New York

[_______], 2016

IMPORTANT INFORMATION ABOUT IFRS AND NON-IFRS FINANCIAL MEASURES

The financial statements of AAPC are prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

The consolidated audited financial statements of TLA are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which is referred to in this proxy statement/prospectus as “IFRS.” IFRS differs in some respects from US GAAP and therefore the results may differ from similar companies applying US GAAP.

TLA assesses the financial performance of its business using a variety of financial measures, which are referred to in various places within this proxy statement, including Headline EBITDA, headline EBIDTA margin, organic revenue, organic revenue growth, organic gross profit, organic gross profit growth, organic Headline EBITDA, organic Headline EBITDA growth, adjusted operating expenses, and net debt. These are termed “non-IFRS measures” because they exclude amounts that are included in, or include amounts that are excluded from, the most directly comparable measure calculated and presented in accordance with IFRS, or are calculated using financial measures that are not calculated in accordance with IFRS. TLA believes these measures provide shareholders with useful information about the performance of the TLA Group.

The presentation of these non-IFRS measures is not meant to be considered in isolation from, as a substitute for, or superior to, the most directly comparable measures calculated and presented in accordance with IFRS or those calculated using financial measures that are calculated in accordance with IFRS. The non-IFRS measures may not be directly comparable with similarly-termed measures used by other companies. Included in “TLA Management’s Discussion and Analysis of Financial Condition and Results of Operations” is a reconciliation of each of the non-IFRS measures to the most comparable measure calculated and presented in accordance with IFRS.

The definition and relevance of each of the above non-IFRS measures and their limitations is presented below.

Headline EBITDA

Headline EBITDA is defined as profit for the year before net finance costs, tax, depreciation, amortization of acquired intangible assets, share-based payment charges and acquisition-related charges.

TLA believes Headline EBITDA (i) is similar to measures frequently used by securities analysts, investors and other interested parties to evaluate companies in its industry and (ii) facilitates operating performance comparisons from period to period by isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Such items include variations in capital structures (affecting net finance costs), tax positions (such as the impact of changes in effective tax rates or availability of net operating losses against which to offset taxable profits), the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). Other items such as share-based payment charges and acquisition-related charges are excluded from Headline EBITDA because they are either non-cash items or because TLA otherwise believes they do not relate to ongoing performance of the business.

Headline EBITDA has limitations as an analytical tool, which include but are not limited to the following:

(i)	it does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt;

(ii)	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Headline EBITDA does not reflect any cash requirements for such replacements;

(iii)	it does not reflect the impact of earnings or charges resulting from matters TLA considers not to be indicative of ongoing operations; and

(iv)	other companies in the industry may calculate this measure differently than TLA does, limiting its usefulness as a comparative measure.

Headline EBITDA Margin

Headline EBITDA margin is defined as Headline EBITDA as a percentage of gross margin.

TLA uses Headline EBITDA margin to measure the success of its business in managing its cost base and improving profitability.

Organic Revenue and Organic Revenue Growth

Organic revenue is defined as revenue excluding the effects of the acquisition of Elite Sports Properties (“ESP”). Organic revenue growth is the period-over-period change in organic revenue.

TLA believes organic revenue and organic revenue growth provide useful measurement of the performance and growth of the core business without regard to recent acquisitions.

Organic Gross Profit and Organic Gross Profit Growth

Organic gross profit is defined as gross profit excluding the effects of the acquisition of ESP. Organic gross profit growth is the period-over-period change in organic gross profit.

TLA believes organic gross profit and organic gross profit growth provide useful measurement of the performance and growth of the core business without regard to recent acquisitions.

Organic Headline EBITDA and Organic Headline EBITDA Growth

Organic Headline EBITDA is defined as Headline EBITDA excluding the effects of the acquisition of ESP. Organic Headline EBITDA growth is the period-over-period change in organic Headline EBITDA.

TLA believes organic Headline EBITDA and organic Headline EBITDA growth provide useful measurement of the performance and growth of the core business without regard to recent acquisitions.

Adjusted Operating Expenses

Adjusted operating expenses is defined as operating expenses before depreciation, amortization of acquired intangible assets, share-based payment charges and acquisition-related charges.

TLA believes adjusted operating expenses provides similar benefits in measuring performance of the business as those described for Headline EBITDA above.

Net Debt

Net debt is defined as borrowings less cash and cash equivalents.

TLA uses net debt to measure its liquidity and assess the strength of its balance sheet.

IMPORTANT INFORMATION ABOUT EXCHANGE RATES

Certain information presented in this proxy statement has been converted from British pounds to U.S. dollars at specified exchange rates. Exchange rates fluctuate, and such fluctuation can be significant. Please see the section of this proxy statement entitled “Exchange Rates” beginning on page 44 of this proxy statement.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “AAPC” and the “Company” refer to Atlantic Alliance Partnership Corp., and the terms “combined company” and “post-Business Combination company” refer to AAPC and TLA together following consummation of the Business Combination.

In this document:

“AAPC” or the “Company” means Atlantic Alliance Partnership Corp.

“AAPC shares” means the ordinary shares of no par value in the capital of AAPC.

“Adjournment Proposal” means the proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date or dates to permit further solicitation and vote of proxies if there are insufficient votes at the time of the Special Meeting to approve the Business Combination Proposal or the Amendment Proposal.

“AFL” means the Australian Football League.

“Amendment Proposal” means the proposal to approve and adopt certain amendments to the Memorandum and Articles of Association, by means of the approval and adoption of the New AAPC Memorandum and Articles of Association.

“Board” means the board of directors of AAPC.

“Business Combination” means the acquisition by AAPC of TLA pursuant to the following three steps: (i) the insertion of TLA BVI as a new holding company of TLA with TLA’s shareholders exchanging their shares in TLA for shares in TLA BVI pursuant to a scheme of arrangement between TLA and TLA shareholders under part 26 of the Companies Act, (ii) the acquisition of TLA BVI by AAPC from its shareholders (the former TLA shareholders) for AAPC shares and cash as set out in the Scheme Document (“Step Two”) and (iii) the statutory merger of TLA BVI into AAPC under the applicable provisions of the BVI Business Companies Act with AAPC remaining as the surviving entity with all of the assets and liabilities of TLA BVI becoming vested in AAPC as set out in the Scheme Document.

“Business Combination Proposal” means the proposal to approve the Business Combination and, for purposes of NASDAQ Listing Rule 5635, the issuance of a number of AAPC shares that exceeds 20% of the number of AAPC shares that is currently outstanding.

“BVI Business Companies Act” means the BVI Business Companies Act, 2004, as amended.

“BVI Insolvency Act” means the Insolvency Act, 2003 of the British Virgin Islands.

“Chairman” means the person who is appointed as the chairman of the Special Meeting in accordance with AAPC’s Memorandum and Articles of Association.

“Closing” means the closing of the Business Combination.

“Code” means the Internal Revenue Code of 1986, as amended.

“Companies Act” means the UK Companies Act 2006, as amended.

“founder shares” means AAPC shares initially purchased by Sponsor in a private placement prior to the closing of AAPC’s initial public offering.

“Effective” means the Scheme having become effective pursuant to its terms upon consummation of the Business Combination.

“Memorandum and Articles of Association” means AAPC’s current Memorandum and Articles of Association, as filed in the British Virgin Islands on April 28, 2015.

“MLB” means Major League Baseball.

“MLBPA” means the Major League Baseball Players Association.

“NBA” means the National Basketball Association.

“New AAPC Memorandum and Articles of Association” means the amended and restated Memorandum and Articles of Association of AAPC to be adopted pursuant to the Amendment Proposal, a copy of which is attached as Annex B to this proxy statement.

“NFL” means the National Football League.

“Offer” means the proposed acquisition of the entire issued and to be issued share capital of TLA by AAPC to be implemented, in part, by way of the Scheme or a takeover offer as described in the Rule 2.7 Announcement.

“Panel” means the UK Panel on Takeovers and Mergers.

“PGA” means the Professional Golfers’ Association.

“Partial Cash Alternative” or “PCA” means the alternative whereby TLA shareholders may irrevocably elect to receive 61.5 pence in cash for each TLA share instead of the share consideration which they would otherwise be entitled to receive under the Business Combination, subject to scale back if elections exceed a maximum aggregate amount of the pounds sterling equivalent of $60 million (converted into pounds sterling using the British pound to U.S. dollar spot rate on the date on which the Business Combination becomes effective).

“private placement shares” means the AAPC shares issued to Sponsor in a private placement simultaneously with the closing of AAPC’s initial public offering.

“public shareholders” means the holders of AAPC shares that were sold in AAPC’s initial public offering (whether they were purchased in the initial public offering or thereafter in the open market).

“public shares” means AAPC shares sold in AAPC’s initial public offering (whether they were purchased in the initial public offering or thereafter in the open market).

“Rule 2.7 Announcement” means the announcement issued by AAPC on May 3, 2016 pursuant to Rule 2.7 of the Takeover Code.

“Scheme” means the proposed UK court-sanctioned scheme of arrangement under Part 26 of the Companies Act between TLA and the registered holders of the TLA shares for the insertion of TLA BVI as a new holding company of TLA.

“Scheme Document” means the document to be distributed to the holders of TLA shares in relation to the Scheme and the Business Combination as a whole.

“Sponsor” means the Company’s sponsor, AAP Sponsor (PTC) Corp., a British Virgin Islands company.

“Takeover Code” means the UK City Code on Takeovers and Mergers.

“TLA” means TLA Worldwide plc.

“TLA BVI” means [●].

“TLA shares” means the existing unconditionally allotted or issued and fully paid (or credited as fully paid) ordinary shares of two pence each in the capital of TLA and any further such shares which are unconditionally allotted or issued on or prior to the date on which the Scheme becomes effective.

“Trust Account” means the trust account of AAPC, which holds the net proceeds of AAPC’s initial public offering and the sale of private placement shares.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR AAPC SHAREHOLDERS

The following are some questions that you, as a shareholder of AAPC, may have regarding the Business Combination and the Special Meeting and the answers to those questions. AAPC urges you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Business Combination and the Special Meeting. Accordingly, you should carefully read this entire proxy statement, including each of the annexes and the other documents referred to herein.

Q:	Where and when is the Special Meeting?

A:	The Special Meeting is scheduled to be held at [________] on [______], 2016 at [_____], Eastern time.

Q:	What is the purpose of the Special Meeting?

A:	At the Special Meeting, shareholders will consider and act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, namely:

●	Business Combination Proposal. A proposal to approve the Business Combination, including: the approval for purposes of NASDAQ Listing Rule 5635 of the issuance of a number of AAPC shares that exceeds 20% of the number of AAPC shares that is currently outstanding;

●

Amendment Proposal. A proposal to amend the Memorandum and Articles of Association by approving and adopting the amended and restated Memorandum and Articles of Association of AAPC in the form of the New AAPC Memorandum and Articles, which amend Regulation 23.5(b) of AAPC's existing Memorandum and Articles of Association to provide that a redemption offer is subject to limitations set forth in certain definitive transaction agreements; and

●	Adjournment Proposal. A proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date or dates to permit further solicitation and vote of proxies if there are insufficient votes at the time of the Special Meeting to approve the Business Combination Proposal or the Amendment Proposal.

Q:	What vote is required to approve each of the Proposals?

A:	The approval of each of the Amendment Proposal and the Adjournment Proposal requires the affirmative vote of 65% of the votes present and voted at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting, and approval of the Business Combination Proposal requires the affirmative vote of a majority of the AAPC shares present at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting. References herein to the affirmative vote required in respect of the Amendment Proposal also include the affirmative vote required in respect of any class consent of the same shareholders (to the extent necessary) and any such consent will be deemed given by virtue of the approval of the Amendment Proposal.

Q:	What constitutes a quorum for the Special Meeting?

A:	The presence, in person or by proxy, of AAPC shareholders representing a majority of the total votes of the AAPC shares issued and outstanding on the Record Date and entitled to vote on the resolutions to be considered at the Special Meeting will constitute a quorum for the Special Meeting.

Q:	What if I do not vote my AAPC shares or if I abstain from voting?

A:	The approval of each of the Amendment Proposal and the Adjournment Proposal requires the affirmative vote of 65% of the votes present and voted at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting, and approval of the Business Combination Proposal requires the affirmative vote of a majority of the AAPC shares present at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting. Abstentions will not be counted as votes properly cast for purposes of the Business Combination Proposal, the Amendment Proposal or the Adjournment Proposal. As a result, if you abstain from voting on the Business Combination Proposal, the Amendment Proposal or the Adjournment Proposal, your AAPC shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Memorandum and Articles of Association), but the abstention will have no effect on the outcome of such proposal.

Q:	What proposals must be passed in order for the Business Combination to be completed?

A:	The Business Combination will not be completed unless the Business Combination Proposal and the Amendment Proposal are each approved. If AAPC does not consummate a business combination by November 4, 2016, AAPC will be required to dissolve and liquidate itself and return the monies held within its Trust Account.

Q:	How does the AAPC Board recommend that I vote on the proposals?

A:	The AAPC Board unanimously recommends that you vote as follows:

●	“FOR” approval of the Business Combination Proposal;

●	“FOR” approval of the Amendment Proposal; and

●	“FOR” approval of the Adjournment Proposal.

Q:	How many votes do I have?

A:	AAPC shareholders have one vote per AAPC share on each proposal to be voted upon.

Q:	How do I submit my proxy for the Special Meeting?

A:	If you are a shareholder of record, you may submit a proxy via the Internet, by phone, or by mail. If you hold your AAPC shares in “street name” with a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. See the section titled “Special Meeting of AAPC Shareholders” beginning on page 48 of this proxy statement.

Q:	If my AAPC shares are held in street name by my bank, broker, or other nominee, will my bank, broker, or other nominee automatically vote my shares for me?

A:	No. If your AAPC shares are held in street name, you must instruct the broker, bank, or other nominee on how to vote your shares. See the section titled “Special Meeting of AAPC Shareholders” beginning on page 48 of this proxy statement.

Q:	What happens if I sell my AAPC shares after the Record Date but before the Special Meeting?

A:	If you transfer AAPC shares after the Record Date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Q:	May I change my vote after I have delivered my proxy card?

A:	If you are a shareholder of record, you can change your vote within the regular voting deadlines by voting again by telephone or via the Internet, executing and returning a later dated proxy card, or attending the annual meeting and voting in person. If you are a shareholder of record, you can revoke your proxy by delivering a written notice of your revocation to Mr. Jonathan Mitchell at 590 Madison Avenue, New York, NY 10022. If you hold your AAPC shares in street name, you should follow the instructions provided by your banker, broker, or other nominee. See the section titled “Special Meeting of AAPC Shareholders” beginning on page 48 of this proxy statement.

Q:	Will I receive anything as a result of the Business Combination?

A:	As an AAPC shareholder, you will not receive any consideration in connection with the Business Combination. Only TLA shareholders will receive consideration in connection with the Offer and the Business Combination. AAPC shareholders will not be entitled to appraisal rights in connection with the Business Combination.

Q:	May the Sponsor, AAPC’s directors, executive officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:	The Sponsor or our directors, executive officers, advisors or their affiliates may purchase AAPC shares in privately negotiated transactions or in the open market either prior to or after the closing of the Business Combination, including from AAPC shareholders who would have otherwise elected to have their shares redeemed. However, they have no current commitments or plans to engage in such transactions and have not formulated any terms or conditions for any such transactions. If they engage in such transactions, any such purchases shall be subject to limitations regarding possession of any material nonpublic information not disclosed to the seller and they will not make any such purchases if such purchases are prohibited by Regulation M under the Exchange Act. Any such purchase would include a contractual acknowledgement that the selling shareholder, although still the record holder of AAPC shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event the Sponsor or our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.

Q:	Do I have redemption rights?

A:	If you are a holder of public shares, you may redeem your AAPC shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our initial public offering, as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our tax obligations, upon the consummation of the Business Combination. The per-share amount we will distribute to holders who properly redeem their AAPC shares will not be reduced by the deferred underwriting commissions AAPC will pay to the underwriters. However, under our Memorandum and Articles of Association, in no event will the Company consummate the redemption of public shares if such redemption would cause our net tangible assets to be less than $5,000,001. The Sponsor and certain of our directors, executive officers and their affiliates have agreed to waive their redemption rights with respect to their founder shares and private placement shares, and such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. However, if the Sponsor and our directors, executive officers and their affiliates acquired public shares in or after AAPC’s initial public offering (or acquire public shares following the date of this proxy statement), they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if AAPC fails to complete a business combination by November 4, 2016.

Q:	Is there a limit on the number of shares I redeem?

A:	The Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in AAPC’s initial public offering (“Excess Shares”). However, the Company will not restrict the shareholders’ ability to vote all of their shares (including Excess Shares) for or against a Business Combination. However, if AAPC receives redemption requests in excess of more than 3,635,735 of its public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations), the Business Combination will not proceed. In addition, in accordance with our Memorandum and Articles of Association in no event will we consummate the redemption of public shares if such redemption causes our net tangible assets to be less than $5,000,001.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on [______], 2016 (two business days before the Special Meeting), (i) submit a written request to our transfer agent that we redeem your AAPC shares for cash, and (ii) deliver your ordinary shares to our transfer agent physically or electronically through The Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your AAPC shares will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your AAPC shares are delivered to our transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or the brokers or DTC, it may take significantly longer than two weeks to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:	AAPC shareholders who exercise their redemption rights to receive cash from the Trust Account in exchange for their AAPC shares generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the AAPC shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of such redemption. See the section entitled “The Business Combination and Issuance of Ordinary Shares (Proposal 1) — Material U.S. Federal Income Tax Considerations” beginning on page 66 of this proxy statement.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	AAPC will pay the cost of soliciting proxies for the Special Meeting. AAPC has engaged Morrow & Co., LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. AAPC has agreed to pay Morrow a fee of $20,000. AAPC will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates for certain claims, liabilities, losses, damages and expenses. AAPC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of AAPC shares for their expenses in forwarding soliciting materials to beneficial owners of AAPC shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have any questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

Investor Relations
Atlantic Alliance Partnership Corp.
590 Madison Avenue
New York, NY 10022
Tel: (212) 409-2434
E-mail: investorrelations@aapcacq.com

You may also contact our proxy solicitor at:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

To obtain timely delivery, our shareholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your AAPC shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to our transfer agent prior to 4:30 p.m. Eastern time on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SUMMARY

This summary highlights selected information also contained elsewhere in this proxy statement related to the matters upon which you are being asked to vote and may not contain all of the information important to you. You should read this entire document, its annexes and the other documents to which this proxy statement refers you to fully understand the matters upon which you are being asked to vote. Each item in this summary refers to the page on which that subject is hereinafter discussed in more detail. See also the section entitled “Where You Can Find More Information” beginning on page 130 of this proxy statement.

Unless otherwise specified, all share calculations in this summary (i) assume no exercise of redemption rights by AAPC’s public shareholders, (ii) assume TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative, and (iii) assume 7,234,981 AAPC shares are issued in the Business Combination.

Parties to the Business Combination

Atlantic Alliance Partnership Corp.

Atlantic Alliance Partnership Corp. is a blank check company incorporated in the British Virgin Islands on January 14, 2015 for the purpose of conducting a business combination led by its Sponsor and senior management team comprising Jonathan Goodwin, Mark Klein, Waheed Alli, Jonathan Mitchell and Iain Abrahams. As at March 31, 2016, AAPC had $80.8 million of capital in trust which includes the net proceeds raised in its initial public offering on May 4, 2015. AAPC’s ordinary shares are listed on NASDAQ under the ticker symbol “AAPC.” We intend to apply to continue the listing of our ordinary shares on NASDAQ under the symbol “TLA” following completion of the Business Combination.

The mailing address of AAPC’s principal executive office is 590 Madison Avenue, New York, NY 10022.

TLA Worldwide plc

TLA Worldwide plc is a leading sports marketing and baseball representation company, which has been listed on the AIM market of the London Stock Exchange since December 2011. TLA derives revenues from long-term agency relationships with many prominent U.S. and international sports stars, broadcasters and media personalities associated with major sports, including MLB, the NFL, the NBA, the PGA tour, the AFL, Olympians and cricketers. It also provides a range of services in respect of media consultancy, sports sponsorship and event creation and ownership, including the International Champions Cup soccer tournament in Australia. TLA serves its clients from 10 locations worldwide, including its offices in the U.S., Australia and the UK. TLA is a public company whose shares are admitted to trading on the AIM market of the London Stock Exchange plc.

The Business Combination

The Business Combination (see page 54)

On May 3, 2016, pursuant to Rule 2.7 of the Takeover Code, the Company issued an announcement, which we refer to as the Rule 2.7 Announcement, disclosing the terms on which the Company intends to make a recommended offer for the entire issued and to be issued ordinary share capital of TLA. This announcement stated that, under the terms of the recommended offer, holders of TLA ordinary shares will be entitled to receive 10 ordinary shares of the Company for every 107 TLA ordinary shares held by means of a UK court-sanctioned scheme of arrangement between TLA and TLA shareholders under the Companies Act. A partial cash alternative up to a maximum aggregate amount of $60 million, which we refer to as the Partial Cash Alternative, will be made available to TLA shareholders pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA ordinary share (subject to scale-back in accordance with the terms of the Partial Cash Alternative) instead of some or all of the Company’s ordinary shares, which they would otherwise be entitled to receive. We refer to our recommended offer as the Offer, and to our potential acquisition of TLA ordinary shares as the Business Combination. A summary of the proposed structure of the Business Combination is set out on page 54 of this proxy statement. Assuming TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative and that no redemptions of AAPC shares are requested in connection with the Business Combination, we expect to issue 7,234,981 AAPC shares in connection with the Business Combination, and upon completion of the Business Combination, AAPC shareholders would own approximately 58.9% of AAPC’s shares and TLA shareholders would own approximately 41.1% of AAPC’s shares immediately following the consummation of the Business Combination based on AAPC’s shares outstanding as of July 19, 2016. Alternatively, assuming TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative and that AAPC receives redemption requests with respect to 3,635,735 of its public shares, we expect to issue 7,234,981 AAPC shares in connection with the Business Combination, and upon completion of the Business Combination, AAPC shareholders would own approximately 48.3% of AAPC’s shares and TLA shareholders would own approximately 51.7% of AAPC’s shares immediately following the consummation of the Business Combination based on AAPC’s shares outstanding as of July 19, 2016.

Conditions to the Business Combination (see page 55)

The Rule 2.7 Announcement includes conditions to completion of the Business Combination. The completion of the Business Combination is conditioned upon, among other things:

●	approval of the Business Combination Proposal and the Amendment Proposal by AAPC shareholders;

●	if the Business Combination is effected, in part, by the Scheme, approval of the Scheme contemplated by the Rule 2.7 Announcement by the holders of at least a majority in number of TLA shareholders who are present and vote at the general shareholder meeting, either in person or by proxy, representing at least 75% in value of the TLA shares voted by those TLA shareholders and the sanction and confirmation of the High Court of Justice in England and Wales;

●	if the Business Combination is to be effected by way of a takeover offer, the acceptance condition to the takeover offer will be set at 90% of the TLA shares to which the takeover offer relates (or such lesser percentage (being more than 50%) as AAPC may decide with the consent of the Panel); and

●	the absence of a material adverse impact on TLA and certain other matters related to TLA as described in the Rule 2.7 Announcement.

Financing Arrangements (see page 65)

In connection with the Business Combination, on May 2, 2016, AAPC entered into a credit agreement, which provides for senior secured credit facilities comprised of delayed draw term loans in an aggregate principal amount equal to $24,500,000. Borrowings under the credit agreement will be used, if necessary, to pay cash amounts due to TLA shareholders in connection with the Business Combination and to pay the Company’s fees and expenses incurred in connection therewith, and no amounts will be drawn by the Company under the credit agreement until completion of the Business Combination. In addition, AAPC has considered, and continues to consider, options for raising additional capital, including by way of a public or private offering of AAPC shares or other equity securities, if AAPC’s board of directors and management determine that such a capital raise is in the best interests of AAPC. The proceeds of any capital raise potentially could be used in connection with the Business Combination or for general corporate purposes.

Redemption Rights (see page 64)

Pursuant to our Memorandum and Articles of Association, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Memorandum and Articles of Association. For illustrative purposes, based on funds in the Trust Account of $80,792,886 (including $63,937 of interest income) on March 31, 2016, the estimated per share redemption price would have been approximately $10.50. If an AAPC shareholder exercises its redemption rights, then such shareholder will be exchanging its AAPC shares for cash and will no longer own AAPC shares. Such a shareholder will be entitled to receive cash for its public shares only if it accepts the redemption offer and follows the procedures described herein. See the section entitled “Special Meeting of AAPC Shareholders — Redemption Rights” beginning on page 52 of this proxy statement for the procedures to be followed if you wish to redeem your shares for cash.

Registration Exemption; Listing of new AAPC Shares (see page 63)

The AAPC shares to be issued to TLA shareholders as partial consideration (subject to the Partial Cash Alternative) for the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act. It is a condition to the Business Combination that the newly issued AAPC shares be listed for trading on NASDAQ.

Board of Directors of AAPC Following the Business Combination (see page 64)

AAPC proposes that the board of directors of the post-Business Combination company will initially have six members, which will be divided into three classes, with each class having a term of three years. Following completion of the Business Combination, it is expected that the Class A directors will be Bart Campbell and Michael Principe, the Class B directors will be Mark Klein and Iain Abrahams, and the Company expects to appoint two additional non-executive directors as Class C directors after the date of this proxy statement. See the section entitled “Management After the Business Combination” beginning on page 114 of this proxy statement for additional information.

Accounting Treatment (see page 75)

We prepare our financial statements in accordance with U.S. GAAP. The Business Combination will be accounted for as a business combination using the acquisition method of accounting and it is expected that AAPC will be treated as the acquirer. The Business Combination will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the pro forma condensed consolidated financial information presented elsewhere in this proxy statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the completion of the Business Combination, will be revised as information becomes available upon completion of the Business Combination and finalization of the valuation of TLA’s assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of TLA as of the closing date of the Business Combination.

No Appraisal Rights (see page 53)

Appraisal rights are not available to our shareholders in connection with the Business Combination.

AAPC’s Board of Directors’ Reasons for the Approval of the Business Combination (see page 61)

We were formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar initial business combination with one or more businesses or entities. We have sought to capitalize on the contacts and sources of our management team and directors to identify, acquire and operate a business, although we are not limited to a particular industry or sector.

In particular, our board of directors considered the following positive factors, although not weighted or in any order of significance:

●	TLA is an already successful business with strong growth prospects within the international athlete representation and sports marketing industry;

●	The Business Combination will strengthen TLA’s business in the U.S. market and provide additional cash resources for continued growth investment in the business;

●	The athlete representation and sports marketing industry is critical to sports, generally, which is among the most valuable and fastest-growing forms of media, and TLA is well-positioned to capture the benefits of such growth;

●	For the year ended December 31, 2015, TLA delivered strong growth in revenue and gross profit across all segments, including a 119% revenue increase to $45.6 million, a 68% gross profit increase to $35.0 million and a 56% Headline EBITDA increase to $13.7 million, in each case over the prior year;

●	TLA’s organic revenue, gross profit and Headline EBITDA grew by 22%, 22% and 13%, respectively, for the year ended December 31, 2015;

●	The experience and expertise of the AAPC board of directors and founders will be beneficial to the growth of the post-Business Combination company;

●	The post-Business Combination company will be listed on NASDAQ, a major U.S. stock exchange, which the AAPC Board believes has the potential to offer all shareholders greater liquidity;

●	TLA has a strong and experienced management team that is expected to remain with the post-Business Combination company;

●	The founders of TLA intend to remain with the post-Business Combination company, which will provide helpful continuity in advancing the company’s strategic and growth goals;

●	TLA has a strong financial profile with recurring and predictable revenues and strong industry fundamentals;

●	TLA derives revenue from long-term agency relationships with many U.S. and international sports stars, broadcasters and media personalities associated with major sports, including MLB, the NFL, the NBA, the PGA, the AFL, the Olympics and international cricket, which has created a broad client base with stable relationships and low attrition rates, yet no client of TLA accounted for more than 5% of total revenue in 2015;

●	TLA has a global reach with ten offices worldwide in the U.S., Australia and the UK, making it well-positioned to take advantage of growth globally, not just regionally; and

●	The financial and other terms and conditions of the Scheme and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between AAPC and TLA.

Quorum and Required Vote for Proposals (see page 49)

A quorum of AAPC shareholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if not less than 50 per cent of the total votes of the AAPC shares issued and outstanding and entitled to vote on the resolutions to be considered at the Special Meeting are represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum provided that such votes or the holders thereof are otherwise considered present under the terms of the Memorandum and Articles of Association.

The approval of each of the Amendment Proposal and the Adjournment Proposal requires the affirmative vote of 65% of the votes present and voted at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting, and approval of the Business Combination Proposal requires the affirmative vote of a majority of the AAPC shares present at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting. Accordingly, an AAPC shareholder’s failure to vote by proxy or to vote in person at the Special Meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of any vote on the Business Combination Proposal, the Amendment Proposal or the Adjournment Proposal. Approval of the Amendment Proposal by such majority will also be deemed approval of such proposal on a class basis, to the extent class approval is required.

The Business Combination Proposal is conditioned on the Amendment Proposal, and the Amendment Proposal is conditioned on the Business Combination Proposal. If the Business Combination Proposal is not approved, the Amendment Proposal will have no effect, even if the Amendment Proposal is approved by the requisite vote. If the Amendment Proposal is not approved, the Business Combination Proposal will have no effect, even if the Business Combination Proposal is approved. However, if AAPC receives redemption requests in respect of more than 3,635,735 of its public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations), the Business Combination will not proceed and the Amendment Proposal and the Business Combination Proposal will have no effect, even if such proposals are approved unless waived.

Recommendation to AAPC Shareholders (see page 48)

Our board of directors believes that each of the Business Combination Proposal, the Amendment Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our shareholders and unanimously recommends that our shareholders vote “FOR” each of the proposals.

When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the beneficial ownership by our Sponsor and certain of our directors of 2,700,313 AAPC shares beneficially owned by them as of the date of this proxy statement following the Business Combination, subject to a lock-up, which shares would have a value of approximately $27.3 million based on the closing price of the AAPC shares on July 19, 2016;

●	the continuation of certain of our directors as directors (but not officers) of AAPC; and

●	the continued indemnification of current directors and officers of AAPC and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Further, all of the AAPC shares currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares.

Risk Factors (see page 19)

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 19 of this proxy statement.

SELECTED UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement.

The following unaudited pro forma condensed combined balance sheet data combines the unaudited condensed historical balance sheet data of AAPC as of March 31, 2016 with the unaudited condensed consolidated historical balance sheet data of TLA as of December 31, 2015, giving effect to the transactions contemplated by the Business Combination as if they had been consummated as of March 31, 2016.

The following unaudited pro forma condensed combined statement of operations data for the three months ended March 31, 2016 combines the unaudited condensed statement of operations data of AAPC for the three months ended March 31, 2016 with the unaudited condensed consolidated statement of comprehensive income data of TLA for the three months ended December 31, 2015, giving effect to the transactions contemplated by the Business Combination as if they had occurred on January 14, 2016.

The following unaudited pro forma condensed combined statement of operations data for the period January 14, 2015 (inception) through December 31, 2015 combines the audited statement of operations data of AAPC for the period January 14, 2015 (inception) through December 31, 2015 with the audited consolidated statement of comprehensive income data of TLA for the year ended December 31, 2015, giving effect to the transactions contemplated by the Business Combination as if they had occurred on January 14, 2015. The results of operations of TLA for the period January 1, 2015 through January 13, 2015 were not separately removed as they were immaterial to the statement of comprehensive income.

The unaudited pro forma condensed combined balance sheet as of March 31, 2016, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 and the unaudited pro forma condensed combined statement of operations for the period January 14, 2015 through December 31, 2015 have been prepared assuming both no redemption of shares held by AAPC shareholders and the maximum number of shares redeemed by AAPC shareholders as follows:

●	Assuming No Redemption: This presentation assumes that no AAPC public shareholders seek conversion of their AAPC public shares into pro rata shares of the Trust Account and the Partial Cash Alternative for TLA shareholders (the “PCA”) is funded at $60 million;

●	Assuming Maximum Redemption: This presentation assumes that holders of no more than 3,635,735 public shares of AAPC exercise their right to have their shares converted into their pro rata share of the Trust Account. At this level of conversion, AAPC would have $60 million available from the Trust Account after giving effect to payments that AAPC would be required to make to its redeeming shareholders, which would meet the minimum cash requirement in order to fund the PCA for $60 million and to consummate the Business Combination.

The historical financial information has been adjusted to give effect to the expected events that are related and/or directly attributable to the transactions contemplated by the Business Combination, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the transactions.

AAPC is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the transactions contemplated by the Business Combination taken place on the dates noted, or the future financial position or operating results of the combined company.

	Pro Forma
	For the Three Months Ended March 31, 2016
	Atlantic Alliance Partnership Corp.	TLA Worldwide plc	Maximum Redemptions	No Redemptions
Statement of Operations Data
Total revenues	$-	$10,850,000	$10,850,000	$10,850,000
Total operating expenses	$317,000	$8,437,000	$10,235,000	$10,235,000
Operating loss	$(317,000)	$(938,000)	$(2,736,000)	$(2,736,000)
Net loss available to common shareholders	$(289,000)	$(435,000)	$(1,599,000)	$(1,437,000)
Net loss per common share - basic	$(0.09)	$-	$(0.11)	$(0.08)
Net loss per common share - diluted	$(0.09)	$-	$(0.11)	$(0.08)

	Pro Forma
	As of March 31, 2016
	Atlantic Alliance Partnership Corp.	TLA Worldwide plc	Maximum Redemptions	No Redemptions
Balance Sheet Data
Total current assets	$444,000	$27,431,000	$24,835,000	$38,510,000
Total assets	$81,237,000	$83,434,000	$211,993,000	$225,668,000
Total current liabilities	$2,975,000	$17,982,000	$41,537,000	$17,037,000
Total liabilities	$2,975,000	$47,352,000	$98,212,000	$73,712,000
Total stockholders’ equity	$5,000,000	$36,082,000	$113,781,000	$151,956,000

	Pro Forma
	For the Period January 14, 2015 through December 31, 2015
	Atlantic Alliance Partnership Corp.	TLA Worldwide plc	Maximum Redemptions	No Redemptions
Statement of Operations Data
Total revenues	$-	$45,640,000	$45,640,000	$45,640,000
Total operating expenses	$272,000	$30,276,000	$36,470,000	$36,470,000
Operating (loss) income	$(272,000)	$4,725,000	$(1,469,000)	$(1,469,000)
Net (loss) income available to common shareholders	$(226,000)	$120,000	$(4,283,000)	$(3,636,000)
Net (loss) income per common share - basic	$(0.08)	$-	$(0.31)	$(0.21)
Net (loss) income per common share - diluted	$(0.08)	$-	$(0.31)	$(0.21)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this proxy statement. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing of completion of, and our ability to complete, the Business Combination. Specifically, forward-looking statements may include statements relating to:

●	the benefits of the Business Combination;

●	the future financial performance of the combined company following the Business Combination;

●	changes in the markets in which TLA competes;

●	growth plans and opportunities, including the ability to acquire and retain new clients;

●	the outcome of any known and unknown litigation; and

●	other statements preceded by, followed by or that include the words “anticipates”, “believes”, “continue”, “expects”, “estimates”, “intends”, “may”, “outlook”, “plans”, “potential”, “projects”, “predicts”, “should”, “target”, “will”, or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination;

●	the outcome of any legal proceedings that may be instituted against AAPC, TLA or others following announcement of the Business Combination and the transactions contemplated therein;

●	the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of AAPC or TLA or other conditions to closing in the Business Combination;

●	the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the combined company to grow and manage growth profitably, maintain relationships with clients, compete within its industry and retain its key employees;

●	costs related to the proposed Business Combination;

●	changes in applicable laws or regulations or their interpretation or application;

●	the possibility that AAPC or TLA may be adversely impacted by other economic, business, and/or competitive factors;

●	future exchange and interest rates;

●	delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; and

●	other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors” herein, and other filings that have been made or will be made with the SEC by AAPC.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the Business Combination Proposal and the Amendment Proposal.

Risks Related to TLA’s Business and Industry

References in this “Risks Related to TLA’s Business and Industry” section to “TLA,” the “Company,” “we,” “us” and “our” shall refer to TLA Worldwide plc.

Our financial performance will be dependent on our ability to successfully execute our acquisition strategy.

One of our key strategies is to seek acquisition opportunities within the industries in which we operate. TLA’s financial performance will be dependent upon the financial condition, results of operations and prospects of acquired businesses and TLA management’s ability to integrate and operate such businesses. Although TLA’s senior executive management has endeavored to evaluate the risks inherent in each prior acquisition and will continue to do so in the future, TLA may not be successful in integrating any particular business and may be adversely impacted by risks inherent to the operations of each acquired business.

We must continue to identify and attract new talent as existing clients reach the end of their careers.

Our business model relies on the ability of TLA management to continue to identify and recruit athletes and personalities with high earnings potential. As athletes and personalities reach the end of their careers, their earnings and earnings potential declines, which results in lower revenues for TLA. The ability of TLA management to continue to identify and recruit athletes and personalities with significant earnings potential relies on a continued presence in the market, industry experience and expertise and judgement in selecting the athletes and personalities who will become successful. There is a risk that insufficient players and personalities will be identified in the future to maintain and/or profitably grow revenues.

Our financial performance depends on the career progression and earnings potential of TLA’s clients.

TLA’s financial performance significantly depends on the salary our clients earn pursuant to their professional team contracts and sponsorships. The clients that TLA’s agents represent may not be able to sign contracts or sponsorships after their current contracts and/or sponsorships expire or subsequent contracts and/or sponsorships may not be as lucrative as their current contracts and/or sponsorships. The decrease in revenues that could result from a lesser contract could have an adverse impact on TLA.

The financial success of TLA is highly dependent on key personnel, including its agents, members of management, and its directors, and the loss of TLA’s key personnel could adversely impact the operations, profitability and financial condition of TLA.

The success of TLA is highly dependent on the relationships, networks and reputations of its directors and key agents. TLA’s agents possess substantial experience in representing professional athletes and TLA’s financial performance will depend on the continued success of these agents. The loss of any key agents could significantly impact the ability of TLA to retain clients. Any such loss could have an adverse impact on TLA’s operations, profitability and financial condition.

In addition, TLA’s success depends on the efforts, abilities and expertise of TLA’s management team, which has been instrumental in setting TLA’s strategic direction and will be responsible for implementing such strategy. The loss of key members of TLA’s management team could adversely impact TLA’s operations, profitability and financial condition until qualified replacements are found. TLA cannot assure potential investors that it will be able to replace these individuals with persons of substantially similar experience and capabilities.

Although TLA enters into employment arrangements with its key personnel to secure their services, TLA cannot guarantee the retention of such key personnel. Should key personnel leave, TLA’s business, prospects, financial condition or results of operations may be adversely impacted.

TLA’s ability to collect receivables in a timely fashion could adversely impact TLA’s results of operations.

TLA will need to continue to collect its receivables, in particular the commissions from the individual clients it represents, on a timely basis. There is a potential risk of bad debt if the collection of receivables is not performed on a timely basis. For example, baseball players are paid between April and October by their respective clubs. If cash collection is not performed in this period then the agent will often have to wait until the next season to obtain payment. As these fees age there is then an increased risk of dispute with the player. The risk is increased in circumstances where the player/athlete is no longer represented by TLA and/or where the player/athlete is no longer earning significant income.

Our agents’ ability to represent baseball players is subject to the MLBPA’s certification requirements, and our financial performance may be adversely impacted by changes in the certification requirements of the MLBPA and labor interruptions affecting Major League Baseball.

The MLBPA requires the general certification of individuals as the representative of players to Major League Baseball teams. In addition, the MLBPA requires the limited certification of individuals to recruit or provide client maintenance services to players, if such individuals do not engage in conduct that requires a general certification. If any of TLA’s agents are unable to maintain these required certifications with the MLBPA, such agents will not be able to represent and/or recruit and provide client maintenance services to MLB players, and, accordingly, TLA’s financial performance could be adversely impacted.

Our business would also be adversely impacted by labor interruptions affecting MLB. A labor interruption could come in the form of a strike initiated by the players or a lockout initiated by the owners. MLB’s current collective bargaining agreement expires on December 1, 2016 and a labor interruption may occur if a new collective bargaining agreement is not agreed by the players and the owners prior to the beginning of the 2017 season. In the event of any such labor interruption, players’ contracts with their respective professional team would likely be suspended for the duration of the work stoppage, and players either may be unable to pay, or not contractually obligated to pay, TLA’s agents, which would adversely impact TLA’s operations, profitability and financial condition.

The introduction of a salary cap in Major League Baseball or changes to baseball’s luxury tax could adversely impact TLA’s financial performance.

Unlike the NFL and NBA, MLB does not have a salary cap for players or a fee cap for agents; however, MLB does have a luxury tax payable by teams with salaries above a certain salary threshold. The introduction of changes in the regulation of player or agent fees or changes in how the luxury tax is determined or paid could have an adverse impact on TLA’s operations, profitability and financial condition.

Changes in technology and in consumer consumption patterns may affect demand for sports media and entertainment products and could adversely impact the revenue generated by sports leagues, teams and players.

The sports industry in which we participate increasingly depends on the ability to successfully adapt to shifting patterns of content consumption through the adoption and exploitation of new technologies. In particular, new technologies affect the sources and nature of competing content offerings, the time and manner in which consumers acquire and view sporting events and related content offerings and the options available to advertisers for reaching their desired audiences. This trend has impacted the business model for certain traditional forms of distribution, as evidenced by the industry-wide decline in ratings for broadcast television, the development of alternative (including on-line) distribution channels for broadcast and cable programming, and declines in subscriber levels for certain distribution channels. In order to respond to these developments, sports leagues and teams may be required to alter their business models and there can be no assurance that they will successfully respond to these changes or that the business models they develop will be as profitable as their current business models. As a result, the income from sporting events and related content offerings may decline or increase at slower rates than in the past, which, in turn, could have an adverse impact on TLA’s operations, profitability and financial condition.

Changes in the rate of commission charged by TLA could adversely impact TLA’s financial performance.

Historically, TLA has generated substantially all of its commission revenue based on a flat rate commission of five percent of player earnings, which is considered to be the industry standard. A change in the industry standard could have an adverse impact on TLA’s operations, profitability and financial condition.

TLA’s inability to successfully implement its strategy, including the ability to cross-sell and up-sell products across TLA’s businesses and segments could adversely impact TLA’s results of operations.

Our strategy includes identifying and exploiting cross-selling opportunities of TLA’s services to its athlete clients and creating new events. The success of this strategy relies, in part, on TLA management’s ability to integrate the operations of TLA’s divisions and acquired companies. There is a risk that TLA management will not be able to successfully implement its strategy which would have an impact on TLA’s growth prospects.

Competition in the sports management industry could result in TLA losing market share and charging lower prices for services, which could reduce TLA’s revenue.

TLA competes in the sports management industry with numerous competitors. In each of the Company’s markets, its competitors may possess greater resources, greater name recognition, greater geographic reach and longer operating histories than TLA, which may give competitors an advantage in obtaining future clients and attracting qualified talent in their markets. Increased competition may lead to, among other things, loss of business and market share and pricing pressures that could adversely impact TLA’s operations, profitability and financial condition.

Acquiring new clients and retaining existing clients depends on TLA’s ability to avoid and manage conflicts of interest arising from other client relationships, retaining key personnel and maintaining a highly skilled workforce.

TLA’s ability to acquire new clients and to retain existing clients may, in some cases, be limited by clients’ perceptions of, or policies concerning, conflicts of interest arising from other client relationships. If TLA is unable to maintain multiple client relationships and avoid potential conflicts of interests, TLA’s operations, profitability and financial condition may be adversely impacted.

If TLA is unable to maintain its professional reputation and brand name, its business will be harmed.

TLA strongly depends on its overall reputation and brand name recognition, which TLA believes is strong in the industry, to secure new engagements and to sign qualified clients. TLA’s success also depends on the individual reputations of the clients that it represents. In addition, any adverse impact on the Company’s reputation might adversely impact its development of new client relationships and its representation of existing clients, which is driven largely by the value of the TLA brand. If any client is dissatisfied with TLA’s services, this may adversely impact the Company’s ability to secure new engagements.

If any factor, including poor performance, hurts TLA’s reputation, the Company may experience difficulties in competing successfully for both new client engagements and qualified talent. Failing to maintain TLA’s professional reputation and the goodwill associated with its brand name could adversely impact its operations, profitability and financial condition.

TLA’s revenue and profit may be impacted by adverse economic conditions.

Recessions may impact gross billings for sports management services. An important segment of the sports entertainment industry is advertising. Because advertising expenditures are viewed by companies as discretionary and are curtailed during economic downturns, this may adversely impact TLA’s operations, profitability and financial condition.

Failure to maintain adequate financial and management processes and controls could lead to errors in TLA’s financial reporting.

Failure to maintain adequate financial and management processes and controls could lead to adverse impacts on TLA’s financial reporting if the Company is unable to remediate its material weaknesses. TLA could thus be subject to regulatory scrutiny and a loss of public confidence. In addition, TLA may not be able to accurately report its financial performance on a timely basis, which could have a negative effect on TLA’s stock price.

TLA’s historic financial statements may not reflect its future operating results because, among other things, its financial results do not give effect to significant costs it will need to incur to ensure compliance with U.S. corporate governance, reporting and accounting requirements.

TLA’s historic financial statements may not reflect its future operating results because, among other things, its financial results do not give effect to significant costs associated with U.S. public company reporting requirements and costs associated with applicable corporate governance requirements, including rules implemented by NASDAQ and the U.S. Securities and Exchange Commission. Among other things, TLA has not historically been subject to quarterly public reporting, and its financial statements have not historically been prepared in accordance with U.S. GAAP. All of these applicable rules and regulations will significantly increase TLA’s legal and financial compliance costs and make some activities more time consuming and costly.

If TLA fails to successfully develop new service offerings, TLA may be unable to retain current clients or gain new clients, and its revenues would decline.

The process of developing new service offerings requires accurate anticipation of clients’ changing needs. This may require that TLA make long-term investments and commit significant resources before knowing whether these investments will eventually result in service offerings that achieve client acceptance and generate the revenues required to provide desired returns. If TLA fails to accurately anticipate and meet its clients’ needs through the development of new service offerings, TLA’s competitive position could be weakened and that could have an adverse impact on its results of operations and financial condition.

Cyber-attacks or other breaches of network or information technology security, as well as risks associated with compliance on data privacy, could have an adverse impact on TLA’s systems, services, reputation and financial results.

TLA relies upon multiple information technology systems and networks, some of which are cloud-based or managed by third parties, to process, transmit and store electronic information and to manage or support a variety of critical business processes and activities. In the course of these activities TLA may store or process proprietary or confidential information concerning current, past or prospective employees and clients. The secure operation of these systems, networks and processes is critical to TLA’s business operations. TLA routinely experiences cyber-attacks, which may include the use of malware, computer viruses, social engineering schemes and other means of disruption or unauthorized access.

The actions TLA takes to reduce the risk of impairments to its operations or systems and breaches of confidential, private or proprietary data may not be sufficient to prevent or repel future cyber events or other impairments of the Company’s networks or information technologies. An event involving the destruction of or accidental or unauthorized release of sensitive information from systems related to TLA’s business (including cyber-attacks or other security breaches as well as unauthorized actions by the Company’s employees, or a failure to comply with TLA obligations under various privacy laws and regulations) could result in damage to TLA’s reputation, fines, regulatory sanctions or interventions, contractual or financial liabilities, additional compliance costs, loss of employees or customers, and other forms of costs, losses or reimbursements, any of which could have an adverse impact on TLA’s operations, profitability and financial condition. TLA’s insurance coverage may not be sufficient to cover all such costs or consequences.

Fluctuations in currency exchange rates may adversely impact TLA’s results of operations and profitability and ability to pay dividends in the future.

A significant portion of TLA’s revenues will be derived outside the U.S., including in the UK and Australia, and TLA’s operations, profitability and financial condition, and our ability to declare dividends to shareholders, may be adversely impacted by movements in foreign currency exchange rates, particularly by movements in the U.S. dollar relative to the British pound sterling and the Australian dollar.

We are subject to U.S. and foreign tax rules and regulations, and changes to existing tax rules and regulations, or interpretations thereof, or adoption of new ones, could have an adverse impact on our business.

Changes in the tax regimes in the U.S. and UK, or any other tax regime of a country in which TLA operates, could adversely impact TLA’s operations, profitability and financial condition and the ability of the Company to extract profits from TLA’s subsidiaries in order to declare dividends. There can be no assurance that the levels of taxation to which TLA is subject in the U.S., UK or Australia will not be increased or that new taxes or levies will not be introduced to which TLA will be subject. Any increase in the levels of taxation to which TLA is subject in the U.S., UK or Australia, or the implementation of any new taxes or levies to which TLA may be subject, could have a material adverse impact on TLA’s business, financial condition and results of operations.

The vote by the United Kingdom to leave the European Union could adversely affect global financial markets and might adversely affect our business.

The United Kingdom (U.K.) held a referendum on June 23, 2016 on its membership in the European Union (E.U.). A majority of U.K. voters voted to exit the E.U. (“Brexit”), and negotiations will commence to determine the future terms of the U.K.’s relationship with the E.U., including the terms of trade between the U.K. and the E.U. The effects of Brexit will depend on any agreements the U.K. makes to retain access to E.U. markets either during a transitional period or more permanently. Brexit could adversely affect European or worldwide economic or market conditions and could contribute to instability in global financial markets. In addition, Brexit could lead to legal uncertainty and potentially divergent national laws and regulations as the U.K. determines which E.U. laws to replace or replicate. Any of these effects of Brexit, and others we cannot anticipate, could adversely affect our business, business opportunities, results of operations, financial condition and cash flows.

Risks Related to AAPC

References in this “Risks Related to AAPC” section to “AAPC,” the “Company,” “we,” “us” and “our” shall refer to Atlantic Alliance Partnership Corp.

Our initial shareholder has agreed to vote in favor of the Business Combination, regardless of how our public shareholders vote.

Unlike many other blank check companies in which the initial shareholders agree to vote their founder shares in accordance with the majority of the votes cast by the public shareholders in connection with an initial business combination, our initial shareholder has agreed to vote its founder shares, private placement shares as well as any public shares purchased during or after our initial public offering, in favor of our initial business combination. Our initial shareholder owns approximately 26% of our outstanding ordinary shares. Accordingly, it is more likely that the necessary shareholder approval will be received than would be the case if our initial shareholder agreed to vote its founder shares and private placement shares in accordance with the majority of the votes cast by our public shareholders.

The ability of our public shareholders to redeem their shares for cash may make it difficult for us to complete the Business Combination.

It is a condition to completion of the Business Combination that we receive redemption requests in respect of not more than 3,635,735 of our ordinary shares (or such higher number of ordinary shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations). If too many public shareholders exercise their redemption rights, we will not be able to meet such closing condition and, as a result, will not be able to proceed with the Business Combination. In no event will we consummate the redemption of our public shares if such redemption causes our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). Consequently, if accepting all properly submitted redemption requests would cause our net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy the closing condition as described above, we would not proceed with such redemption and the Business Combination and may instead search for an alternate business combination.

The ability of our shareholders to exercise redemption rights with respect to a large number of our shares could increase the probability that the Business Combination will be unsuccessful and that you would have to wait for liquidation in order to redeem your shares.

Because we cannot complete the Business Combination if we receive redemption requests in respect of more than 3,635,735 of our ordinary shares (or such higher number of ordinary shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations), the probability that the Business Combination will be unsuccessful is increased. If the Business Combination is unsuccessful and we cannot complete another business combination, you would not receive your pro rata portion of the Trust Account until we liquidate the Trust Account. If you are in need of immediate liquidity, you could attempt to sell your AAPC shares in the open market; however, at such time our shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with our redemption until we liquidate or you are able to sell your AAPC shares in the open market.

The requirement that we complete our initial business combination by November 4, 2016 may give potential target businesses, including TLA, leverage over us in negotiating an initial business combination and may decrease our ability to conduct due diligence on potential business combination targets as we approach our dissolution deadline, which could undermine our ability to complete our initial business combination on terms that would produce value for our shareholders.

Any potential target business, including TLA, with which we enter into negotiations concerning an initial business combination will be aware that we must complete our initial business combination by November 4, 2016. Consequently, such target business may obtain leverage over us in negotiating an initial business combination, knowing that if we do not complete our initial business combination with that particular target business, we may be unable to complete our initial business combination with any target business. Although we believe our negotiations with TLA have been at arms-length, in light of the deadline to complete an initial business combination, we may not have achieved transaction terms as favorable as if we were not subject to the November 4, 2016 business combination deadline.

If we are not able to complete our initial business combination within the prescribed time frame, we would cease all operations except for the purpose of winding up and we would redeem our public shares and thereafter commence a voluntary liquidation, in which case our public shareholders may only receive approximately $10.50 per share.

Our Sponsor and our executive officers and directors have agreed that we must complete our initial business combination by November 4, 2016. If the Business Combination is not completed, we may not be able to find a suitable target business and complete our initial business combination by November 4, 2016. If we have not completed our initial business combination within such time period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject in each case to our obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In such case, our public shareholders may only receive approximately $10.50 per share.

Our Sponsor and our directors, executive officers, advisors and their affiliates may elect to purchase shares from public shareholders, which may influence the vote on the Business Combination and reduce the public “float” of our ordinary shares.

Our Sponsor and our directors, executive officers, advisors or their affiliates may purchase our shares in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination (including the Business Combination), although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or our directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination, or to satisfy the closing condition that we receive redemption requests in respect of no more than 3,635,735 of our public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations). This may result in the completion of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our ordinary shares and the number of beneficial holders of our securities may be reduced, possibly making it difficult to retain the listing or trading of our securities on a national securities exchange.

If a shareholder fails to receive notice of our offer to redeem our public shares in connection with the Business Combination and/or the adoption of the New AAPC Memorandum and Articles of Association, such shares may not be redeemed.

We will comply with the proxy rules when conducting redemptions in connection with the Business Combination. Despite our compliance with these rules, if a shareholder fails to receive our proxy materials, such shareholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials that we are furnishing to holders of our public shares in connection with the Business Combination describe the various procedures that must be complied with in order to validly redeem public shares. In the event that a shareholder fails to comply with the procedures, its shares may not be redeemed.

You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares, potentially at a loss.

Our public shareholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) our completion of the Business Combination or another business combination, and then only in connection with those ordinary shares that such shareholder properly elected to redeem, subject to the limitations described herein, and (ii) the redemption of our public shares if we are unable to complete an initial business combination by November 4, 2016, subject to applicable law. In no other circumstances will a public shareholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your public shares, potentially at a loss.

You will not be entitled to protections normally afforded to investors of many other blank check companies.

Since the net proceeds from our initial public offering and the sale of the private placement shares were initially intended to be used to complete an initial business combination with a target business that had not been identified (though now are intended for the Business Combination), we may be deemed to be a “blank check” company under U.S. securities laws. However, because we have net tangible assets in excess of $5,000,000, we are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors will not be afforded the benefits or protections of those rules. Among other things, this means our ordinary shares are tradable and that we have a longer period of time to complete our initial business combination than do companies subject to Rule 419. Moreover, if our initial public offering had been subject to Rule 419, that rule would have prohibited the release of any interest earned on funds held in the Trust Account to us unless and until the funds in the Trust Account were released to us in connection with our completion of an initial business combination.

If you or a “group” of shareholders are deemed to hold in excess of 20% of our ordinary shares, you will lose the ability to redeem all such shares in excess of 20% of our ordinary shares.

Our Memorandum and Articles of Association provide that an AAPC shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 20% of the shares sold in our initial public offering, which we refer to as the “Excess Shares.” However, we will not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against the Business Combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete the Business Combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete the Business Combination. As a result, you will continue to hold that number of shares exceeding 20% and, in order to dispose of such shares, would be required to sell your shares in open market transactions, potentially at a loss.

If we are unable to complete the Business Combination, because of our limited resources and the significant competition for business combination opportunities, it may be more difficult for us to complete our initial business combination. If we are unable to complete the Business Combination or another business combination, our public shareholders may receive only approximately $10.50 per share on our redemption of our public shares.

We encounter intense competition from other entities having a business objective similar to ours, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses we intend to acquire, including TLA. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors possess greater technical, human and other resources or more local industry knowledge than we do and our financial resources will be relatively limited when contrasted with those of many of these competitors. If we are unable to complete the Business Combination, our ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by our available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of certain target businesses. Furthermore, because we are obligated to pay cash for the ordinary shares which our public shareholders redeem in connection with our initial business combination, target companies will be aware that this may reduce the resources available to us for our initial business combination. If we are unable to complete the Business Combination, this may place us at a competitive disadvantage in successfully negotiating an initial business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.50 per share on the liquidation of our Trust Account. As such, TLA may have increased leverage over us in any future negotiations and the importance of the completion of the Business Combination is heightened.

If the net proceeds of our initial public offering not being held in the Trust Account are insufficient to allow us to operate until at least November 4, 2016, we may be unable to complete our initial business combination, in which case our public shareholders may only receive approximately $10.50 per share.

The funds available to us outside of the Trust Account may not be sufficient to allow us to operate until at least November 4, 2016, assuming that our initial business combination is not completed during that time. We believe that funds available to us outside of the Trust Account will be sufficient to allow us to operate until at least November 4, 2016; however, we cannot assure you that our estimate is accurate. If we are unable to complete the Business Combination, of the funds available to us, we could use a portion of the funds available to us to pay fees to consultants to assist us with our search for a target business. If we are unable to complete the Business Combination, we could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent designed to keep target businesses from “shopping” around for transactions with other companies on terms more favorable to such target businesses) with respect to a particular proposed business combination, although we do not have any current intention to do so. If we are unable to complete the Business Combination and we entered into a letter of intent where we paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds (whether as a result of our breach or otherwise), we might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.50 per share on the liquidation of our Trust Account.

If the net proceeds of our initial public offering not being held in the Trust Account are insufficient to allow us to operate at least until November 4, 2016, it could limit the amount available to fund our search for a target business or businesses and complete the Business Combination or another business combination and we will depend on loans from our Sponsor or management team to fund our search, to pay our taxes and to complete our initial business combination. If we are unable to obtain these loans, we may be unable to complete our initial business combination, including the Business Combination.

Of the net proceeds of our initial public offering, only $357,077 (as of December 31, 2015), is available to us outside the Trust Account to fund our working capital requirements, and in March 2016, certain of our directors verbally agreed to advance the Company $125,000 each, for an aggregate of $500,000, to fund its expenses prior to a Business Combination, which amounts were advanced to the Company in April and May 2016. If we are required to seek additional capital, we would need to borrow funds from our Sponsor, management team or other third parties to operate or may be forced to liquidate. Neither our Sponsor, members of our management team nor any of their affiliates is under any obligation to advance funds to us in such circumstances. Any such advances (including the advances made in April and May 2016) are non-interest bearing, unsecured and will not be repaid until the completion of our initial business combination (including the Business Combination, if consummated). If we are unable to obtain loans or additional advances, we may be unable to complete our initial business combination. If we are unable to complete our initial business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. Consequently, our public shareholders may only receive approximately $10.50 per share on our redemption of our public shares.

Subsequent to our completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition and our share price, which could cause you to lose some or all of your investment.

We cannot assure you that the due diligence we have conducted on TLA will surface all material issues that may be present inside TLA, that it would be possible to uncover all material issues through a customary amount of due diligence or that risks outside of our control will not later arise. As a result of these factors, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our securities. In addition, charges of this nature may cause us to violate leverage or other covenants to which we may be subject as a result of assuming pre-existing debt held by TLA or by virtue of our obtaining post-combination debt financing. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed by them to AAPC, or if they are able to successfully bring a private claim under securities laws that the proxy statement relating to the Business Combination contained an actionable material misstatement or material omission.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.50 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses, including TLA, or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public shareholders, such parties may not execute such agreements, and even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us or that they will not seek recourse against the Trust Account for any reason. TLA did not execute a waiver in connection with the Business Combination. Upon redemption of our public shares, if we are unable to complete an initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.50 per share initially held in the Trust Account, due to claims of such creditors. In order to protect the amounts held in the Trust Account, Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell, our management team, have agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or TLA, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell have sufficient funds to satisfy their indemnity obligations and we have not asked Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell to reserve for such indemnification obligations. Therefore, we cannot assure you that Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell would be able to satisfy those obligations.

If we liquidate, distributions, or part of them, may be delayed while the liquidator determines the extent of potential creditor claims.

If we do not complete the Business Combination or another business combination by November 4, 2016, we will be required to redeem our public shares using the available funds in the Trust Account pursuant to our Memorandum and Articles of Association, resulting in our repayment of available funds in the Trust Account. Following this redemption, we will proceed to commence a voluntary liquidation and thereby a formal dissolution of the company. In connection with such a voluntary liquidation, the liquidator would give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands newspaper and in at least one newspaper circulating in the location where the company has its principal place of business, and taking any other steps he considers appropriate, after which our remaining assets would be distributed.

As soon as our affairs are fully wound-up, if we were to liquidate, the liquidator must complete his statement of account and will then notify the Registrar of Corporate Affairs in the British Virgin Islands (the “Registrar”) that the liquidation has been completed. However, the liquidator may determine that he requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the British Virgin Islands court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our remaining assets.

To the extent that any liquidation proceedings of the company were to be commenced prior to the redemption of our public shares (and the distribution of available funds in the Trust Account) referred to above under British Virgin Islands law, the funds held in our Trust Account would then be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the Trust Account we may not be able to return to our public shareholders the full redemption amounts which would be otherwise payable to them.

Our directors may decide not to enforce the indemnification obligations of Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public shareholders.

In the event that the proceeds in the Trust Account are reduced and Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell assert that they are unable to satisfy their joint and several obligations or that they have no such indemnification obligations related to a particular claim, our disinterested directors would determine whether to take legal action against Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell to enforce their joint and several indemnification obligations. While we currently expect that our disinterested directors would take legal action on our behalf against Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell to enforce their indemnification obligations to us, it is possible that our disinterested directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by such directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our disinterested directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.50 per share.

We are not subject to the supervision of the Financial Services Commission of the British Virgin Islands and, as a result, our shareholders are not protected by any regulatory inspections in the British Virgin Islands.

We are not an entity subject to any regulatory supervision in the British Virgin Islands by the Financial Services Commission. As a result, shareholders are not protected by any regulatory supervision or inspections by any regulatory agency in the British Virgin Islands and the Company is not required to observe any restrictions in respect of its conduct, save as disclosed in this proxy statement or our Memorandum and Articles of Association.

If deemed to be insolvent, distributions, or part of them, may be delayed while the insolvency liquidator determines the extent of potential creditor claims. In these circumstances, prior payments made by the Company may be deemed “voidable transactions.”

If we do not complete the Business Combination or another business combination by November 4, 2016, we will be required to redeem our public shares using the available funds in the Trust Account pursuant to our Memorandum and Articles of Association.

However, if at any time we are deemed insolvent for the purposes of the BVI Insolvency Act (i.e., (i) we fail to comply with the requirements of a statutory demand that has not been set aside under section 157 of the BVI Insolvency Act; (ii) execution or other process issued on a judgment, decree or order of a British Virgin Islands court in favor of a creditor of the Company is returned wholly or partly unsatisfied; or (iii) either the value of the Company’s liabilities exceeds its assets, or the Company is unable to pay its debts as they fall due), we are required to immediately enter insolvent liquidation. In these circumstances, a liquidator will be appointed who will give notice to our creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands newspaper and in at least one newspaper circulating in the location where the company has its principal place of business, and taking any other steps he considers appropriate, after which our assets would be distributed. Following the process of insolvent liquidation, the liquidator will complete its final report and accounts and will then notify the Registrar. The liquidator may determine that he requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the British Virgin Islands court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our public shareholders. In such liquidation proceedings, the funds held in our Trust Account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the Trust Account we cannot assure you we will be able to return to our public shareholders the amounts otherwise payable to them.

If we are deemed insolvent, then there are also limited circumstances where prior payments made to shareholders or other parties may be deemed to be a “voidable transaction” for the purposes of the BVI Insolvency Act. A voidable transaction would be, for these purposes, payments made as “unfair preferences” or “transactions at an undervalue.” Where a payment was a risk of being a voidable transaction, a liquidator appointed over an insolvent company could apply to the British Virgin Islands court for an order, inter alia, for the transaction to be set aside as a voidable transaction in whole or in part.

Our initial shareholder has waived its right to participate in any liquidation distribution with respect to the founder shares and private placement shares. We will pay the costs of our liquidation and distribution of the Trust Account from the remaining assets outside the Trust Account and up to $100,000 of interest that accrued in the Trust Account that may be used for this purpose. In addition, pursuant to a written agreement, Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell have agreed that they will be jointly and severally liable to us, for all claims of creditors to the extent that we fail to obtain executed waivers from such entities in order to protect the amounts held in trust, except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, we cannot assure you that the liquidator will not determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). We also cannot assure you that a creditor or shareholder will not file a petition with the British Virgin Islands court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our assets to our public shareholders.

If deemed to be insolvent, distributions made to public shareholders, or part of them, from our Trust Account may be subject to claw back in certain circumstances.

If we do not complete the Business Combination or another business combination by November 4, 2016, and instead distribute the aggregate amount then on deposit in the Trust Account (less interest previously released to us to pay taxes and less up to $100,000 in interest reserved for expenses in connection with our dissolution) to our public shareholders by way of redemption, it will be necessary for our directors to pass a board resolution approving the redemption of those ordinary shares and the payment of the proceeds to public shareholders. Such board resolutions are required to confirm that we satisfy the solvency test prescribed by the BVI Business Companies Act, (namely that our assets exceed our liabilities; and that we are able to pay our debts as they fall due). If, after the redemption proceeds are paid to public shareholders, it transpires that our financial position at the time was such that it did not satisfy the solvency test, the BVI Business Companies Act provides a mechanism by which those proceeds could be recovered from public shareholders. However, the BVI Business Companies Act also provides for circumstances where such proceeds could not be subject to claw back, namely where (a) the public shareholders received the proceeds in good faith and without knowledge of our failure to satisfy the solvency test; (b) a public shareholder altered its position in reliance of the validity of the payment of the proceeds; or (c) it would be unfair to require repayment of the proceeds in full or at all.

The future exercise of registration rights granted to our initial shareholder, the holder of our private placement shares, the holder of our founder shares, the founders of TLA, and holders of shares issuable upon conversion of working capital loans may adversely impact the market price of our ordinary shares.

Pursuant to an agreement entered into concurrently with the issuance and sale of the securities in our initial public offering, our initial shareholder and its permitted transferees can demand that we register the founder shares, and the holder of our private placement shares, holders of shares issuable upon conversion of working capital loans and their respective permitted transferees can demand that we register such shares. We expect to enter into a registration rights agreement with the founders of TLA with substantially similar terms to the agreement entered into by our initial shareholder and our founders. The registration and availability of such a significant number of securities for trading in the public market may have an adverse impact on the market price of our shares.

Although we identified general criteria and guidelines that we believe are important in evaluating prospective target businesses, the Business Combination may not meet such criteria and guidelines, and as a result, TLA may not have attributes entirely consistent with our general criteria and guidelines.

Although we have identified general criteria and guidelines for evaluating prospective target businesses, it is possible that TLA does not have all of these positive attributes. If TLA does not meet some or all of these guidelines, such combination may not be as successful as a combination with a business that does meet all of our general criteria and guidelines. In addition, if TLA does not meet our general criteria and guidelines, a greater number of our shareholders may exercise their redemption rights, which may make it difficult for us to meet certain closing conditions. In addition, it may be more difficult for us to attain shareholder approval of the Business Combination. If we are unable to complete the Business Combination or another business combination, our public shareholders may receive only approximately $10.50 per share on the liquidation of our Trust Account.

We will issue additional AAPC shares to complete the Business Combination and may issue AAPC shares or preferred shares under an employee incentive plan after completion of the Business Combination, which would dilute the interest of our shareholders and likely present other risks.

Our Memorandum and Articles of Association authorize the issuance of an unlimited number of ordinary shares, no par value, and an unlimited number of preferred shares, no par value. We will issue a substantial number of additional AAPC shares to complete the Business Combination and may issue ordinary or preferred shares under an employee incentive plan after completion of the Business Combination; however, our Memorandum and Articles of Association provide, among other things, that prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any initial business combination. The issuance of additional ordinary or preferred shares:

●	may significantly dilute the equity interest of investors in our initial public offering;

●	may subordinate the rights of holders of ordinary shares if preferred shares are issued with preferential rights to those afforded our ordinary shares;

●	could cause a change of control if a substantial number of ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors; and

●	may adversely impact prevailing market prices for our shares.

We may qualify as a passive foreign investment company, or “PFIC,” which could result in adverse U.S. federal income tax consequences to U.S. investors.

If we are a PFIC for any taxable year during which you hold our shares, such characterization could result in adverse United States federal income tax consequences to you if you are a U.S. holder, as defined under “Material U.S. Federal Income Tax Considerations.” For example, if we are or become a PFIC, you may become subject to increased tax liabilities under United States federal income tax laws and regulations and may become subject to burdensome reporting requirements. See “The Business Combination and Issuance of Ordinary Shares (Proposal 1) — Material U.S. Federal Income Tax Considerations” beginning on page 66 of this proxy statement. We cannot assure you that we were not a PFIC for 2015 or that we will not be a PFIC for 2016 or any future taxable year. Moreover, the determination of our PFIC status is based on an annual determination that cannot be made until the close of a taxable year and involves extensive factual investigation, including ascertaining the fair market value of all of our assets on a quarterly basis and the character of each item of income we earn, as discussed under “The Business Combination and Issuance of Ordinary Shares (Proposal 1) — Material U.S. Federal Income Tax Considerations” beginning on page 66 of this proxy statement.

If any dividend is declared in the future and paid in a foreign currency, you may be taxed on a larger amount in U.S. dollars than the U.S. dollar amount that you will actually ultimately receive.

If you are a U.S. holder, you will be taxed on the U.S. dollar value of your dividends, if any, at the time you receive them, even if you actually receive a smaller amount of U.S. dollars when the payment is in fact converted into U.S. dollars. Specifically, if a dividend is declared and paid in a foreign currency, the amount of the dividend distribution that you must include in your income as a U.S. holder will be the U.S. dollar value of the payments made in the foreign currency, determined at the spot rate of the foreign currency to the U.S. dollar on the date the dividend distribution is includible in your income, regardless of whether the payment is in fact converted into U.S. dollars. Thus, if the value of the foreign currency decreases before you actually convert the currency into U.S. dollars, you will be taxed on a larger amount in U.S. dollars than the U.S. dollar amount that you will actually ultimately receive.

Our ability to successfully effect the Business Combination and to be successful thereafter will be totally dependent upon the efforts of our key personnel, some of whom may join us following the Business Combination. The loss of key personnel could adversely impact the operations and profitability of our post-combination business.

Our ability to successfully effect the Business Combination is dependent upon the efforts of our key personnel, including, in particular, Messrs. Goodwin, Klein, Alli, Abrahams and Mitchell. Although some of our key personnel may remain with the post-Business Combination company in senior management or advisory positions following the Business Combination, it is likely that some or all of the management of TLA will remain in place. While we intend to closely scrutinize any individuals we engage after the Business Combination, we cannot assure you that our assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.

Our key personnel may negotiate employment or consulting agreements with TLA. These agreements may provide for them to receive compensation following the Business Combination and as a result, may cause them to have conflicts of interest in determining whether the Business Combination is the most advantageous to our shareholders.

Our key personnel may be able to remain with the Company after the completion of the Business Combination only if they are able to negotiate employment or consulting agreements in connection with the Business Combination. Such negotiations may provide for such individuals to receive compensation in the form of cash payments and/or our securities for services they would render to us after the completion of the Business Combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting TLA. However, we believe the ability of such individuals to remain with us after the completion of the Business Combination will not be the determining factor in our decision as to whether or not we will proceed with the Business Combination. There is no certainty, however, that any of our key personnel will remain with us after the completion of the Business Combination. We cannot assure you that any of our key personnel will remain in senior management or advisory positions with us. The determination as to whether any of our key personnel will remain with us will be made at the time of the Business Combination.

We may have a limited ability to assess the management of TLA, who may not have the skills, qualifications or abilities to manage a public company, which could, in turn, adversely impact the value of our shareholders’ investment in us.

When evaluating the desirability of effecting the Business Combination, our ability to assess TLA’s management may be limited due to a lack of time, resources or information. Our assessment of the capabilities of TLA’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities we suspected. Should TLA’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be adversely impacted. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to us, or if they are able to successfully bring a private claim under securities laws that the proxy statement relating to the business combination contained an actionable material misstatement or material omission.

The officers and directors of TLA may resign upon consummation of the Business Combination. The loss of TLA’s key personnel could adversely impact the operations and profitability of our post-combination business.

The role of TLA’s key personnel upon the consummation of the Business Combination cannot be ascertained at this time. Although we expect that TLA’s existing management team will remain associated with us following the Business Combination, it is possible that certain members of the management of TLA will not wish to remain in place. The loss of TLA’s key personnel could adversely impact the operations and profitability of our post-combination business. Certain of TLA’s key personnel may not be bound by non-competition or non-solicitation agreements and may compete with the post-Business Combination company following any departure from TLA.

Prior to the completion of the Business Combination, our executive officers and directors have been able to allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs.

Our executive officers and directors have not been required to commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and their other businesses. We have not had any full-time employees prior to the completion of the Business Combination. Each of our executive officers is engaged in several other business endeavors for which he or she may be entitled to substantial compensation and our executive officers are not obligated to contribute any specific number of hours per week to our affairs. Our independent directors also serve as officers or board members for other entities. If our executive officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to our affairs which may have a negative impact on our ability to complete the Business Combination.

Our executive officers and directors may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us and, accordingly, may have conflicts of interest in allocating their time and determining to which entity a particular business opportunity should be presented.

Our executive officers and directors may in the future become affiliated with entities that are engaged in business activities similar to those intended to be conducted by us.

Our officers and directors also may become aware of business opportunities which may be appropriate for presentation to us and the other entities to which they owe certain fiduciary duties. Accordingly, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in our favor and a potential target business may be presented to another entity prior to its presentation to us.

Our executive officers, directors, security holders and their respective affiliates may have competitive pecuniary interests that conflict with our interests.

We have not adopted a policy that expressly prohibits our directors, executive officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any transaction to which we are a party or have an interest. Nor do we have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. Accordingly, such persons or entities may have a conflict between their interests and ours.

If the Business Combination is not completed, we may engage in an initial business combination with one or more target businesses that have relationships with entities that may be affiliated with our Sponsor, executive officers, directors or existing holders which may raise potential conflicts of interest.

If we are unable to complete the Business Combination, in light of the involvement of our Sponsor, executive officers and directors with other entities, we may decide to acquire one or more businesses affiliated with our Sponsor, executive officers and directors. Our directors also serve as officers and board members for other entities. Such entities may compete with us for business combination opportunities.

Our directors have a statutory and fiduciary duty to act in the best interests of our company whether or not a conflict of interest may exist.

Despite our agreement to obtain an opinion from an independent investment banking firm that is a member of FINRA, or an accounting firm, regarding the fairness to our company from a financial point of view of an initial business combination with one or more domestic or international businesses affiliated with our Sponsor, executive officers or directors, potential conflicts of interest still may exist and, as a result, the terms of the business combination may not be as advantageous to our public shareholders as they would be absent any conflicts of interest.

Since our Sponsor, executive officers and directors will lose their entire investment in us if the Business Combination or another business combination is not completed, a conflict of interest may arise in determining whether the Business Combination or another particular business combination target is appropriate for our initial business combination.

On January 15, 2015, our Sponsor purchased an aggregate of 1,921,875 founder shares (2,156,250 initial founder shares less 234,375 shares forfeited) for an aggregate purchase price of $25,000, or approximately $0.012 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding public shares and founder shares after our initial public offering. The founder shares will be worthless if we do not complete an initial business combination. In addition, our Sponsor purchased an aggregate of 778,438 ordinary shares at a price of $10.00 per share ($7,784,380 in the aggregate) in a private placement that closed simultaneously with the closing of our initial public offering, that will also be worthless if we do not complete an initial business combination. The founder shares and private placement shares are identical to the ordinary shares sold in our initial public offering. However, the holders have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a shareholder vote or tender offer to approve or in connection with a proposed initial business combination. The personal and financial interests of our executive officers and directors may influence their motivation in evaluating the Business Combination or, if the Business Combination is not completed, identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination.

We may incur substantial debt to complete the Business Combination, which may adversely impact our leverage and financial condition and thus adversely impact the value of our shareholders’ investment in us.

We have entered into a new $24.5 million debt facility in order to finance the Business Combination in part. No amounts will be drawn under the Credit Agreement until the completion of the Business Combination, and further, we have agreed that we will not incur any indebtedness prior to a Business Combination unless we have obtained from the lender a waiver of any right, title, interest or claim of any kind in or to the monies held in the Trust Account. As such, no issuance of debt will affect the per-share amount available for redemption from the Trust Account. Nevertheless, the incurrence of debt could have a variety of negative effects, including:

●	default and foreclosure on our assets if our operating revenues after the Business Combination are insufficient to repay our debt obligations;

●	acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

●	our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

●	our inability to obtain necessary additional financing if the debt contains covenants restricting our ability to obtain such financing while the debt is outstanding;

●	our inability to pay dividends on our ordinary shares;

●	using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our ordinary shares if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

●	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

●	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

●	limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

●	other disadvantages compared to our competitors who have less debt.

Less information is available about TLA than would be available for a U.S. public company, and TLA may not be as profitable as we suspected, if at all.

TLA is traded on the AIM in the United Kingdom and less public information is available about TLA than for a company traded in the United States. TLA may not be as profitable as we suspected, if at all.

Because a significant portion of TLA’s business is located outside of the United States, we will be subject to a variety of additional risks that may adversely impact our operations.

A significant portion of TLA’s business is conducted outside of the United States. As such, we may be subject to special considerations or risks associated with businesses operating in TLA’s other jurisdictions, including the United Kingdom and Australia, including any of the following:

●	rules and regulations or currency conversion or corporate withholding taxes on individuals;

●	laws governing the manner in which future business combinations may be effected;

●	differing laws and regulations regarding exchange listing and delisting requirements;

●	tariffs and trade barriers;

●	regulations related to customs and import/export matters;

●	longer payment cycles;

●	tax issues, such as tax law changes and variations in tax laws as compared to the United States;

●	currency fluctuations and exchange controls;

●	inflation greater than that experienced in the United States;

●	challenges in collecting accounts receivable;

●	cultural and language differences;

●	employment regulations;

●	crime, strikes, riots, civil disturbances, terrorist attacks and wars; and

●	deterioration of political relations with the United States.

We may not be able to adequately address these additional risks. If we are unable to do so, our operations might suffer.

Because a significant portion of TLA’s business is located outside of the United States, UK and Australian law will govern many of our material agreements and we may not be able to enforce our legal rights.

Because a significant portion of TLA’s business is located outside of the United States, the laws of the United Kingdom and Australia will govern many of the material agreements relating to its operations. TLA may not be able to enforce these material agreements or enforce remedies for breaches of those agreements in the United Kingdom or Australia, as applicable. The system of laws and the enforcement of existing laws in the United Kingdom or Australia may not be as certain in implementation and interpretation as in the United States. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital. Additionally, if we acquire TLA, it is likely that many of our assets would be located outside of the United States and some of our officers and directors might reside outside of the United States. As a result, it may not be possible for investors in the United States to enforce their legal rights, to effect service of process upon these directors or officers or to enforce judgments of U.S. courts predicated upon civil liabilities and criminal penalties of these directors and officers under federal securities laws.

Because of the costs and difficulties inherent in managing cross-border business operations, our results of operations may be adversely impacted.

Managing a business, operations, personnel or assets in another country is challenging and costly. Any management that we may have (whether based abroad or in the United States) may be inexperienced in cross-border business practices and unaware of significant differences in accounting rules, legal regimes and labor practices. Even with a seasoned and experienced management team, the costs and difficulties inherent in managing cross-border business operations, personnel and assets can be significant (and much higher than in a purely domestic business) and may adversely impact our financial and operational performance.

Many countries have difficult and unpredictable legal systems and underdeveloped laws and regulations that are unclear and subject to corruption and inexperience, which may adversely impact our results of operations and financial condition.

TLA is a business that operates in numerous jurisdictions, including the U.S., the UK and Australia. Our ability to seek and enforce legal protections, including with respect to intellectual property and other property rights, or to defend ourselves with regard to legal actions taken against us in a given country, may be difficult or impossible, which could adversely impact our operations, assets or financial condition. Rules and regulations in many countries are often ambiguous or open to differing interpretation by responsible individuals and agencies at the municipal, state, regional and federal levels. The attitudes and actions of such individuals and agencies are often difficult to predict and inconsistent. Delay with respect to the enforcement of particular rules and regulations, including those relating to customs, tax, environmental and labor, could cause serious disruption to operations abroad and adversely impact our results.

If our management following the Business Combination is unfamiliar with U.S. securities laws, they may have to expend time and resources becoming familiar with such laws, which could lead to various regulatory issues.

Following the Business Combination, our management team may resign from their positions as officers or directors of the Company, and the management of TLA at the time of the Business Combination will remain in place. Management of TLA may not be familiar with U.S. securities laws. If new management is unfamiliar with such laws, they may have to expend time and resources becoming familiar with such laws. This could be expensive and time-consuming and could lead to various regulatory issues, which may adversely impact our operations.

Currency policies may cause TLA’s ability to succeed in the international markets to be diminished.

In the event we acquire a non-U.S. target such as TLA, at least some revenues and income would likely be received in a foreign currency, and the dollar equivalent of our net assets and distributions, if any, could be adversely impacted by reductions in the value of the local currency. The value of the currencies in our target regions fluctuate and are affected by, among other things, changes in political and economic conditions. Any change in the relative value of such currency against our reporting currency may affect the attractiveness of TLA or, following consummation of the Business Combination, our financial condition and results of operations. Additionally, if the British pound appreciates in value against the dollar prior to the consummation of the Business Combination, the cost of TLA as measured in dollars will increase, which may make it less likely that we are able to consummate such transaction.

Provisions of our Memorandum and Articles of Association (and corresponding provisions of the agreement governing the release of funds from our Trust Account) relating to the rights and obligations attaching to our ordinary shares and certain aspects of our pre-business combination activity may be amended prior to the consummation of our initial business combination by a resolution of shareholders holding 65% of the issued and outstanding ordinary shares attending and voting at the meeting at which the resolution is considered, which is a lower amendment threshold than that of many blank check companies. It may be easier for us, therefore, to amend our Memorandum and Articles of Association to facilitate the consummation of an initial business combination that some of our shareholders may not support.

Many blank check companies have a provision in their constitutional documents which prohibits the amendment of certain provisions, including those which relate to a company’s pre-business combination activity, without approval by a certain percentage of the company’s shareholders. Amendment of these provisions requires approval by between 90% and 100% of the company’s public shareholders in many cases. Our Memorandum and Articles of Association provide that the provisions thereof relating to the rights and obligations attaching to our ordinary shares and certain aspects of our pre-business combination activity may be amended prior to an initial business combination by a resolution approved by shareholders holding 65% of the issued and outstanding ordinary shares attending and voting at the relevant meeting, and corresponding provisions of the trust agreement governing the release of funds from our Trust Account may be amended if approved in the same manner (in each case including the votes of our Sponsor, officers and directors). This is a lower amendment threshold than that of many blank check companies. It may be easier for us, therefore, to amend our Memorandum and Articles of Association to facilitate the consummation of an initial business combination that some of our shareholders may not support.

Our Sponsor, executive officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our Memorandum and Articles of Association that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by November 4, 2016, unless we provide our public shareholders with the opportunity to redeem their ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (less any interest released to us for taxes), divided by the number of then outstanding public shares. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Sponsor, any executive officer, director or director nominee, or any other person. These agreements are contained in letter agreements that we have entered into with our Sponsor, executive officers and directors. Our shareholders are not parties to, or third-party beneficiaries of, these agreements and, as a result, will not have the ability to pursue remedies against our Sponsor, executive officers or directors for any breach of these agreements. As a result, in the event of a breach, our shareholders would need to pursue a shareholder derivative action, subject to applicable law.

We may be unable to obtain additional financing to fund the operations and growth of TLA.

We may need to obtain additional financing in the future in order to fund the operations or growth of TLA. The failure to secure additional financing could have a material adverse impact on the continued development or growth of TLA. None of our officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination.

Our initial shareholder controls a substantial interest in us and thus may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.

Our initial shareholder currently owns approximately 26% of our issued and outstanding ordinary shares. Accordingly, they may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support, including amendments to our Memorandum and Articles of Association. If our initial shareholder purchases any additional AAPC shares in the aftermarket or in privately negotiated transactions, this would increase its control. Factors that would be considered in making such additional purchases would include consideration of the current trading price of our shares. In addition, our board of directors, whose members were elected by our initial shareholder, is and will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. We may not hold an annual meeting of shareholders to elect new directors prior to the completion of our initial business combination, in which case all of the current directors will continue in office until at least the completion of the business combination. If there is an annual meeting, as a consequence of our “staggered” board of directors, only a minority of the board of directors will be considered for election and our initial shareholder, because of its ownership position, will have considerable influence regarding the outcome. Additionally, under our Memorandum and Articles of Association, a director may not be removed from office by a resolution of our shareholders prior to the consummation of our initial business combination. Accordingly, our initial shareholder will continue to exert control at least until the completion of our initial business combination.

If we do not hold an annual meeting of shareholders until after the consummation of our initial business combination, shareholders will not be afforded an opportunity to elect directors and to discuss company affairs with management until such time.

Unless otherwise required by law or NASDAQ, we do not currently intend to call an annual meeting of shareholders until after we consummate our initial business combination. In accordance with NASDAQ corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on NASDAQ. If our shareholders want us to hold a meeting prior to our consummation of our initial business combination, they may do so by members holding not less than thirty percent (30%) of voting rights in respect of the matter for which the meeting is requested making a request in writing to the directors in accordance with Section 82(2) of the BVI Business Companies Act. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above thirty percent. Until we hold an annual meeting of shareholders, public shareholders may not be afforded the opportunity to elect directors and to discuss company affairs with management.

NASDAQ may delist our ordinary shares from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our ordinary shares are currently listed on NASDAQ. However, we cannot assure you that our ordinary shares will be, or will continue to be, listed on NASDAQ in the future or prior to our initial business combination. In order to continue listing our ordinary shares on NASDAQ prior to our initial business combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum amount in shareholders’ equity ($2,500,000) and a minimum number of holders of our securities (300 round-lot holders). Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with NASDAQ’s initial listing requirements, which are more rigorous than NASDAQ’s continued listing requirements, in order to continue to maintain the listing of our ordinary shares on NASDAQ. For instance, our share price would be required to be at least $4.00 per share and our shareholders’ equity would be required to be at least $5.0 million. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If NASDAQ delists our ordinary shares from trading on its exchange and we are not able to list our ordinary shares on another national securities exchange, we expect our ordinary shares could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our ordinary shares;

●	reduced liquidity for our ordinary shares;

●	a determination that our ordinary shares constitute a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our ordinary shares;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our ordinary shares are listed on NASDAQ, our ordinary shares are covered securities. Although the states are preempted from regulating the sale of our ordinary shares, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NASDAQ, our ordinary shares would not be covered securities and we would be subject to regulation in each state in which we offer and sell our ordinary shares.

We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, our securities could be less attractive to investors and it could be more difficult to compare our performance with other public companies.

We are an “emerging growth company” within the meaning of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As a result, our shareholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years after the date of the closing of our initial public offering, although circumstances could cause us to lose that status earlier, including if the market value of our ordinary shares held by non-affiliates exceeds $700 million as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

You may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited, because we are incorporated under British Virgin Islands law.

We are a company incorporated under the laws of the British Virgin Islands. As a result, it may be difficult for investors to enforce judgments obtained in the U.S. courts against us or our directors or officers.

Our corporate affairs will be governed by our Memorandum and Articles of Association, the BVI Business Companies Act and the common law of the British Virgin Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under British Virgin Islands law are governed by the BVI Business Companies Act and the common law of the British Virgin Islands. The common law of the British Virgin Islands is derived from English common law, and while the decisions of the English courts are of persuasive authority, they are not binding on a court in the British Virgin Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under British Virgin Islands law may not be as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the British Virgin Islands has a less developed body of securities laws as compared to the United States, and some states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law. In addition, while statutory provisions do exist in British Virgin Islands law for derivative actions to be brought in certain circumstances, shareholders in BVI companies may not have standing to initiate a shareholder derivative action in a federal court of the United States. The circumstances in which any such action may be brought, and the procedures and defenses that may be available in respect to any such action, may result in the rights of shareholders of a BVI company being more limited than those of shareholders of a company organized in the United States. Accordingly, shareholders may have fewer alternatives available to them if they believe that corporate wrongdoing has occurred.

The British Virgin Islands courts are also unlikely to recognize or enforce against us judgments of courts of the United States based on certain civil liability provisions of U.S. securities laws where that liability is in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company; and to impose liabilities against us, in original actions brought in the British Virgin Islands, based on certain civil liability provisions of U.S. securities laws that are penal in nature.

There is no statutory recognition in the British Virgin Islands of judgments obtained in the United States, although the courts of the British Virgin Islands will in certain circumstances recognize such a foreign judgment and treat it as a cause of action in itself which may be sued upon as a debt at common law so that no retrial of the issues would be necessary provided that:

●	the U.S. court issuing the judgment had jurisdiction in the matter and the company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

●	the U.S. judgment is final and for a liquidated sum;

●	the judgment given by the U.S. court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company;

●	in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the court;

●	recognition or enforcement of the judgment would not be contrary to public policy in the British Virgin Islands; and

●	the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

In appropriate circumstances, a British Virgin Islands Court may give effect in the British Virgin Islands to other kinds of final foreign judgments such as declaratory orders, orders for performance of contracts and injunctions.

As a result of all of the above, public shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a U.S. company.

Our Memorandum and Articles of Association permit the board of directors by resolution to amend our Memorandum and Articles of Association, including to create additional classes of securities, including shares with rights, preferences, designations and limitations as they determine which may have an anti-takeover effect.

Our Memorandum and Articles of Association permit the board of directors by resolution to amend certain provisions of the Memorandum and Articles of Association including to designate rights, preferences, designations and limitations attaching to preferred shares as they determine in their discretion, without shareholder approval with respect to the terms or the issuance. If issued, the rights, preferences, designations and limitations of the preferred shares would be set by the board of directors and could operate to the disadvantage of the outstanding ordinary shares the holders of which would not have any pre-emption rights in respect of such an issue of preferred shares. Such terms could include, among others, preferences as to dividends and distributions on liquidation, and such issuances could be used to prevent possible corporate takeovers. Notwithstanding the foregoing, we and our directors and officers have agreed not to propose any amendment to our Memorandum and Articles of Association that would affect the substance and timing of our obligation to redeem our public shares if we are unable to consummate our initial business combination by November 4, 2016.

Failure to maintain our tax status as a non-UK resident may negatively affect our financial and operating results.

Under present legislation, we are not subject to any income, withholding or capital gains taxes in the British Virgin Islands and no capital or stamp duties would be levied in the British Virgin Islands on the issue, transfer or redemption of shares provided that we do not hold any interest in real estate situated in the British Virgin Islands (which we do not). While the board intends to exercise strategic management and control of our affairs outside of the United Kingdom, continued attention must be paid to ensure that our major decisions are made in a manner that would not result in us losing our status as a non-UK tax resident. The composition of the board, the place of residence of the individual members of the board and the location(s) in which the board makes decisions will all be important factors in determining and maintaining our tax residence outside of the United Kingdom. If we were to be considered as resident within the United Kingdom for UK taxation purposes, or if we were to be considered to carry on a trade or business within the United Kingdom for UK taxation purposes, we would be subject to UK corporation tax on all or a portion of our profits, as the case may be, which may negatively affect our financial and operating results. Further, if we are treated as being centrally managed and controlled in the United Kingdom for UK tax purposes, stamp duty reserve tax will be payable in respect of any agreement to transfer our ordinary shares.

Risks Related to the Business Combination

The Partial Cash Alternative subjects AAPC to foreign currency exchange rate exposure.

Because the cash portion of the purchase price pursuant to the Offer under the Partial Cash Alternative is payable in pounds, AAPC is subject to foreign currency exchange rate exposure. AAPC may seek to mitigate its exposure to foreign currency exchange rate fluctuations, but its efforts may not be successful. Accordingly, changes in the relative value of pounds versus U.S. dollars could materially and adversely impact AAPC’s financial condition.

Shareholders in the combined consolidated company will be more exposed to foreign currency exchange rate fluctuations as, following completion of the Business Combination, there will be an increased proportion of assets, liabilities and earnings denominated in foreign currencies.

As a result of the Business Combination, the financial results of the combined consolidated company will be more exposed to foreign currency exchange rate fluctuations and an increased proportion of assets, liabilities and earnings will be denominated in non-U.S. dollar currencies. The combined consolidated company will present its financial statements in U.S. dollars and will have a significant proportion of net assets and income in non-U.S. dollar currencies, including the euro, pounds sterling, Australian dollar and a range of emerging market currencies. The combined consolidated company’s financial results and capital ratios will therefore be sensitive to movements in foreign currency exchange rates. A depreciation of non-U.S. dollar currencies relative to the U.S. dollar could have a material adverse impact on the combined consolidated company’s financial results. Accordingly, changes in the relative value of certain foreign currencies versus U.S. dollars could have an adverse impact on AAPC’s financial condition.

Even if a material adverse change to TLA’s business or prospects were to occur prior to closing, we may not be able to invoke the offer conditions and terminate the Business Combination, which could reduce the value of our ordinary shares.

The Business Combination is subject to a number of conditions, including that there is no material adverse change affecting TLA. Under the Takeover Code, we may invoke a condition to the Business Combination to cause the Business Combination not to proceed only if the Panel is satisfied that the circumstances giving rise to that condition not being satisfied are of material significance to us in the context of the Business Combination. Because of this Panel consent requirement, the conditions, including as to a material adverse change affecting TLA, may provide us less protection than the customary conditions in an offer for a U.S. domestic company.

The Takeover Code restricts our ability to cause TLA to consummate the Business Combination and limits the relief we may obtain in the event TLA’s Board of Directors withdraws its support of the Business Combination.

The Takeover Code limits the contractual commitments that may be obtained from TLA to take actions in furtherance of the Business Combination, and TLA’s board of directors may, if its fiduciary and other directors’ duties so require, withdraw its recommendation in support for the Business Combination, and withdraw the Scheme, at any time prior to the Scheme becoming effective. The Takeover Code does not permit TLA to pay any break fee to us if it does so, nor can it be subject to any restrictions on soliciting or negotiating other offers or transactions involving TLA other than the restrictions that arise under the Takeover Code against undertaking actions or entering into agreements which might frustrate our takeover offer for TLA.

The unaudited pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” may not be representative of our results as a combined company if the Business Combination is consummated, and accordingly, you have limited financial information on which to evaluate the financial performance of the combined company and your investment decision.

We and TLA currently operate as separate companies. We have had no prior history as a combined entity and our operations have not previously been managed on a combined basis. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have actually occurred had the Business Combination been completed at or as of the dates indicated, nor is it indicative of the future operating results or financial position of the combined company. The pro forma statement of earnings does not reflect future nonrecurring charges resulting from the Business Combination. The unaudited pro forma financial information does not reflect future events that may occur after the Business Combination, and does not consider potential impacts of current market conditions on revenues or expenses. The pro forma financial information included in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” has been derived from our and TLA’s historical financial statements and certain adjustments and assumptions have been made regarding the combined organization after giving effect to the transaction. The assets and liabilities of us and TLA have been measured at fair value based on various preliminary estimates using assumptions that management believes are reasonable utilizing information currently available. The process for estimating the fair value of acquired assets and assumed liabilities requires the use of judgment in determining the appropriate assumptions and estimates. These estimates may be revised as additional information becomes available and as additional analyses are performed. Differences between preliminary estimates in the pro forma financial information and the final acquisition accounting will occur and could have an adverse impact on the pro forma financial information and the combined organization’s financial position and future results of operations.

In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined organization’s financial condition or results of operations following the closing. Any potential decline in the combined organization’s financial condition or results of operations may cause significant variations in the share price of the combined organization.

EXCHANGE RATES

The following table shows, for the periods indicated, information concerning the exchange rate between the U.S. dollar and the British pound. This information is provided solely for your convenience, and TLA and AAPC do not represent that British pounds have been converted into U.S. dollars at these rates or at any other rate. These rates may differ from the rates used by TLA in the preparation of its consolidated financial statements or other financial information appearing in this proxy statement.

The data provided in the following table is expressed in U.S. dollars per British pound and is based on the noon buying rate in The City of New York for cable transfers of British pounds as certified for customs purposes by the Federal Reserve Bank of New York and as set forth in the H.10 statistical release of the Federal Reserve Board.

On April 29, 2016, the last trading day before TLA and AAPC made the Rule 2.7 Announcement, the exchange rate between the U.S. dollar and the British pound expressed in U.S. dollars per British pound was £1 = $1.4607. On May 3, 2016, the day of the Rule 2.7 Announcement regarding the Business Combination, the exchange rate between the U.S. dollar and the British pound expressed in U.S. dollars per British pound was £1 = $1.4535. On July 19, 2016, the most recent practicable day prior to the date of this proxy statement, the exchange rate between the U.S. dollar and the British pound expressed in U.S. dollars per British pound was £1 = $1.3076.

Year Ended December 31	Average(1)	High	Low	Period End
	(U.S. Dollars per British pounds)
2011	1.604	1.669	1.535	1.538
2012	1.585	1.627	1.530	1.615
2013	1.564	1.652	1.483	1.652
2014	1.648	1.716	1.551	1.557
2015	1.528	1.588	1.464	1.483
2016 (through June 30, 2016)	1.431	1.474	1.386	1.439
January	1.442	1.474	1.416	1.435
February	1.430	1.458	1.386	1.386
March	1.423	1.451	1.392	1.439
April	1.432	1.463	1.408	1.463
May	1.452	1.469	1.437	1.453
June	1.420	1.480	1.322	1.324

(Source: Federal Reserve Statistical Release, Board of Governors of the Federal Reserve System)

(1)	Annual and monthly averages are calculated using the average of the reported daily rates during the relevant period.

SELECTED HISTORICAL FINANCIAL INFORMATION

AAPC’s balance sheet data as of March 31, 2016 and statement of operations data for the three months ended March 31, 2016 and 2015 are derived from AAPC’s unaudited financial statements, which are included elsewhere in this proxy statement. AAPC’s balance sheet data as of December 31, 2015 and statement of operations data for the period January 14, 2015 (inception) through December 31, 2015 are derived from AAPC’s audited financial statements included elsewhere in this proxy statement.

The unaudited financial statements of AAPC for the three months ended March 31, 2016 and 2015 and as of March 31, 2016 have been prepared on the same basis as the audited financial statements and, in the opinion of AAPC’s management, the unaudited financial statements include all adjustments, consisting of only normal non-recurring adjustments, considered necessary for a fair statement of the information set forth herein. Interim financial results are not necessarily indicative of results that may be expected for the full fiscal year or any future reporting period.

The audited financial statements of AAPC contained in this proxy statement have been prepared in accordance with U.S. GAAP.

TLA’s consolidated balance sheet data as of December 31, 2015 and 2014 and consolidated statement of comprehensive income data for the years then ended are derived from TLA’s audited consolidated financial statements, which are included elsewhere in this proxy statement. TLA’s consolidated balance sheet data as of December 31, 2013, 2012, and 2011 and the consolidated statement of comprehensive income data for the years then ended are derived from TLA’s accounting records.

The consolidated audited financial statements of TLA contained in this proxy statement have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which is referred to in this proxy statement as “IFRS.”

The information is only a summary and should be read in conjunction with each of TLA’s and AAPC’s financial statements and related notes and “AAPC Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “TLA Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of AAPC or TLA.

Selected Historical Financial Information – AAPC

Income Statement Data:	For the three months ended March 31, 2016	For the Period January 14, 2015 (Inception) through March 31, 2015	For the Period January 14, 2015 (Inception) through December 31, 2015
	(unaudited)	(unaudited)
Revenue	$-	$-	$-
Loss from operations	$(317,000)	$(3,000)	$(272,000)
Net loss attributable to common shareholders	$(289,000)	$(3,000)	$(226,000)
Basic net loss per share	$(0.09)	$(0.00)	$(0.08)
Diluted net loss per share	$(0.09)	$(0.00)	$(0.08)
Weighted average shares outstanding, basic	3,386,904	1,875,000	2,902,196
Weighted average shares outstanding, diluted	3,386,904	1,875,000	2,902,196

	As of March 31,		As of December 31,
Balance Sheet Data:	2016	2015	2015
	(unaudited)	(unaudited)
Working capital	$160,000	$10,000	$477,000
Trust account, restricted	$80,793,000	$-	$80,764,000
Total assets	$81,237,000	$121,000	$81,279,000
Total liabilities	$2,975,000	$99,000	$2,728,000
Ordinary shares subject to possible redemption	$73,262,000	$-	$73,551,000
Shareholders' equity	$5,000,000	$22,000	$5,000,000

Selected Historical Financial Information – TLA

	For the years ended December 31,				For the Period December 3, 2011 (Inception) through December 31,
Statement of Comprehensive Income Data:	2015[1]	2014[1]	2013	2012	2011
			(unaudited)	(unaudited)	(unaudited)
Revenue	$45,640,000	$20,816,000	$18,605,000	$15,082,000	$175,000
Operating profit from operations	$4,725,000	$1,516,000	$1,074,000	$1,204,000	$(3,102,000)
Net income (loss) attributable to common shareholders	$120,000	$(107,000)	$735,000	$(1,196,000)	$(2,684,000)
Basic net income (loss) per share	$0.00	$(0.00)	$0.01	$(0.01)	$(0.03)
Diluted net income (loss) per share	$0.00	$(0.00)	$0.01	$(0.01)	$(0.03)
Weighted average shares outstanding, basic	136,366,272	125,632,203	125,627,220	100,375,141	98,663,005
Weighted average shares outstanding, diluted	136,366,272	125,632,203	125,627,220	100,375,141	98,663,005
Cash dividends declared per common share ($ per share)	$1.00	$0.80	$0.70	$0.60	$-

	As of December 31,
Balance Sheet Data:	2015[1]	2014[1]	2013	2012	2011
			(unaudited)	(unaudited)	(unaudited)
Net current assets	$9,449,000	$3,232,000	$1,124,000	$40,000	$1,239,000
Total assets	$83,434,000	$64,253,000	$61,651,000	$60,343,000	$54,763,000
Long-term liabilities	$29,370,000	$14,846,000	$15,669,000	$18,041,000	$22,503,000
Total liabilities	$47,352,000	$29,792,000	$26,797,000	$25,823,000	$28,160,000
Shareholders' equity	$36,082,000	$34,461,000	$34,854,000	$34,520,000	$26,603,000

1 As restated - see Note 32 of TLA’s consolidated financial statements included elsewhere in this proxy.

SPECIAL MEETING OF AAPC SHAREHOLDERS

This proxy statement is being provided to the shareholders of AAPC as part of a solicitation of proxies by the AAPC Board for use at the Special Meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement thereof. This proxy statement provides shareholders of AAPC with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting is scheduled to be held at [●] on [_____], 2016 at [_____], Eastern time, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Purpose of the Special Meeting

At the Special Meeting, AAPC shareholders will be asked to consider and vote on the following proposals:

●	the Business Combination Proposal;

●	the Amendment Proposal; and

●	the Adjournment Proposal.

A copy of the Rule 2.7 Announcement describing the Business Combination is attached as Annex A to this proxy statement. The text of the proposed resolutions to approve these proposals is set out below (see the section of this proxy statement entitled “The Business Combination and Issuance of Ordinary Shares (Proposal 1)” beginning on page 54 of this proxy statement, “The Amendment to AAPC’s Memorandum and Articles of Association (Proposal 2)” beginning on page 72 of this proxy statement and “The Adjournment Proposal (Proposal 3)” beginning on page 74 of this proxy statement.

Recommendation of the AAPC Board of Directors

After careful consideration and having regard to their statutory duties under the BVI Business Companies Act, the Board carefully reviewed and considered the terms and conditions of the Scheme, the Business Combination, and the amendment to Regulation 23 of the Memorandum and Articles of Association. The Board (i) approved the Business Combination (including the subsequent statutory merger of TLA BVI into AAPC), (ii) approved the issuance of ordinary shares in connection with the Business Combination, (iii) approved the amendment to Regulation 23 of the Memorandum and Articles of Association, (iv) declared the Business Combination, the issuance of ordinary shares in connection with the Business Combination and the amendment to Regulation 23 of the Memorandum and Articles of Association to be advisable and in the best interests of AAPC and its ordinary shareholders, (v) directed that the Business Combination, the issuance of ordinary shares in connection with the Business Combination, and the amendment to Regulation 23 of the Memorandum and Articles of Association be submitted to the AAPC shareholders and (vi) recommended that the AAPC shareholders vote their ordinary shares to approve and adopt the Business Combination, the issuance of AAPC shares in connection with the Business Combination, and the amendment to Regulation 23 of the Memorandum and Articles of Association at the Special Meeting. Accordingly, the Board unanimously recommends a vote “FOR” the Business Combination Proposal and the Amendment Proposal. The Board also unanimously recommends a vote “FOR” the Adjournment Proposal.

For a discussion of the factors that the Board considered in determining to recommend the approval and adoption of the Business Combination and the issuance of ordinary shares in connection with the Business Combination proposal, please see the section of this proxy statement entitled “The Business Combination and Issuance of Ordinary Shares (Proposal 1)—AAPC’s Board of Directors’ Reasons for the Approval of the Business Combination” beginning on page 61 of this proxy statement.

For a discussion of the factors that the Board considered in determining to recommend the approval and adoption of the proposal to amend the Memorandum and Articles of Association, please see the section of this proxy statement entitled “The Amendment to AAPC’s Memorandum and Articles of Association (Proposal 2)—Recommendation of the AAPC Board of Directors” beginning on page 63 of this proxy statement.

When you consider the recommendation of the Board in favor of the proposals to approve the Business Combination and the issuance of ordinary shares in connection with the Business Combination and to amend the Memorandum and Articles of Association, you should keep in mind that our directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the beneficial ownership by our Sponsor and certain of our directors of 2,700,313 AAPC shares following the Business Combination, subject to a lock-up, which shares would have a value of approximately $27.3 million based on the closing price of the AAPC shares on July 19, 2016;

●	the continuation of certain of our directors as directors (but not officers) of AAPC; and

●	the continued indemnification of current directors and officers of AAPC and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Further, all of the AAPC shares currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption; as a result, our directors have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares.

For a further discussion of the interests of AAPC’s board of directors in the Business Combination and issuance of ordinary shares in connection with the Business Combination, please see the section of this proxy statement entitled “The Business Combination and Issuance of Ordinary Shares (Proposal 1)—AAPC’s Board of Directors’ Reasons for the Approval of the Business Combination” beginning on page 61 of this proxy statement.

The AAPC Board unanimously recommends that the AAPC shareholders vote “FOR” the Business
Combination Proposal, “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal.

Record Date and Ordinary Shareholders Entitled to Vote

Only holders of record of AAPC shares at the close of business on [______], 2016, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting. At the close of business on the record date, [_____] shares of AAPC were issued and outstanding and held by [____] holders of record.

Holders of record of AAPC shares are entitled to one vote for each ordinary share of AAPC they own at the close of business on the record date.

Quorum

A meeting of ordinary shareholders will be duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50% of the votes of the ordinary shares entitled to vote on the matters to be considered at the meeting. Abstentions, failures to vote and “broker non-votes” will be counted for purposes of determining the presence of a quorum, provided that such votes or the holders thereof are otherwise considered present under the terms of the Memorandum and Articles of Association.

A “broker non-vote” occurs when (i) your ordinary shares are held by a broker, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”) and (ii) a broker submits a proxy card for your ordinary shares held in “street name”, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions. You must follow instructions from your broker to authorize it to vote with respect to the Business Combination Proposal, the Amendment Proposal and the Adjournment Proposal.

A “failure to vote” occurs when a vote of an ordinary share entitled to vote on the matters to be considered at the meeting is present in person or by proxy but is not cast.

In the event that a quorum is not present at the Special Meeting, or if there are insufficient votes to approve and adopt the Business Combination, the issuance of ordinary shares in connection with the Business Combination or the amendment to Regulation 23 of the Memorandum and Articles of Association, we expect that the Special Meeting will be adjourned or postponed to solicit additional proxies.

Required Vote

The approval of the Business Combination Proposal requires holders of at least a majority of AAPC shares present at the Special Meeting, either in person or by proxy, that are voted at the Special Meeting, to vote “FOR” the proposal. Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, assuming a quorum is present at the Special Meeting, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of any vote on the Business Combination Proposal.

The approval of the amendment to Regulation 23 of the Memorandum and Articles of Association to provide that a redemption offer is subject to limitations set forth in certain definitive transaction agreements requires holders of at least 65% of ordinary shares present and voted at the Special Meeting, either in person or by proxy, to vote “FOR” the proposal. Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, assuming a quorum is present at the Special Meeting, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of any vote on the Amendment Proposal.

The approval of the Adjournment Proposal requires holders of at least 65% of AAPC shares present and voted at the Special Meeting, either in person or by proxy, to vote “FOR” the proposal. Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, assuming a quorum is present at the Special Meeting, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of any vote on the Adjournment Proposal. Approval of the Amendment Proposal by such majority will also be deemed approval of such proposal on a class basis, to the extent class approval is required.

It is a closing condition under the Scheme that no more than 3,635,735 AAPC shares (or such higher number of AAPC shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations) (or approximately 35% of AAPC’s outstanding shares) are redeemed in connection with the Business Combination. For a further discussion of the redemption rights of AAPC shareholders in connection with the Business Combination, please see the section of this proxy statement “Special Meeting of AAPC Shareholders—Redemption Rights” beginning on page 52.

Voting at the Special Meeting

Whether or not you plan to attend the Special Meeting and regardless of the number of AAPC shares you own, your careful consideration of, and vote on, the Business Combination Proposal and Amendment Proposal is important and we encourage you to vote promptly. To ensure that your AAPC shares are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting in person, using one of the following three methods:

To Vote Over the Internet:

If you are an AAPC shareholder of record, you can appoint a proxy and direct how your vote is cast via the Internet. The enclosed proxy card indicates the website you may access for Internet voting. The Internet voting system allows you to confirm that the system has properly recorded the manner in which you wish to cast your votes.

To Vote By Telephone:

If you are an AAPC shareholder of record and are located in the United States or Canada, you can appoint a proxy and direct how your vote is cast by calling the toll-free telephone number on your proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card. If you are located outside the United States or Canada, please contact Morrow & Co., LLC, which is acting as AAPC’s proxy solicitation agent in connection with the Business Combination, at (800) 662-5200 (stockholders) or (203) 658-9400 (banks and brokerage firms) for information on how you can vote by telephone.

To Vote By Proxy Card:

If you are an AAPC shareholder of record and are located in the United States, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are located outside the United States, you should add the necessary postage to the enclosed envelope to ensure delivery. In order to ensure that your vote is received on or prior to the date of the Special Meeting, we recommend that your proxy card be returned to us by overnight mail. PLEASE FOLLOW ALL INSTRUCTIONS WHEN FILLING OUT YOUR PROXY CARD.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your AAPC shares for the matters before our shareholders as described in this proxy statement and confirm that your voting instructions have been properly recorded.

Votes submitted by telephone or via the Internet for the matters before our shareholders as described in this proxy statement must be received by [11:59 p.m., Eastern time, on [●], 2016].

If you are an AAPC shareholder with AAPC shares held in “street name”, which means your AAPC shares are held in an account at a broker, bank or other nominee, you must follow the instructions from your broker, bank or other nominee in order to vote. Without following those instructions, your shares will not be voted.

For additional questions regarding assistance in submitting proxies or voting your AAPC shares, or to request additional copies of this proxy statement or the enclosed proxy cards, please contact Morrow & Co., LLC, which is acting as AAPC’s proxy solicitation agent in connection with the Business Combination, at (800) 662-5200 (stockholders) or (203) 658-9400 (banks and brokerage firms).

How Proxies Are Voted

If you complete and submit your proxy cards or voting instructions, each person named as proxy will follow your instructions. If you are an AAPC shareholder of record and you submit proxy cards or voting instructions but do not direct how to vote on each item, or you indicate when voting by Internet or telephone that you wish to vote as recommended by the AAPC board of directors, then each person named as proxy will vote in favor of the Business Combination Proposal, the Amendment Proposal and the Adjournment Proposal.

Revocation of Proxies

Any proxy given by an AAPC shareholder may be revoked at any time before it is voted at the Special Meeting by doing any of the following:

●	by filing with AAPC an instrument revoking such proxy;

●	by submitting a new proxy bearing a later date, by using the telephone or internet proxy submission procedures described above;

●	by completing, signing, dating and returning a new proxy card by mail to AAPC; or

●	by attending the Special Meeting and voting in person.

Merely attending the Special Meeting will not, by itself, revoke a proxy. Please note that if you want to revoke your proxies by sending a new proxy card or an instrument revoking such proxy to AAPC, you should ensure that you send your new proxy card or instrument revoking such proxy in sufficient time for it to be received by AAPC prior to the Special Meeting. Please note, however, that only your last-dated proxy will count. If you are an ordinary shareholder of record, you may obtain new proxy cards by contacting AAPC at 590 Madison Avenue, New York, NY, 10022 USA, telephone 1-212-409-2434.

Shares Held in Name of Broker

If you are an ordinary shareholder with ordinary shares held in “street name”, you should follow the instructions of your broker regarding the revocation of proxies. If your broker allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone or by mail. Please note that if your ordinary shares are held in the name of a broker, you must obtain and bring to the Special Meeting a proxy card issued in your name from the broker to be able to vote at the Special Meeting.

Solicitation of Proxies

AAPC will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request brokers, banks or other custodians to solicit their customers who have ordinary shares registered in their names and will reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation. In addition, AAPC has retained Morrow & Co., LLC to solicit ordinary shareholder proxies at a total cost to AAPC of approximately $20,000, plus reimbursement of reasonable out-of-pocket expenses and indemnification of losses in certain circumstances.

Adjournment

Although it is not currently expected, the Special Meeting may be adjourned, recessed or postponed for the purpose of soliciting additional proxies. An adjournment of the Special Meeting may be made by the Chairman of the meeting should he or she see fit to such place and time as the Chairman of the meeting shall determine. The Chairman of the meeting has the power under the Memorandum and Articles of Association to adjourn the Special Meeting without recourse to the shareholders should he/she wish, but the shareholders are nevertheless being afforded the opportunity to approve any such adjournment, provided that the outcome of such vote does not in any way limit the Chairman’s powers in this regard.

If the time, date and place of an adjourned meeting are announced at the original convening of the Special Meeting, no notice of an adjourned meeting need be given. At any subsequent reconvening of the Special Meeting at which a quorum is present in person or represented by proxy, any business may be transacted that might have been transacted at the original Special Meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the reconvened meeting.

The AAPC Board unanimously recommends a vote “FOR” the Adjournment Proposal.

Redemption Rights

Pursuant to our Memorandum and Articles of Association in the event that the Business Combination is consummated by the Company in connection with a shareholder vote pursuant to Regulation 14A of the Exchange Act, as is intended in respect of the Business Combination, the Company will offer to redeem the public shares other than those held by the Sponsor, for cash, in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If a shareholder accepts the redemption offer and the Business Combination is consummated, these ordinary shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of $80,792,886 (including $63,937 of interest income) on March 31, 2016, the estimated per share redemption price would have been approximately $10.50.

In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on [●], 2016 (two business days before the Special Meeting), both:

●	Submit a request in writing that we redeem your ordinary shares for cash to Continental Stock Transfer & Trust Company, AAPC’s transfer agent, at the following address: Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY, 10004, Attn: Mark Zimkind, e-mail: mzimkind@continentalstock.com; and

●	Deliver your ordinary shares either physically or electronically through DTC to our transfer agent. Ordinary shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is our understanding that ordinary shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Ordinary shareholders who hold their ordinary shares in street name will have to coordinate with their bank, broker or other nominee to have the ordinary shares certificated or delivered electronically. If you do not submit a written request and deliver your ordinary shares as described above, your ordinary shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your ordinary shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the ordinary shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

It is a closing condition under the Scheme (and not a limitation imposed by the Memorandum and Articles of Association) that no more than 3,635,735 ordinary shares (or such higher number of ordinary shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations) are redeemed from the Trust Account.

Each redemption of ordinary shares will decrease the amount in our Trust Account. In no event, however, will we redeem ordinary shares in an amount that would cause our net tangible assets to be less than $5,000,001 as required under the Memorandum and Articles of Association.

Prior to exercising redemption rights, ordinary shareholders should verify the market price of our ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your ordinary shares.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those ordinary shares. You will be entitled to receive cash for these ordinary shares only if you properly demand redemption.

If the Business Combination is not approved and we do not consummate an initial business combination by November 4, 2016, we will be required to dissolve and liquidate.

Appraisal Rights

Appraisal rights are not available to holders of ordinary shares in AAPC in connection with the Business Combination.

Other Information

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Morrow & Co., LLC, which is acting as AAPC’s proxy solicitation agent in connection with the Business Combination, at (800) 662-5200 (stockholders) or (203) 658-9400 (banks and brokerage firms).

THE BUSINESS COMBINATION AND ISSUANCE OF ORDINARY SHARES (PROPOSAL 1)

The discussion of the Business Combination in this proxy statement is qualified in its entirety by reference to the Rule 2.7 Announcement, a copy of which is attached to this proxy statement as Annex A* and incorporated by reference into this proxy statement.

Proposal

We are asking the holders of our ordinary shares to approve and adopt the Business Combination, in part, under the Scheme as provided for in the Rule 2.7 Announcement (and the related transactions, including the proposal to issue ordinary shares in connection with the Business Combination as described below). Our ordinary shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination to be undertaken, in part, under the Scheme as provided for in the Rule 2.7 Announcement, which is attached as Annex A to this proxy statement, and as provided for below. You are urged to read carefully the Rule 2.7 Announcement in its entirety before voting on this proposal. For a summary of certain terms of the Business Combination, please see the section above entitled “Summary” beginning on page 11 of this proxy statement.

NASDAQ Listing Rule 5635(a) requires ordinary shareholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of ordinary shares or the voting power outstanding before the transaction, and NASDAQ Listing Rule 5635(b) requires ordinary shareholder approval where the issuance of securities will result in a change of control. We intend to issue approximately 7,234,981 ordinary shares, or approximately 69.6% of our 10,387,813 currently outstanding ordinary shares, in the Business Combination (assuming no redemptions of our public shares, no additional issuances of our ordinary shares and payment of $60 million pursuant to the Partial Cash Alternative). Therefore, we are required to obtain the approval of our ordinary shareholders under NASDAQ Listing Rule 5635(a) and may require shareholder approval under NASDAQ Rule 5635(b).

Because we are holding a vote of AAPC shareholders on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the ordinary shares that are present at the Special Meeting, either in person or by proxy, and which were voted at the Special Meeting.

The Business Combination

AAPC will acquire TLA pursuant to the Business Combination. The Business Combination requires the approval of AAPC shareholders and TLA shareholders. To obtain approval for the Scheme, and therefore the Business Combination from TLA shareholders, TLA is posting the Scheme Document to its shareholders. The Scheme Document describes the Business Combination in detail and convenes a meeting of TLA shareholders to approve the Business Combination. If TLA shareholders approve the Scheme, and therefore the Business Combination, the fairness of the terms and conditions of the Business Combination will be considered by the High Court of Justice in England and Wales (the “High Court”) in sanctioning the Scheme. As the merger of TLA BVI into AAPC will occur after completion of the acquisition of TLA BVI by AAPC, the merger does not require the separate specific approval of the shareholders of AAPC (in addition to their overall approval of the Business Combination). The Business Combination is subject to the terms and conditions set out in the Scheme Document.

*	Amounts included in Annex A have not been updated to reflect the restatement as described in Note 32 to TLA’s consolidated financial statements included elsewhere in this proxy statement.

Conditions to the Business Combination

The Business Combination is conditioned on a number of factors, which are listed in Appendix I to the Rule 2.7 Announcement. Certain conditions include, among other things: (i) approval of the Business Combination Proposal by holders of at least a majority of the votes of ordinary shares entitled to vote thereon which are present at the Special Meeting, either in person or by proxy, (ii) approval of the Amendment Proposal by holders of at least 65% of the votes of AAPC shares entitled to vote thereon which are present, either in person or by proxy, and voted at the Special Meeting, (iii) approval of the Scheme by a majority in number representing at least 75% in value of the TLA shareholders’ share capital of TLA present and voting, either in person or by proxy, at a shareholder meeting convened by order of the High Court, (iv) approval of special resolutions related to the Business Combination by a majority in number representing at least 75% of the votes cast at a general meeting of TLA shareholders, either in person or by proxy, (v) the sanction of the Scheme by the High Court, and (vi) AAPC receiving redemption requests in respect of not more than 3,635,735 public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations) in connection with the Business Combination.

Certain conditions relate to actions that AAPC must take, for example: (i) the new AAPC shares must be approved for listing on NASDAQ, (ii) if the new AAPC shares are not exempt from registration under the Securities Act, an appropriate registration statement for the new AAPC shares shall have been declared effective, and (iii) AAPC must receive approval of the Business Combination Proposal and the Amendment Proposal by the AAPC shareholders.

Other conditions to the Business Combination include that: (i) other than as would not be material to TLA or AAPC, all notifications, filings and applications have been made and all statutory and regulatory obligations have been complied with and all relevant authorizations have been received, and (ii) except as previously disclosed by TLA or to the extent not material to TLA, TLA does not have any agreements that would result in certain events as a consequence of the Business Combination.

Certain conditions relate to actions that TLA may not take, including that: except as previously disclosed by TLA and subject to certain exceptions, TLA has not since December 31, 2015 (i) issued additional shares (or other securities of any class), (ii) sold or transferred or agreed to sell or transfer any treasury shares, (iii) recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus, dividend or other distribution whether payable in cash or otherwise, (iv) made or authorized or proposed or announced an intention to propose any change in its loan capital, other than in the ordinary course of business, (v) other than in the ordinary course of business, issued or agreed to issue, authorized or proposed the issue of any debentures or incurred or increased, or agreed to incur or increase, any material indebtedness or become, or agreed to become, subject to any material contingent liability, and (vi) made any amendment to its articles of association or other incorporation documents.

Certain conditions relate to TLA’s business and the condition of TLA generally. The Business Combination is conditioned on, except as previously disclosed by TLA, the absence of a material adverse change or deterioration in the business of TLA and the absence of certain other liabilities, litigation or changes in regulatory status which would be material to TLA. In addition, the Business Combination is conditioned on the fact that AAPC has not discovered certain liabilities of TLA, except as previously disclosed by TLA or to the extent such liabilities fail to meet certain materiality thresholds, including that information previously disclosed by TLA is misleading or contains a misrepresentation. The Business Combination is also conditioned on the fact that AAPC has not discovered that TLA or one of its subsidiaries or any person that performs or has performed services on their behalf have violated laws related to anti-corruption, bribery, international sanctions and criminal property.

If the Business Combination is to be effected by way of a takeover offer, the acceptance condition to the takeover offer will be set at 90% of the TLA shares to which the takeover offer relates (or such lesser percentage (being more than 50%) as AAPC may decide with the consent of the Panel).

Effect of Approval of Scheme of Arrangement

Upon the Scheme becoming effective, it will be binding on all TLA shareholders, irrespective of whether or not they attended or voted in favor of the resolutions at the general meeting of TLA shareholders or voted in favor of the Scheme at the meeting of TLA shareholders convened by the High Court and the consideration due under the terms of the Scheme will be dispatched by [●] to TLA shareholders no later than 14 days after the date the Scheme becomes effective in accordance with its terms.

The Scheme Document will include full details of the Scheme, together with notices of the general meeting of TLA shareholders and the meeting of TLA shareholders convened by the High Court and the expected timetable, and will specify the action to be taken by TLA shareholders.

Partial Cash Alternative

A partial cash alternative up to a maximum aggregate amount of $60 million (the “Partial Cash Alternative”) will be made available to TLA shareholders under the Offer pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA share (subject to scale-back in accordance with the terms of the Partial Cash Alternative) instead of some or all of the new AAPC shares to which they would otherwise be entitled under the terms of the Offer. Based on the offer value per TLA share of 65 pence as implied by the exchange ratio as of May 2, 2016, the maximum amount of cash available under the Partial Cash Alternative of $60 million equates to approximately 43 percent of the total value of the consideration to be offered to TLA shareholders under the terms of the Offer.

TLA Shareholders are entitled to retain the final dividend of 0.8 pence per TLA Share payable in respect of the financial year ended December 31, 2015 as announced on April 12, 2016.

In the event that a holder of TLA shares does not make an election under the Partial Cash Alternative such holder will receive 10 new AAPC shares for every 107 TLA shares such holder holds.

Change in Business Combination Structure

AAPC reserves the right to elect, in accordance with the Rule 2.7 Announcement, to implement the Business Combination by way of a takeover offer to be made by or on behalf of AAPC to acquire the entire issued and to be issued share capital of TLA not already held by AAPC as an alternative to the proposed Business Combination structure, details of which are set out herein. In such an event, the takeover offer will be implemented on the same terms (subject to appropriate amendments), so far as applicable, as those which would apply to the scheme of arrangement as described in the Rule 2.7 Announcement. AAPC may make such switch to implement the Business Combination by way of a takeover offer only with the consent of the Panel.

Treatment of TLA LTIPs

Awards under the long term incentive plan adopted by TLA were granted to TLA’s founders in December 2013 and September 2015. Under the terms of the long term incentive plan, ordinary shares have been issued to the plan participants in a subsidiary company of TLA. Subject to certain performance criteria being met, these ordinary shares would normally vest at certain points and, on vesting, would be exchanged, on a one-for-one basis at no cost, for TLA shares.

As of May 2, 2016, 14,597,821 of such ordinary shares were in issue. The number of ordinary shares which will vest and be exchanged for new TLA shares will not be known until such time as the Scheme is sanctioned by the High Court. The Scheme will extend to all such new TLA shares which are allotted and issued on the vesting of the long term incentive plan. For example, if the offer price per TLA share is, on the date that the Scheme is sanctioned by the High Court, 65 pence then 8,597,821 ordinary shares will vest and be exchanged for 8,597,821 new TLA shares, which will ultimately be acquired by AAPC pursuant to the Business Combination. All issued ordinary shares, which will not vest upon the Scheme becoming effective, will be acquired by TLA for nominal value.

Fractional Shares

Fractions of new AAPC shares will not be allotted to TLA shareholders but will be aggregated and sold as soon as practicable after Step Two. The net proceeds of such sale, other than individual entitlements to amounts of less than £5, will then be paid in cash to the relevant TLA shareholders in accordance with their fractional entitlements.

Background of the Business Combination

We were organized for the purpose of effecting a business combination with one or more businesses. We are not limited to sourcing a business combination in any particular industry or sector.

We received gross proceeds of $76,875,000 (before underwriting discounts and commissions and offering expenses) from our initial public offering, or IPO, which was consummated on May 4, 2015, and from the partial exercise of the underwriters’ overallotment option in connection with the IPO.

Simultaneously with the closing of the IPO, the Company consummated the sale of 778,438 private placement shares at a price of $10.00 per share to Sponsor, generating gross proceeds of $7,784,380.

Following the closing of the IPO on May 4, 2015, an amount of $80,718,750 ($10.50 per public share) from the net proceeds of the sale of the public shares in the IPO and the private placement shares was placed in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company.

The net proceeds deposited into the Trust Account remain on deposit in the Trust Account earning interest. As of March 31, 2016, there was $80,792,886 held in the Trust Account. Through March 31, 2016, AAPC had not withdrawn any interest income from the Trust Account.

Prior to the consummation of our IPO, neither AAPC, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with AAPC.

After our IPO, our officers and directors commenced an active search for prospective businesses and assets to acquire in our initial business combination. During this search process, we reviewed more than 60 acquisition opportunities and entered into detailed discussions with several possible target businesses (or their representatives). The possible target businesses with which AAPC had detailed discussions were companies in a range of sectors and industries, including consumer electronics, digital marketing and e-commerce as well as sports and entertainment. AAPC continued to evaluate potential business combination targets throughout its discussions with TLA. However, AAPC did not agree to terms with any possible business combination targets other than TLA, and AAPC’s board was never asked to approve a business combination agreement with any other company.

Consequently, at the time AAPC’s Board of Directors approved the Business Combination with TLA, there was no alternative transaction considered by the Board. At that time, AAPC’s management was in discussions with other business combination targets but had not reached any agreement on definitive terms and had no assurance as to when or if such an agreement on definitive terms could be reached.

On May 15, 2015, Jonathan Mitchell contacted TLA and introduced AAPC and explained AAPC’s strategic goals.

On June 8, 2015, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe Partners LLP, the Company’s financial advisor and which we refer to as Lepe. Participants discussed the merits of several potential business combination targets, which were prioritized from the previously-identified potential targets. Participants further discussed the forfeiture of certain founder shares in connection with the IPO’s over-allotment option.

Beginning on June 21, 2015 and continuing until June 24, 2015, Jonathan Mitchell and Mark Klein met with representatives from TLA to progress discussions and explain the concept of a blank check company and how typical business combinations are executed with such a company.

On June 24, 2015, representatives from Lepe met with representatives from TLA to learn more about the TLA business and its suitability regarding a possible business combination with AAPC.

On July 29, 2015, the board of directors of AAPC met telephonically with a representative from Lepe participating. The directors received updates on the status of talks with potential business combination targets and agreed to identify the highest-priority targets before the next meeting of AAPC’s directors.

On September 8, 2015, the board of directors of AAPC held a meeting in New York City, which included a representative of Lepe. Jonathan Goodwin provided the board with updates regarding the identification and prioritization of business combination targets and noted that a subsequent meeting with Citigroup Global Markets, Inc., the Company’s capital markets advisor and which we refer to as Citi, would be held to facilitate consensus on target prioritization. The group then reviewed progress of discussions with TLA and another company that were the most developed of AAPC’s potential targets. Next, the directors discussed the relative merits of several potential targets. Finally, participants discussed hiring legal and financial advisors in connection with a potential transaction.

On October 26, 2015, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe. Participants discussed the relative merits of management’s highest-priority potential business combinations, which included TLA. The group further discussed management’s task to continue discussions and due diligence with potential business combination targets including TLA.

On November 18, 2015, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe. Mr. Goodwin discussed the general progress of discussions with three potential business combination targets other than TLA. He further discussed with the directors the timing benefits of commencing the initial business combination on or before July 2016. Next, the directors considered the relative merits of a transaction with the remaining potential targets in light of continued due diligence and discussions. Finally, the directors agreed to authorize management to further analyze the merits of a transaction with the highest-priority potential targets, including TLA, at the next AAPC board meeting.

On January 8, 2016, AAPC engaged Gibson, Dunn & Crutcher LLP, which we refer to as Gibson Dunn, as its legal counsel in connection with a possible business combination.

On January 11, 2016, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe. The directors discussed materials describing TLA and the potential benefits of a combination with TLA as well as a draft letter of intent, term sheet and Citi’s analysis of such combination. Mr. Goodwin further identified TLA’s robust international operations, penetration into the U.S. market and its ability to accelerate growth with certain digital opportunities. Next, Iain Abrahams discussed the process and timing of effecting a combination under the Takeover Code, required shareholder approvals and the potential effect of shareholder redemptions in connection with the business combination. Mr. Goodwin observed that a price above 60 pence per share of TLA was necessary to obtain the target board’s approval and was in accord with the valuation analysis of TLA. Finally, the board resolved to send TLA a letter of intent valuing TLA at 60 pence per share.

On January 12, 2016, Jonathan Goodwin submitted a non-binding offer letter on behalf of AAPC to TLA with a purchase price that valued TLA at approximately $130 million, or approximately 60 pence per TLA share, under the contemplated exchange ratio of 10 AAPC shares per 117 TLA shares. The non-binding offer additionally contemplated that a partial cash alternative with a maximum aggregate amount of $40 million would be available to TLA shareholders, which would be funded with AAPC’s existing cash resources.

On January 18, 2016, the board of directors of TLA held a meeting. The directors discussed the January 12th offer letter and a possible business combination with AAPC, and the directors resolved to request that AAPC deliver a presentation to TLA regarding special purpose acquisition companies.

On January 19, 2016, Bart Campbell submitted a response letter to AAPC’s non-binding offer letter on behalf of TLA. Among other things, the response letter stated that AAPC would need to significantly increase the maximum aggregate amount available under the partial cash alternative in order to continue discussions regarding a possible business combination.

On January 21, 2016, Jonathan Goodwin submitted a letter to TLA on behalf of AAPC, which stated that its previous non-binding offer would provide TLA’s shareholders enhanced liquidity for their shares, and that it would consider slight increases to the amount available under the partial cash alternative. In addition, the letter affirmed that the exchange ratio of 10 AAPC shares per 117 TLA shares would be fixed.

Also on January 21, 2016, Jonathan Goodwin made a presentation on behalf of AAPC to TLA’s board of directors, which reviewed special purpose acquisition company characteristics and the structure and timing of AAPC’s non-binding offer. Representatives from Lepe, DAC Beachcroft LLP, TLA’s legal advisor and which we refer to as DAC, Citi and Gibson Dunn also were present at the meeting.

On February 4, 2016, Bart Campbell submitted a letter to AAPC on behalf of TLA, which affirmed that it would not recommend AAPC’s initial non-binding offer, and further stated that AAPC would need to increase the total consideration available to TLA shareholders and materially increase the amount available under the partial cash alternative in order to continue discussions regarding a possible transaction.

On February 8, 2016, Jonathan Goodwin submitted a letter to TLA on behalf of AAPC, which communicated its willingness to increase the maximum amount available to TLA shareholders under the partial cash alternative to $60 million from $40 million, while declaring that no further increase would be considered. The letter also expressed that equity financing would be the most likely means by which AAPC would raise the additional funds necessary to increase the cash component of the Business Combination consideration, which could permit a post-closing deployment of surplus cash. Moreover, the letter disclosed that AAPC would increase its offer price under the partial cash alternative to 61.5 pence per TLA share from 60 pence per TLA share.

On February 17, 2016, Bart Campbell, Michael Principe, Jonathan Goodwin, Mark Klein, Jonathan Mitchell and Iain Abrahams held a meeting and agreed to tentatively support the issuance of a post-closing dividend in the event that the combined company held a sufficient cash surplus.

On February 18, 2016, Iain Abrahams submitted a letter to TLA on behalf of AAPC, which elaborated on the possibility of a post-closing dividend of not less than $18 million in the event that the combined company held a sufficient cash surplus.

Also on February 18, 2016, Iain Abrahams met with a representative of Numis, financial advisor and corporate broker to TLA, to discuss the possibility and merits of a post-closing dividend.

On February 19, 2016, Jonathan Goodwin submitted a letter to TLA on behalf of AAPC, which affirmed AAPC’s revised non-binding offer. Specifically, the revised offer valued each TLA share at 65 pence under the exchange ratio, which was then estimated to be 10 AAPC shares per 109 TLA shares. Furthermore, the maximum aggregate amount available under the partial cash alternative would be $60 million, which would be distributed pro rata to TLA shareholders upon their election at 61.5 pence per TLA share. Finally, the letter affirmed AAPC’s intention to raise approximately $20 million through equity financing following the issuance of a Rule 2.4 Announcement, and that directors of the post-closing company would use surplus cash to potentially issue a dividend at their discretion, rather than agreeing to a fixed amount for any such dividend.

On March 11, 2016, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe. The directors discussed management’s tentative agreement with TLA valuing each TLA share at 65 pence under the Exchange Offer and 61.5 pence under the Partial Cash Alternative. Next, the directors discussed the potential need to raise up to an additional $20 million if a transaction with TLA were to proceed in light of the Partial Cash Alternative and alternatives to accomplish a potential capital raise. The directors then discussed potential issues with raising funds on a conditional basis in connection with an acquisition made under the Takeover Code. The directors then discussed and considered the possibility of seeking certain commitments from agents and employees of TLA prior to making the Rule 2.7 Announcement and certain capital-raising opportunities, in each case, in connection with a possible business combination with TLA. The directors concluded that a transaction with TLA remained promising. Next, the directors resolved that management should explore obtaining a debt financing commitment prior to making the Rule 2.4 Announcement to fund cash payments to be made in connection with a possible business combination and further assess the likelihood that TLA could retain its agents and employees upon its acquisition by AAPC. Finally, the directors acknowledged having received and reviewed investment memoranda and other materials regarding its remaining potential business combination targets and agreed to continue discussions with those companies pending negotiations with TLA.

On March 15, 2016, Jonathan Goodwin submitted a letter to TLA on behalf of AAPC, which amended certain terms of its revised offer for TLA dated February 19, 2016. Specifically, AAPC disclosed that it would seek debt financing rather than equity financing to fund the increase in the amount available under the partial cash alternative from $40 million to $60 million and to comply with the Takeover Code’s provisions relating to funding certainty. Finally, the amended revised offer assumed that 75% of the agents and employees of TLA (in addition to TLA’s senior management team) would commit to receiving AAPC shares under the exchange ratio in lieu of cash under the partial cash alternative prior to making the Rule 2.7 Announcement..

AAPC and TLA entered into a non-disclosure agreement dated March 22, 2016, after which AAPC and its legal and financial advisors were given access to a digital data room and received confidential information concerning TLA and its business. Between March 22, 2016 and May 3, 2016, AAPC’s management team and its outside advisors reviewed due diligence materials provided by TLA.

On March 22, 2016, the board of directors of AAPC held a meeting in New York City, which included representatives from Lepe and Gibson Dunn. The directors reviewed the terms of a potential transaction with TLA. Next, the directors noted that the Rule 2.4 Announcement would be in final form following TLA’s approval, and that AAPC would need to obtain any debt commitments or financing prior to the issuance of the Rule 2.7 Announcement, which would occur within 28 days following the issuance of the Rule 2.4 Announcement. Finally, the directors discussed the timing of the Rule 2.4 Announcement and the process to continue due diligence of TLA and resolved to enter into an engagement letter establishing Lepe as its financial advisor, which was finalized and executed later that day.

On March 24, 2016, AAPC and TLA made an announcement pursuant to Rule 2.4 of the Takeover Code, which we refer to as the Rule 2.4 Announcement, that the parties had reached agreements on the key terms of a possible offer for TLA by AAPC. The Rule 2.4 Announcement described the principal terms of a possible offer, including an indicative offer value per TLA share of 65 pence (based on the U.S. dollar to pound sterling exchange rate) and a partial cash alternative up to a maximum aggregate amount of $60 million.

On April 18, 2016, AAPC and TLA and their respective representatives from DAC, Gibson Dunn, Freshfields Bruckhaus Deringer US LLP, TLA’s legal advisor and which we refer to as Freshfields, Lepe and Numis, held an in-person meeting at DAC’s offices in London with certain persons dialing-in remotely. Participants discussed the transaction process going forward, including considerations related to AAPC and TLA making the Rule 2.7 Announcement.

On April 22, 2016, AAPC engaged B. Riley & Co., LLC, which we refer to as B. Riley, as a financial advisor of AAPC. On April 28, 2016, the board of directors of AAPC held a meeting in New York City, which included representatives from Gibson Dunn and B. Riley. Jonathan Mitchell and Mr. Abrahams updated the board on the transaction and anticipated timing, including the Rule 2.7 Announcement, transaction expenses incurred to date, and the remaining outstanding transaction terms. The directors discussed the terms of a possible business combination with TLA and the process going forward and the terms and fees under the Credit Agreement with SunTrust. Representatives from Gibson Dunn discussed the transaction terms, the proposed amendments to AAPC’s Memorandum and Articles of Association and the requisite shareholder approvals. AAPC’s management delivered an update on the due diligence review of TLA. B. Riley made a presentation to the board and discussed the terms of the transaction. The AAPC board of directors finally approved the issuance of the Rule 2.7 Announcement and entry into the Credit Agreement with SunTrust. The AAPC board of directors further resolved to authorize a transaction committee, comprised of Jonathan Goodwin, Iain Abrahams and Mark Klein, and which we refer to as the Transaction Committee, to finalize the form of the Rule 2.7 Announcement and the Credit Agreement, and pending final agreement on such terms by the committee, resolved to submit the approval of the Business Combination and adoption of the New AAPC Memorandum and Articles of Association to a vote of the AAPC shareholders.

On May 2, 2016, the Transaction Committee held a telephonic meeting. At the meeting, the members of the committee discussed the timing of the issuance of the Rule 2.7 Announcement and reviewed the final form of the Rule 2.7 Announcement and Credit Agreement (including the changes to the Rule 2.7 Announcement and the Credit Agreement that had been agreed by management of both parties since April 28, 2016). The committee then reaffirmed the AAPC board’s decision to submit the approval of the Business Combination and the adoption of the New AAPC Memorandum and Articles of Association to a vote of the AAPC shareholders.

Also on May 2, 2016, AAPC and SunTrust entered into the Credit Agreement.

On May 3, 2016, AAPC and TLA issued the Rule 2.7 Announcement.

AAPC’s Board of Directors’ Reasons for the Approval of the Business Combination

As described under “Background of the Business Combination” above, the AAPC Board, in evaluating the Business Combination, consulted with AAPC’s management and legal and financial advisors, and, in reaching its decision to recommend approval of the Business Combination, considered a variety of factors. In light of the complexity of those factors, the AAPC Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. The factors considered by the AAPC Board include, but are not limited to, the following:

●	TLA is an already successful business with strong growth prospects within the international athlete representation and sports marketing industry;

●	The Business Combination will strengthen TLA’s business in the U.S. market and provide additional cash resources for continued growth investment in the business;

●	The athlete representation and sports marketing industry is critical to sports, generally, which is among the most valuable and fastest-growing forms of media, and TLA is well-positioned to capture the benefits of such growth;

●	For the year ended December 31, 2015, TLA delivered strong growth in revenue and gross profit across all segments, including a 119% revenue increase to $45.6 million, a 68% gross profit increase to $35.0 million and a 56% Headline EBITDA increase to $13.7 million, in each case over the prior year;

●	TLA’s organic revenue, gross profit and Headline EBITDA grew by 22%, 22% and 13%, respectively, for the year ended December 31, 2015;

●	The experience and expertise of the AAPC board of directors and founders will be beneficial to the growth of the post-Business Combination company;

●	The post-Business Combination company will be listed on NASDAQ, a major U.S. stock exchange, which the AAPC Board believes has the potential to offer all shareholders greater liquidity;

●	TLA has a strong and experienced management team that is expected to remain with the post-Business Combination company;

●	The founders of TLA intend to remain with the post-Business Combination company, which will provide helpful continuity in advancing the company’s strategic and growth goals;

●	The founders of each of TLA and AAPC have each agreed to be subject to a twelve month lock-up in respect of their AAPC shares (excluding, in the case of the TLA founders, certain non-restricted shares), subject to certain customary exceptions, which will provide important stability to the post-Business Combination company;

●	TLA has a strong financial profile with recurring and predictable revenues and strong industry fundamentals;

●	TLA derives revenue from long-term agency relationships with many U.S. and international sports stars, broadcasters and media personalities associated with major sports, including MLB, the NFL, the NBA, the PGA, the AFL, the Olympics and international cricket, which has created a broad client base with stable relationships and low attrition rates, yet no client of TLA accounted for more than 5% of total revenue in 2015;

●	TLA has a global reach with ten offices worldwide in the U.S., Australia and the UK, making it well-positioned to take advantage of growth globally, not just regionally; and

●	The financial and other terms and conditions of the Scheme and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between AAPC and TLA.

In the course of its deliberations, the AAPC Board, in consultation with AAPC’s management and AAPC’s legal and financial advisors, also considered a variety of risks and other factors relating to the Business Combination, including the following:

●	The potential that a significant number of AAPC shareholders elect to redeem their shares, which would potentially make the Business Combination more difficult or impossible to complete;

●	Challenges associated with preparing TLA, a UK company, for the applicable disclosure and listing requirements to which the post-Business Combination company will be subjected as a publicly traded company on NASDAQ; and

●	The interests of AAPC’s directors and officers in the Business Combination (see “The Business Combination and Issuance of Ordinary Shares (Proposal 1)–Interests of the Directors and Officers” beginning on page 65 of this proxy statement).

The AAPC Board also considered the financial advice provided by Lepe Partners LLP and B. Riley & Co., LLC, as well as the capital markets advice provided by Citigroup Global Markets, Inc.

The foregoing discussion of the material factors considered by the AAPC Board is not intended to be exhaustive but does set forth the principal factors considered by the AAPC Board.

The foregoing discussion of the information and factors considered by the AAPC Board is forward-looking in nature. This information should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Note Regarding Forward-Looking Statements” beginning on page 18 of this proxy statement.

Vote Required for Approval

Approval of this proposal is a condition to completion of the Business Combination. If this proposal is not approved, the Business Combination will not occur. This proposal is conditioned upon shareholder approval of the Amendment Proposal and upon AAPC receiving redemption requests of not more than 3,635,735 AAPC shares (or such higher number of AAPC shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations) as set forth in the section of this proxy statement entitled “Special Meeting of AAPC Shareholders—Redemption Rights” beginning on page 52 of this proxy statement.

The Business Combination Proposal will be approved if at least a majority of the votes of AAPC shares present at the Special Meeting, either in person or by proxy, which are voted vote “FOR” the proposal.

Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, assuming a quorum is present at the Special Meeting, and provided further that the AAPC shareholder is considered present at the Special Meeting, either in person or by proxy, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of the Business Combination Proposal.

Our founders have agreed to vote their founder shares and any other shares held by them in favor of the Business Combination Proposal.

Recommendation of the AAPC Board of Directors

After careful consideration, the AAPC board of directors has unanimously approved the Business Combination Proposal.

The AAPC Board unanimously recommends that the AAPC shareholders vote “FOR” the Business
Combination Proposal.

Potential Purchases of AAPC Shares

In connection with the shareholder vote to approve the Business Combination Proposal, our directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from ordinary shareholders who would have otherwise elected to have their ordinary shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account.

None of our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such AAPC shareholder, although still the record holder of our ordinary shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their ordinary shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.

The purpose of such purchases would be to increase the likelihood of obtaining ordinary shareholder approval of the Business Combination.

Total AAPC Shares to be Issued in the Business Combination

Subject to Step Two becoming effective, AAPC will (i) issue to TLA shareholders 10 newly issued ordinary shares of AAPC for every 107 TLA shares held under the Exchange Ratio and/or (ii) if a valid election has been made and accepted under the Partial Cash Alternative, pay TLA shareholders 61.5 pence in cash for every TLA share held, subject to a maximum aggregate amount of $60 million being payable under the Partial Cash Alternative.

The total number of AAPC shares to be issued in the Business Combination will vary based on how many TLA shareholders elect to receive cash under the Partial Cash Alternative and how many AAPC shareholders request to have their shares redeemed. Assuming TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative and that there are no redemptions of AAPC shares in connection with the Business Combination, we would expect to issue 7,234,981 AAPC shares in connection with the Business Combination, and upon completion of the Business Combination, TLA shareholders would own approximately 41.1% of AAPC’s shares based on AAPC’s shares outstanding as of July 19, 2016. Alternatively, assuming TLA shareholders elect to receive the maximum aggregate amount available under the Partial Cash Alternative and that AAPC receives redemption requests with respect to 3,635,735 of its public shares, we would expect to issue 7,234,981 AAPC shares in connection with the Business Combination, and upon completion of the Business Combination, TLA shareholders would own approximately 51.7% of AAPC’s shares based on AAPC’s shares outstanding as of July 19, 2016.

You should read “Summary—AAPC Shares to be Issued in the Business Combination” and “Unaudited Pro Forma Condensed Combined Financial Statements” for further information.

Registration Exemption; Listing of New AAPC Shares

The ordinary shares to be issued to TLA shareholders in the Business Combination will not be registered under the Securities Act and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act. If AAPC exercises its right to implement the Business Combination by way of a takeover offer, such takeover offer will be made in compliance with applicable U.S. laws and regulations. It is a condition to the Business Combination that the newly issued AAPC shares be listed for trading on NASDAQ.

Name; Headquarters

Pursuant to the Business Combination and upon its becoming effective, Clause 1 of the Memorandum and Articles of Association will be amended promptly to change the name of Atlantic Alliance Partnership Corp. to TLA Worldwide Corp. The name of AAPC after the Business Combination will be TLA Worldwide Corp. and its headquarters will be located at 25th floor, 1500 Broadway, New York, NY 10036, where TLA currently has its headquarters.

Board of Directors of AAPC Following the Business Combination

Upon the Business Combination becoming effective, the board of directors of the post-deal company will consist of six members, which will be comprised of two executive directors and four non-executive directors. Pursuant to the Business Combination, the two executive directors of the post-deal company’s board of directors will be Bart Campbell and Michael Principe, and the four non-executive directors will be Mark Klein, Iain Abrahams and two newly appointed directors to be identified after the date of this proxy statement. We anticipate that all other AAPC directors will resign from their positions as AAPC directors upon the Business Combination becoming effective.

Redemption Rights

Pursuant to our Memorandum and Articles of Association, any holders of our shares (other than the Sponsor and our founders) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If a shareholder requests that its shares be redeemed and the Business Combination is consummated, then such shareholder’s ordinary shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, less taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of $80,792,886 (including $63,937 of interest income) on March 31, 2016, the estimated per share redemption price would have been approximately $10.50.

It is a closing condition under the Scheme that no more than 3,635,735 public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations) (or approximately 35% of AAPC’s ordinary shares) are redeemed.

Each redemption of ordinary shares will decrease the amount in our Trust Account. In no event, however, will we redeem ordinary shares in an amount that would cause our net tangible assets to be less than $5,000,001 as required under the Memorandum and Articles of Association.

Prior to exercising redemption rights, ordinary shareholders should verify the market price of our ordinary shares as they may receive a greater amount of proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your ordinary shares.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those ordinary shares. You will be entitled to receive cash for these ordinary shares only if you properly demand redemption.

You should read “Special Meeting of AAPC Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Business Combination Financing and Expense Reimbursement

Financing

The following is a summary of selected provisions of the Credit Agreement. While we believe this description summarizes the material terms of the Credit Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Credit Agreement which was attached as exhibit 10.1 to the Current Report on Form 8-K of AAPC filed with the U.S. Securities and Exchange Commission on May 3, 2016, which is incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information” beginning on page 130 of this proxy statement. We urge you to read the Credit Agreement carefully and in its entirety.

In order to ensure that we can complete the Business Combination, on May 2, 2016, the Company, as borrower, the lenders from time to time party thereto and SunTrust Bank (“SunTrust”), as administrative agent, entered into a Credit Agreement (the “Credit Agreement”), which provides for senior secured credit facilities comprised of delayed draw term loans in an aggregate principal amount equal to $24,500,000. Borrowings under the Credit Agreement will be used to pay cash amounts due to TLA shareholders in connection with the Business Combination and to pay the Company’s fees and expenses incurred in connection therewith, and no amounts will be drawn by the Company under the Credit Agreement until completion of the Business Combination.

Borrowings under the Credit Agreement bear interest at a rate per annum equal to, at AAPC’s option, (i) the LIBOR rate plus a margin or (ii) a base rate plus a margin. The Credit Agreement contains customary representations and warranties, events of default and covenants for a transaction of this type, including, among other things, covenants that restrict the ability of AAPC and its subsidiaries to incur certain additional indebtedness, create or permit certain liens on assets, engage in certain mergers or consolidations, engage in asset dispositions, declare or pay dividends and make equity redemptions, enter into certain restrictive agreements, make investments, loans, advances or guarantees, enter into transactions with affiliates, enter into hedging transactions, enter into sale-leaseback transactions or make voluntary payments of subordinated indebtedness.

Borrowings under the Credit Agreement are conditioned on, among other things, the completion of the Business Combination, the accuracy of certain specified representations and warranties and the absence of certain specified defaults. The Credit Agreement matures on the earlier of November 28, 2016 and the date that is 60 days following the funding of the term loans.

We currently anticipate that we will borrow $24.5 million in aggregate principal amount under the Credit Agreement. In addition, AAPC has considered, and continues to consider, options for raising additional capital, including by way of a public or private offering of AAPC shares or other equity securities, if AAPC’s board of directors and management determine that such a capital raise is in the best interests of AAPC. The proceeds of any capital raise potentially could be used in connection with the Business Combination or for general corporate purposes.

Interests of the Directors and Officers

When you consider the recommendation of our board of directors in favor of approval of the Business Combination, you should keep in mind that our board of directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the beneficial ownership by our Sponsor and certain of our directors of 2,700,313 AAPC shares following the Business Combination, subject to a lock-up, which shares would have a value of approximately $27.3 million based on the closing price of the AAPC shares on July 19, 2016;

●	the continuation of certain of our directors as directors (but not officers) of AAPC; and

●	the continued indemnification of current directors and officers of AAPC and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Further, all of the shares of AAPC shares currently beneficially owned by our Sponsor and certain of our directors are not subject to redemption; as a result, our directors have a financial incentive to see the Business Combination consummated rather than lose any value that is attributable to those shares.

Appraisal Rights

Appraisal rights are not available to holders of AAPC shares in connection with the Business Combination.

Material U.S. Federal Income Tax Considerations

The following is a summary of the material U.S. federal income tax considerations for beneficial owners of AAPC shares that elect to have their AAPC shares redeemed for cash if the Business Combination is completed. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (“IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. holders (as defined below) whose functional currency is not the U.S. Dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding AAPC shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	persons holding their interest in AAPC through a partnership or similar pass-through entity;

●	tax-exempt organizations;

●	shareholders who receive AAPC shares through the exercise of employee stock options or otherwise as compensation;

●	persons that actually or constructively own 5 percent or more of AAPC shares;

●	non-U.S. holders (as defined below, and except as otherwise discussed below); and

●	the Sponsor and its affiliates.

This summary assumes that shareholders hold AAPC shares as capital assets, which generally means as property held for investment.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF AAPC SHARES DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. WE URGE BENEFICIAL OWNERS OF AAPC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

As used herein, the term “U.S. holder” means any beneficial owner of AAPC shares that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U. S. persons have the authority to control the trust or (B) it has a valid election in place to be treated as a U.S. person. As used herein, the term “non-U.S. holder” means any beneficial owner (other than a partnership or similar pass-through entity) of AAPC shares that is not a U.S. holder.

U.S. Federal Income Tax Considerations to U.S. Holders

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “The Business Combination and Issuance of Ordinary Shares (Proposal 1)—Material U.S. Federal Income Tax Consequences—Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” (or “PFIC”) for these purposes (which we may be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

This subsection is addressed to U.S. holders of AAPC shares that elect to have their AAPC shares redeemed for cash as described in the section entitled “Special Meeting of AAPC Shareholders—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a U.S. holder that so redeems its AAPC shares.

Except as discussed in the following paragraph, a Redeeming U.S. Holder generally will recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the AAPC shares therefor if the redemption completely terminates the Redeeming U.S. Holder’s interest in AAPC. This gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. The deductibility of capital losses is subject to limitations. Shareholders who hold different blocks of AAPC shares (generally, shares of AAPC purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not only shares actually owned, but also, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain corporations and partnerships.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes that carry voting rights) of AAPC is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding ordinary shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of AAPC entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Shareholder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of AAPC. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above applies, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the AAPC shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the AAPC shares.

U.S. holders of AAPC shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from the redemption of AAPC shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company

If we are or become a PFIC, you could be subject to additional United States federal income taxes on gain recognized with respect to the shares and on certain distributions, plus an interest charge on certain taxes treated as having been deferred under the PFIC rules. Non-corporate U.S. Holders will not be eligible for reduced rates of taxation on any dividends received from us if we are a PFIC in the taxable year in which such dividends are paid or in the preceding taxable year.

In general, we will be a PFIC for any taxable year in which:

●	at least 75% of our gross income is passive income, or

●	at least 50% of the value (determined on a quarterly basis) of our assets is attributable to assets that produce or are held for the production of passive income.

For this purpose, passive income generally includes dividends, interest, royalties and rents (other than royalties and rents derived in the active conduct of a trade or business and not derived from a related person). If we own at least 25% (by value) of the stock of another corporation, we will be treated, for purposes of the PFIC tests, as owning our proportionate share of the other corporation’s assets and receiving our proportionate share of the other corporation’s income.

The determination of whether we are a PFIC is made annually. Accordingly, it is possible that we are currently or may become a PFIC in the current or any future taxable year due to changes in our asset or income composition. If we are a PFIC for any taxable year during which you hold our shares, you will be subject to special tax rules discussed below.

If we are a PFIC for any taxable year during which you hold our shares, you will be subject to special tax rules with respect to any “excess distribution” received and any gain realized from a sale or other disposition, including a pledge, of shares. Distributions received in a taxable year that are greater than 125% of the average annual distributions received during the shorter of the three preceding taxable years or your holding period for the common shares will be treated as excess distributions. Under these special tax rules:

●	the excess distribution or gain will be allocated ratably over your holding period for the shares;

●	the amount allocated to the current taxable year, and any taxable year prior to the first taxable year in which we were a PFIC, will be treated as ordinary income; and

●	the amount allocated to each other year will be subject to tax at the highest tax rate in effect for that year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

In addition, non-corporate U.S. Holders will not be eligible for reduced rates of taxation on any dividends received from us if we are a PFIC in the taxable year in which such dividends are paid or in the preceding taxable year. You will generally be required to file Internal Revenue Service Form 8621 if you hold our shares in any year in which we are classified as a PFIC.

If we are a PFIC for any taxable year during which you hold our shares and any of our non-United States subsidiaries is also a PFIC, a U.S. Holder would be treated as owning a proportionate amount (by value) of the shares of the lower-tier PFIC for purposes of the application of these rules. You are urged to consult your tax advisors about the application of the PFIC rules to any of our subsidiaries.

In certain circumstances, in lieu of being subject to the excess distribution rules discussed above, you may make an election to include gain on the stock of a PFIC as ordinary income under a mark-to-market method, provided that such stock is regularly traded on a qualified exchange.

If you make an effective mark-to-market election, you will include in each year that we are a PFIC as ordinary income the excess of the fair market value of your shares at the end of the year over your adjusted tax basis in the shares. You will be entitled to deduct as an ordinary loss in each such year the excess of your adjusted tax basis in the shares over their fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. If you make an effective mark-to-market election, in each year that we are a PFIC any gain you recognize upon the sale or other disposition of your shares will be treated as ordinary income and any loss will be treated as ordinary loss, but only to the extent of the net amount previously included in income as a result of the mark-to-market election.

Your adjusted tax basis in the shares will be increased by the amount of any income inclusion and decreased by the amount of any deductions under the mark-to-market rules. If you make a mark-to-market election it will be effective for the taxable year for which the election is made and all subsequent taxable years unless the shares are no longer regularly traded on a qualified exchange or the Internal Revenue Service consents to the revocation of the election. You are urged to consult your tax advisor about the availability of the mark-to-market election, and whether making the election would be advisable in your particular circumstances.

Alternatively, you may be able to avoid the rules described above by electing to treat a PFIC as a “qualified electing fund” under Section 1295 of the Code. A “qualified electing fund” election requires you to include currently in income each year your pro rata share of a PFIC’s earnings and net capital gains, regardless of whether those earnings and gains are actually distributed. Thus, you could have a tax liability with respect to such earnings or gains without a corresponding receipt of cash. Your basis in the shares of a qualified electing fund will be increased to reflect the amount of the taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the shares and will not be taxed again as a distribution to you. You must make a qualified electing fund election if you wish to have this treatment. To make a qualified electing fund election, you will need to have an annual information statement from the PFIC setting forth the earnings and capital gains for the year. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a qualified electing fund election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided. In general, you must make a qualified electing fund election on or before the due date for filing your income tax return for the first year to which the qualified electing fund election will apply. Under applicable Treasury regulations, you will be permitted to make retroactive elections in particular circumstances, including if you had a reasonable belief that we were not a PFIC and filed a protective election. We urge you to consult your own tax advisors as to the consequences of making a protective qualified electing fund election or other consequences of the qualified electing fund election.

The application of the PFIC rules is extremely complex. AAPC shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their ordinary shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This subsection is addressed to non-U.S. holders of AAPC shares that elect to have their AAPC shares redeemed for cash as described in the section entitled “Special Meeting of AAPC Shareholders—Redemption Rights” beginning on page 52 of this proxy statement. For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a non-U.S. holder that so redeems its AAPC shares.

Except as discussed in the following paragraph, a Redeeming Non-U.S. Holder who elects to have its AAPC shares redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “—U.S. Federal Income Tax Considerations to U.S. Holders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless (i) such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met, in which case such Redeeming Non-U.S. Holder will be subject to a 30% tax on his or her net capital gain for the year; or (ii) such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such Redeeming Non-U.S. Holder in the United States), in which case such Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a Redeeming Non-U.S. Holder that is a corporation may be subject to a branch profits tax at a rate of 30% or lower rate as may be specified by an applicable income tax treaty. In addition, with respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Holders.” In addition, dividends received by a Redeeming Non-U.S. Holder that is a corporation may be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of AAPC shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their AAPC shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Additionally, the United States has entered into intergovernmental agreements (“IGAs”) regarding the implementation of FATCA with a number of foreign governments, which govern the application of FATCA to entities organized or located in the jurisdiction of such foreign governments. While the existence of such agreements will not necessarily eliminate the risk of withholding described above, these agreements may reduce the risk of the withholding for investors (or intermediaries) in those countries in the types of entities subject to FACTA and the reporting obligations with respect thereto. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. holders of AAPC shares should consult their own tax advisors regarding FATCA and any applicable IGA and whether they may be relevant to the redemption of their AAPC shares.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against such the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

Material British Virgin Islands Tax Consequences

The Government of the British Virgin Islands does not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the company or its securityholders who are not tax resident in the British Virgin Islands.

The Company and all distributions, interest and other amounts paid by the Company to persons who are not tax resident in the British Virgin Islands will not be subject to any income, withholding or capital gains taxes in the British Virgin Islands, with respect to the shares in the company owned by them and dividends received on such shares, nor will they be subject to any estate or inheritance taxes in the British Virgin Islands.

No estate, inheritance, succession or gift tax, rate, duty, levy or other charge is payable by persons who are not tax resident in the British Virgin Islands with respect to any shares, debt obligations or other securities of the company.

Except to the extent that we have any interest in real property in the British Virgin Islands, all instruments relating to transactions in respect of the shares, debt obligations or other securities of the company and all instruments relating to other transactions relating to the business of the Company are exempt from the payment of stamp duty in the British Virgin Islands.

There are currently no withholding taxes or exchange control regulations in the British Virgin Islands applicable to the Company or its shareholders.

Regulatory Matters

In connection with the Business Combination, AAPC intends to make all required filings under the Securities Act and the Exchange Act, as well as any required filings or applications with NASDAQ. AAPC and TLA are unaware of any other requirement for the filing of information with, or the obtaining of the approval of, governmental authorities in any jurisdiction that is applicable to the Business Combination or the Scheme.

The Business Combination is not reportable under the Hart-Scott Rodino Act, therefore no filings with respect to the Business Combination were required with the Federal Trade Commission or the Department of Justice.

THE AMENDMENT TO AAPC’S MEMORANDUM AND ARTICLES OF ASSOCIATION (PROPOSAL 2)

Assuming the Business Combination Proposal is approved, AAPC shareholders are asked to vote upon and approve the adoption of the New AAPC Memorandum and Articles of Association, which amends Regulation 23.5(b) of the Memorandum and Articles of Association to provide that a redemption offer is subject to limitations set forth in certain definitive transaction agreements. The amendment set forth in this Proposal 2 is required pursuant to the terms of the Scheme and the Business Combination as a whole.

We are required by Clause 11 of the Memorandum and Articles of Association to obtain the approval of holders of at least 65% of the votes present and voted at the Special Meeting, provided a quorum is present, to amend Regulation 23. The following table sets forth a summary of the material differences between our current Memorandum and Articles of Association and the proposed New AAPC Memorandum and Articles of Association to be adopted pursuant to this Proposal 2.

Proposed Change to AAPC’s Memorandum and Articles of Association Pursuant to Proposal 2

This proposal is to adopt the New AAPC Memorandum and Articles of Association, which amends Regulation 23.5(b) of our existing Memorandum and Articles of Association to provide that a redemption offer is subject to limitations set forth in certain definitive transaction agreements.

	Current Memorandum and Articles of Association	Proposed Memorandum and Articles of Association
Redemption Offer	Regulation 23.5(b) of our current Memorandum and Articles of Association provides that: “In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price; provided, that any such redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem more than twenty percent (20%) of the total Public Shares sold in the IPO.”	Regulation 23.5(b) of our proposed Memorandum and Articles of Association provides that: “In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination; provided, that any such redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem more than twenty percent (20%) of the total Public Shares sold in the IPO.”

Vote Required for Approval

Approval of this proposal is a condition to completion of the Business Combination. If this proposal is not approved, the Business Combination will not occur. This proposal is conditioned upon shareholder approval of the Business Combination Proposal and upon AAPC receiving redemption requests of not more than 3,635,735 public shares (or such higher number of public shares that the AAPC board of directors may determine having regard to elections for the Partial Cash Alternative or other financial considerations).

Approval of the Amendment Proposal requires the affirmative vote of at least 65% of the votes of the AAPC shares present and voted at the Special Meeting, either in person or by proxy, provided that a quorum is present. Approval of the Amendment Proposal by such majority will also be deemed approval of such proposal on a class basis, to the extent class approval is required.

Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, assuming a quorum is present at the Special Meeting, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of any vote on the proposal to approve the Amendment Proposal.

Our founders have agreed to vote their founder shares and any other shares held by them in favor of the Amendment Proposal.

Recommendation of the AAPC Board of Directors

After careful consideration, the AAPC board of directors has unanimously approved the Amendment Proposal.

The AAPC Board unanimously recommends that the AAPC shareholders vote “FOR” the Amendment Proposal.

THE ADJOURNMENT PROPOSAL (PROPOSAL 3)

The Adjournment Proposal will only be presented to our shareholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting of AAPC shareholders to approve one or more of the proposals presented at the Special Meeting. Pursuant to Regulation 8.15 of the Memorandum and Articles of Association, the Chairman of the Special Meeting may adjourn the Special Meeting without submitting the Adjournment Proposal to a vote of AAPC shareholders, and the Chairman may in any event act without recourse to the shareholders should he/she wish, but the shareholders are nevertheless being afforded the opportunity to approve any such adjournment, provided that the outcome of such vote does not in any way limit the Chairman’s powers in this regard.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least 65% of the AAPC shares present and voted at the Special Meeting,.

Abstentions, failures to vote and broker non-votes will not be considered as votes properly cast at the Special Meeting. Accordingly, pursuant to the Memorandum and Articles of Association, an AAPC shareholder’s abstention from voting, failure to vote, or a broker non-vote will have no effect on the outcome of any vote on the proposal to approve the Adjournment Proposal.

Our founders have agreed to vote their founder shares and any other shares held by them in favor of the Adjournment Proposal.

Recommendation of the AAPC Board of Directors

After careful consideration, the AAPC board of directors has unanimously approved the Adjournment Proposal.

The AAPC Board unanimously recommends that the AAPC shareholders vote “FOR” the Adjournment Proposal.

ACCOUNTING TREATMENT

We prepare the AAPC financial statements in accordance with U.S. GAAP. The historical consolidated financial statements of TLA have been prepared in accordance with IFRS. Within the condensed combined pro forma financial statements, presented elsewhere in this proxy statement, we have reconciled IFRS to US GAAP for TLA. Following the completion of the Business Combination, the financial statements of the combined company will be presented in U.S. GAAP. The Business Combination will be accounted for as a business combination using the acquisition method of accounting and it is expected that AAPC will be treated as the acquirer. The Business Combination will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial statements presented elsewhere in this proxy statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the completion of the Business Combination, will be revised as information becomes available upon completion of the Business Combination and finalization of the valuation of TLA’s assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of TLA as of the closing date of the Business Combination.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

The unaudited pro forma condensed combined financial statements combine the historical financial statements of AAPC and the historical consolidated financial statements of TLA to illustrate the effect of the acquisition of TLA. The unaudited pro forma condensed combined financial statements were based on and should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma condensed combined financial statements;

●	AAPC’s unaudited financial statements as of and for the three months ended March 31, 2016 and the notes relating thereto, included elsewhere in this proxy statement;

●	AAPC’s audited financial statements as of and for the period January 14, 2015 (Inception) through December 31, 2015 and the notes relating thereto, included elsewhere in this proxy statement;

●	TLA’s audited consolidated financial statements as of and for the year ended December 31, 2015 and the notes relating thereto, included elsewhere in this proxy statement;

●	“Other Information Related to AAPC - AAPC Management’s Discussion and Analysis of Financial Condition and Results of Operations”, included elsewhere in this proxy statement;

●	“TLA Management’s Discussion and Analysis of Financial Condition and Results of Operations”, included elsewhere in this proxy statement; and

●	Other financial information included elsewhere in this proxy statement.

AAPC is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

The following unaudited pro forma condensed combined balance sheet combines the historical unaudited condensed balance sheet of AAPC as of March 31, 2016 with the historical unaudited condensed consolidated balance sheet of TLA as of December 31, 2015, giving effect to the transactions as if they had been consummated as of March 31, 2016.

The following unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 combines the historical unaudited condensed statement of operations of AAPC for the three months ended March 31, 2016 with the historical unaudited condensed consolidated results of operations of TLA for the three months ended December 31, 2015, giving effect to the transactions as if they had occurred on January 1, 2016. The historical unaudited condensed consolidated results of operations of TLA for the three months ended December 31, 2015 were derived from the historical accounting records of TLA for the three months ended December 31, 2015. The results thereto are overlapping and included in both periods presented in these unaudited pro forma condensed combined financial statements. These results of operations are being used for the interim period presented in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016.

The following unaudited pro forma condensed combined statement of operations for the period January 14, 2015 through December 31, 2015 combines the historical audited statement of operations of AAPC for the period January 14, 2015 (Inception) through December 31, 2015 with the historical audited consolidated statement of comprehensive income of TLA for the year ended December 31, 2015, giving effect to the transactions as if they had occurred on January 14, 2015. The results of operations of TLA for the period January 1, 2015 through January 13, 2015 were not separately removed as they were immaterial to the statement of comprehensive income.

The unaudited pro forma condensed combined balance sheet as of March 31, 2016, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 and the unaudited pro forma condensed combined statement of operations for the period January 14, 2015 (inception) through December 31, 2015 have been presented using two different levels of approval of the transaction by the AAPC public shareholders and partial cash alternative (“PCA”) as to the current TLA stockholders, as follows:

Assuming No Redemption: This presentation assumes that no AAPC public shareholders seek redemption of their AAPC public shares into pro rata shares of the trust account and the PCA is funded at $60 million;

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Unaudited Pro Forma Condensed Combined Financial Statements

Assuming Maximum Redemption: This presentation assumes that holders of no more than 3,635,735 public shares of AAPC exercise their right to have their shares redeemed into their pro rata share of the trust account. At this level of redemption, AAPC would have $60 million available from the trust account after giving effect to payments that AAPC would be required to make to its redeeming shareholders, which meets minimum cash requirements in order to fund the PCA for $60 million and to consummate the business combination.

The historical financial information has been adjusted to give effect to the expected events that are related and/or directly attributable to the transactions, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the financial position and results of operations of the combined company upon consummation of the transactions.

The historical financial statements of AAPC have been prepared in accordance with U.S. GAAP.

TLA’s historical consolidated financial statements were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”), which differ in certain respects from U.S. GAAP. For the purposes of these unaudited pro forma condensed combined financial statements, adjustments were made to TLA’s consolidated financial statements to convert those from IFRS to U.S. GAAP. These adjustments reflect management’s best estimates based upon the information available to date and are preliminary and subject to change once more detailed information is obtained.

The acquisition of TLA has not been consummated as of the date of the preparation of these unaudited pro forma condensed combined financial statements and there can be no assurances that the acquisition will be consummated. See “Risk Factors” for additional discussion of risk factors associated with the unaudited pro forma condensed combined financial statements.

Acquisition of TLA

On May 3, 2016, Atlantic Alliance Partnership Corp. (the “Company”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers stating that the board of directors of the Company and TLA Worldwide plc, a public limited company registered in England and Wales (“TLA”), have reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA (the “Business Combination”). In connection with the Business Combination, the Company intends to acquire all outstanding shares of TLA in a cash and stock transaction, in part, by means of a court-sanctioned scheme of arrangement between TLA and TLA shareholders (the “Scheme”) under the UK Companies Act of 2006, as amended (the “Companies Act”). Please see page 54 of this proxy statement for a summary of the structure of the Business Combination.

TLA shareholders will ultimately be entitled under the Scheme to receive 10 new ordinary shares of the Company, without par value, for each 107 TLA shares held (the “Exchange Ratio”). The Exchange Ratio implies an offer value per TLA share of 66 pence based on the closing price of the Company’s shares on April 29, 2016 of $10.31 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. London time on April 29, 2016. A partial cash alternative up to a maximum aggregate amount of $60 million will be made available to TLA shareholders pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA share (subject to scale-back in accordance with the terms of the partial cash alternative) instead of some or all of the new Company ordinary shares to which they would otherwise be entitled to receive.

The Business Combination will be conditioned upon, among other things, (i) approval of the Business Combination and the issuance of the Company’s ordinary shares to the shareholders of TLA in connection with the Business Combination by holders of at least a majority of the votes of the Company’s ordinary shares entitled to vote thereon which are voted, either in person or by proxy, at the Company’s special meeting, (ii) approval the Company’s proposed Amended & Restated Articles of Association (the “Amendment”) by holders of at least 65% of the votes of the Company’s ordinary shares entitled to vote thereon which are voted, either in person or by proxy, at the Company’s special meeting, (iii) the Company receiving redemption requests in respect of not more than 3,635,735 ordinary shares of the Company in connection with the Amendment and the Business Combination, (iv) approval of the Scheme by a majority in number representing at least 75% of the issued share capital of TLA present and voting, either in person or by proxy, at a shareholder meeting convened by order of the High Court, (v) approval of special resolutions related to the Business Combination by a majority in number representing at least 75% of the issued share capital of TLA present and voting, either in person or by proxy, at a further general meeting of shareholders, (vi) the sanction of the Scheme by the High Court, and (vii) the absence of an adverse change or deterioration in the business, assets, financial or trading positions or profits or prospects of TLA or any of its affiliates, in each case as described in the Rule 2.7 Announcement. The conditions to the Business Combination are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Business Combination will be completed in the third or fourth quarter of 2016.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Unaudited Pro Forma Condensed Combined Financial Statements

The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”), to elect to implement the Business Combination by way of a takeover offer (as such term is defined in the Companies Act).

On July 1, 2016, TLA finalized its acquisition of the outstanding 45% of the share capital of Elite Sports Properties Merchandise Pty Ltd (“ESPM”) for cash consideration of $1,160,000 and the issuance of an equivalent of 43,727 AAPC shares, on an as-converted basis.

Credit Agreement

On May 2, 2016, the Company, as borrower, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, entered into a Credit Agreement (the “Credit Agreement”), which provides for senior secured credit facilities comprised of delayed draw term loans in an aggregate principal amount equal to $24,500,000. Borrowings under the Credit Agreement will be used to pay cash amounts due to TLA shareholders in connection with the Business Combination and to pay the Company’s fees and expenses incurred in connection therewith, and no amounts will be drawn by the Company under the Credit Agreement until completion of the proposed Business Combination. The funding made available under the Credit Agreement will be used primarily to fund any cash shortfall resulting from the redemption of shares by AAPC shareholders.

Accounting for the Acquisition of TLA

The acquisition of TLA will be accounted for as a business combination in accordance with U.S. GAAP. Under this method of accounting, TLA will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the fact that the former owners and management of AAPC will have control of the board of directors and control of the shareholder votes after the acquisition. The net assets of TLA will be stated at fair value.

Basis of Pro Forma Presentation

The pro forma financial statements were derived from historical financial statements of AAPC and the historical consolidated financial statements of TLA.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements reflect the impact of:

●	The acquisition of TLA by AAPC, resulting in AAPC issuing 14,207,946 ordinary shares in exchange for 100% of the outstanding ordinary shares of TLA. The acquisition is presented first assuming that there is no redemption by AAPC’s public holders of ordinary shares and secondly, assuming the maximum redemption by such holders. In both scenarios, it is assumed that an equivalent of 6,312,736 AAPC ordinary shares will be repurchased under the PCA for $60,000,000.

●	Other adjustments described in the notes to this section.

The following matters have not been reflected in the unaudited pro forma condensed combined financial statements as they do not meet the aforementioned criteria:

●	Cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the acquisition. The timing and effect of actions associated with integration are currently uncertain.

●	The potential use by the combined entity of the AAPC pre-acquisition cash.

●	The payment of the dividend of 0.8 pence per share to be paid to TLA shareholders, which was declared on April 12, 2016. The dividend was declared in the normal course of business and was not directly attributable to the acquisition.

78

ATLANTIC ALLIANCE PARTNERSHIP CORP.
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2016

	Atlantic Alliance Partnership	TLA Wolrdwide	Pro Forma Adjustments				Pro Forma As Adjusted (assuming no	Pro Forma Adjustments with Maximum Conversion				Pro Forma As Adjusted (assuming maximum
	Corp.	plc	Debit	Note	Credit	Note	redemption)	Debit	Note	Credit	Note	redemption)
	Note 1	Note 2
ASSETS
Current assets:
Cash and cash equivalents	$291,000	$6,312,000	$80,793,000	3	$8,998,000	5	$17,238,000	$24,500,000	9	$38,175,000	10	$3,563,000
			-		60,000,000	6		-		-
			-		1,160,000	8		-		-
Trade and other receivables	-	19,030,000	-		-		19,030,000	-		-		19,030,000
Inventory	-	117,000	-		-		117,000	-		-		117,000
Prepaid expenses and other current assets	153,000	1,972,000	-		-		2,125,000	-		-		2,125,000
Total current assets	444,000	27,431,000	80,793,000		70,158,000		38,510,000	24,500,000		38,175,000		24,835,000

Property and equipment, net	-	375,000	-		-		375,000	-		-		375,000
Restricted cash and cash equivalents held in trust account	80,793,000	-	-		80,793,000	3	-	-		-		-
Goodwill	-	42,156,000	67,577,000	7	-		109,733,000	-		-		109,733,000
Intangible assets		9,022,000	68,028,000	7	-		77,050,000	-		-		77,050,000
Deferred tax assets	-	4,450,000	-		4,450,000	7	-	-		-		-
Total assets	$81,237,000	$83,434,000	$216,398,000		$155,401,000		$225,668,000	$24,500,000		$38,175,000		$211,993,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$284,000	$13,882,000	$284,000	5	$-		$12,937,000	$-		$-		$12,937,000
			945,000	8	-			-		-
Borrowings, current	-	2,500,000	-		-		2,500,000	-		-		2,500,000
Credit agreement	-	-	-		-		-	-		24,500,000	9	24,500,000
Deferred consideration, current	-	1,600,000	-		-		1,600,000	-		-		1,600,000
Deferred underwriting fees	2,691,000	-	2,691,000	5	-		-	-		-		-
Total current liabilities	2,975,000	17,982,000	3,920,000		-		17,037,000	-		24,500,000		41,537,000

Borrowings	-	20,251,000	-		-		20,251,000	-		-		20,251,000
Deferred consideration	-	9,105,000	-		-		9,105,000	-		-		9,105,000
Deferred tax liability	-	-	-		27,305,000	7	27,305,000	-		-		27,305,000
Derivative liability	-	14,000	-		-		14,000	-		-		14,000
Total long-term liabilities	-	29,370,000	-		27,305,000		56,675,000	-		-		56,675,000

Total liabilities	2,975,000	47,352,000	3,920,000		27,305,000		73,712,000	-		24,500,000		98,212,000

Ordinary shares, subject to possible redemption	73,262,000	-	73,262,000	4	-		-	-		-		-

Shareholders' equity:
Share capital	-	4,461,000	4,461,000	7	-		-	-		-		-
Additional paid-in capital	5,515,000	36,225,000	60,000,000	6	73,262,000	4	158,494,000	38,175,000	10	-		120,319,000
			36,225,000	7	139,932,000	7		-		-
			215,000	8	-			-		-
Accumulated other comprehensive loss	-	(1,802,000)	-		1,802,000	7	-	-		-		-
Accumulated deficit	(515,000)	(2,936,000)	6,023,000	5	2,936,000	7	(6,538,000)	-		-		(6,538,000)
Non-controlling interest	-	134,000	134,000	7	-		-	-		-		-
Total shareholders' equity	5,000,000	36,082,000	107,058,000		217,932,000		151,956,000	38,175,000		-		113,781,000

Total liabilities and shareholders equity	$81,237,000	$83,434,000	$184,240,000		$245,237,000		$225,668,000	$38,175,000		$24,500,000		$211,993,000

See footnotes to unaudited pro forma condensed combined financial statements

79

ATLANTIC ALLIANCE PARTNERSHIP CORPORATION
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended March 31, 2016

	Atlantic Alliance Partnership	TLA Worldwide	Pro Forma Adjustments		Pro forma As Adjusted (assuming no	Pro Forma Adjustments (assuming maximum redemption)		Pro forma As Adjusted (assuming maximum
	Corp.	plc	Adjustment	Note	redemption)	Adjustment	Note	redemption)
	Note A	Note B

Revenues	$-	$10,850,000	$-		$10,850,000	$-		$10,850,000
Cost of sales	-	3,351,000	-		3,351,000	-		3,351,000
Gross profit	-	7,499,000	-		7,499,000	-		7,499,000

Operating expenses:
Depreciation and amortization	-	1,459,000	1,481,000	C	2,940,000	-		2,940,000
General and administrative	317,000	6,978,000	-		7,295,000	-		7,295,000

Total operating expenses	317,000	8,437,000	1,481,000		10,235,000	-		10,235,000

Loss from operations	(317,000)	(938,000)	(1,481,000)		(2,736,000)	-		(2,736,000)

Other income (expense):
Interest income (expense)	28,000	(399,000)	(28,000)	D	(399,000)	(245,000)	H	(644,000)

Loss before income taxes	(289,000)	(1,337,000)	(1,509,000)		(3,135,000)	(245,000)		(3,380,000)

Income tax (benefit) expense	-	(1,185,000)	(513,000)	E	(1,698,000)	(83,000)	I	(1,781,000)

Net loss	$(289,000)	$(152,000)	$(996,000)		$(1,437,000)	$(162,000)		$(1,599,000)

Net income attributable to non-controlling interests	-	(283,000)	283,000	F	-	-		-

Net loss attributable to common shareholders	$(289,000)	$(435,000)	$(713,000)		$(1,437,000)	$(162,000)		$(1,599,000)

Weighted average shares outstanding
Basic	3,386,904	145,192,248	(130,087,084)	G	18,492,068	(3,635,735)	J	14,856,333
Diluted	3,386,904	145,192,248	(130,087,084)	G	18,492,068	(3,635,735)	J	14,856,333
Loss per share
Basic	$(0.09)	$-			$(0.08)			$(0.11)
Diluted	$(0.09)	$-			$(0.08)			$(0.11)

See footnotes to unaudited pro forma condensed combined financial statements

80

ATLANTIC ALLIANCE PARTNERSHIP CORPORATION
Unaudited Pro Forma Condensed Combined Statement of Operations
For The Period January 14, 2015 (inception) Through December 31, 2015

	Atlantic Alliance Partnership	TLA Worldwide	Pro Forma Adjustments		Pro forma As Adjusted (assuming no	Pro Forma Adjustments (assuming maximum redemption)		Pro forma As Adjusted (assuming maximum
	Corp.	plc	Adjustment	Note	redemption)	Adjustment	Note	redemption)
	Note K	Note L

Revenues	$-	$45,640,000	$-		$45,640,000	$-		$45,640,000
Cost of sales	-	10,639,000	-		10,639,000	-		10,639,000
Gross Profit	-	35,001,000	-		35,001,000	-		35,001,000

Operating expenses:

Depreciation and amortization	-	5,837,000	5,922,000	M	11,759,000	-		11,759,000
General and administrative	272,000	24,439,000	-		24,711,000	-		24,711,000

Total operating expenses	272,000	30,276,000	5,922,000		36,470,000	-		36,470,000

(Loss) income from operations	(272,000)	4,725,000	(5,922,000)		(1,469,000)	-		(1,469,000)

Other income (expense):
Interest income (expense)	46,000	(1,594,000)	(46,000)	N	(1,594,000)	(980,000)	R	(2,574,000)

Income (loss) before income taxes	(226,000)	3,131,000	(5,968,000)		(3,063,000)	(980,000)		(4,043,000)

Income tax expense	-	2,602,000	(2,029,000)	O	573,000	(333,000)	S	240,000

Net (loss) income	$(226,000)	$529,000	$(3,939,000)		$(3,636,000)	$(647,000)		$(4,283,000)

Net income attributable to non-controlling interests	-	(409,000)	409,000	P	-	-		-

Net loss (income) attributable to common shareholders	$(226,000)	$120,000	$(3,530,000)		$(3,636,000)	$(647,000)		$(4,283,000)

Weighted average shares outstanding
Basic	2,902,196	136,366,272	(121,593,884)	Q	17,674,584	(3,635,735)	T	14,038,849
Diluted	2,902,196	136,366,272	(121,593,884)	Q	17,674,584	(3,635,735)	T	14,038,849
(Loss) earnings per share
Basic	$(0.08)	$-			$(0.21)			$(0.31)
Diluted	$(0.08)	$-			$(0.21)			$(0.31)

See footnotes to unaudited pro forma condensed combined financial statements

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

ADJUSTMENTS TO TLA’S FINANCIAL STATEMENTS

The pro forma financial statements include adjustments made to TLA’s financial statements presented in accordance with IFRS, in order to present them on a basis consistent with AAPC’s accounting presentation under U.S. GAAP. These adjustments reflect management’s best estimates based upon the information currently available to TLA, and could be subject to change once more detailed information is obtained.

Adjustments to TLA Balance Sheet

(a)	U.S. GAAP presentation utilizes only the following sub-classifications of equity: common stock (par value of outstanding shares), additional paid-in capital (amounts in excess of par for shares issued and stock-based compensation) retained earnings (net income, less dividends declared) and accumulated other comprehensive income (recording the effect of adjustments for foreign currency translation). As a result the following balance sheet items have been adjusted to conform to U.S. GAAP:

Description	As presented in TLA balance sheet (IFRS)	Adjustments to conform the presentation of equity	As used in TLA pro forma balance sheet (U.S. GAAP)
Share capital	$4,461,000	$-	$4,461,000
Share premium	46,079,000	(46,079,000)	-
Foreign currency reserve	(1,802,000)	1,802,000	-
Share based payments reserve	724,000	(724,000)	-
Other reserves	(945,000)	945,000	-
Employee share reserve	(9,633,000)	9,633,000	-
Accumulated deficit	(2,936,000)	-	(2,936,000)
Additional paid-in capital	-	36,225,000	36,225,000
Accumulated other comprehensive loss	-	(1,802,000)	(1,802,000)

(b)	In connection with the Company’s acquisition of ESP, the Company entered into a written put option that, subject to certain performance conditions, would require the Company to purchase the remaining 45% of ESPM. Under IFRS, the Company recorded a liability of $945,000 on its balance sheet as the value of the put option, with a corresponding charge to equity under “Other Reserves”. The TLA balance sheet included as part of the unaudited pro forma condensed combined balance sheet does not include any adjustment which might be required to conform this entry to U.S. GAAP. The adjustment to U.S. GAAP was not included because the put option was removed from the Company’s balance sheet as part of the pro forma adjustment to record the Company’s pro forma acquisition of the remaining 45% of ESPM (Note 8 of the pro forma unaudited condensed combined balance sheet).

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

PRO FORMA ADJUSTMENTS

The following pro forma adjustments give effect to the acquisition:

Pro Forma Condensed Combined Balance Sheet – as of March 31, 2016

Note 1	Derived from the AAPC unaudited financial statements as of March 31, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2016, included elsewhere in this proxy statement.

Note 2	Derived from the TLA audited consolidated financial statements as of December 31, 2015, included elsewhere in this proxy statement, as adjusted to conform to U.S. GAAP.

Pro forma adjustments:

Note 3	To record the conversion of “restricted cash and cash equivalents held in trust account” to “cash and cash equivalents”. Upon the completion of the business combination, the restrictions on the cash held in the trust account will be removed.

	Debit	Credit
Cash and cash equivalents	$80,793,000
Restricted cash and cash equivalents held in trust account		$80,793,000

Note 4	To record the reclassification of AAPC’s 6,970,954 shares of “ordinary shares, subject to possible redemption” to additional paid in capital. Upon completion of the business combination, the AAPC shares are no longer eligible for redemption.

	Debit	Credit
Ordinary shares, subject to possible redemption	$73,262,000
Additional paid-in capital		$73,262,000

Note 5	To record acquisition expenses, including finders’ fees, advisory, legal, accounting and other expenses, as well as the payment of AAPC’s deferred underwriting fee and the payment of AAPC’s historical accounts payable and accrued expenses.

	Debit	Credit
Accumulated deficit	$6,023,000
Accounts payable and accrued expenses	284,000
Deferred underwriting fees	2,691,000
Cash and cash equivalents		$8,998,000

Note 6	To record (i) the gross issuance of 14,164,219 AAPC ordinary shares and (ii) the repurchase of an equivalent of 6,312,376 ordinary shares held by the former shareholders of TLA under the partial cash alternative. A net of 7,851,843 AAPC ordinary shares will be issued as part of the acquisition of TLA. As the AAPC ordinary shares have no par value, no entry is made for the net issuance of these shares.

	Debit	Credit
Additional paid-in capital	$60,000,000
Cash and cash equivalents		$60,000,000

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Balance Sheet – as of March 31, 2016, continued

Pro forma adjustments, continued

Note 7	To eliminate the shareholders’ equity of TLA, the accounting acquiree and record the fair value of the TLA assets and liabilities, as follows:

Purchase price consideration:
Net shares issued to TLA shareholders (net of Partial Cash Alternative)	7,851,843
Closing share price of AAPC (at March 31, 2016)	$10.18
Value of shares issued to TLA shareholders	$79,932,000

Cash paid under Partial Cash Alternative	60,000,000
Total purchase price consideration	$139,932,000

The following table details the allocation of the purchase price to the assets and liabilities of TLA:

Working capital	$11,949,000
Property and equipment	375,000
Deferred tax liabilities	(27,305,000)
Borrowings	(22,751,000)
Deferred consideration liability	(9,105,000)
Derivative liability	(14,000)
Intangible asset – customer relationships	58,070,000
Intangible asset – trademark	18,980,000
Goodwill	109,733,000
Total net assets acquired	$139,932,000

The purchase price allocation and the value of goodwill is subject to change based upon the timing of the acquisition and the final valuation of the intangible assets. The entry below is to record the incremental fair value of the TLA net assets (fair value determined above, less TLA historical amount at March 31, 2016) and eliminate any of TLA’s existing equity.

	Debit	Credit
Goodwill	$67,577,000
Intangible Assets	68,028,000
Additional paid-in capital	36,225,000
Share capital	4,461,000
Non-controlling interest	134,000
Accumulated other comprehensive income		$1,802,000
Deferred tax assets		4,450,000
Deferred tax liabilities		27,305,000
Accumulated deficit		2,936,000
Additional paid-in capital		139,932,000

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Balance Sheet – as of March 31, 2016, continued

Pro forma adjustments, continued

Note 8	To record the Company’s exercise of a call option to purchase of the remaining 45% of ESPM, including the payment of cash consideration of $1,160,000 USD and the issuance of the equivalent of 43,727 AAPC ordinary shares, as well as the forfeiture of a put option from the sellers of ESPM.

	Debit	Credit
Additional paid-in capital	$215,000
Accounts payable and accrued expenses	945,000
Cash and cash equivalents		$1,160,000

To record the effect of the maximum redemption of AAPC ordinary shares:

Note 9	To record the entry into the Credit Agreement with SunTrust Bank and the receipt of proceeds of $24,500,000.

	Debit	Credit
Cash and cash equivalents	$24,500,000
Credit agreement		$24,500,000

Note 10	To record the redemption of 3,635,735 shares at approximately $10.50 per share, which is the pro rata amount to be paid out of the Trust Account of AAPC.

	Debit	Credit
Additional paid-in capital	$38,175,000
Cash and cash equivalents		$38,175,000

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations - For the Three Months Ended March 31, 2016

Note A	Derived from AAPC’s unaudited condensed consolidated financial statements for the three months ended March 31, 2016, filed with the SEC on May 13, 2016, included elsewhere in this proxy statement.

Note B	Derived from TLA’s accounting records for the three months ended December 31, 2015, as adjusted to conform to U.S. GAAP.

Pro forma adjustments:

Note C	To record the increase in amortization expense for the additional intangible assets recorded in the acquisition of TLA:

Intangible Asset	Fair Value	Expected Life	Pro Forma Amortization Expense – Three Months Ended March 31, 2016
Customer relationships	$58,070,000	60 months	$2,904,000
Trademark	18,980,000	Indefinite	-
TOTAL	$77,050,000		$2,904,000
Amortization previously recorded			(1,423,000)
Pro forma adjustment			$1,481,000

Note D	To record the decrease in pro forma interest income to reflect the fact there are no longer funds held in trust.

Note E	To record the decrease in pro forma income tax expense due to the adjustments above, using a statutory income tax rate of 34%.

Note F	To record the elimination of the net income attributable to non-controlling interest resulting from the acquisition of the remaining 45% interest in ESPM.

Note G	To record the pro forma effect of the acquisition on the weighted average shares outstanding as if the acquisition was consummated on January 1, 2016. TLA shares below are shown on an as-converted basis on a conversion rate of 10 AAPC shares for 107 TLA shares. As adjusted basic and fully diluted shares include:

Weighted average shares outstanding, TLA	13,569,369
Shares issued to participants of TLA LTIP	803,535
Shares issued to former shareholders of ESPM	43,727
Weighted average shares outstanding, AAPC	10,387,813
Shares tendered under PCA	(6,312,376)
Pro forma weighted average shares outstanding	18,492,068

To record the effect of the maximum redemption of AAPC ordinary shares:

Note H	To record the increase in interest expense related to the Credit Agreement of $245,000, which was derived using an interest rate of 4%.

Note I	To record the decrease in pro forma income tax expense due to the adjustment above, using a statutory income tax rate of 34%.

Note J	To record the pro forma effect of the redemption of 3,635,735 shares of AAPC’s ordinary shares.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Operations - For the Year Ended December 31, 2015

Note K	Derived from AAPC’s audited financial statements for the period January 14, 2015 (inception) through December 31, 2015, filed with the SEC on March 23, 2016, included elsewhere in this proxy statement.

Note L	Derived from TLA’s audited consolidated financial statements for the year ended December 31, 2015, included elsewhere in this proxy statement, as adjusted to conform to U.S. GAAP.

Pro forma adjustments:

Note M	To record the increase in amortization expense for the additional intangible assets recorded in the acquisition of TLA:

Intangible Asset	Fair Value	Expected Life	Pro Forma Amortization Expense – Year Ended December 31, 2015
Customer relationships	$58,070,000	60 months	$11,614,000
Trademark	18,980,000	Indefinite	-
TOTAL	$77,050,000		$11,614,000
Amortization previously recorded			(5,692,000)
Pro forma adjustment			$5,922,000

Note N	To record the decrease in pro forma interest income to reflect the fact that there are no longer funds held in trust.

Note O	To record the decrease in pro forma income tax expense due to the adjustment above, using a statutory income tax rate of 34%.

Note P	To record the elimination of the net income attributable to non-controlling interest resulting from the acquisition of the remaining 45% interest in ESPM.

Note Q	To record the pro forma effect of the acquisition on the weighted average shares outstanding as if the acquisition was consummated on January 1, 2015. TLA shares below are shown on an as-converted basis on a conversion rate of 10 AAPC shares for 107 TLA shares. As adjusted basic and fully diluted shares include:

Weighted average shares outstanding, TLA	12,751,885
Shares issued to participants of TLA LTIP	803,535
Shares issued to former holders of ESPM	43,727
Weighted average shares outstanding, AAPC	10,387,813
Shares tendered under PCA	(6,312,376)
Pro forma weighted average shares outstanding	17,674,584

To record the effect of the maximum redemption of AAPC ordinary shares:

Note R	To record the increase in interest expense related to the Credit Agreement of $980,000, which was derived using an interest rate of 4%.

Note S	To record the decrease in pro forma income tax expense due to the adjustment above, using a statutory income tax rate of 34%.

Note T	To record the pro forma effect of the redemption of 3,635,735 shares of AAPC’s ordinary shares.

COMPARATIVE PER SHARE DATA

The following table sets forth the per share data of TLA and AAPC on a stand-alone basis for the year ended December 31, 2015 and the unaudited pro forma combined per share ownership information of TLA and AAPC for the year ended December 31, 2015 and for the three months ended March 31, 2016, after giving effect to the Business Combination, and assuming both no redemptions of shares held by AAPC shareholders and the maximum number of shares redeemed by AAPC shareholders, as follows:

●	Assuming No Redemption: This presentation assumes that no AAPC public stockholders seek conversion of their AAPC public shares into pro rata shares of the Trust Account and the PCA is funded at $60 million;

●	Assuming Maximum Redemption: This presentation assumes that holders of no more than 3,635,735 public shares of AAPC exercise their right to have their shares converted into their pro rata share of the Trust Account. At this level of conversion, AAPC would have $60 million available from the Trust Account after giving effect to payments that AAPC would be required to make to its converting shareholders, which would meet the minimum cash requirement in order to fund the PCA for $60 million and to consummate the Business Combination.

You should read the information in the following table in conjunction with the selected historical financial information included elsewhere in this proxy statement, and the historical financial statements of TLA and AAPC and related notes that are included elsewhere in this proxy statement. The unaudited TLA and AAPC pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have been achieved had the companies been combined during the periods presented or earnings per share which may be achieved during any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of TLA and AAPC would have been had the companies been combined during the periods presented. The following amounts have been derived from the unaudited pro forma condensed combined financial statements of AAPC included elsewhere in this proxy statement.

		Pro Forma As Adjusted
	Atlantic Alliance Partnership Corp.	TLA Worldwide plc	Pro Forma Combined Assuming Maximum Redemptions	Pro Forma Combined Assuming No Redemptions
Three Months Ended March 31, 2016
Net loss available to common shareholders	$(289,000)	$(435,000)	$(1,599,000)	$(1,437,000)
Stockholders' equity at March 31, 2016	$5,000,000	$36,082,000	$113,781,000	$151,956,000
Weighted average shares outstanding:
Basic	3,386,904	145,192,248	14,856,333	18,492,068
Diluted	3,386,904	145,192,248	14,856,333	18,492,068
Basic net loss per share	$(0.09)	$(0.00)	$(0.11)	$(0.08)
Diluted net loss per share	$(0.09)	$(0.00)	$(0.11)	$(0.08)
Stockholders' equity per share - basic - at March 31, 2016	$1.48	$0.25	$7.66	$8.22
Stockholders' equity per share - diluted - at March 31, 2016	$1.48	$0.25	$7.66	$8.22

For the Period January 14, 2015 through December 31, 2015
Net (loss) income available to common shareholders	$(226,000)	$120,000	$(4,283,000)	$(3,636,000)
Weighted average shares outstanding:
Basic	2,902,196	136,366,272	14,038,849	17,674,584
Diluted	2,902,196	136,366,272	14,038,849	17,674,584
Basic net (loss) income per share	$(0.08)	$0.00	$(0.31)	$(0.21)
Diluted net (loss) income per share	$(0.08)	$0.00	$(0.31)	$(0.21)

AAPC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of AAPC included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial positions. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

We are a blank check company incorporated on January 14, 2015 in the British Virgin Islands and formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities. We intend to effectuate the Business Combination using cash from the proceeds of our initial public offering and a sale of ordinary shares in a private placement that occurred simultaneously with the completion of our initial public offering, our capital stock and new indebtedness to be incurred pursuant to the Credit Agreement.

Results of Operations for the Three Months Ended March 31, 2016

For the three months ended March 31, 2016, we had a net loss of $288,907, which consisted of operating costs and target identification expenses of $317,358 offset by interest income on marketable securities held in our Trust Account of $28,451. Net Loss of $3,240 for the period from January 14, 2015 (inception) through March 31, 2015 consisted of formation costs incurred in preparation for our initial public offering, which was consummated on May 4, 2015. The trustee of the Trust Account will pay any taxes resulting from interest accrued on the funds held in the Trust Account out of the funds held in the Trust Account.

We have neither engaged in any operations nor generated any revenues to date. All activity from inception to March 31, 2016 relates to our formation, our initial public offering and private placement and the identification and evaluation of prospective candidates for our initial business combination. Since the completion of our initial public offering, we have not generated any operating revenues and will not generate such revenues until after the completion of our initial business combination. We generate non-operating income in the form of interest income on cash and securities held, which we expect to be insignificant in view of the low yields on short-term government securities. We have incurred increased expenses following our initial public offering as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

Results of Operations for the Period from January 14, 2015 (Inception) through December 31, 2015

For the period from January 14, 2015 (inception) through December 31, 2015, we had a net loss of $225,931, mainly consisting of operating costs and target identification expenses.

Liquidity and Capital Resources

For the three months ended March 31, 2016, cash used in operating activities amounted to $65,586, resulting from a net loss of $288,907 and interest income on marketable securities held in the Trust Account of $28,451, offset by an increase in our prepaid expenses and accounts payable and accrued expenses of $251,772. Included in our cash used in operating activities during the period ended March 31, 2016 is the payment of our annual 2016 NASDAQ fees of $55,000.

For the period ended December 31, 2015, cash used in operating activities amounted to $391,876, mainly resulting from a net loss of $225,931 and an increase in our prepaid expenses. Included in our cash used in operating activities during the period ended December 31, 2015 are payment of our directors and officers liability insurance of $258,750, annual 2015 NASDAQ fees of $41,250 and transfer agent and trustee fees of $16,000.

As of March 31, 2016, we had cash and marketable securities held in the Trust Account of $80,792,886 (including $63,937 of interest income) consisting of U.S. treasury bills with a maturity of 180 days or less. Interest income on the balance in the Trust Account may be available to us to pay taxes. Through March 31, 2016, we did not withdraw any funds from the interest earned on the Trust Account. Other than deferred underwriting fees payable in the event of a business combination, no amounts are payable to the underwriters of our initial public offering.

As of March 31, 2016, we had cash of $291,000 held outside the Trust Account, which is available for use by us to cover the costs associated with identifying a target business and negotiating a business combination and other general corporate uses. In addition, as of March 31, 2016, we had accounts payable and accrued expenses of $284,000. On January 8, 2016, we entered into an arrangement with a law firm for legal services to be provided in connection with preliminary work on a proposed business combination. In the event of a completed Business Combination, our liability will be approximately $1,000,000. If the proposed Business Combination does not occur, we would be required to pay 65% of incurred time. As of March 31, 2016, we incurred approximately $312,000 of fees, of which approximately $203,000 is included in accounts payable and accrued expenses and $109,000 has not been accrued since it is contingent upon the closing of the proposed Business Combination.

As of December 31, 2015, we had cash and securities held in the trust account of $80,764,435 (including $35,486 of interest income) consisting of U.S. treasury bills with a maturity of 180 days or less. Interest income on the balance in the trust account may be available to us to pay taxes. Through December 31, 2015, we did not withdraw any funds from the interest earned on the trust account. Other than deferred underwriting fees payable in the event of a business combination, no amounts are payable to the underwriters of our initial public offering.

As of December 31, 2015, we had cash of $357,077, held outside the trust account, which is available for use by us to cover the costs associated with identifying a target business and negotiating a business combination and other general corporate uses. In addition, as of December 31, 2015, we had accounts payable and accrued expenses of $37,700.

For the period ended December 31, 2015, cash used in operating activities amounted to $391,876, mainly resulting from a net loss of $225,931 and an increase in our prepaid expenses. Included in our cash used in operating activities during the period ended December 31, 2015 are payment of our directors and officers liability insurance of $258,750, annual 2015 NASDAQ fees of $41,250 and transfer agent and trustee fees of $16,000.

We may need to raise additional funds until the consummation of our initial business combination to meet the expenditures required for operating our business, including by pursuing a public or private offering of our ordinary shares or other equity securities. If our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating the business combination are less than the actual amounts necessary to do so, we may have insufficient funds available to operate our business prior to our business combination.

We may need to raise additional capital through loans or additional investments from AAPC’s Sponsor, shareholders, officers, directors, or third parties. In March 2016, certain of the Company’s directors verbally agreed to advance us an aggregate of $500,000 in order to finance transaction costs in connection with the Business Combination. In April and May 2016, we received an aggregate of $500,000 of advances. The advances are non-interest bearing, unsecured and will not be repaid until the completion of a business combination.

If we complete the Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans may be convertible into shares of the post Business Combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the private placement shares. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our ordinary shares upon completion of the Business Combination. We have entered into a $24.5 million credit facility, which may only be drawn in connection with the Business Combination.

Other than as described above, none of the stockholders, officers or directors, AAPC Sponsor or third parties is under any obligation to advance funds to, or to invest in, us. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. These conditions raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should we be unable to continue as a going concern.

Off-balance Sheet Financing Arrangements

We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.

Significant Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following significant accounting policy:

Ordinary shares subject to possible redemption

We account for our ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, at March 31, 2016, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of our balance sheet.

Recent accounting pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

TLA’S INDUSTRY OVERVIEW

The global sports sponsorship market was worth $45.1 billion in 2015, and has experienced a compound annual growth rate, or CAGR, of 6.4% since 2006. In North America, the sports sponsorship market was worth $15.9 billion in 2015, and has experienced a CAGR of 6.3% since 2006. In addition, global media rights were worth $35.1 billion in 2015, a CAGR of 6.8%, and in North America media rights were worth $12.8 billion, a CAGR of 7.8% since 2006. In Asia Pacific (of which Australia is the largest segment), the value of sports sponsorship was $12 billion in 2015, a CAGR of 6.2% since 2006, and media rights were $6 billion, a CAGR of 4.4% since 2006.

Within baseball, player salaries average approximately 38% of a club’s costs. MLB revenue in 2014 was $9 billion, up 13% on 2013, and is expected to increase to $9.5 billion in 2015. The step up between 2013 and 2014 was driven by the enhanced media rights deal that started in the 2014 baseball season and runs until the 2021 baseball season.

TLA generates revenue by being paid a fee for negotiating player contracts or other similar contracts as well as through player placement, activating a sponsorship investment for a client or assisting a client (i.e., a club, rights holder, or corporate) negotiate a sponsorship.

TLA also organizes and operates unique sporting events, which attracts sponsorship dollars as well as media dollars for televising the events.

TLA’S BUSINESS

Overview

TLA Worldwide plc (the “Company” or “TLA”) is a sports marketing and baseball representation company. TLA organizes and operates unique sporting events (such as the International Champions Cup (the “ICC”) soccer tournament in Australia), and provides sponsorship activation, media consultancy, merchandise and rights sales to corporate clients. With respect to its sporting events business, TLA acts either as the promoter of an event or provides certain services to the event promoter as its agent depending on the terms and agreements relating to each event. In addition, TLA has long term agency relationships with U.S. and international sports stars, broadcasters and media personalities associated with major sports including Major League Baseball, the NFL, the NBA, the PGA Tour, the AFL, Olympians and cricketers. The Company provides “cradle to grave” services to assist individual clients to continue their careers off the field in such areas as coaching or broadcasting.

TLA employs over 170 full-time personnel and serves its clients from 10 locations worldwide including offices in London, New York, California, and Adelaide, Melbourne, Perth, and Sydney in Australia, among others.

For the financial year ended December 31, 2015, TLA generated gross profit of $35.0 million, which was an increase of 68% over gross profit of $20.8 million for the year ended December 31, 2014. Profit before tax for 2015 and 2014 was $3.1 million and $0.2 million, respectively. Headline EBITDA (as such term is used below) for 2015 was $13.7 million, a 56% increase over Headline EBITDA of $8.8 million in 2014. Organic Headline EBITDA growth for 2015 was 10%. Organic Headline EBITDA growth is the like for like growth of TLA, excluding the acquisition of ESP in 2015.

The Company’s website is www.tlaworldwide.com. Information contained on the website is not incorporated into this proxy statement. TLA is currently quoted on the London Stock Exchange plc’s AIM market under the symbol “TLA.L”.

History

TLA was incorporated in August 2011. In December 2011 TLA completed its initial public offering on the London Stock Exchange plc’s AIM market, using the proceeds to finance the acquisition of Legacy Sports Group, LLC and the Agency Sports Management, LLC and its subsidiaries. Since inception, TLA has set out to become a leading fully-integrated sports marketing and talent representation company. In November 2012, TLA acquired Peter E. Greenberg and Associates, providing TLA with access to Latin America, a key area for recruiting baseball players. In 2013 TLA launched its events and consulting business, as well as a media and TV rights consultancy. During 2014, TLA successfully jointly secured the rights (together with TEG Live Pty Ltd) to the ICC in Australia for four years commencing in 2015. In October 2014, TLA launched TLA Sales, and in November 2014 it sold out a rugby match between the New Zealand All Blacks and U.S. Eagles played at Chicago’s Soldier Field. In March 2015, TLA acquired Elite Sports Properties (“ESP”), the Australian and UK based athlete management and sports marketing agency. In July 2015 TLA hosted the ICC in Melbourne (featuring Real Madrid, AS Roma and Manchester City with over 225,000 fans attending in the aggregate). TLA’s successful development of events is expected to continue in 2016, with three events planned for the second half of 2016; first, the second annual ICC in Melbourne (featuring Juventus, Tottenham Hotspur and Atletico Madrid) in July 2016; second, the NCAA College Football Opener in Sydney in August 2016; and third, the All Blacks returning to Chicago’s Soldier Field versus the Ireland National Rugby Team in November 2016.

TLA’s Growth Strategies

TLA has continued to focus on its strategy of delivering organic growth from the underlying business, coupled with selective acquisitions designed to increase the geographic and business spread of TLA’s services. This has seen TLA expand significantly into the Australian and UK markets, initially through jointly securing the first ICC soccer tournament in Melbourne played in July 2015 and then by the purchase of ESP in March 2015 (subsequently rebranded TLA Australia and TLA UK).

ESP has broadened TLA’s reach and services. The acquisition has significantly increased the number of personnel and client base to 170 and 884, respectively, at the end of fiscal year 2015 (2014: 70 and 474, respectively). TLA’s first ICC had 225,000 fans attend the event, held at the Melbourne Cricket Ground in July 2015. The tournament was played over the course of three matches with Real Madrid emerging as the overall winner in a contest that included Manchester City and AS Roma. TLA is currently preparing for the 2016 ICC event, which will include Atlético Madrid, Juventus and Tottenham Hotspur competing in Australia in July 2016.

Following the acquisition of ESP, TLA completed its rebrand under the TLA name and finalized the integration of operations along with the use of the TLA brand in Australia, the UK and the U.S. This has allowed TLA to provide a seamless service to its clients across TLA’s geographies, with the greater scale and coordination of TLA further highlighting TLA’s visibility in its marketplace.

Management, Operations and Training of TLA

TLA’s operations include the management of acquired assets, the retention and recruitment of high-quality agents and athletes, the utilization of TLA’s relationships to create cross-selling opportunities and the identification and acquisition of business combination targets.

Each operating group of TLA has a group head, and in the case of TLA’s business in Australia, a chief executive officer. Each group head reports monthly on the operating performance of the group to TLA’s Chief Operating Officer and Chief Financial Officer.

TLA’s businesses adhere to internal policies, including information technology and human resources. Permission for major expenditures or other financial commitments require the approval of the group’s senior management team, which then decides if board approval is required, depending on the delegated authority from TLA’s board. In light of the geographical diversity of TLA’s businesses, TLA focuses on maintaining and promoting its employees’ adherence to its internal communication and reporting guidelines.

Management Information Systems

TLA continues to integrate the information and financial reporting systems of acquired businesses, with the goal of consolidating into a single information and financial reporting system. At this time, TLA’s acquired businesses operate separate and distinct financial reporting systems.

Employees

TLA has over 170 full-time personnel. TLA’s employees serve clients from 10 locations worldwide including offices in London, New York, California, and Adelaide, Melbourne, Perth, and Sydney in Australia, among others.

Real Property

TLA does not own any material real property.

Legal Proceedings

TLA is not currently a party to any legal proceedings that are material to its business and operations.

TLA’S MANAGEMENT

The following table sets forth TLA’s current executive officers. AAPC expects that these executive officers will continue as executive officers of AAPC following the Business Combination.

Name	Age	Position
Bart Campbell	45	Executive Chairman
Michael Principe	45	Chief Executive Officer
Dwight Mighty	55	Chief Operating Officer and Company Secretary

Bart Campbell has been TLA’s Executive Chairman since 2014. From 2009 to 2013, Mr. Campbell was chief operating officer of the sports division of Chime Communications plc, called CSM Sport & Entertainment, which had more than 670 employees in 15 offices across 13 countries and was the fourth largest sports marketing agency globally. He was also a member of the executive board of Chime. Prior to that, he was chief executive officer of the sports marketing and management business Essentially Group plc, which is part of Chime today, starting this role in 2006. During his tenure as CEO of Essentially, Bart grew the business from 20 to 120 professionals with offices in London, Australia, South Africa, New Zealand, India and Japan. He is a former practicing sports and commercial lawyer, with a BA and LLB from Otago University in his native New Zealand. Mr. Campbell was admitted to the bar in 1994 before going on to complete a Masters in Commercial Law (Hons) from Auckland University in 1999. He completed the Advanced Management Program to Harvard Business School in 2010. Mr. Campbell is also Chairman of the Melbourne Storm Rugby Club.

Michael Principe has been TLA’s Chief Executive Officer since 2011. Prior to joining TLA, Mr. Principe served as the Managing Director of Blue Entertainment Sports Television (“BEST”), an industry leader in sports marketing, management and production, which was recently acquired by Lagardére Unlimited. He also served as the Chief Operating Officer for BEST’s parent company, Blue Equity LLC. Prior to joining BEST, Mr. Principe held various executive positions with SFX Sports Group Inc. (“SFX”), including serving as a member of its Executive Committee and serving as Executive Vice President and General Counsel. Mr. Principe has participated in over 35 transactions with an aggregate value in excess of $600 million. Mr. Principe is a graduate of the Washington University School of Law, where he was a Robert & Mary Welborn Scholar. Prior to law school, Mr. Principe received his Bachelor of Arts from Washington University, cum honore, in 1992. He is a member of the New York Bar and the Sports Lawyers Association, and has been named in the Sports Business Journal’s prestigious “Forty Under 40” list.

Dwight Mighty has been TLA’s Chief Operating Officer and company secretary since 2011. Before joining TLA Worldwide plc, Mr. Mighty was Chief Financial Officer and then Chief Operating Officer of Essentially Group plc for four years beginning in 2007. At Essentially, he oversaw the acquisition and integration of seven businesses, tripling the size of the business. When Essentially was sold to Chime Communications plc in 2009, Mr. Mighty then became a member of the operating board of Chime Sports Marketing, the sports marketing division of Chime Communications plc. Prior to joining Essentially, Mr. Mighty spent nearly 20 years in the private equity sector both as an advisor and an investor. Mr. Mighty holds an MBA from Henley Management College and is an Associate of the Chartered Institute of Bankers.

TLA Executive Compensation

Because TLA would qualify as both an emerging growth company and a smaller reporting company within the meaning of the SEC rules and regulations, we have elected in this section to present TLA’s compensation structure in accordance with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for TLA’s principal executive officer and the next two most highly-compensated executive officers.

The tabular disclosure and discussion that follow describe TLA’s executive compensation program during the most recently completed fiscal year ended December 31, 2015, with respect to TLA’s named executive officers, including: Bart Campbell, TLA’s Executive Chairman, Michael Principe, TLA’s Chief Executive Officer and Dwight Mighty, TLA’s Chief Operating Officer and Company Secretary (collectively, TLA’s “named executive officers”).

Summary Compensation Table

The following table sets forth compensation paid to TLA’s named executive officers that is attributable to services performed during fiscal year 2015.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)
Bart Campbell	2015	500,000	52,000	552,000

Michael Principe	2015	500,000	21,000	521,000

Dwight Mighty	2015	250,000	-	250,000

(1)	For Messrs. Campbell and Principe, amounts in this column include the following in-kind benefits for fiscal year 2015:

●	For Mr. Campbell, $47,500 for statutory Australian pension and healthcare costs of $3,500; and

●	For Mr. Principe, healthcare costs of $21,000.

Executive Agreements

Each of TLA’s current named executive officers has entered into an employment agreement with TLA, the key terms of which are described below.

Bart Campbell, the Executive Chairman, entered into an employment agreement with TLA on January 1, 2014. Mr. Campbell’s agreement provides for base compensation, currently at a rate of $500,000 annually, and eligibility for an annual cash bonus under TLA’s annual incentive plan. Mr. Campbell’s target bonus under the annual incentive plan is up to 50% of his annual base salary, with the actual bonus amount determined based on achievement of certain quantitative targets. Mr. Campbell’s agreement also provides for certain in-kind compensation, which was $52,000 in 2015.

Michael Principe, the Chief Executive Officer, entered into an employment agreement with TLA on December 8, 2011. Mr. Principe’s agreement provides for base compensation, currently at a rate of $500,000, and eligibility for an annual cash bonus under TLA’s annual incentive plan. Mr. Principe’s target bonus under the annual incentive plan is up to 50% of his annual base salary, with the actual bonus amount determined based on achievement of certain quantitative targets. Mr. Principe’s agreement also provides for certain in-kind compensation, which was $21,000 in 2015.

Dwight Mighty, the Chief Operating Officer and Company Secretary, entered into an employment agreement with TLA on December 8, 2011. Mr. Mighty’s agreement provides for base compensation, currently at a rate of $250,000 annually, and eligibility for an annual cash bonus under TLA’s annual incentive plan. Mr. Mighty’s target bonus under the annual incentive plan is up to 50% of his annual base salary, with the actual bonus amount determined based on achievement of certain quantitative targets.

Annual Cash Incentive Awards

TLA sponsors an annual cash incentive plan under which participants, including TLA’s named executive officers, are eligible to receive cash bonus payments if TLA achieves specific quantitative performance targets as determined by TLA’s Remuneration Committee. Each participant’s annual cash incentive plan payment, including TLA’s named executive officers, is based on a target cash bonus amount which is a set percentage of the participant’s base salary. The target award amount for TLA’s named executive officers for 2015, as set percentages of such officers’ base salaries, was 50%.

Equity Incentive Awards Granted in 2015

TLA sponsors a Long Term Incentive Plan (“LTIP”), which is currently TLA’s plan for granting equity-based compensation awards. As of December 31, 2015, each of the named executive officers held equity awards. In December 2013, Messrs. Campbell, Principe and Mighty acquired shares in a subsidiary of TLA (“LTIP Shares”) which on achievement of certain hurdles are exchanged into shares of TLA pursuant to the Long Term Incentive Plan, entered into between each respective executive and TLA (the “First Award”). In September 2015, Messrs. Campbell, Principe and Mighty purchased additional LTIP Shares pursuant to the Long Term Incentive Plan, and agreements were entered into between each respective executive and TLA (the “Second Award”).

The First Award under the LTIP was split into three tranches, and the First Award vests when the TLA share price reaches an average of £0.40, £0.50 and £0.60 for a three-month period, respectively. The period for vesting of this award is five years from the Company’s IPO date of December 8, 2011. If the award remains unvested after this period, then it expires. The award is forfeited if the employee leaves TLA before the award vests.

In September 2015, the Second Award under the LTIP was made. This was also split into three tranches, which vest when the share price reaches an average of £0.60, £0.70 and £0.80 for a three-month period, respectively. The period for vesting of this award is two years measured from September 30, 2015. If the award remains unvested after this period, then it expires. The award is forfeited if the employee leaves TLA before the award vests.

The Outstanding LTIP Awards at Fiscal Year End table below reflects outstanding LTIP awards as of December 31, 2015. Any LTIP Shares that vest immediately prior to closing of the Business Combination will be cancelled in exchange for consideration consisting of AAPC shares. The treatment of outstanding equity awards in the Business Combination is more fully described above under “TLA Management’s Discussion and Analysis of Financial Condition and Results of Operations – Share-based Compensation Prior to the Business Combination” beginning on page 112 of this proxy statement.

LTIPs Awarded as at End of Fiscal Year 2015*

Beneficiary	No of LTIP Shares awarded	Award date	Average price per share	Performance criteria
Bart Campbell	2,878,851	December 19, 2013	£0.01	Share price of £0.40,
Michael Principe	10,136,050	December 19, 2013	£0.01	£0.50 and £0.60 for
Dwight Mighty	2,878,851	December 19, 2013	£0.01	three month average

An additional award was made during 2015 under the LTIP as follows:

Beneficiary	No of LTIP Shares awarded	Award date	Average Price per share	Performance criteria
Bart Campbell	4,800,000	September 22, 2015	£0.02	Share price of £0.60,
Michael Principe	4,800,000	September 22, 2015	£0.02	£0.70 and £0.80 for
Dwight Mighty	2,400,000	September 22, 2015	£0.02	three month average First measurement after the announcement of the 2015 results

*	During 2015 13.3 million LTIP shares vested and were exchanged for shares in TLA.

Change in Control

Pursuant to the LTIP, upon the occurrence of a change of control event (as such term is defined in the LTIP), any LTIP Shares are acquired by TLA at par value. The treatment of outstanding TLA equity awards in the Business Combination is more fully described under “TLA Management’s Discussion and Analysis of Financial Condition – Share-based Compensation” beginning on page 112 of this proxy statement.

Messrs. Campbell, Principe and Mighty will not receive payments or benefits in connection with a change of control event under their respective employment agreements.

Compensation of Directors

TLA’s current board of directors consists of the Executive Chairman, Chief Executive Officer, Chief Financial Officer (Donald Malter) and an Executive Director (Greg Ganske), as well as three non-executive directors, including: (i) Keith Sadler, formerly affiliated with Dods (Group) PLC, (ii) Ian Robinson, affiliated with Jaywing Plc and (iii) Andrew Pearson, affiliated with WayPoint Change LLP. All directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

Director Compensation in Fiscal Year 2015*

Name	Year	Salary ($)	Option Awards ($)	Total ($)
Donald Malter	2015	180,000	-	180,000
Greg Genske	2015	300,000	-	300,000
Keith Sadler	2015	61,000	-	61,000
Ian Robinson	2015	61,000	-	61,000
Andrew Pearson	2015	46,000	-	46,000

*	The named executive officer’s compensation is provided above under “Summary Compensation Table” and is not included here.

TLA MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the “Selected Historical Consolidated Financial and Other Data of TLA,” and TLA’s consolidated financial statements and related notes thereto as restated (see Note 32) included elsewhere in this proxy statement. In addition to historical information, this discussion includes statements that are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can be identified by the use of forward looking terminology, including the terms “believe”, “estimates”, “plans”, “projects”, “anticipates”, “expects”, “intends”, “may”, “will”, or “should” or, in each case, their negative or other variation or comparable terminology. These forward-looking statements include matters that are not historical facts and include statements regarding TLA’s intentions, beliefs or current expectations. Any forward-looking statements in this presentation reflect TLA’s current expectations and projections about future events. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could have a material adverse impact on the outcome and financial effects of the plans and events described herein. Factors that could cause such differences are discussed in “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” Forward-looking statements contained in the discussion regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. AAPC and TLA assume no obligation to update any of these forward-looking statements. TLA operates on a 12-month fiscal year ending on December 31 for financial reporting purposes. Fiscal year 2015 was a 12-month period ending on December 31, 2015, and fiscal year 2014 was a 12-month period ending on December 31, 2014. The consolidated audited financial statements of TLA contained in this proxy statement have been prepared in accordance with IFRS.

Overview

TLA Worldwide plc (the “Company” or “TLA”) is a sports marketing and baseball representation company. TLA organizes and operates unique sporting events (such as the International Champions Cup soccer tournament in Australia) and provides sponsorship activation, media consultancy, merchandise and rights sales to corporate clients. In addition, TLA’s client base includes long term agency relationships with U.S. and international sports stars, broadcasters and media personalities. The Company provides “cradle to grave” services to assist individual clients to continue their careers off the field in such areas as coaching or broadcasting. The Company maintains clients in the following sports communities:

●	Major League Baseball;

●	the NFL;

●	the NBA;

●	the PGA tour;

●	the AFL;

●	Olympians; and

●	cricketers.

TLA employs over 170 full-time personnel and serves its clients from 10 locations worldwide including offices in London, New York, California, and Adelaide, Melbourne, Perth, and Sydney in Australia, among others.

For the financial year ended December 31, 2015, TLA generated gross profit of $35.0 million, which was an increase of 68% over gross profit of $20.8 million for the year ended December 31, 2014. Profit before tax for 2015 and 2014 was $3.1 million and $0.2 million, respectively. Headline EBITDA for 2015 was $13.7 million, a 56% increase over Headline EBITDA of $8.8 million in 2014. Organic Headline EBITDA growth for 2015 was 10%.

The Company’s website is www.tlaworldwide.com. Information contained on the website is not incorporated into this proxy statement. TLA is currently quoted on the London Stock Exchange plc’s AIM market under the symbol “TLA.L”

History

TLA was incorporated in August 2011. In December 2011 TLA completed its initial public offering on the London Stock Exchange plc’s AIM market, using the proceeds to finance the acquisition of Legacy Sports Group, LLC and the Agency Sports Management, LLC and their subsidiaries. Since inception, TLA has set out to become a leading fully-integrated sports marketing and talent representation company. In November 2012, TLA acquired Peter E. Greenberg and Associates, providing TLA with access to Latin America, a key area for recruiting baseball players. In 2013 TLA launched its events and consulting business, as well as a media and TV rights consultancy. During 2014, TLA successfully jointly secured the rights (together with TEG Live Pty Ltd) to the ICC in Australia for four years commencing in 2015. In October 2014, TLA launched TLA Sales, and in November 2014 it sold out a rugby match between the New Zealand All Blacks and U.S. Eagles played at Chicago’s Soldier Field. In March 2015, TLA acquired Elite Sports Properties (“ESP”), the Australian and UK based athlete management and sports marketing agency. In July 2015 TLA hosted the ICC in Melbourne (featuring Real Madrid, AS Roma and Manchester City with over 225,000 fans attending in the aggregate). TLA’s successful development of events is expected to continue in 2016, with three events planned for the second half of 2016; first, the second annual ICC in Melbourne (featuring Juventus, Tottenham Hotspur and Atletico Madrid) in July 2016; second, the NCAA College Football Opener in Sydney in August 2016; and third, the All Blacks returning to Chicago’s Soldier Field versus the Ireland National Rugby Team in November 2016.

Growth Strategies and Acquisitions

TLA has continued to focus on its strategy of delivering organic growth from the underlying business, coupled with selective acquisitions designed to increase the geographic and business spread of TLA’s services. This has seen TLA expand significantly into the Australian and UK markets, initially through jointly securing the first ICC soccer tournament in Melbourne played in July 2015 and then by the purchase of ESP in March 2015 (subsequently rebranded TLA Australia and TLA UK).

ESP has broadened TLA’s reach and services. The acquisition has significantly increased the number of personnel and its client base to 170 and 884, respectively, at the end of fiscal year 2015 (2014: 70 and 474, respectively). TLA’s first ICC had 225,000 fans attend the event, held at the Melbourne Cricket Ground in July 2015. The tournament was played over the course of three matches, with Real Madrid emerging as the overall winner in a contest that included Manchester City and AS Roma. TLA is currently preparing for the 2016 ICC event, which will include Atlético Madrid, Juventus and Tottenham Hotspur competing in Australia in July 2016.

The step change in TLA’s organic revenue growth in 2015 was driven by the fact TLA only had one event in 2014 (the All Blacks and the U.S. Eagles) which increased to three, including the ICC tournament in Australia.

Following the acquisition of ESP, TLA completed its rebrand under the TLA name and finalized the integration of operations along with the use of the TLA brand in Australia, the UK and the U.S. This has allowed TLA to provide a seamless service to its clients across TLA’s geographies, with the greater scale and co-ordination of TLA further highlighting TLA’s visibility in the marketplace.

Highlights and Trends

TLA reports its business activities in two areas: Baseball Representation and Sports Marketing. Unallocated represents TLA’s costs as a public company, along with exceptional items and acquisition related costs. TLA derives its revenues in the United States of America, Australia and United Kingdom.

Baseball Representation – primarily assists the on-field activities of baseball players, including all aspects of a player’s contract negotiation.

Sports Marketing – primarily assists with the on-field and off-field activities of athletes; it represents broadcasters and coaches in respect of their contract negotiations; manages, produces events, primarily in sports, PR and activation, media consultancy and the selling of merchandise, primarily in sport.

Sports Marketing

The Sports Marketing division had revenue increase 299% to $30.5 million for the fiscal year ended December 31, 2015 from $7.7 million for the fiscal year ended December 31, 2014 and Headline EBITDA (as such term is used below) increasing by 116% to $9.8 million for the fiscal year ended December 31, 2015 from $4.6 million for the fiscal year ended December 31, 2014. Gross profit increased to $21.2 million for the fiscal year ended December 31, 2015 (2014: $7.7 million), a growth of 175% year-on-year. The division’s client base grew by 11% to 595 as of December 31, 2015 (2014: 534) excluding the acquisition of ESP. Organic operating gross profit growth was 51% to $11.6 million for the fiscal year ended December 31, 2015 (2014: $7.7 million), and organic Headline EBITDA grew 38% to $6.3 million for the fiscal year ended December 31, 2015 (2014: $4.6 million).

In 2015 TLA ran and delivered three events: the first International Champions Cup in Australia, the USA v Canada Ice Hockey tour of Australia and the USA v Australia Rugby test match in Chicago. In addition, TLA was successfully able to develop its portfolio for 2016 by securing an expanded roster of events for this calendar year.

TLA’s USA Sports Marketing business continues to grow with its client base increasing from 207 at December 31, 2014 to 228 at December 31, 2015. There was growth across all portions of the U.S. business, including progress in the rights sales business that TLA established in the last quarter of 2014 and the media advisory business that TLA launched earlier in 2014.

Elite Sports Properties

TLA acquired the business and assets of ESP, an Australian and UK based sports marketing business, for up to $19.5 million in March 2015. The acquisition was part of TLA’s strategy to enhance its organic growth prospects with selective acquisitions that complement TLA’s current activities. The seamless integration of ESP has diversified TLA’s offering and expanded its reach in regions such as Australia and the UK.

ESP’s financial results are reported within the Sports Marketing division. The acquisition increased TLA’s client base by 327 clients (as measured at the time of acquisition) and added key clients such as the Australian Football League, the National Australia Bank, Cricket Australia, Adidas, Rugby World Cup 2015 and a roster of high-quality athletes in the UK and Australia.

Baseball Representation

Revenue in the Baseball Representation division increased by 15% to $15.1 million for the fiscal year ended December 31, 2015 (2014: $13.2 million) and Headline EBITDA was $7.1 million for the fiscal year ended December 31, 2015 (2014: $7.2 million). Gross profit in the Baseball Representation division was $13.8 million for the fiscal year ended December 31, 2015 (2014: $13.1 million). The cost base in this business increased as TLA invested in agents and developed a pipeline of clients while TLA continued to invest in the long term future of the business. These development costs have been expensed during 2015.

TLA negotiated $174 million worth of contracts for player-clients during 2015 (2014: $194 million). The reduction reflects the fact that fewer players in TLA’s portfolio came off contract in 2015. On a four-year cycle, since 2012, TLA has secured over $700 million worth of contracts for clients, giving TLA’s Baseball Representation group excellent forward revenue visibility and predictability of earnings in this division over the short to medium term.

Twenty-two additional baseball players were added to TLA’s client list in 2015, bringing the total baseball client list to 289 (2014: 267). Two recently recruited senior agents are expected to add additional high-quality clients during 2016 and thereafter.

As of December 31, 2015, TLA represented 94 MLB clients (2014: 83) and 195 Minor League baseball (“MiLB”) clients (2014: 184), with 17 MiLB clients moving up to the majors and several older clients retiring. Upon being called-up to Major League Baseball, a player must, with certain exceptions, accrue three years of major league service time before becoming eligible for a market-based salary through the arbitration process. At the expiry of this period they become eligible for market-related salaries via arbitration, and TLA assists its clients to negotiate their salaries through this process in return for fees. TLA’s client base continues to mature with 6 clients (2014: 3) moving into arbitration for 2016.

In March 2016, TLA added two new agents to its baseball representation business. These two new agents brought a further 14 young MLB clients, which increased TLA’s MLB player portfolio to 108.

People

TLA’s staff members are the core of the business, and this is an area of continued focus for TLA. TLA has further enhanced its teams in the divisions TLA started organically, including the events, sponsorship and consulting businesses. TLA Australia has been invaluable in expanding TLA’s events program.

TLA UK won the UK licensing Award for their excellent delivery of the master licensing program for the Rugby World Cup in 2015.

During 2015 in the U.S., TLA was short-listed for the Sports Business Journal Awards’ top-five list of “Best in Talent Representation Agency” in the United States.

Factors Affecting TLA’s Results of Operations

TLA’s results of operations are affected by a number of factors. Some of the more important factors are briefly discussed below.

Acquisitions and Integration

TLA’s growth has been driven by a combination of organic and acquisition growth. It strategy is to continue to grow by acquisition. The choice of acquisition and the subsequent integration of the acquisition into TLA may impact its financial performance. The acquisition and integration of ESP has increased TLA’s revenue, gross profit and Headline EBITDA in 2015 as compared to 2014, while at the same time resulting in an increase in acquisition and integration costs in 2015 as compared to 2014.

Events Calendar

The number and relative size of events that TLA holds each year, together with the role that TLA has in respect of those events, will impact the results of its operations. This can be seen from the 2015 performance where the increase in the events calendar helped to increase TLA’s revenue and gross profit as compared to 2014. Therefore, an increase, or decrease, in the events calendar will impact TLA’s results of operations.

Player Contract Cycle and Player Recruitment

The cycle of TLA portfolio of player contracts can affect the financial performance of TLA. This can be seen with Baseball Representation in 2015 where revenue increases as contracts move through their cycle. This movement can be positive or negative dependant on whether a player is reaching the end of a contract and a future contract may not be as lucrative due to age or the player performance. Therefore, the recruitment and retention of young players’ who may become future MLB stars is an important factor that will impact TLA’s performance.

LTIP and Equity Awards

The award of equity incentives will impact the financial performance of TLA. This can be seen in 2014 and 2015 where the cost of the LTIP awards and cost of the LTIP vesting has been taken as a cost to the income statement.

Acquisition Accounting

TLA’s results of operations will be affected by the accounting for acquisitions including the allocation of the purchase price to intangible assets and the associated amortization thereof charged to the income statement; and the fair value of deferred consideration, for which any changes in estimate are taken to the income statement after the initial measurement period.

Seasonality

In the baseball representation division of the business most of the contracts are negotiated in the off-season period, and most of the revenue from player representation is recognized during the baseball season of April to October. These seasonal factors cause baseball representation revenue to fluctuate. On the other hand, the Sports Marketing division has more diversified streams of revenue and is not subject to significant seasonal fluctuations. Overall, as a result of seasonality, quarterly results of operations and key performance indicators may fluctuate.

Key Financial Definitions

See the section entitled “TLA Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Use of Estimates” beginning on page 110 of this proxy statement for the key financial definitions used by TLA.

Results of Operations

Year Ended December 31, 2015 Compared to Year Ended December 31, 2014

The following table presents operating results for the fiscal years ended December 31, 2015 and December 31, 2014 in absolute terms and expressed as a percentage of total revenue, as compared below:

	Fiscal Year Ended
	2015		2014		Increase / (Decrease)
(Amounts in thousands)	($)	(%)	($)	(%)	($)	(%)
Statement of Operations Data:
Revenue
Baseball Representation	$15,103	33.1	$13,155	63.2	$1,948	14.8
Sports Marketing	30,537	66.9	7,661	36.8	22,876	298.6
Unallocated	-	-	-	-	-	-

Total revenue	45,640	100.0	20,816	100.0	24,824	119.3
Cost of Sales
Baseball Representation	1,348	3.0	25	-	1,323	5,292.0
Sports Marketing	9,291	20.4	-	-	9,291	*
Unallocated	-	-	-	-	-	-

Total Cost of Sales	10,639	23.3	25	-	10,614	42,456.0
Gross Profit	35,001	76.7	20,791	99.8	14,210	68.3

Total Operating Expenses	30,276	66.3	19,275	92.6	11,001	57.1

Operating profit from operations	4,725	10.4	1,516	7.3	3,209	211.6
Finance costs	1,594	3.5	1,285	6.2	309	24.0

Profit before tax	3,131	6.9	231	1.1	2,900	1,255.4
Tax	2,602	5.7	338	1.6	2,264	669.8

Net profit (loss)	$529	1.2	$(107)	(0.5)	$636	594.4

*   N/A

Baseball Representation Revenue

Baseball representation revenue increased by 14.8% to $15.1 million for the fiscal year ended December 31, 2015 (2014: $13.2 million), due to the cycle of TLA’s player contract profile.

TLA negotiated $174 million worth of contracts for player-clients during the fiscal year ended December 31, 2015 (2014: $194 million), and on a four-year cycle, since 2012, TLA has secured over $700 million worth of contracts for clients, giving baseball representation excellent forward revenue visibility and predictability of earnings in this division over the short to medium term.

Sports Marketing Revenue

The Sports Marketing division had a strong year with revenue increasing 299% to $30.5 million for the fiscal year ended December 31, 2015 (2014: $7.7 million). Excluding the acquisition of ESP, revenue increased by 51% to $11.6 million (2014: $7.7 million), which was driven by the increase in events activity and the division’s growth in its client base by 11% to 595 as of December 31, 2015 (2014: 534) excluding the acquisition of ESP.

Cost of Sales

Cost of sales were $10.6 million for the year ended December 31, 2015. The principal component, which represented $10.5 million of the cost of sales for the fiscal year ended December 31, 2015, related to the merchandise business in ESP, which we acquired during 2015.

Gross Profit

The increase of gross profit by $14.2 million reflects the ESP acquisition and also the increase in events activity during 2015.

Operating Expenses

Operating expenses were $30.3 million for the year ended December 31, 2015 compared to $19.3 million for the year ended December 31, 2014. Adjusted operating expenses (operating expenses excluding depreciation, amortization, share-based payments and acquisition and integration costs ) were $21.3 million for the year ended December 31, 2015 compared to $12.0 million for the year ended December 31, 2014. The cost base in the baseball representation business increased as TLA invested in agents and developed a pipeline of clients as TLA continues to build the long-term future of the business. As a result, the baseball representation segment had operating expenses of $6.6 million for the fiscal year ended December 31, 2015, which was a $0.7 million increase as compared to the fiscal year ended December 31, 2014. Sports marketing, on the other hand, saw a markedly higher increase of $8.3 million for the fiscal year ended December 31, 2015 on the back of the ESP acquisition. The balance in the increase of operating expense of $300,000 for the fiscal year ended December 31, 2015 came from administrative expenses at the head office.

With the acquisition of ESP, the amortization of intangibles increased by 21.5% to $5.7 million for the fiscal year ended December 31, 2015 (2014: $4.7 million). The fair value of intangible fixed assets recognized in the purchase price allocation for ESP was $1.9 million.

The depreciation expense for the fiscal year ended December 31, 2015 amounted to $145,000 (2014: $60,000). The $85,000 increase in depreciation is the result of the acquired assets from ESP. Fair value of the ESP acquired property plant and equipment was $285,000 for the fiscal year ended December 31, 2015.

Acquisition and integration costs saw an decrease of $1.3 million during the fiscal year ended December 31, 2015 as compared to the fiscal year ended December 31, 2014; the gain was $0.2 million for the fiscal year ended December 31, 2015 (2014: charge of $1.1 million). Acquisition and integration costs related to the ESP acquisition accounted for $794,000 and $416,000, respectively, while arbitration costs accounted for the balance of $312,000.

The main acquisition-related costs/ (gains) component was the fair value movement on valuation of deferred consideration. The fair value movement reflected a gain of ($2.0 million) for the fiscal year ended December 31, 2015 (2014: expense of $387,000). The loyalty bonus saw no change year-on-year.

The share-based payments relate to TLA’s LTIP, the costs of which are amortized over the life of the LTIP, or upon the vesting of equity awards issued pursuant to the LTIP, if earlier, and is a non-cash item. As a result of the vesting of 13.3 million shares, and the award of 12 million shares under the 2015 LTIP, share-based payments increased to $3.4 million for the fiscal year ended December 31, 2015 (2014: $1.4 million).

Finance costs for the fiscal year ended December 31, 2015 were $1.6 million (2014: $1.3 million), a $309,000 increase. The maturity profile of the secured borrowings saw a significant change. Total borrowings increased by $10.3 million; while the short-term facilities saw a $5 million decrease, long-term debt increased $15.3 million. The movement was due to the acquisition of ESP, which saw TLA refinance and increase its borrowings in January 2015 and extend the maturity of its credit facility to 2020. The other significant non-cash items within finance costs were the amortization of discount on deferred compensation which represented $680,000 in 2015 (2014: $879,000) and amortization of borrowing costs which represented $164,000 in 2015 (2014: $48,000).

The total tax charge for the fiscal year ended December 31, 2015 was $2.6 million (2014: $338,000). The 2015 current tax charge was calculated across the U.S. ($2.3 million), the UK ($465,000) and Australia ($388,000) at the respective rates prevailing in each jurisdiction, while in 2014 TLA was subject to only U.S. taxes (2014: current tax charge was $1.4 million). The deferred tax component saw a year-on-year decrease for the fiscal year ended December 31, 2015 to $548,000 (2014: $1.1 million).

Key Performance Indicators

In assessing the performance of TLA’s business, TLA utilizes a variety of financial and performance measures (the “key performance indicators” or “KPI”). These key measures for determining how its business is performing include Headline EBITDA, Headline EBITDA margin, profit before tax, off-season contracts negotiated, number of net new client wins and debtor collection days.

	Fiscal Year Ended	Fiscal Year Ended
KPI	December 31, 2015	December 31, 2014
Headline EBITDA	$13.7 million	$8.8 million
Headline EBITDA Margin	39%	42%
Profit before tax	$3.1 million	$0.2 million
Off-season contracts negotiated	$174 million	$194 million
Number of net new client wins	83	49
Debtor collection days	60 days	63 days

Reconciliation of Headline EBITDA to Net Profit

TLA believes Headline EBITDA facilitates operating performance comparisons from period to period by isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. These potential differences may be caused by variations in capital structures (affecting interest expense) or tax positions (such as the impact on periods or changes in effective tax rates or net operating losses). TLA also presents Headline EBITDA and Headline EBITDA margin because (i) it believes these measures are frequently used by securities analysts, investors and other interested parties to evaluate companies in its industry, (ii) it believes investors will find these measures useful in assessing its ability to service or incur indebtedness and (iii) it uses Headline EBITDA and Headline EBITDA margin internally as a benchmark to compare performance to that of competitors.

Headline EBITDA and Headline EBITDA Margin

The following table sets forth reconciliations of Headline EBITDA to profit for the year and calculations of Headline EBITDA margin:

	Fiscal Year Ended
	December 31, 2015	December 31, 2014
	(Amounts in thousands)
Profit (loss) for the year	$529	$(107)
Adjustments:
Tax	2,602	338
Finance costs, net	1,594	1,285
Share-based payments	3,409	1,422
Acquisition-related costs	(225)	1,151
Depreciation	145	60
Amortization of intangibles arising on acquisition	5,692	4,684

Headline EBITDA	$13,746	$8,833
Gross margin	$35,001	$20,791
Headline EBIDTA margin	39%	42%

Organic Gross Profit and Organic Gross Profit Growth

The following table sets forth the reconciliation of organic gross profit to gross profit and the calculations of organic gross profit growth:

	Fiscal Year Ended
	December 31, 2015			December 31, 2014
	Total	Acquisitions made during 2015	Organic	Total	Acquisitions made during 2014	Organic
	(Amounts in thousands)
Organic gross profit	$35,001	$9,646	$25,355	$20,791	$-	$20,791
Organic gross profit growth			22%			N/A

Organic Headline EBITDA and Organic Headline EBITDA Growth

The following table sets forth the reconciliation of organic Headline EBITDA to profit for the year and the calculations of organic Headline EBITDA growth:

	Fiscal Year Ended
	December 31, 2015			December 31, 2014
	Total	Acquisitions made during 2015	Organic	Total	Acquisitions made during 2014	Organic
	(Amounts in thousands)
Organic Headline EBITDA	$13,746	$3,542	$10,204	$9,021	$-	$9,021
Organic Headline EBIDTA growth			13%			N/A

Headline EBITDA

Headline EBITDA increased $4.9 million in 2015 due to the acquisition of ESP and the increased events activity and was offset by the investment into additional overheads incurred in baseball representation.

Headline EBITDA Margin

Headline EBITDA Margin decreased in 2015 in comparison to 2014 by 3%, following the acquisition of ESP, which operates at a lower margin than the rest of TLA.

Profit before tax

Profit before tax increased by $2.9 million, which resulted from a combination of higher operating profits of $3.2 million less increased finance costs of $0.3 million.

Off-season Contracts Negotiated

TLA negotiated $174.0 million of off-season contracts during 2015 that was down by $20.0 million in comparison to 2014 but as a factor of the player’s contract cycle.

Number of net new client wins

TLA continues to win clients with 83 being added in 2015 compared to 43 added in 2014.

Debtor collection days

TLA debtors collection days have reduced by 3 days as it continues to ensure that its cash collection is maximized.

Summary of Cash Flows

TLA’s primary sources of liquidity and capital resources have been cash provided from operations, cash and cash equivalents, and its credit facilities. TLA’s primary requirements for liquidity and capital are payments of deferred consideration and acquisitions of subsidiaries, principal and interest payments on debt, and working capital and general corporate needs. Any future acquisitions will be funded, depending on the size of the acquisition, from internal resources, existing facilities, expanded facilities or by using TLA’s shares, as appropriate.

The following table presents summary cash flow information for the periods indicated (in thousands).

	Fiscal Year Ended
	December 31, 2015	December 31, 2014
	(amounts in thousands)
Net cash provided by (used in)
Operating activities	$2,042	$2,980
Investing activities	(9,185)	(1,961)
Financing activities	7,739	409
Net increase (decrease) in cash	$596	$1,428

Cash Flows Provided by Operating Activities

For the fiscal year ended December 31, 2015, net cash provided by operating activities decreased by $938,000 as compared to the fiscal year ended December 31, 2014. Although operating profit for fiscal year 2015 was substantially higher relative to fiscal year 2014, net cash decreased over the same period primarily due to an increase in working capital of $7.0 million as TLA continues to grow, an increase in paid income tax of $1.3 million.

Cash Flows Used in Investing Activities

Cash used in investing activities increased by $7.2 million in the fiscal year ended December 31, 2015 relative to the fiscal year ended December 31, 2014. This increase was predominantly the result of the $6.4 million cash outflow in 2015 for the ESP acquisition, with the balance coming from increased deferred consideration paid of $766,000 and an increase of $40,000 for purchases of property, plant and equipment.

Cash Flows Provided by Financing Activities

Compared to 2014, cash provided by financing activities increased by $7.3 million during the fiscal year ended December 31, 2015. Interest payments were $333,000 higher due to the increase in the nominal value of borrowings. TLA repaid $1.9 million of borrowings during the fiscal year ended December 31, 2015, an increase of $875,000 compared to the fiscal year ended December 31, 2014. As TLA’s repayments increased due to the additional borrowing used to acquire ESP, however, net borrowings in fiscal year 2015 increased by $9.2 million relative to fiscal year 2014 due to the increase in borrowing used to acquire ESP. Lastly, the dividend paid in 2015 was $1.7 million, an increase of $260,000 compared to 2014 ($1.4 million).

Debt and Other Obligations

During fiscal year 2015, TLA secured a new 5 year $35.0 million banking facility in connection with the ESP acquisition. TLA is now funded by a term loan of $18.4 million and a revolving credit facility of $15.0 million of which $4.7 million was drawn at December 31, 2015 (2014: $6.6 million). Of the total borrowings, the amount due for settlement within 12 months is equal to $2.5 million, while the nominal borrowings due for settlement after 12 months amount to $20.3 million.

All borrowings are denominated in U.S. dollars. The other principal features of the Company’s borrowings are as follows:

●	interest is charged at 2.25% above U.S. LIBOR;

●	the facilities are secured by trade receivables and contracted revenue;

●	loan repayments are made quarterly over the life of the loan plus a final bullet repayment at the maturity of the loan; and

●	the facilities are renewable in March 2020.

As of December 31, 2015 TLA had a $15.0 million revolving credit facility, of which $4.7 million was drawn and $10.3 million was unused and available for borrowings.

Hedging Arrangements

On June 30, 2015 TLA entered into an interest rate swap of 1.9% for the period June 30, 2015 to March 4, 2020 for 50% of the outstanding balance of it $20.0 million term loan facility. The swap is an economic hedge of the interest rate expenses relating to TLA’s loans. The contract was fair valued on December 31, 2015 and had a fair value liability of $14,000. In accordance with IAS 39 the profit has been recognized as a credit in the period.

Off-Balance Sheet and Other Arrangements

TLA did not have any other material off-balance sheet arrangements at December 31, 2015, except for operating leases pertaining to a number of office premises.

Contractual Obligations

TLA maintains positive cash resources well above working capital requirements ensuring sufficient available funds for operations, potential expansion or the potential financing of small acquisitions.

The following tables detail TLA’s remaining contractual maturities for its financial liabilities with agreed repayment periods. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which TLA can be required to pay the amounts shown.

(Amounts in thousands)	0-3 months	3 months to 1 year	1-5 years	Impact of Discounting	Total
December 31, 2015
Borrowings	625	1,875	20,554	(303)	$22,751
Deferred consideration	1,600	-	10,766	(1,661)	$10,705
Trade payables	2,435	-	-	-	$2,435
Accruals	7,840	1,945	-	-	$9,785
Current tax payable	-	1,662	-	-	$1,662
Financial derivatives	-	-	14	-	$14
	12,500	5,482	31,334	(1,964)	$47,352
December 31, 2014
Borrowings	-	7,546	5,004	(104)	$12,446
Deferred consideration	2,591	-	9,960	(997)	$11,554
Trade payables	2,332	-	-	-	$2,332
Accruals	1,722	-	750	-	$2,472
Current tax payable	-	961	-	-	$961
Financial derivatives	-	-	27	-	$27
	$6,645	$8,507	$15,741	(1,101)	$29,792

Total borrowings as of December 31, 2015 included bank loans of $18.4 million (2014: $6.0 million), and revolving credit facilities drawn of $4.7 million (2014: $6.6 million). This represents an increase in total borrowings of $10.3 million compared to borrowings of $12.4 million as of December 31, 2014, primarily as a result of the ESP acquisition.

Under the terms of the acquisition agreements in relation to Agency, Legacy, PEG and ESP, TLA has deferred consideration obligations to the vendors of those businesses as set out below:

	Fiscal Year
(Amounts in thousands)	2015	2014
Deferred consideration
Payable in less than one year	1,600	2,591
Payable in one to two years	2,282	2,445
Payable in two to five years	8,484	7,515
Impact of discounting on provisions payable in cash	(1,661)	(997)

Total	$10,705	$11,544

TLA has estimated the fair value of this liability based on the anticipated future Headline EBITDA of each underlying business. This value has then been discounted back to present value using TLA’s weighted average cost of capital of 5.22%.

During the fiscal year ended December 31, 2015, the Company issued $1,311,300 (2014: $0) consideration shares to the vendors of PEG. The cash deferred consideration requires the conversion into cash of the Headline EBITDA underlying the earn-out payment prior to its payment date relating to the underlying business. To the extent this has not been achieved the earn-out is reduced by the cash shortfall.

In addition to the contractual obligations as set out in the table above, TLA has future minimum operating lease payments attributable to a number of office premises, as follows:

	Fiscal Year
(Amounts in thousands)	2015	2014
Operating leases
Within one year	1,021	800
In the second to fifth year	1,329	1,739
After five years	-	-

Total	2,350	$2,539

Critical Accounting Policies and Use of Estimates

The preparation of financial information in conformity with IFRS requires TLA to make certain judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. These estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates under different assumptions or conditions.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods. The board of directors of TLA believes that the most significant area of accounting estimates relates to trade receivables, where clients have not settled in accordance with standard terms and conditions, and the board of directors of TLA has evaluated each balance receivable and made provisions for doubtful debts where appropriate, in accordance with experience of the normal basis on which such balances are settled.

Critical Judgements in Applying TLA’s Accounting Policies

The following are the critical judgements, apart from those involving estimations (which are dealt with separately below), that the board of directors of TLA has made in the process of applying TLA’s accounting policies and that have the most significant effect on the amounts recognized in financial statements.

Revenue recognition

As to revenue generating activities, making the appropriate analysis to record revenue gross, as a principal, or net, as an agent.

Key sources of estimation uncertainty

The key assumptions concerning the future, and other key sources of estimation uncertainty at the reporting period, that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below.

Impairment of goodwill

Determining whether goodwill is impaired requires an estimation of the value in use of the cash-generating units to which goodwill has been allocated. The value in use calculation requires the entity to estimate the future cash flows expected to arise from the cash-generating unit and a suitable discount rate in order to calculate present value. The carrying amount of goodwill at the balance sheet date was $42.2 million. Details of the impairment loss calculation and estimates are set out in note 11.

Valuation and impairment of other intangible assets

Determining the valuation of client relationships and client contracts acquired in an acquisition requires an estimation of anticipated revenues and related operating profits.

During the year, management reconsidered the recoverability of these intangible assets which is included in the balance sheet at $9.0 million. Detailed sensitivity analysis has been carried out and management is confident that the carrying amount of the asset will be recovered in full, even if returns are reduced. This situation will be closely monitored, and adjustments made in future periods if future market activity indicates that such adjustments are appropriate.

Fair value measurements and valuation processes

Some of TLA’s assets and liabilities are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, TLA uses market-observable data to the extent it is available. Where Level 1 inputs are not available, TLA engages third party qualified valuers to perform the valuation. Management works closely with the qualified external valuers to establish the appropriate valuation techniques and inputs to the model. Information about the valuation techniques and inputs used in determining the fair value of various assets and liabilities are disclosed below.

Deferred consideration

Determining the amount payable in respect of deferred contingent consideration requires estimates of future earnings of each acquired business. Details of the deferred consideration calculation are set out in note 18 to TLA’s audited financial statements.

Trade receivables

TLA’s board of directors believes that the most significant area of accounting estimate relates to trade receivables, where clients have not settled in accordance with standard terms and conditions, and, the board of directors has evaluated each balance receivable and made provisions for doubtful debts where appropriate, in accordance with experience of the normal basis on which such balances are settled. TLA’s customers include athletes, talent and large corporations. While TLA is dependent on its most high profile clients the board believe that it has structures in place to mitigate the risk of non-payment. In addition the regulatory framework around Major League Baseball in particular underpins this confidence. Historically there have been few instances of non-payment with late payers settling outstanding balances in an acceptable time frame. The enlarged group has over 470 clients which spread the risk going forward. It is a focus of the Board to closely monitor receivables as part of its KPIs.]

Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

TLA Worldwide plc is exposed to market risk from changes in interest rates on its debt, which bears interest at 2.25% above U.S. LIBOR. As part of the ESP acquisition, a new loan facility of $35.0 million was entered into in the year ended December 31, 2015. TLA’s total borrowings for settlement within 12 months amounted to $2.5 million while TLA’s borrowings due for settlement after 12 months were $20.3 million as at fiscal year-end 2015.

On June 30, 2015, TLA entered into an interest rate swap of 1.9% for the period June 30, 2015 to March 4, 2020 for 50% of the outstanding balance of its $20.0 million term loan facility. The swap is designed to mitigate exposure to fluctuations in interest rates relating to TLA loans. The contract was fair valued on December 31, 2015 and had a fair value liability of $14,000 on that date. In accordance with IAS 39 the profit has been recognized as a credit for the period. Given this interest rate swap, interest rate fluctuations are not currently seen as a material risk to the Company.

Exchange Rate Risk

TLA is significantly based in the U.S. and reports in U.S. dollars. Furthermore, all borrowings are denominated in U.S. dollars. However, with the ESP acquisition, TLA’s currency exposure increased significantly. A large portion of ESP’s revenues are denominated in Australian dollars. Moreover, the ESP acquisition gave rise to a contingent consideration arrangement also payable in Australian dollars. A 10% weakening of Australian dollars against U.S. dollars would have reduced Headline EBITDA by $247,000. A strengthening would broadly have the opposite effect. TLA manages its currency exposure by using forward dollar contracts for known receipts of non-U.S. dollar currency.

Credit Risk

TLA’s customers include athletes, talent and large corporations. While dependant on its most high profile clients the board believe that it has structures in place to mitigate the risk of non-payment. In addition the regulatory framework around Major League Baseball in particular underpins this confidence. Historically there have been few instances of non-payment with late players settling outstanding balances in an acceptable time frame. The enlarged group has 884 clients, which spreads the risk going forward. It is a focus of the board of directors of TLA to closely monitor receivables as part of its KPI.

Share-based Compensation Prior to the Business Combination

In December 2013, the Company entered into a Long Term Incentive Scheme (“LTIP”) with Messrs. Campbell, Principe and Mighty. The First Award under the LTIP was split into three tranches, and the First Award vests when the TLA share price reaches an average of £0.40, £0.50 and £0.60 for a three-month period, respectively. The period for vesting of this award is five years from the Company’s IPO date of December 8, 2011. If the First Award remains unvested after this period, then it expires. The award is forfeited if the employee leaves TLA before the award vests.

In September 2015, a Second Award under the LTIP was made. This was also split into three tranches, and vests when the share price reaches an average of £0.60, £0.70 and £0.80 for a three-month period, respectively. The period for vesting of the Second Award is two years measured from September 30, 2015. If the award remains unvested after this period, then it expires. The award is forfeited if the employee leaves TLA before the award vests.

Details of the LTIP awards outstanding during the fiscal year ended December 31, 2015 are as follows.

No. of share awards
At January 1, 2013	-
Granted during the year	15,893,752
At January 1, 2014 & 2015	15,893,752
Exercised during 2015	(13,295,931)
Granted during 2015	12,000,000

Outstanding at December 31, 2015	14,597,821

The awards outstanding at December 31, 2015 had an exercise price of between £0.01 and £0.03 and a weighted average remaining contractual life of 18 months. The aggregate of the estimated fair values of the First Award is $4.3 million, and the aggregate of the estimated fair values of the second award is $4.6 million. The inputs into the Monte Carlo model, as at the date of the LTIP being entered into are as follows:

	2015	2014
Weighted average exercise price	£0.01-£0.03	£0.01
Expected volatility	15.9-30%	30.0%
Expected life	2-3 years	3 years
Risk-free rate	2.5-4.3%	4.3%

If the First Award hurdle of £0.40 under the LTIP did not vest during the five-year period on the expiry of the LTIP an option over 5,998,683 shares of the Company had been granted to the founders at an exercise price of 1 pence if satisfied by existing shares or 2 pence if satisfied by new shares. As the £0.40 tranche under the First Award has vested during 2015, the option automatically expired.

TLA recognized total expenses of $3.4 million in the fiscal year ended December 31, 2015 (2014: $1.4 million) related to equity-settled share-based payment transactions.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

AAPC expects that the current executive officers of TLA will become executive officers of AAPC following the Business Combination. The following persons are anticipated to be the directors of AAPC, which will be renamed “TLA Worldwide Corp” immediately following the Business Combination.

Name*	Age
Mark Klein	54
Iain H. Abrahams	56
Bart Campbell	45
Michael Principe	45

*  At least two additional non-executive directors will be named after the date of this proxy statement.

Class A Directors

Bart Campbell has been TLA’s Executive Chairman since 2014. From 2009 to 2013, Mr. Campbell was chief operating officer of the sports division of Chime Communications plc, called CSM Sport & Entertainment, which had more than 670 employees in 15 offices across 13 countries and was the fourth largest sports marketing agency globally. He was also a member of the executive board of Chime. Prior to that, he was chief executive officer of the sports marketing and management business Essentially Group plc, which is part of Chime today, starting this role in 2006. During his tenure as CEO of Essentially, Bart grew the business from 20 to 120 professionals with offices in London, Australia, South Africa, New Zealand, India and Japan. He is a former practicing sports and commercial lawyer, with a BA and LLB from Otago University in his native New Zealand. Mr. Campbell was admitted to the bar in 1994 before going on to complete a Masters in Commercial Law (Hons) from Auckland University in 1999. He completed the Advanced Management Program to Harvard Business School in 2010. Mr. Campbell is also Chairman of the Melbourne Storm Rugby Club.

Michael Principe has been TLA’s Chief Executive Officer since 2011. Prior to joining TLA, Mr. Principe served as the Managing Director of Blue Entertainment Sports Television (“BEST”), an industry leader in sports marketing, management and production, which was recently acquired by Lagardére Unlimited. He also served as the Chief Operating Officer for BEST’s parent company, Blue Equity LLC. Prior to joining BEST, Mr. Principe held various executive positions with SFX Sports Group Inc. (“SFX”), including serving as a member of its Executive Committee and serving as Executive Vice President and General Counsel. Mr. Principe has participated in over 35 transactions with an aggregate value in excess of $600 million. Mr. Principe is a graduate of the Washington University School of Law, where he was a Robert & Mary Welborn Scholar. Prior to law school, Mr. Principe received his Bachelor of Arts from Washington University, cum honore, in 1992. He is a member of the New York Bar and the Sports Lawyers Association, and has been named in the Sports Business Journal’s prestigious “Forty Under 40” list.

Class B Directors

Iain H. Abrahams, who became an independent director of AAPC in April 2015, is also a director at Fox Investments Limited, a family office investment company, and its various subsidiaries, where he has worked full time since October 2012. He became a director of Vacuum Furnace Engineering Limited in December 2014 and a director of Dycem Ltd in January 2016. Prior to this, beginning in 1995, Mr. Abrahams joined BZW (later Barclays Capital), where in December 2008 he joined the Executive Committee and was responsible for its Treasury, Liquidity, Principal Investments and Credit Markets sections. In 2011, he became Executive Vice Chairman of Barclays Bank, and chaired its Treasury and Real Estate Committees. He was a partner at Ernst & Young from 1988 to 1992 and was associated with Slaughter & May from 1992 to 1995. He is Treasurer and a Trustee of the Elton John Aids Foundation, a UK registered charity. He has a degree in law from the University of Glasgow and is a member of the Institute of Chartered Accountants of Scotland. We believe Mr. Abrahams is well-qualified to serve on our Board of Directors due to his experience in banking and finance as well as his legal experience.

Mark Klein has been an AAPC independent director since inception. His business activities from January 2010 to the present include his role as a Managing Member of M. Klein & Company, LLC, an investment and holding company, which among other investments, owns the Klein Group, LLC, a registered broker dealer and FINRA member, where he is a Registered Representative and Principal.  He is also an employee of B. Riley Capital Management, LLC (until February 2015 known as MK Capital Advisers, LLC), an SEC registered Investment Advisor which he co-founded and sold in February 2015 to B. Riley Financial, Inc. B. Riley Capital Management, LLC in addition to providing advisory services to high net worth individuals and small institutions, serves as the advisor to the MKCA Opportunity Fund, a fund-of-funds.  In May 2011, Mr. Klein cofounded and joined the Board of Directors of GSV Capital, a business development company focused on equity investments in private growth companies. Mr. Klein has held significant management positions throughout his career, including serving as the Chief Executive Officer and Co-Chairman of the Board of National Holdings Corporation from March 2013 to December 2014.   Mr. Klein was a Board Member of Crumbs Bake Shop, Inc., formerly 57th Street General Acquisition Corp., where he served as the Chief Executive Officer and a Director from April 2010 until May 2011, and thereafter solely as Director until April 2014.  He served as a Director of Great American Group from May 2009 to August 2014, formerly Alternative Asset Management Acquisition Corporation, where he also served as Chief Executive Officer and Director from March 2007 to July 2009. From September 2006 to March 2007 Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc., which is engaged in retail and institutional securities brokerage, investment banking and asset management services. From April 2005 to September 2006 he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Thalmann Financial Services, Inc.  Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were U.S. subsidiaries of the National Bank of Greece from March 2000 to March 2005. Prior to joining NBGI, Mr. Klein was President and Founder of Newbrook Capital Management, Founder and Managing Member of Independence Holdings Partners, LLC, a private equity fund-of-funds company, and Founder and General Partner of Intrinsic Edge Partners, a long/short equity fund. Prior to joining Newbrook, he was a Senior Portfolio Manager for PaineWebber and Smith Barney Shearson. Mr. Klein is a graduate of J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree and Bachelors of Business Administration Degree with high distinction from Emory University. We believe Mr. Klein is well-qualified to serve as a director due to his extensive experience in finance, advisory services, operations, management, investment banking and his wide ranging contacts in those fields.

Class C Directors

The Company expects to appoint two additional non-executive directors as Class C directors after the date of this proxy statement.

Number and Terms of Office of Officers and Directors

AAPC’s board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. Upon the consummation of the Business Combination, the combined company’s directors will be divided among the three classes and are anticipated to be as follows:

●	The Class A directors will be Messrs. Campbell and Principe, with initial terms expiring at our first annual meeting of shareholders.

●	The Class B directors will be Messrs. Klein and Abrahams, with initial terms expiring at the second annual meeting of shareholders.

●	The Class C directors will have initial terms expiring at the third annual meeting of shareholders.

We do not currently intend to hold an annual meeting of shareholders until after we consummate our initial business combination.

AAPC’s officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Memorandum and Articles of Association as it deems appropriate. Our Memorandum and Articles of Association provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.

Committees of the Board of Directors

Upon the closing of the Business Combination, the standing committees of the AAPC Board will consist of an audit committee, a compensation committee and a corporate governance and nominating committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act, as implemented by the rules of the NASDAQ, require that the audit committee and the compensation committee of a listed company be comprised solely of independent directors. The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The rules of NASDAQ require that the audit committee of a listed company be comprised solely of at least three independent directors. Upon consummation of the Business Combination, our newly-appointed board of directors will appoint the members of the audit committee. All of the directors appointed to the audit committee will be persons who we believe qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership, and at least one of the directors appointed to the audit committee will be a person who we believe qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the audit committee, which will be available on our corporate website at www.aapcacq.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Compensation Committee

The rules of NASDAQ require that the compensation committee of a listed company be comprised solely of independent directors. The compensation committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans.

Upon consummation of the Business Combination, our newly-appointed board of directors will appoint the members of the compensation committee. Our board of directors has adopted a written charter for the Compensation Committee, which will be available on our corporate website at www.aapcacq.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee will be responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Upon consummation of the Business Combination, our newly-appointed board of directors will create, and appoint the members of, the corporate governance and nominating committee. We expect that our board of directors will adopt a written charter for the corporate governance and nominating committee, which will be available on our corporate website at www.aapcacq.com upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Notwithstanding the foregoing, no compensation of any kind, including finder’s and consulting fees, will be paid to our initial shareholder, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of the Business Combination, except that we will pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, M. Klein & Co. LLC, an entity affiliated with Mark Klein, and B. Riley & Co. LLC, an entity affiliated with Mark Klein and Jonathan Mitchell, fees for financial advisory services rendered in connection with our identification, negotiation and consummation of the Business Combination.  The amount of the fees we pay to Lepe Partners LLP, M. Klein & Co. LLC, and B. Riley & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

Compensation Committee Interlocks and Insider Participation

None of AAPC’s executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

AAPC has adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics, our audit committee charter and our compensation committee charter as exhibits to the registration statement in connection with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Director and Executive Officer Compensation

As of the date of this proxy statement, the compensation arrangements for the directors and executive officers of the post-Business Combination company have not been determined and are not anticipated to be determined prior to the Closing. Any such arrangements will be reviewed and approved by the compensation committee of the post-Business Combination company and will be publicly disclosed by the post-Business Combination company when such arrangements are approved.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to AAPC regarding (i) the actual beneficial ownership of our shares as of July 19, 2016 (pre-Business Combination) and (ii) expected beneficial ownership of our ordinary shares immediately following consummation of the Business Combination (post-Business Combination), assuming that no TLA shareholders elect to receive cash consideration and either no ordinary shares of AAPC are redeemed or, alternatively, that the maximum number of ordinary shares of AAPC are redeemed by:

●	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our ordinary shares;

●	each of our current executive officers and directors;

●	each person who will become an executive officer or director of the Company post-Business Combination; and

●	all executive officers and directors of the Company as a group pre-Business Combination and post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

The beneficial ownership of our ordinary shares pre-Business Combination is based on 10,387,813 ordinary shares issued and outstanding as of July 19, 2016. The expected beneficial ownership of ordinary shares post-Business Combination assuming none of our ordinary shares are redeemed has been determined based upon the following: the maximum number of TLA shareholders elects to receive cash under the Partial Cash Alternative, no AAPC shareholder has exercised its redemption rights to receive cash from the Trust Account in exchange for shares of AAPC, and there will be an aggregate of 17,622,794 ordinary shares of AAPC issued and outstanding at Closing. The expected beneficial ownership of ordinary shares post-Business Combination has been determined based on the following: the maximum number of TLA shareholders elects to receive cash under the Partial Cash Alternative, AAPC shareholders (excluding shareholders listed in the table below) have exercised their redemption rights to receive cash from the Trust Account in exchange for 3,635,735 shares of AAPC and there will be an aggregate of 13,987,059 shares issued and outstanding at Closing.

	Before the Business Combination		After the Business Combination
			Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Outstanding AAPC Ordinary Shares	Shares Beneficially Owned	Percentage of Outstanding AAPC Ordinary Shares Owned	Shares Beneficially Owned	Percentage of Outstanding AAPC Ordinary Shares Owned
AAP Sponsor (PTC) Corp. (our Sponsor)(2)	2,700,313	26.0%	2,700,313	15.3%	2,700,313	19.3%
Jonathan Goodwin(2)(3)	739,673	7.1%	739,673	4.2%	739,673	5.3%
Waheed Alli(4)	355,584	3.4%	355,584	2.0%	355,584	2.5%
Jonathan Mitchell(2)(5)	25,000	* %	25,000	* %	25,000	* %
Mark Klein(2)(6)	275,649	2.7%	275,649	1.6%	275,649	2.0%
Iain Abrahams(7)	731,407	7.0%	731,407	4.2%	731,407	5.2%
John Service(8)	15,500	* %	15,500	* %	15,500	* %
Dan Winston(9)	5,000	* %	5,000	* %	5,000	* %
All directors and officers as a group (7 individuals)	2,147,813	20.7%	2,147,813	12.2%	2,147,813	15.4%
Polar Asset Management Partners Inc.(10)	1,327,732	12.8%	1,327,732	7.5%	1,327,732	9.5%
Silver Rock Financial LLC(11)	754,907	7.3%	754,907	4.3%	754,907	5.4%
Weiss Asset Management LP(12)	1,025,100	9.9%	1,025,100	5.8%	1,025,100	7.3%
Bart Campbell	-	* %	986,607	5.6%	986,607	7.1%
Michael Principe	-	* %	926,004	5.3%	926,004	6.6%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 590 Madison Avenue, New York, New York 10022.
(2)	The sole directors of our Sponsor who exercise voting and dispositive control over the shares held by our Sponsor are Messrs. Goodwin, Klein and Mitchell. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Sponsor. Based upon the foregoing analysis, no individual director of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Each of AAPC’s directors and officer’s AAPC shares are held by Sponsor.
(3)	Lepe Partners LLP, an affiliate of Mr. Goodwin, through a trust relationship with our Sponsor, has a pecuniary interest in 530,204 of our founder shares. Mr. Goodwin, through a trust relationship with our Sponsor, has a pecuniary interest in 209,469 of the private placement shares.
(4)	Through a trust relationship with our Sponsor, Lord Alli has a pecuniary interest in 255,584 of our founder shares and 100,000 of the private placement shares.
(5)	Through a trust relationship with our Sponsor, Mr. Mitchell has a pecuniary interest in 25,000 of our founder shares.

(6)	M. Klein & Company, LLC, an affiliate of Mr. Klein, through a trust relationship with our Sponsor, has a pecuniary interest in 200,694 of our founder shares and 75,000 of the private placement shares.
(7)	Fox Investments Limited, an affiliate of Mr. Abrahams, through a trust relationship with our Sponsor, has a pecuniary interest in 523,438 of our founder shares and 207,969 of the private placement shares.
(8)	Through a trust relationship with our Sponsor, Mr. Service has a pecuniary interest in 12,000 of our founder shares and 3,500 of the private placement shares.
(9)	Through a trust relationship with our Sponsor, Mr. Winston has a pecuniary interest in 5,000 of our founder shares.
(10)	According to a Schedule 13G/A filed with the SEC on May 31, 2016 on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws on Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(11)

Following an internal reorganization, all of the 622,076 Ordinary Shares previously held by SRF-LLC were contributed in an in-kind distribution to Silver Rock Opportunistic Credit Fund LP, a Cayman Islands limited partnership (“Master Fund”), and SRF-LP entered into an investment management agreement with Master Fund, which provides that SRF-LP shall have the exclusive power to vote and dispose of the Ordinary Shares held directly by Master Fund. SRF-LLC no longer has beneficial ownership of any Ordinary Shares. Mounte holds directly 132,831 Ordinary Shares. SRF-LP has entered into an investment management agreement with Mounte, which provides that, for a period of two years, SRF-LP shall have the exclusive power to vote and dispose of the Ordinary Shares held directly by Mounte. Mounte no longer has beneficial ownership of any Ordinary Shares. As a result of the foregoing, SRF-LP may be deemed to be the beneficial owner of the 622,076 Ordinary Shares held directly by Master Fund and the 132,831 Ordinary Shares held directly by Mounte. SRF-GP is the general partner of SRF-LP and, in such capacity, may be deemed to share beneficial ownership of all of the Ordinary Shares owned beneficially by SRF-LP.

Mr. Carl Meyer was the Chief Investment Officer of SRF-LLC and in such capacity previously reported beneficial ownership of the Ordinary Shares held directly by each of SRF-LLC and Mounte. Mr. Meyer is the sole member of SRF-GP and as a result controls the investment activities of SRF-GP and SRF-LP, and in such capacity Mr. Meyer may be deemed to share beneficial ownership of all of the 754,907 Ordinary Shares owned beneficially by SRF-GP and SRF-LP. The 754,907 Ordinary Shares that may be deemed to be beneficially owned by SRF-GP, SRF-LP and Mr. Meyer represent 7.3% of the outstanding Ordinary Shares, based upon 10,387,813 Ordinary Shares outstanding as of May 13, 2016, as reported on the Issuer’s Quarterly Report on Form 10-Q filed May 13, 2016. Mr. Ralph Finerman previously served on the Investment Committee of SRF-LLC and serves as the manager of Mounte, and in such capacities previously reported beneficial ownership of the Ordinary Shares held directly by each of SRF-LLC and Mounte. Mr. Finerman no longer has beneficial ownership of any Ordinary Shares.

(12)	According to a filing made pursuant to Rule 8.3 of the Takeover Code on May 6, 2016 on behalf of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), and its affiliates. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership. The business address of this shareholder is 222 Berkeley St., 16th Floor, Boston, Massachusetts 021169.

PRICE RANGE OF SECURITIES AND DIVIDENDS

AAPC

Price Range of AAPC Securities

AAPC’s equity securities trade on NASDAQ under the symbol “AAPC”. On May 2, 2016, the date before AAPC and TLA issued their Rule 2.7 Announcement, AAPC’s ordinary shares closed at $10.30. The following table includes the high and low sales prices for AAPC’s ordinary shares for the periods presented. Prior to April 29, 2015, there was no established public trading market for AAPC’s ordinary shares.

	AAPC Ordinary Shares
	High	Low
2015
First Quarter	*	*
Second Quarter (from April 29, 2015)	$10.39	$10.15
Third Quarter	$10.23	$10.15
Fourth Quarter	$10.37	$10.10
2016
First Quarter	$10.07	$10.45
Second Quarter	$10.25	$10.44

*	The high and low trade prices per share of AAPC’s ordinary shares are not reflected for the First Quarter 2015 because the ordinary shares did not begin trading until April 29, 2015.

Dividends

AAPC has not paid any cash dividends on its shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of a business combination. The payment of any cash dividends subsequent to completion of the Business Combination will be within the discretion of our board of directors at such time. In addition, our board of directors is not currently contemplating and does not anticipate declaring any share dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants that we may agree to in connection therewith.

TLA

Price Range of TLA Securities

TLA is currently quoted on the London Stock Exchange plc’s AIM market under the symbol “TLA.L”. On March 23, 2016, the date before AAPC and TLA issued their Rule 2.4 Announcement regarding a possible offer, TLA’s ordinary shares closed at 42.3 pence. The following table includes the high and low sales prices for TLA’s ordinary shares for the periods presented in British pounds.

	TLA Ordinary Shares
	High	Low
2015
First Quarter	0.4375	0.365
Second Quarter	0.465	0.4275
Third Quarter	0.5975	0.455
Fourth Quarter	0.59	0.435
2016
First Quarter	0.565	0.41
Second Quarter	0.57	0.545

Dividend Policy of TLA

TLA has a progressive dividend policy which the TLA board of directors reviews in accordance with its financial resources.

Dividend Policy of the Company Following the Business Combination

Following completion of the Business Combination, the combined company’s board of directors will consider whether or not to institute a dividend policy. It is the present intention of the combined company to assess its ability to declare dividends in light of its capital structure and earnings immediately following the closing.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AAPC Related Person Transactions

On January 15, 2015, our Sponsor purchased 2,156,250 founder shares for an aggregate purchase price of $25,000, or approximately $0.012 per share. On May 4, 2015, 234,375 of such shares were forfeited because the over-allotment option related to our initial public offering was not exercised in full.

Our Sponsor purchased an aggregate of 778,438 ordinary shares at a price of $10.00 per share ($7,784,380 in the aggregate) in private placements that closed simultaneously with the closing of our initial public offering and the over-allotment closing. The private placement shares may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

If any of our officers or directors (other than our independent directors) becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Mark D. Klein, one of our independent directors, has agreed to provide, at no cost to us, office space and general administrative services.

No compensation of any kind, including finder’s and consulting fees, will be paid to our Sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination, except that we will pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, M. Klein & Co. LLC, an entity affiliated with Mark Klein, and B. Riley & Co. LLC, and entity affiliated with Mark Klein and Jonathan Mitchell, fees for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination, which will not be made from the proceeds held in the Trust Account prior to the completion of the Business Combination.  The amount of any fee we pay to Lepe Partners LLP, M. Klein & Co. LLC, and B. Riley & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

Prior to our initial public offering, Lepe Partners LLP, an affiliate of our Chief Executive Officer and President, loaned and advanced to us a total of $162,633 to be used for a portion of the expenses of such offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of our initial public offering.

In March 2016, certain of the Company’s directors verbally agreed to advance us an aggregate of $500,000 in order to finance transaction costs in connection with the Business Combination. In April and May 2016, we received an aggregate of $500,000 of advances. The advances are non-interest bearing, unsecured and will not be repaid until the completion of the Business Combination.

In addition, in order to finance transaction costs in connection with the Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete the Business Combination, we would repay such loaned amounts. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. These shares would be identical to the private placement shares. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

After completion of the Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the post-Business Combination company.

Pursuant to a registration rights agreement we entered into with our initial shareholder and the initial purchaser of the private placement shares upon the closing of our initial public offering, and holders of shares issuable upon conversion of working capital loans subsequent thereto, we may be required to register certain securities for sale under the Securities Act. These holders are entitled under the registration rights agreement to make up to three demands that we register certain of our securities held by them for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders have the right to include their securities in other registration statements filed by us. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until the securities covered thereby are released from their lock-up restrictions, as described herein. We will bear the costs and expenses of filing any such registration statements.

Policies and Procedures for Related Person Transactions

Effective upon the consummation of the Business Combination, our board of directors will adopt a written related person transaction policy that will set forth the policies and procedures for the review and approval or ratification of related person transactions. Our policy will require that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our [general counsel] any “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) in which such related person has or will have a direct or indirect material interest and all material facts with respect thereto. The [general counsel] will promptly communicate such information to our audit committee or another independent body of our board of directors. No related person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our board of directors. It is our policy that directors interested in a related person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by our audit committee or another independent body of our board of directors in determining whether or not to approve or ratify a related person transaction and we accordingly anticipate that these determinations will be made in accordance with the laws of the British Virgin Islands.

LEGAL MATTERS

The validity of the AAPC shares to be issued in the Business Combination will be passed upon by Gibson, Dunn & Crutcher LLP and Ogier. Ogier has provided legal services to AAPC in the past regarding matters unrelated to the Business Combination.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Representatives of our independent registered public accounting firm, Marcum LLP, will be present at the Special Meeting. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

If the Business Combination is completed, the board of directors of the post-Business Combination company will select an auditor as soon as reasonably practicable following the closing to audit the financial statements of the post-Business Combination company.

The financial statements of Atlantic Alliance Partnership Corp. as of December 31, 2015 and for the period from January 14, 2015 (inception) through December 31, 2015 appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing .

INDEPENDENT AUDITORS  OF TLA WORLDWIDE PLC

The consolidated financial statements of TLA Worldwide PLC at December 31, 2015 and 2014, and for the years then ended included elsewhere in this proxy statement have been audited by Deloitte LLP, Independent Auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to the restatement as discussed in Note 32 to the consolidated financial statements). Such consolidated financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO AAPC SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that we deliver single copies of the proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 590 Madison Avenue, New York, NY 10022, telephone: (212) 409-2434.

SUBMISSION OF SHAREHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the Special Meeting.

FUTURE SHAREHOLDER PROPOSALS

If the Business Combination is completed, you will be entitled to attend and participate in the Company’s annual meetings of shareholders. If we hold a 2016 annual meeting of shareholders, we will provide notice of or otherwise publicly disclose the date on which the 2016 annual meeting will be held. If the 2016 annual meeting of shareholders is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement and form of proxy for the Company’s 2016 annual meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act.

RESPONSIBILITY STATEMENT REQUIRED BY THE UNITED KINGDOM TAKEOVER CODE

Each of the directors of AAPC accepts responsibility for the information contained in this document relating to AAPC and the AAPC directors and their immediate families and related trusts. To the best of the knowledge and belief of AAPC’s directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read AAPC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

[_______]

Atlantic Alliance Partnership Corp.

590 Madison Avenue

New York, NY 10022

Tel: (212) 409-2434

E-mail: [___________]

You may also obtain these documents by requesting them in writing or by telephone from AAPC’s proxy solicitation agent at the following address and telephone number:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms Call: (203) 658-9400

Stockholders Call Toll Free: (800) 662-5200

If you would like to request documents from us, please do so by [●], 2016, to receive them before the Special Meeting. If you request any documents from us, we will provide them, without charge, by first class mail or equally prompt means, within one business day of receipt of such request (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates). A list of shareholders will be available for inspection by shareholders of record during business hours at AAPC’s corporate headquarters at 590 Madison Ave., New York, New York 10022, for five business days prior to the Special Meeting and will also be available for review at the Special Meeting or any reconvenings thereof.

All information contained or incorporated by reference in this proxy statement relating to AAPC has been supplied by AAPC, and all such information relating to TLA has been supplied by TLA. Information provided by either AAPC or TLA does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of AAPC for the special meeting of AAPC’s shareholders. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or TLA that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

Atlantic Alliance Partnership Corp.	Page

For the Three Months Ended March 31, 2016 (Unaudited)

Condensed Balance Sheets as of March 31, 2016 and December 31, 2015	F-2
Condensed Statements of Operations for the three months ended March 31, 2016 and for the period from January 14, 2015 (inception) through March 31, 2015	F-3
Condensed Statements of Cash Flows for the three months ended March 31, 2016 and for the period from January 14, 2015 (inception) through March 31, 2015	F-4
Notes to Condensed Financial Statements	F-5

For the Period Beginning January 14, 2015 (Inception) Through December 31, 2015

Report of Independent Registered Public Accounting Firm	F-14
Balance Sheet as of December 31, 2015	F-15
Statements of Operations for the period from January 14, 2015 (inception) through December 31, 2015	F-16
Statement of Changes in Shareholders’ Equity for the period from January 14, 2015 (inception) through December 31, 2015	F-17
Statements of Cash Flows for the period from January 14, 2015 (inception) through December 31, 2015	F-18
Notes to the Financial Statements	F-19

F-1

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Condensed Balance Sheets

	March 31, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$291,491	$357,077
Prepaid expenses	152,901	157,960
Total Current Assets	444,392	515,037

Cash and marketable securities held in Trust Account	80,792,886	80,764,435
TOTAL ASSETS	$81,237,278	$81,279,472

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities – Accounts payable and accrued expenses	$284,413	$37,700
Deferred underwriting fees	2,690,625	2,690,625
Total Liabilities	2,975,038	2,728,325

Commitments
Ordinary shares subject to possible redemption 6,970,954 and 7,000,909 shares at redemption value as of March 31, 2016 and December 31, 2015, respectively	73,262,239	73,551,146

Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	-	-
Ordinary shares, no par value; unlimited shares authorized; 3,416,859 and 3,386,904 shares issued and outstanding (excluding 6,970,954 and 7,000,909 shares subject to possible redemption) as of March 31, 2016 and December 31, 2015, respectively	5,514,839	5,225,932
Accumulated deficit	(514,838)	(225,931)
Total Shareholders’ Equity	5,000,001	5,000,001

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$81,237,278	$81,279,472

The accompanying notes are an integral part of the condensed financial statements.

F-2

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Condensed Statements of Operations

(Unaudited)

	Three Months Ended March 31, 2016	For the Period from January 14, 2015 (inception) through March 31, 2015

Operating and formation costs	$317,358	$3,240
Loss from operations	(317,358)	(3,240)

Other income:
Interest income	28,451	-
Net Loss	$(288,907)	$(3,240)

Weighted average shares outstanding, basic and diluted	3,386,904	1,875,000
Basic and diluted net loss per common share	$(0.09)	$(0.00)

The accompanying notes are an integral part of the condensed financial statements.

F-3

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Condensed Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31, 2016	For the Period from January 14, 2015 (inception) through March 31, 2015

Cash Flows from Operating Activities:
Net loss	$(288,907)	$(3,240)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(28,451)	-
Changes in operating assets and liabilities:
Prepaid expenses	5,059	-
Accounts payable and accrued expenses	246,713	3,240
Net cash used in operating activities	(65,586)	-

Cash Flows from Financing Activities:
Proceeds from issuance of ordinary shares to initial shareholder	-	25,000
Payment of offering costs	-	(15,023)
Net cash provided by financing activities	-	9,977

Net Change in Cash and Cash Equivalents	(65,586)	9,977
Cash and Cash Equivalents – Beginning	357,077	-
Cash and Cash Equivalents – Ending	$291,491	$9,977

Non-cash investing and financing activities:
Payment of offering costs through issuance of related party promissory note	$-	$95,938
Change in value of ordinary shares subject to possible redemption	$288,907	$-

The accompanying notes are an integral part of the condensed financial statements.

F-4

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Atlantic Alliance Partnership Corp. (the “Company”) is a blank check company incorporated in the British Virgin Islands on January 14, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar initial business combination with one or more businesses or entities (“Business Combination”).

At March 31, 2016, the Company had not yet commenced any operations. All activity through March 31, 2016 related to the Company’s formation, its Initial Public Offering, which is described below, and identifying a target company for a Business Combination.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on April 28, 2015. On May 4, 2015, the Company consummated the Initial Public Offering of 7,687,500 ordinary shares, no par value per share (“Public Shares”), which includes a partial exercise by the underwriters of their over-allotment option of 187,500 ordinary shares, at $10.00 per Public Share, generating gross proceeds of $76,875,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 778,438 ordinary shares (the “Private Placement Shares”) at a price of $10.00 per share in a private placement to the Company’s sponsor, AAP Sponsor (PTC) Corp., a British Virgin Islands company (“AAP Sponsor”), generating gross proceeds of $7,784,380, which is described in Note 4.

Transaction costs amounted to $5,907,302, consisting of $2,690,625 of underwriting fees, $2,690,625 of deferred underwriting fees (which are held in the Trust Account (defined below)) and $526,052 of Initial Public Offering costs. In addition, as of March 31 2016, $291,491 of cash was held outside of the Trust Account and was available for working capital purposes.

Following the closing of the Initial Public Offering on May 4, 2015, an amount of $80,718,750 ($10.50 per Public Share) from the net proceeds of the sale of the Public Shares in the Initial Public Offering and the Private Placement Shares was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Shares, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Public Shares are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The per-share price of the Public Shares to be redeemed (initially $10.50 per Public Share), payable in cash, will be equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of a Business Combination including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, divided by the number of then outstanding Public Shares. The per-share amount to be distributed to investors who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. The Company’s initial shareholder has agreed to waive its redemption rights with respect to its founder shares (as defined in Note 5), Private Placement Shares and Public Shares in connection with the completion of a Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination.

F-5

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will complete a Business Combination only if a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination. Each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholder has agreed to vote its founder shares, Private Placement Shares and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination.

If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions in connection with a Business Combination pursuant to the tender offer rules, the Company’s Amended Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in the Initial Public Offering (“Excess Shares”). However, the Company would not be restricting the shareholders’ ability to vote all of their shares (including Excess Shares) for or against a Business Combination.

If the Company is unable to complete a Business Combination by November 4, 2016 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of the laws of the British Virgin Islands and other applicable law.

The initial shareholder has agreed to waive its rights to liquidating distributions from the Trust Account with respect to its founder shares and Private Placement Shares if the Company fails to complete a Business Combination during the Combination Period. However, if the initial shareholder acquires Public Shares in or after the Initial Public Offering, it will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.50 per Public Share initially held in the Trust Account. In order to protect the amounts held in the trust account, Messrs. Jonathan Goodwin, Mark Klein, Waheed Alli and Jonathan Mitchell, the Company’s management team, have agreed that they will be jointly and severally liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then Messrs. Goodwin, Klein, Alli and Mitchell will not be responsible to the extent of any liability for such third party claims.

F-6

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

NOTE 2. LIQUIDITY AND GOING CONCERN

As of March 31, 2016, the Company had $291,491 in its operating bank accounts, $80,792,886 in cash and securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital of $159,979. As of March 31, 2016, $63,937 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations. Since inception, the Company has not withdrawn any interest income from the Trust Account.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company may need to raise additional capital through loans or additional investments from AAPC Sponsor, its stockholders, officers, directors, or third parties. In March 2016, certain of the Company’s directors verbally agreed to advance the Company $125,000 each, for an aggregate of $500,000, to fund its expenses prior to a Business Combination (see Note 5). As of March 31, 2016, there were no advances outstanding. The Company received an aggregate of $500,000 in advances in April and May 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a Business Combination. Additionally, the Company’s officers and directors and AAPC Sponsor may, but are not obligated to, loan the Company additional funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs (“Working Capital Loans”). Up to $1,000,000 of Working Capital Loans may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender.

Other than as described above, none of the stockholders, officers or directors, AAPC Sponsor or third parties is under any obligation to advance funds to, or to invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the period from January 14, 2015 (inception) through December 31, 2015 as filed with the SEC on March 23, 2016, which contains the audited financial statements and notes thereto, together with Management’s Discussion and Analysis. The financial information as of December 31, 2015 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the period from January 14, 2015 (inception) through December 31, 2015. The interim results for the three months ended March 31, 2016 are not necessarily indicative of the results to be expected for the year ending December 31, 2016 or for any future interim periods.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

F-7

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2016.

Cash and marketable securities held in Trust Account

The amounts held in the Trust Account represent substantially all of the proceeds of the Initial Public Offering and the concurrent private placement and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination. As of March 31, 2016, cash and marketable securities held in the Trust Account consisted of $80,792,886, inclusive of interest earned, in United States Treasury Bills with a maturity date of 180 days or less.

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 31, 2016 and December 31, 2015, ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Net loss per share

The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. Weighted average shares as of March 31, 2015 were reduced for the effect of an aggregate of 281,250 ordinary shares that were subject to forfeiture if the over-allotment option was not exercised by the underwriters. Ordinary shares subject to possible redemption at March 31, 2016 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. At March 31, 2016 and 2015, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

F-8

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of March 31, 2016, there were no amounts accrued for interest and penalties. There were no unrecognized tax benefits as of March 31, 2016. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At March 31, 2016, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering, AAP Sponsor purchased an aggregate of 778,438 Private Placement Shares at a purchase price of $10.00 per share from the Company in a private placement. The proceeds from the Private Placement Shares were added to the net proceeds from the Initial Public Offering held in the Trust Account.

If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Shares will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law). The Private Placement Shares are identical to the founder shares, except that AAP Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares until the date that is 30 days after the date the Company completes a Business Combination.

F-9

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On January 15, 2015, the Company issued 2,156,250 ordinary shares to the AAP Sponsor (the “founder shares”) for an aggregate purchase price of $25,000. The 2,156,250 founder shares included an aggregate of up to 281,250 shares subject to forfeiture by the initial shareholder (or its permitted transferees) on a pro rata basis depending on the extent to which the underwriters’ over-allotment option was exercised. As a result of the underwriters’ election to exercise their over-allotment option to purchase 187,500 ordinary shares on May 4, 2015 (see Note 6), 46,875 founder shares were no longer subject to forfeiture.

The remaining portion of the underwriters’ over-allotment was extinguished; accordingly, 234,375 founder shares were forfeited. The founder shares are identical to the Public Shares sold in the Initial Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) the initial shareholder has agreed (i) to waive its redemption rights with respect to its founder shares, Private Placement Shares and Public Shares purchased during or after the Initial Public Offering in connection with the completion of a Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to its founder shares and Private Placement Shares if the Company fails to complete a Business Combination within the Combination Period.

The founder shares may not be transferred, assigned or sold until one year after the date of the consummation of a Business Combination or earlier if, subsequent to a Business Combination, (i) the last sale price of the Company’s ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property (the “Lock-Up Period”).

Related Party Advances and Loans

In March 2016, certain of the Company’s directors verbally agreed to advance the Company an aggregate of $500,000 in order to finance transaction costs in connection with a Business Combination. As of March 31, 2016, no amounts were outstanding under the advances. The Company received an aggregate of $500,000 in advances in April and May 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a Business Combination.

Other than as described above, AAP Sponsor or an affiliate of AAP Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds held in the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Up to $1,000,000 of Working Capital Loans may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the Private Placement Shares. The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans.

Related Party Business Combination Expenses

Certain of the Company’s directors have incurred expenses in connection with a potential Business Combination. In the event of a successful Business Combination, the amount of such expenses to be reimbursed will be determined in light of all the facts and circumstances at that point in time. Management is unable to determine the amount of the expenses to be reimbursed at this time.

F-10

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

NOTE 6. COMMITMENTS & CONTINGENCIES

Transaction Fee Arrangement

On January 8, 2016, the Company entered into an arrangement with a law firm for legal services to be provided in connection with preliminary work on a proposed Business Combination. In the event of a completed Business Combination, the Company’s liability will be approximately $1,000,000. If the proposed Business Combination does not occur, the Company would be required to pay 65% of incurred time. As of March 31, 2016, the Company incurred approximately $312,000 of fees, of which approximately $203,000 is included in accounts payable and accrued expenses in the accompanying condensed balance sheet and $109,000 has not been accrued since it is contingent upon the closing of the proposed Business Combination.

Registration Rights

Pursuant to a registration rights agreement entered into on April 28, 2015 with the holders of the founder shares and Private Placement Shares, the holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities and shares that may be issued upon conversion of Working Capital Loans. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock-Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional ordinary shares to cover over-allotments, if any, at the Initial Public Offering price. On May 4, 2015, simultaneously with the consummation of the Initial Public Offering, the underwriters elected to exercise their over-allotment option to purchase 187,500 ordinary shares at a purchase price of $10.00 per share. The remaining option to purchase up to 937,500 ordinary shares was extinguished and unexercised by the underwriters.

The underwriters are entitled to an underwriting discount of 7.0%, or $5,381,250, of which three and one-half percent (3.5%), or $2,690,625, was paid in cash at the closing of the Initial Public Offering on May 4, 2015, and up to three and one-half percent (3.5%), or $2,690,625, has been deferred. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. SHAREHOLDERS’ EQUITY

Preferred Shares - The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Amended Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At March 31, 2016, there are no preferred shares designated, issued or outstanding.

F-11

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

Ordinary Shares - The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At March 31, 2016 there were 3,416,859 ordinary shares issued and outstanding (excluding 6,970,954 ordinary shares subject to possible redemption).

NOTE 8. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2016 and December 31, 2015, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2016	December 31, 2015
Assets:
Cash and marketable securities held in Trust Account	1	$80,792,886	$80,764,435

F-12

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2016

(Unaudited)

NOTE 9. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Other than as described below, the Company did not identify subsequent events that would have required adjustment or disclosure in the financial statements.

TLA Business Combination

On May 3, 2016, the Company issued an announcement stating that the Board of Directors of the Company and TLA Worldwide plc, a public limited company registered in England and Wales (“TLA”), have reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA (the “TLA Business Combination”). In connection with the TLA Business Combination, the Company intends to acquire all outstanding shares of TLA in a cash and stock transaction.

Pursuant to the terms of the TLA Business Combination, TLA shareholders will ultimately be entitled to receive 10 ordinary shares of the Company for each 107 TLA shares held. A partial cash alternative up to a maximum aggregate amount of $60 million will be made available to TLA shareholders pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA share (subject to scale-back in accordance with the terms of the partial cash alternative) instead of some or all of the Company’s ordinary shares to which they would otherwise be entitled to receive.

The TLA Business Combination will be conditioned upon, among other things, (i) approval of the TLA Business Combination and the issuance of the Company’s ordinary shares to the shareholders of TLA in connection with the TLA Business Combination by holders of at least a majority of the votes of the Company’s ordinary shares entitled to vote thereon which are voted at the Company’s special meeting, (ii) approval of the Company’s proposed Amended & Restated Articles of Association (the “Amendment”) by holders of at least 65% of the Company’s ordinary shares which are voted at the Company’s special meeting, (iii) the Company receiving redemption requests in respect of not more than 3,635,735 ordinary shares of the Company (or such higher number of ordinary shares as the Company’s board of directors may determine having regard to elections made for the partial cash alternative) in connection with the Amendment and the TLA Business Combination, (iv) approval of the transaction by a majority in number of TLA shareholders who vote at the TLA shareholder meeting and who represent at least 75% of the shares voted, (v) approval of special resolutions related to the TLA Business Combination by TLA shareholders representing at least 75% of the shares voted at a further general meeting of TLA shareholders, and (vi) the sanction of the transaction by the High Court of Justice in England and Wales. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the TLA Business Combination will be completed in 2016.

Credit Agreement

On May 2, 2016, the Company, as borrower, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, entered into a Credit Agreement (the “Credit Agreement”), which provides for senior secured credit facilities comprised of delayed draw term loans in an aggregate principal amount equal to $24,500,000.  Borrowings under the Credit Agreement will be used to pay cash amounts due to TLA shareholders in connection with the TLA Business Combination and to pay the Company’s fees and expenses incurred in connection therewith, and no amounts will be drawn by the Company under the Credit Agreement until completion of the proposed TLA Business Combination.

F-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders

of Atlantic Alliance Partnership Corp.

We have audited the accompanying balance sheet of Atlantic Alliance Partnership Corp. (the “Company”) as of December 31, 2015 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from January 14, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Alliance Partnership Corp. as of December 31, 2015, and the results of its operations and its cash flows for the period from January 14, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP

New York, NY

March 22, 2016

F-14

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Balance Sheet

As of December 31, 2015

ASSETS
Current Assets
Cash and cash equivalents	$357,077
Prepaid expenses	157,960
Total Current Assets	515,037

Cash and securities held in Trust Account	80,764,435

TOTAL ASSETS	$81,279,472

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities – Accounts payable and accrued expenses	$37,700
Deferred underwriting fees	2,690,625
Total Liabilities	2,728,325

Commitments
Ordinary shares subject to possible redemption, 7,000,909 shares at redemption value	73,551,146

Shareholders' Equity
Preferred shares, no par value; unlimited shares authorized, none issued and outstanding	-
Ordinary shares, no par value; unlimited shares authorized; 3,386,904 shares issued and outstanding (excluding 7,000,909 shares subject to possible redemption)	5,225,932
Accumulated deficit	(225,931)
Total Shareholders' Equity	5,000,001

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$81,279,472

The accompanying notes are an integral part of the financial statements.

F-15

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Statements of Operations

For the Period from January 14, 2015 (inception) through December 31, 2015

Operating costs	$271,616
Loss from operations	$(271,616)

Other income:
Unrealized gain on securities held in Trust Account	10,199
Interest income	35,486
Net Loss	$(225,931)

Weighted average shares outstanding, basic and diluted	2,902,196
Basic and diluted net loss per share	$(0.08)

The accompanying notes are an integral part of the financial statements.

F-16

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Statement of Changes in Shareholders’ Equity

For the period from January 14, 2015 (inception) through December 31, 2015

	Ordinary Shares		Accumulated	Total Shareholders'
	Shares	Amount	Deficit	Equity
Balance – January 14, 2015 (Inception)	-	$-	$-	$-

Ordinary shares issued to initial shareholder	2,156,250	25,000	-	25,000

Sale of 7,687,500 ordinary shares, net of underwriters discount and offering expenses	7,687,500	70,967,698	-	70,967,698

Sale of 778,438 Private Placement Shares	778,438	7,784,380	-	7,784,380

Forfeiture of 234,375 ordinary shares due to underwriters not exercising full over-allotment option	(234,375)	-	-	-

Ordinary shares subject to possible redemption	(7,000,909)	(73,551,146)	-	(73,551,146)

Net loss	-	-	(225,931)	(225,931)

Balance - December 31, 2015	3,386,904	$5,225,932	$(225,931)	$5,000,001

The accompanying notes are an integral part of the financial statements.

F-17

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Statements of Cash Flows

For the period from January 14, 2015 (inception) through December 31, 2015

Cash Flows from Operating Activities:
Net loss	$(225,931)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on securities held in Trust Account	(35,486)
Unrealized gain on securities held in Trust Account	(10,199)
Changes in operating assets and liabilities:
Prepaid expenses	(157,960)
Account payable and accrued expenses	37,700
Net cash used in operating activities	(391,876)

Cash Flows from Investing Activities:
Investment of cash and securities held in trust	(80,718,750)
Net cash used in investing activities	(80,718,750)

Cash Flows from Financing Activities:
Proceeds from issuance of ordinary shares to initial shareholder	25,000
Proceeds from sale of ordinary shares, net of underwriting discounts paid	72,375,000
Proceeds from sale of Private Placement Shares	7,784,380
Proceeds from sale of over-allotment shares, net of underwriting discounts paid	1,809,375
Payment of offering costs	(397,765)
Proceeds from advances and promissory notes – related parties	45,000
Repayment of advances and promissory notes – related parties	(173,287)
Net cash provided by financing activities	81,467,703

Net Change in Cash and Cash Equivalents	357,077
Cash and Cash Equivalents - Beginning	-
Cash and Cash Equivalents - Ending	$357,077

Non-cash investing and financing activities:
Payment of offering costs pursuant to related party promissory note and advances	$128,287
Deferred underwriting fees	$2,690,625

The accompanying notes are an integral part of these financial statements.

F-18

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Atlantic Alliance Partnership Corp. (the “Company”) is a blank check company incorporated in the British Virgin Islands on January 14, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar initial business combination with one or more businesses or entities that the Company has not yet identified (“Business Combination”).

At December 31, 2015, the Company had not yet commenced any operations. All activity through December 31, 2015 related to the Company’s formation and its Initial Public Offering, which is described below, and identifying a target company for a Business Combination.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on April 28, 2015. On May 4, 2015, the Company consummated the Initial Public Offering of 7,687,500 ordinary shares, no par value per share (“Public Shares”), which includes a partial exercise by the underwriters of their over-allotment option in the amount of 187,500 ordinary shares, at $10.00 per Public Share, generating gross proceeds of $76,875,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 778,438 ordinary shares (the “Private Placement Shares”) at a price of $10.00 per share in a private placement to the Company’s sponsor, AAP Sponsor (PTC) Corp., a British Virgin Islands company (“AAP Sponsor”), generating gross proceeds of $7,784,380, which is described in Note 4.

Transaction costs amounted to $5,907,302, consisting of $2,690,625 of underwriting fees, $2,690,625 of deferred underwriting fees (which are held in the Trust Account (defined below)) and $526,052 of Initial Public Offering costs. In addition, as of December 31 2015, $357,077 of cash was held outside of the Trust Account and was available for working capital purposes.

Following the closing of the Initial Public Offering on May 4, 2015, an amount of $80,718,750 ($10.50 per Public Share) from the net proceeds of the sale of the Public Shares in the Initial Public Offering and the Private Placement Shares was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “1940 Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Shares, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Public Shares are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The per-share price of the Public Shares to be redeemed (initially $10.50 per Public Share), payable in cash, will be equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of a Business Combination including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, divided by the number of then outstanding Public Shares. The per-share amount to be distributed to investors who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. The Company’s initial shareholder has agreed to waive its redemption rights with respect to its founder shares (as defined in Note 5), Private Placement Shares and Public Shares in connection with the completion of a Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination.

If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will complete a Business Combination only if a majority of the outstanding ordinary shares voted are voted in favor of the Business Combination. Each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

F-19

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholder has agreed to vote its founder shares, Private Placement Shares and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination.

If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions in connection with a Business Combination pursuant to the tender offer rules, the Company’s Amended Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in the Initial Public Offering (“Excess Shares”). However, the Company would not be restricting the shareholders’ ability to vote all of their shares (including Excess Shares) for or against a Business Combination.

If the Company is unable to complete a Business Combination by November 4, 2016 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of the laws of the British Virgin Islands and other applicable law.

The initial shareholder has agreed to waive its rights to liquidating distributions from the Trust Account with respect to its founder shares and Private Placement Shares if the Company fails to complete a Business Combination during the Combination Period. However, if the initial shareholder acquires Public Shares in or after the Initial Public Offering, it will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.50 per Public Share initially held in the Trust Account. In order to protect the amounts held in the trust account, Messrs. Jonathan Goodwin, Mark Klein, Waheed Alli and Jonathan Mitchell, the Company’s management team, have agreed that they will be jointly and severally liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then Messrs. Goodwin, Klein, Alli and Mitchell will not be responsible to the extent of any liability for such third party claims.

NOTE 2. LIQUIDITY

As of December 31, 2015, the Company had $357,077 in its operating bank accounts, $80,764,435 in cash and securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital of $477,337. As of December 31, 2015, $35,486 of the amount on deposit in the Trust Account represented interest income, which is available to pay the Company’s tax obligations. Since inception, the Company has not withdrawn any interest income from the Trust Account.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, in order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Company’s officers, directors and sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If the Company completes a Business Combination, it would repay such loaned amounts out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender.

F-20

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2015.

Cash and securities held in Trust Account

At December 31, 2015, the assets held in the Trust Account were held in cash and U.S. Treasury Bills, which are classified as trading securities.

F-21

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2015, ordinary shares subject to possible redemption in the amount of $73,551,146 (or 7,000,909 shares) is presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Offering costs

Offering costs consist principally of legal, accounting and underwriting costs incurred through the balance sheet date that were directly related to the Initial Public Offering. Offering costs amounting to $5,907,302 were charged to shareholder’s equity upon completion of the Initial Public Offering.

Net loss per share

The Company complies with accounting and disclosure requirements of ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. Weighted average shares were reduced for the effect of an aggregate of 281,250 ordinary shares that were subject to forfeiture if the over-allotment option was not exercised by the underwriters. As a result of the underwriters’ election to exercise their over-allotment option on May 4, 2015, 46,875 founder shares were no longer subject to forfeiture and are therefore included in the calculation of basic loss per share. Ordinary shares subject to possible redemption at December 31, 2015 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. At December 31, 2015, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2015, there were no amounts accrued for interest and penalties. There were no unrecognized tax benefits as of December 31, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At December 31, 2015, the Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instrument

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

F-22

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the Initial Public Offering, AAP Sponsor purchased an aggregate of 778,438 Private Placement Shares at a purchase price of $10.00 per share from the Company in a private placement. The proceeds from the Private Placement Shares were added to the net proceeds from the Initial Public Offering held in the Trust Account.

If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Shares will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law). The Private Placement Shares are identical to the founder shares, except that AAP Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares until the date that is 30 days after the date the Company completes a Business Combination.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On January 15, 2015, the Company issued 2,156,250 ordinary shares to the AAP Sponsor (the “founder shares”) for an aggregate purchase price of $25,000. The 2,156,250 founder shares included an aggregate of up to 281,250 shares subject to forfeiture by the initial shareholder (or its permitted transferees) on a pro rata basis depending on the extent to which the underwriters’ over-allotment option was exercised. As a result of the underwriters’ election to exercise their over-allotment option to purchase 187,500 ordinary shares on May 4, 2015 (see Note 6), 46,875 founder shares were no longer subject to forfeiture.

The remaining portion of the underwriters’ over-allotment was extinguished; accordingly, 234,375 founder shares were forfeited. The founder shares are identical to the Public Shares sold in the Initial Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) the initial shareholder has agreed (i) to waive its redemption rights with respect to its founder shares, Private Placement Shares and Public Shares purchased during or after the Initial Public Offering in connection with the completion of a Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to its founder shares and Private Placement Shares if the Company fails to complete a Business Combination within the Combination Period.

The founder shares may not be transferred, assigned or sold until one year after the date of the consummation of a Business Combination or earlier if, subsequent to a Business Combination, (i) the last sale price of the Company’s ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property (the “Lock-Up Period”).

F-23

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

Promissory Notes - Related Party

The Company entered into a promissory note with Lepe Partners LLP (“Lepe Partners”), an affiliate of the Company’s President and Chief Executive Officer, pursuant to which Lepe Partners loaned the Company $100,000 (“Promissory Note”) to be used for the payment of costs associated with the Initial Public Offering. The Promissory Note was non-interest bearing, unsecured and due on the earlier of December 31, 2015 or the closing of the Initial Public Offering. The Promissory Note was repaid in full on May 4, 2015.

In order to finance transaction costs in connection with a Business Combination, AAP Sponsor or an affiliate of AAP Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds held in the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Up to $1,000,000 of Working Capital Loans may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the Private Placement Shares. The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans.

Related Party Business Combination Expenses

Certain of the Company’s directors have incurred expenses in connection with a potential Business Combination. In the event of a successful Business Combination, the amount of such expenses to be reimbursed will be determined in light of all the facts and circumstances at that point in time. Management is unable to determine the amount of the expenses to be reimbursed at this time.

Advances - Related Party

Lepe Partners and Mr. Klein advanced an aggregate of $73,287 to the Company and certain of the Company’s vendors for Initial Public Offering Costs. The advances were non-interest bearing, unsecured and due on demand. The Company repaid the advances in full on May 4, 2015.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on April 28, 2015 with the holders of the founder shares and Private Placement Shares, the holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities and shares that may be issued upon conversion of Working Capital Loans. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable Lock-Up Period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional ordinary shares to cover over-allotments, if any, at the Initial Public Offering price. On May 4, 2015, simultaneously with the consummation of the Initial Public Offering, the underwriters elected to exercise their over-allotment option to purchase 187,500 ordinary shares at a purchase price of $10.00 per share. The remaining option to purchase up to 937,500 ordinary shares was extinguished and unexercised by the underwriters.

The underwriters are entitled to an underwriting discount of 7.0%, or $5,381,250, of which three and one-half percent (3.5%), or $2,690,625, was paid in cash at the closing of the Initial Public Offering on May 4, 2015, and up to three and one-half percent (3.5%), or $2,690,625, has been deferred. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Shares - The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Amended Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At December 31, 2015, there are no preferred shares designated, issued or outstanding.

Ordinary Shares - The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At December 31, 2015, there were 3,386,904 ordinary shares issued and outstanding (excluding 7,000,909 ordinary shares subject to possible redemption).

F-24

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8. INCOME TAX

The domestic and foreign components of loss before income taxes for the period from January 14, 2015 (inception) to December 31, 2015 is as follows:

The Company’s net operating losses are as follows:

For the Period From January 14, 2015 (inception) to December 31, 2015

Domestic	$-
Foreign	(225,931)
Loss from operations before income taxes	$225,931

The Company’s tax provision is zero because the Company is organized in the British Virgin Islands with no connection to any other taxable jurisdiction. The Company is considered to be an exempted British Virgin Islands Company, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.

A reconciliation of the statutory United States federal income tax rate to the Company’s effective tax is as follows:

For the Period from January 14, 2015 (inception) to December 31, 2015

Statutory federal income tax rate	34.0%
Income and expenses not subject to US taxation	(34.0)%
Income tax provision (benefit)	0.0%

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

F-25

ATLANTIC ALLIANCE PARTNERSHIP CORP.

NOTES TO THE FINANCIAL STATEMENTS

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2015, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2015
Assets:
Cash and securities held in Trust Account	1	$80,764,435

NOTE 10. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Other than as described below, the Company did not identify subsequent events that would have required adjustment or disclosure in the financial statements.

On January 8, 2016, the Company entered into an agreement with a law firm for legal services to be provided in connection with preliminary work on a proposed Business Combination. The Company’s liability under the agreement would be a minimum of $200,000. In the event of a completed Business Combination, the Company’s liability will be approximately $1,000,000.

F-26

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of TLA Worldwide PLC

We have audited the accompanying consolidated financial statements of TLA Worldwide PLC and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TLA Worldwide PLC and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Emphasis of Matter

As discussed in Note 32 to the consolidated financial statements, the accompanying 2015 and 2014 consolidated financial statements have been restated from those previously published. Our opinion is not modified with respect to this matter.

/s/ DELOITTE LLP

July 22, 2016

F-27

TLA Worldwide PLC
Consolidated Statement of Comprehensive Income
For the years ended 31 December 2015 and 2014

	Note	Year Ended 31 December 2015 $000's	Year Ended 31 December 2014 $000's
		(Restated - See Note 32)	(Restated - See Note 32)
Revenue	1	45,640	20,816
Cost of sales		(10,639)	(25)
Gross profit		35,001	20,791

Administrative expenses		(30,276)	(19,275)
Operating profit/(loss)		4,725	1,516

Finance Costs	3	(1,594)	(1,285)
Profit before taxation	5	3,131	231

Income Taxes		(2,602)	(338)
Net income		529	(107)

Other comprehensive (loss) income, net of tax:
Exchange differences on translation of foreign operations		(1,863)	(362)

Total comprehensive (loss) income, net of tax		(1,334)	(469)

Net income (loss) attributable to:
Non-controlling interest		409	-
Owners of the company		120	(107)
Net income		529	(107)

Comprehensive (loss) income attributable to:
Non-controlling interest		409	-
Owners of the company		(1,743)	(469)
Total comprehensive (loss) income, net of tax		(1,334)	(469)

The accompanying notes form an integral part of these consolidated financial statements.

F-28

TLA Worldwide PLC

Consolidated Balance Sheet

31 December 2015 and 2014

	Notes	31 December 2015 $000's	31 December 2014 $000's
		(Restated - See Note 32)	(Restated - See Note 32)
Non-current assets
Intangible assets – goodwill	11	42,156	29,022
Other intangible assets	12	9,022	12,804
Property, plant and equipment	13	375	159
Deferred tax asset	10	4,450	3,884
		56,003	45,869
Current assets
Inventory		117	-
Trade and other receivables	14	21,002	12,527
Cash and cash equivalents		6,312	5,857
		27,431	18,384
Total assets		83,434	64,253

Non-current liabilities
Borrowings	16	(20,251)	(4,900)
Deferred consideration	18	(9,105)	(8,963)
Trade and other payables		-	(750)
Financial liability	26	(14)	(27)
		(29,370)	(14,640)
Current liabilities
Trade and other payables	15	(13,882)	(5,015)
Borrowings	16	(2,500)	(7,546)
Deferred consideration	18	(1,600)	(2,591)
		(17,982)	(15,152)
Total liabilities		(47,352)	(29,792)
Net assets		36,082	34,461

Equity
Share capital	20	4,461	3,839
Share premium	21	46,079	33,303
Shares to be issued	21	-	1,311
Foreign currency reserve	21	(1,802)	74
Share based payments reserves		724	1,442
Other Reserves	21	(945)	-
Employee share reserve		(9,633)	-
Retained earnings (loss)	21	(2,936)	(5,488)
Equity Attributable to owners of the company		35,948	34,461
Non-controlling interest		134	-
Total equity		36,082	34,461

The accompanying notes form an integral part of these consolidated financial statements.

F-29

TLA Worldwide PLC
Consolidated Statement of Changes in Equity
For the years ended 31 December 2015 and 2014

(Restated – See Note 32)

	Share Capital	Share Premium	Equity Reserve	Translation Reserve	Share Based Payments reserve	Other Reserves	Employe Share Reserve	Deficit	Total	Non-controlling interest	Total Equity
	$000s	$000’s	$000s	$000s	$000s	$000s	$000s	$000s	$000s	$000s	$000s
Balance at January 1, 2014	2,747	23,461	12,177	436	-	-	-	(3,966)	34,855	-	34,855
Profit for the year	-	-	-	-	-	-		(107)	(107)		(107)
Other comprehensive loss for the year	-	-	-	(362)	-	-	-	-	(362)	-	(362)
Total comprehensive income (loss) for the year	-	-	-	(362)	-	-	-	(107)	(469)	-	(469)
Dividends	-	-	-	-	-	-	-	(1,415)	(1,415)	-	(1,415)
Share based payments	-	-	-	-	1,422	-	-	-	1,422	-	1,422
Equity issued during the year	1,092	9,842	(10,866)	-	-	-	-	-	68	-	68
Balance at December 31, 2014	3,839	33,303	1,311	74	1,422	-	-	(5,488)	34,461	-	34,461
Profit (loss) for the year	-	-	-	-	-	-	-	120	120	409	529
Other comprehensive loss for the year	-	-	-	(1,863)	-	-	-	-	(1,863)	-	(1,863)
Total comprehensive income (loss) for the year	-	-	-	(1,863)	-	-	-	120	(1,743)	409	(1,334)
Dividends	-	-	-	-	-	-	-	(1,675)	(1,675)	-	(1,675)
Share based payments	-	-	-	-	3,409	-	-	-	3,409	-	3,409
Equity issued during the period	622	12,776	(1,311)	-	-	-	(9,633)	-	2,454	-	2,454
Reserve adjusted on exercise of LTIP	-	-	-	-	(4,107)	-	-	4,107	-		-
Option obligation	-	-	-	-	-	(945)	-	-	-	-	(945)
Non controlling interest acquired	-	-	-	-	-	-	-	-	-	(288)	(288)
Balance at December 31, 2015	4,461	46,079	-	(1,789)	724	(945)	(9,633)	(2,936)	36,906	121	36,082

The accompanying notes form an integral part of these consolidated financial statements.

F-30

TLA Worldwide PLC
Consolidated Statement of Cash Flows
For the years ended 31 December 2015 and 2014

		Year ended 31 December 2015	Year ended 31 December 2014
	Note	$000’s	$000’s
Net cash from operating activities	23	2,042	2,980

Investing activities
Purchases of property, plant and equipment		(76)	(36)
Deferred consideration paid		(2,591)	(1,825)
Purchase of other intangible assets		(100)	(100)
Acquisition of subsidiaries (net of cash)		(6,418)	-
Net cash used in investing activities		(9,185)	(1,961)

Financing activities
Interest paid		(727)	(394)
Repayment of borrowings	16	(1,875)	(1,000)
Fees paid on issue of new bank loans	3	(363)	-
Increase in borrowings		12,379	3,150
Dividend paid		(1,675)	(1,415)
Issue of shares for cash consideration (net of issue costs)		-	68
Net cash from financing activities		7,739	409

Net increase in cash and cash equivalents		596	1,428

Cash and cash equivalents at beginning of period		5,857	4,429

Foreign currency transalation effect		(141)	-

Cash and cash equivalents at end of the year		6,312	5,857

The accompanying notes form an integral part of these consolidated financial statements.

F-31

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies

General information

TLA Worldwide PLC (the “Company”) is incorporated in the United Kingdom under the Companies Act. The Company and its subsidiaries. (together the “Group”) principal activities are as a leading athlete representation, sports marketing and event management company. The Group derives revenues from long-term agency relationships with many prominent U.S. and international sports stars, broadcasters and media personalities associated with major sports, including Major League Baseball (MLB), National Football League (NFL), National Basketball Association (NBA), Professional Golfers’ Association (PGA) tour, Australian Football League (AFL), Olympians and cricketers. In addition, it also provides a range of services in respect of media consultancy, sports sponsorship and event creation and ownership, including the International Champions Cup tournament in Australia. The Group serves its clients from ten locations worldwide, including its offices in the United States, Australia and the United Kingdom. The Group is a public company whose shares are quoted on the AIM market of the London Stock Exchange.

New and amended accounting standards adopted with no significant impact on the group

The group has applied the following standards and amendments for the first time for its annual reporting period commencing January 1, 2015:

●	Annual Improvements to IFRSs – 2010–12 Cycle and 2011–13 Cycle.

●	Defined Benefit Plans: Employee contributions – Amendments to IAS 19.

The adoption of these amendments did not have any impact on the current or prior periods.

New and amended accounting standards that have been issued but are not yet effective

The following standards have been issued and are effective for accounting periods ending on or after January 1, 2016 and are expected to have an impact on the group financial statements.

IFRS 15 ‘Revenue from Contracts with Customers’

In May 2014, IFRS 15 ‘Revenue from Contracts with Customers’ was issued and will be effective for periods beginning on or after January 1, 2018, following the July 2015 decision to delay the effective date by one year. For the group, transition to IFRS 15 will take place on January 1, 2018.

IFRS 15 sets out the requirements for recognizing revenue from contracts with customers. The standard requires entities to apportion revenue earned from contracts to individual promises, or performance obligations, on a relative standalone selling price basis, based on a five-step model.

The group is still in the process of quantifying the implications of this standard.

IFRS 9 ‘Financial instruments’

IFRS 9 was published in July 2014 and will be effective for the Company from January 1, 2018 subject to EU endorsement. It is applicable to financial assets and financial liabilities, and covers the classification, measurement, impairment and de-recognition of financial assets and financial liabilities together with a new hedge accounting model.

We do not expect this to have a material impact on our results, with the key changes for the Company being around documentation of policies.

IFRS 16 ‘Leases’

IFRS 16 was published in January 2016 and will be effective for the Company from January 1, 2019, replacing IAS 17 ‘Leases’. The standard requires lessees to recognize assets and liabilities for all leases unless the lease term is 12 months or less or the underlying asset is of low value. The group is in the process of quantifying the impact of the new standard.

F-32

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Going concern

These consolidated financial statements have been prepared assuming the Group will continue on a going-concern basis. Based on management forecasts, the Group’s existing cash and cash equivalents, expected cash flows from operations, along with its capacity under current borrowing facilities, will be sufficient to enable the Group to fund capital expenditure requirements and obligations for earn outs under acquisition agreements for twelve months after these consolidated financial statements were approved and authorized for issue by the Company.

Basis of accounting

These consolidated financial statements have been prepared in accordance with IFRS as issued by the International Accounting Standards Board (the IASB). The consolidated financial statements are prepared on a going concern basis.

The financial statements have been prepared on the historical cost basis except for the revaluation of financial instruments that are measured at fair value at the end of each reporting period, as explained in the accounting policies below. Historical cost is generally based on the fair value of the consideration given in exchange for goods and services.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Group takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these consolidated financial statements is determined on such a basis, except for share-based payment transactions that are within the scope of IFRS 2, leasing transactions that are within the scope of IAS 17, and measurements that have some similarities to fair value but are not fair value, such as net realizable value in IAS 2 or value in use in IAS 36. In addition, for financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

●	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

●	Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

●	Level 3 inputs are unobservable inputs for the asset or liability.

The principal accounting policies are set out below.

Basis of consolidation

The consolidated financial statements incorporate the financial statements of the Company and entities controlled by the Company (its subsidiaries) made up to December 31 each year. The Group recognizes its direct rights to (and its share of) jointly held assets, liabilities, revenues and expenses of joint operations under the appropriate headings in the consolidated financial statements.

A subsidiary is an entity that is controlled by another entity, known as the parent or investor. An investor controls an investee when the investor is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.

F-33

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Business combinations

Acquisitions of subsidiaries and businesses are accounted for using the acquisition method. The consideration for each acquisition is measured at the aggregate of the fair values (at the date of exchange) of assets given, liabilities incurred or assumed, and equity instruments issued by the Group in exchange for control of the acquiree. Acquisition-related costs are recognized in the statement of comprehensive income as incurred.

On acquisition, the assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition, except that:

●	deferred tax assets or liabilities and liabilities or assets related to employee benefit arrangements are recognized and measured in accordance with IAS 12 Income Taxes and IAS 19 Employee Benefits respectively;

●	assets (or disposal groups) that are classified as held for sale in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations are measured in accordance with that Standard.

Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognized as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the statement of comprehensive income in the period of acquisition.

Where applicable, the consideration for the acquisition includes any asset or liability resulting from a contingent consideration arrangement, measured at its acquisition-date fair value. Subsequent changes in such fair values are adjusted against the cost of acquisition where they qualify as measurement period adjustments (see below). All other subsequent changes in the fair value of contingent consideration classified as an asset or liability are accounted for in accordance with relevant IFRSs. Changes in the fair value of contingent consideration classified as equity are not recognized.

Where a business combination is achieved in stages, the Group’s previously-held interests in the acquired entity are re-measured to fair value at the acquisition date (i.e. the date the Group attains control) and the resulting gain or loss, if any, is recognized in profit or loss.

F-34

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Business combinations (continued)

Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to the statement of comprehensive income, where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Group reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period (see below), or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date.

The measurement period is the period from the date of acquisition to the date the Group obtains complete information about facts and circumstances that existed as of the acquisition date, and is subject to a maximum of one year.

Revenue

Revenue is measured as the fair value of the consideration received or receivable and comprises amounts receivable for goods and services provided in the normal course of business, net of discounts, VAT and other sales-related taxes. Revenue is reduced for estimated customer returns, rebates and other similar allowances.

Revenue from a contract to provide services comprises amounts billed to clients in respect of fees earned and commission-based income fees earned from the provision of support services to other agents or events promoters (and is stated exclusive of any relevant sales taxes); and the revenue or the share of revenues on events where the Group is a promoter. Revenue is recognized in line with the provision of relevant services under the terms of the contract or in the case of events, once the event has occurred provided that it is probable that the economic benefits will flow to the Group and the amount of revenue can be measured reliably.

Revenue can be split into six revenue streams:

1) Representation revenue

Representation revenue is generated from a commission paid as a percentage of a player’s base salary. Base salaries are fees payable by clubs to their players. These fees are contractual obligations made by the club to pay the player for a specific number of seasons.

Contractual arrangements are reviewed to ascertain whether the Group acts as principal or agent with regards to third party costs. If the relationship is that of agent then the recharge of third party costs is not recognized through revenue or cost of sales.

Revenue is recognized at the point the player becomes contractually obliged to pay commission to the Group.

F-35

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Revenue (continued)

2) Signing bonuses

Signing bonuses are amounts payable by the clubs to the player for signing a contract. The Group earns a commission based on a percentage of the signing bonus. Commission revenue is recognized when the player receives the signing bonus from the relevant club, at which point the player becomes contractually obliged to pay commission to the Group.

3) Endorsement revenue

Endorsement revenue is generated from commission calculated as a percentage of fees earned by clients for guest appearances, wearing of certain attire or other sponsorship deals. Revenue is recognized in the period that the associated fees are earned by the player.

4) Sponsorship revenue

Sponsorship revenue is generated from commission calculated as a percentage of fees earned by placing sponsors for certain events. Revenue is recognized based on the terms of the individual contracts; at the point the commission becomes contractually due.

5) Event revenue

With respect to sporting events, the Group acts either as the promoter of an event or provides certain services to the event promoter as its agent depending on the terms and agreements relating to each event. The Group recognizes revenue on events as principal or agent depending on the terms and agreements relating to each event. Revenue is recognized upon completion of the event, as this is the point when the Group becomes entitled to the revenue generated from that event.

6) Merchandise

Merchandise revenue is measured at the fair value of the consideration received or receivable and represents amounts receivable for goods and services provided in the normal course of business, net of discounts, VAT and other sales-related taxes. Revenue is reduced for estimated customer returns, rebates and other similar allowances.

Revenue from the sale of goods is recognized when all the following conditions are satisfied:

●	the Group has transferred to the buyer the significant risks and rewards of ownership of the goods;

●	the Group retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;

●	the amount of revenue can be measured reliably;

●	it is probable that the economic benefits associated with the transaction will flow to the entity; and

●	the costs incurred or to be incurred in respect of the transaction can be measured reliably, including commission-based staff costs, including salaries, bonuses and social security costs, and expenses reimbursed to commission-based agents

Inventories

Inventories are stated at the lower of cost and net realizable value. Cost comprises direct materials and, where applicable, direct labor costs and those overheads that have been incurred in bringing the inventories to their present location and condition. Cost is calculated using the weighted average method. Net realizable value represents the estimated selling price less all estimated costs of completion and costs to be incurred in marketing, selling and distribution.

F-36

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Property, plant and equipment

The fixtures and fittings are stated at cost. Depreciation is computed on the straight-line method using an estimated useful life ranging from three to five years. Repairs and maintenance are charged as an expense in the year incurred, and major improvements and new assets are capitalized.

It is assumed that all assets will be used until the end of their useful life.

Intangible assets and goodwill

Goodwill arising in a business combination is recognized as an asset at the date that control is acquired (the acquisition date). Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interest in the acquiree and the fair value of the acquirer’s previously held equity interest (if any) in the entity over the net of the acquisition date amounts of the identifiable assets acquired and the liabilities assumed.

Goodwill is not amortized but is reviewed for impairment at least annually. For the purpose of impairment testing, goodwill is allocated to each of the Group’s cash-generating units expected to benefit from the synergies of the combination. Cash-generating units to which goodwill has been allocated are tested for impairment annually, or more frequently when there is an indication that the unit may be impaired. If the recoverable amount of the cash-generating unit is less than the carrying amount of the cash generating unit, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the unit pro-rata on the basis of the carrying amount of each asset in the unit. An impairment loss recognized for goodwill is not reversed in a subsequent period.

On disposal of a subsidiary, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.

Intangible assets arising from a business combination whose fair values can be reliably measured are recognized separately from goodwill.

Intangible assets with an indefinite useful life are tested for impairment at each balance sheet date. Other intangibles assets are amortized from the date they are available for use. The estimated useful lives are as follows:

●	Client contracts – over the life of the contract

●	Customer relationships – 6 - 8 years

Impairment of non-financial assets

Intangible assets with finite useful lives and property, plant and equipment are tested for impairment if events or changes in circumstances (assessed at each reporting date) indicate that the carrying amount may not be recoverable. When an impairment test is performed, the recoverable amount is assessed by reference to the higher of the net present value of the expected future cash flows (value in use) of the relevant cash generating unit and the fair value less cost to sell.

F-37

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Taxation

The tax expense represents the sum of the tax currently payable and deferred tax. The tax currently payable is based on taxable profit for the year. Taxable profit differs from net profit as reported in the statement of comprehensive income because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are generally recognized for all taxable temporary differences and deferred tax assets are recognized to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilized. Such assets and liabilities are not recognized if the temporary difference arises from the initial recognition of goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax liabilities are recognized for taxable temporary differences arising on investments in subsidiaries except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.5 Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realized. Current and deferred tax are recognized in profit or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred tax are also recognized in other comprehensive income or directly in equity respectively. Where current tax or deferred tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Group expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.

F-38

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Foreign currencies

The individual financial statements of each group company are presented in the currency of the primary economic environment in which it operates (its functional currency). For the purpose of the consolidated financial statements, the results and financial position of each group company are expressed in US Dollars which is the presentation currency for the consolidated financial statements.

In preparing the financial statements of the individual companies, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing on the dates of the transactions. At each balance sheet date, monetary assets and liabilities that are denominated in foreign currencies are retranslated at the rates prevailing at that date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Exchange differences resulting from remeasurement are recognized in the statement of comprehensive income in the period in which they arise.

Non-monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

For the purpose of presenting consolidated financial statements, the assets and liabilities of the Group’s foreign operations are translated at exchange rates prevailing on the balance sheet date. Income and expense items are translated at the average exchange rates for the period, unless exchange rates fluctuate significantly during that period, in which case the exchange rates at the date of transactions are used. Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity (attributed to non-controlling interest as appropriate).

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Trade and other payables

Financial liabilities within trade and other payables are initially recognized at fair value, which is usually the original invoiced amount, and subsequently carried at amortized cost using the effect interest method.

Loans and other borrowings

Loans and other borrowings are initially recognized at the fair value of amounts received net of transaction costs. Loans and other borrowings are subsequently measured at amortized cost using the effective interest method.

Operating leases

Leases where substantially all of the risks and rewards of ownership are not transferred to the Group are treated as operating leases. Rentals under operating leases are charged to the statement of comprehensive income on a straight-line basis over the period of the lease.

F-39

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and demand deposits and other short term highly liquid investments that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

Financial instruments

Financial assets and financial liabilities are recognized in the Group’s balance sheet when the Group becomes a party to the contractual provisions of the instrument.

Financial Assets

All financial assets are recognized and derecognized on a trade date where the purchase or sale of a financial asset is under a contract whose terms require delivery of the financial asset within the timeframe established by the market concerned, and are initially measured at fair value, plus transaction costs, except for those financial assets classified as at fair value through profit or loss, which are initially measured at fair value. Transaction costs on instruments measured at fair value through profit and loss (FVTPL) are recognized immediately through profit and loss.

Financial assets are currently made up of loans and receivables. The classification depends on the nature and purpose of the financial assets and is determined at the time of initial recognition.

Investments

Gains and losses on available for sale financial assets arising from changes in fair value are recognized directly in equity, until the security is disposed of or is determined to be impaired, at which time the cumulative gain or loss previously recognized in equity is included in the net profit or loss for the period.

Loans and receivables

Trade receivables, loans, and other receivables that have fixed or determinable payments that are not quoted in an active market are classified as ‘loans and receivables’. Loans and receivables are measured at amortized cost using the effective interest method, less any impairment. Interest income is recognized by applying the effective interest rate, except for short-term receivables when the recognition of interest would be immaterial.

Impairment of financial assets

Financial assets, other than those at FVTPL, are assessed for indicators of impairment at each balance sheet date. Financial assets are impaired where there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the investment have been affected.

For listed and unlisted equity investments classified as AFS, a significant or prolonged decline in the fair value of the security below its cost is considered to be objective evidence of impairment.

For trade receivables, the carrying amount is reduced through the use of an allowance account. When a trade receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the statement of comprehensive income.

Financial liabilities and equity

Debt and equity instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangement.

F-40

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Group are recognized at the proceeds received, net of direct issue costs.

Financial liabilities

Financial liabilities are classified as either financial liabilities ‘at FVTPL’ or ‘other financial liabilities’.

Financial instruments at FVTPL

Financial instruments are classified as at FVTPL when the financial instrument is (i) held for trading, or (ii) it is designated as at FVTPL or in the case of a financial liability is contingent consideration that may be paid by an acquirer as part of a business combination to which IFRS 3 applies.

A financial instrument is classified as held for trading if:

●	it has been incurred principally for the purpose of repurchasing it in the near term; or

●	on initial recognition it is part of a portfolio of identified financial instruments that the Group manages together and has a recent actual pattern of short-term profit-taking; or

●	it is a derivative that is not designated and effective as a hedging instrument.

A financial instrument other than a financial liability held for trading or contingent consideration that may be paid by an acquirer as part of a business combination may be designated as at FVTPL upon initial recognition if:

●	such designation eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise; or

●	the financial liability forms part of a group of financial assets or financial liabilities or both, which is managed and its performance is evaluated on a fair value basis, in accordance with the Group’s documented risk management or investment strategy, and information about the grouping is provided internally on that basis; or

●	it forms part of a contract containing one or more embedded derivatives, and IAS 39 Financial Instruments: Recognition and Measurement permits the entire combined contract (asset or liability) to be designated as at FVTPL.

Financial instruments at FVTPL are stated at fair value, with any gains or losses arising on re-measurement recognized in the statement of comprehensive income. The net gain or loss recognized in the statement of comprehensive income incorporates any interest paid on the financial liability and is included in finance costs in the statement of comprehensive income. Fair value is determined in the manner described in note 25.

Other financial liabilities

Other financial liabilities, including borrowings, are initially measured at fair value, net of transaction costs.

Other financial liabilities are subsequently measured at amortized cost using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or, where appropriate, a shorter period, to the net carrying amount on initial recognition.

F-41

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

1. Principal accounting policies, continued

Derecognition of financial liabilities

The Group derecognizes financial liabilities when, and only when, the Group’s obligations are discharged, cancelled or they expire. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit and loss.

Derivative financial instruments

The Group entered into an interest rate swap to manage its exposure to interest rate risk. Further details of derivative financial instruments the Group holds are disclosed in note 17.

Derivatives are initially recognized at fair value at the date a derivative contract is entered into and are subsequently re-measured to their fair value at each balance sheet date. The resulting gain or loss is recognized in the statement of comprehensive income immediately.

A derivative with a positive fair value is recognized as a financial asset whereas a derivative with a negative fair value is recognized as a financial liability. A derivative is presented as a non-current asset or a non-current liability if the remaining maturity of the instrument is more than 12 months and it is not expected to be realized or settled within 12 months. Other derivatives are presented as current assets or current liabilities.

Share based payments

Equity-settled share-based payments to employees and others providing similar services are measured at the fair value of the equity instruments at the grant date. The fair value excludes the effect of non-market-based vesting conditions. Details regarding the determination of the fair value of equity-settled share-based transactions are set out in note 26.

The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Group’s estimate of equity instruments that will eventually vest. At each balance sheet date, the Group revises its estimate of the number of equity instruments expected to vest as a result of the effect of non-market-based vesting conditions.

The impact of the revision of the original estimates, if any, is recognized in profit or loss such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to equity reserves.

F-42

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

2. Segmental analysis

The information provided to the Board of Directors, the Group’s chief operating decision maker, for the purposes of resource allocation and assessment of segment performance is focused on the following two service areas, which make up the Group’s reportable segments:

Baseball Representation – primarily assists the on-field activities of baseball players, including all aspects of a player’s contract negotiation.

Sports Marketing – primarily assists with the on-field and off-field activities of athletes; it represents broadcasters and coaches in respect of their contract negotiations; manages, produces events, primarily in sports, public relations and activation, media consultancy and the selling of merchandise, primarily in sport.

Unallocated represents the Group’s corporate costs including, among others, corporate executive compensation, certain corporate overhead, London Exchange public company costs, legal and insurance costs.

The Group’s revenue arises through the rendering of services and the sale of merchandise. In the years ended 31 December 2015 and 2014, there were no clients who generated in excess of 10 percent of total revenue.

The accounting policies of the reportable segments are the same as the Group’s accounting policies described in the principal accounting policies. Segment profit, known as Segment Headline EBITDA, represents the profit earned by each segment without allocation of amortization of the intangibles arising on acquisition, depreciation, acquisition-related costs, share-based payment charges, finance costs, and income tax expense. This is the measure reported to the Group’s Board of Directors for the purpose of resource allocation and assessment of segment performance.

Year ended 31 December 2015

	Baseball Representation	Sports Marketing	Unallocated	Total
	$000	$000	$000	$000

Segment revenues and results
Revenue	15,103	30,537	-	45,640
Segment Headline EBITDA	7,144	9,842	(3,240)	13,746
Amortization of intangibles arising on acquisition				(5,692)
Depreciation				(145)
Acquisition and integration gains				225
Share based payments				(3,409)
Finance costs				(1,594)
Profit before tax				3,131

Other segment information

Amortization of intangibles arising on acquisition	(3,532)	(2,160)	-	(5,692)
Depreciation	(10)	(84)	(51)	(145)
Assets	37,037	29,695	16,702	83,434
Liabilities	(2,545)	(3,067)	(41,740)	(47,352)

F-43

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

2. Segmental analysis, continued

Year ended 31 December 2014

	Baseball Representation	Sports Marketing	Unallocated	Total
	$000	$000	$000	$000

Segment revenues and results
Revenue	13,155	7,661	-	20,816
Segment Headline EBITDA	7,217	4,565	(2,949)	8,833
Amortization of intangibles arising on acquisition				(4,684)
Depreciation				(60)
Acquisition-related costs				(1,151)
Share based payments				(1,422)
Finance costs				(1,285)
Profit before tax				231

Other segment information

Amortization of intangibles arising on acquisition	(3,477)	(1,207)	-	(4,684)
Deprecation	(10)	(3)	(47)	(60)
Assets	39,563	15,200	9,490	64,253
Liabilities	(1,792)	(2,586)	(25,414)	(29,792)

Geographical information

The Group’s revenue from external customers and information about its segment assets (non-current assets excluding financial instruments, deferred tax assets and other financial assets) by geographical location are detailed below:

	Revenues		Non-Current Assets
	2015 $000	2014 $000	2015 $000	2014 $000
United Kingdom	4,131	-	82	-
North America	22,378	20,816	41,958	45,869
Australia	19,131	-	13,963	-

	45,640	20,816	56,003	45,869

3. Finance costs

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

Interest on bank overdrafts and other loans	(727)	(394)

Total interest expense	(727)	(394)

Fair value (loss) / gain on interest rate swaps	(23)	36
Amortization of borrowing costs over the term of the loan	(164)	(48)
Amortization of discount on deferred consideration	(680)	(879)

Total finance costs	(1,594)	(1,285)

F-44

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

4.	Earnings per share

	Year ended December 31, 2015 cents per share	Year ended December 31, 2014 cents per share

Basic earnings / (loss) per share	0.00	(0.00)
Diluted earnings / (loss) per share	0.00	(0.00)

In 2015 and 2014, the earnings (loss) attributable to ordinary shareholders and weighted average number of ordinary shares for the purpose of calculating diluted earnings per ordinary share are identical to those used for basic earnings per ordinary share. This is because the exercise of share options that are out of the money would have the effect of reducing the loss (increasing the earnings) per ordinary share and is therefore anti-dilutive under the terms of the IAS 33. For the years ended December 31, 2015 and 2014, the Company excluded potentially dilutive securities representing 1,791,388 and 5,998,683 shares, respectively.

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

(Loss) / Profit for the purposes of basic earnings per share being net (loss) / gain attributable to owners of the Company	120	(107)

Number of Shares
Weighted average number of shares in issue:	133,909,187	122,406,174
Weighted average deferred consideration shares to be issued	2,457,085	3,226,029
Weighted average number of shares for the purposes of basic and diluted earnings per share	136,366,272	125,632,203

5. Profit before taxation

The following are included in profit before tax:

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000
Depreciation of property, plant and equipment	145	60
Amortization of other intangible assets	5,692	4,684
Acquisition and integration (gains) costs (see below)	(225)	1,151
Staff costs (see note 8)	15,471	7,605
Share based payments	3,409	1,422
Auditor’s remuneration (see note 6)	211	145
Operating leases	1,316	692

F-45

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

5. Profit before taxation (continued)

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

Acquisition costs related to ESP acquisition (note 28)	794	330
Integration costs relating to ESP acquisition (note 28)	416	-
Arbitration costs	321	184
Loyalty bonus arising on acquisition (note 15)	250	250
Fair value movement on valuation of deferred consideration (note 18)	(2,006)	387
Acquisition and integration (gains) / costs	(225)	1,151

6.	Auditor’s remuneration

The analysis of the auditor’s remuneration is as follows:

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000
Total Audit Fees	211	145

7. Transaction with key management personnel

Key management of the Group is considered to be the Board of Directors and the operational Board.

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000
Short term benefits:
Salaries including bonuses	1,898	1,463
Social security costs	42	29
Healthcare and other costs	94	80
Total Remuneration	2,034	1,572

F-46

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

8. Staff Costs

The average monthly number of employees (including executive Directors) was:

	2015 Number	2014 Number

Administration/Support	52	20
Agents	99	27
Executive Directors	7	7
	158	54

Their aggregate remuneration comprised:

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

Wages and salaries	12,334	6,039
Social security costs	351	347
Other costs	2,786	1,219
	15,471	7,605

9. Tax

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

UK Taxes
Current year	(465)	-
US Taxes
Current year	(2,184)	(1,417)
Adjustments in respect of prior year	(113)	-
Australian Taxes
Current year	(388)	-
Adjustments in respect of prior year

Total current tax	(3,150)	(1,417)

Deferred tax – current year	683	967
Deferred tax – adjustments in respect of prior year	(135)	112
	548	1,079

Total tax charge	(2,602)	(338)

Taxation for other jurisdictions is calculated at the rates prevailing in the respective jurisdiction.

F-47

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

9. Tax, continued

The charge for the year can be reconciled to the statement of comprehensive income as follows:

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

Profit before tax	3,131	231
Tax charge at the US corporation tax rate of 34% (December 31, 2014: 34%)	(1,065)	(78)
Effects of:
Tax losses utilized in the year	584	206
Expenses not deductible for tax purposes	(1,667)	(572)
Adjustments to tax charge for prior periods	(248)	112
Tax impact of state tax in the USA	(181)	-
Unrecognized deferred tax asset	-	(72)
Effect of different tax rates of entities operating in other jurisdictions	(26)	66
Tax charge for the year	(2,603)	(338)

10.	Deferred Tax

The following are the major deferred tax liabilities and assets recognized by the Group and movements thereon during the current reporting period.

	Intangible assets $000	Goodwill $000	Other timing differences $000	Total $000

At December 31, 2013	(7,255)	9,331	729	2,805
Credit to income for prior year	-	-	112	112
Credit / (charge) to income	1,851	(1,119)	235	967
At December 31, 2014	(5,404)	8,212	1,076	3,884
Arising on acquisition	(542)	-	560	18
Credit / (charge) to income for prior year	(8)	153	(280)	(135)
Credit / (charge) to income	1,883	(1,975)	775	683
At December 31, 2015	(4,071)	6,390	2,131	4,450

	2015 $000	2014 $000
Deferred tax asset	8,521	9,288
Deferred tax liability	(4,071)	(5,404)
	4,450	3,884

F-48

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

11. Goodwill

Cost and net book value	$000
At January 1, 2015 and January 1, 2014	29,022
Additions	14,062
Foreign exchange movement	(928)
At December 31, 2015	42,156

Goodwill acquired in a business combination is allocated, at acquisition, to the cash generating units (CGUs) that are expected to benefit from that business combination. The carrying amount of goodwill had been allocated as follows:

	2015 $000	2014 $000
Legacy	18,109	18,109
PEG	4,793	4,793
Baseball representation	22,902	22,902
Agency	6,120	6,120
Elite Sports Properties	13,134	-
Sports marketing	19,254	6,120

Total TLA Worldwide	42,156	29,022

The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired.

The recoverable amounts of all three CGUs are determined from value in use calculations. The key assumptions for the value in use calculations are those regarding the discount rates, growth rates and expected changes to contractual revenue and direct costs during the period.

Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs.

The cash generating unit cash flows were discounted using a pre-tax discount rate of 11.5% (2014: 11.5%) which the Directors believe adequately reflects current market assessment in respect of both the time value of money and the risk specific to each CGU. This discount factor was considered to be appropriate for all the units, given their geography and market sector.

The Group has conducted a sensitivity analysis on the impairment test of each CGU’s carrying value. A decline of 15% to cash flows, or an increase in the discount rate to 17% would result in the carrying value of goodwill being reduced to its recoverable amount. The Company has determined that the fair value of each CGU is substantially in excess of its carrying value.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next five years and extrapolates cash flows for the following five years based on an estimated growth rate of 0% (2014: 0%). This rate does not exceed the average long-term growth rate for the relevant markets.

As a consequence, the Directors do not consider any need for impairment to Goodwill as at December 31, 2015.

F-49

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

12. Other Intangible Assets

	Client contracts $000	Customer relationships $000	Total $000
Cost
At January 1, 2014	9,165	17,940	27,105
Purchase of intangible	-	100	100
At December 31, 2014	9,165	18,040	27,205
Purchase of intangible		100	100
Acquired on acquisition of subsidiary	1,094	822	1,916
Foreign exchange movement	(49)	(57)	(106)
At December 31, 2015	10,210	18,905	29,115

Accumulated amortization

At January 1, 2014	(4,963)	(4,754)	(9,717)
Charge for the year	(1,599)	(3,085)	(4,684)
At December 31, 2014	(6,562)	(7,839)	(14,401)
Charge for the year	(2,213)	(3,479)	(5,692)
At December 31, 2015	(8,775)	(11,318)	(20,093)

Carrying amount
At December 31, 2014	2,603	10,201	12,804
At December 31, 2015	1,435	7,587	9,022

13. Property Plant and Equipment

Fixtures & Fittings $000
Cost
At January 1, 2014	225
Additions	36
At December 31, 2014	261
Additions	76
Acquisition of subsidiary	285
At December 31, 2015	622

Accumulated depreciation

At January 1, 2014	(42)
Charge for year	(60)
At December 31, 2014	(102)
Charge for year	(145)
At December 31, 2015	(247)

Carrying amount
At December 31, 2014	159
At December 31, 2015	375

F-50

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

14. Trade and other receivables

	2015 $000	2014 $000
Trade receivables	15,690	8,639
Other debtors	3,081	1,952
Prepayments	2,231	1,936

	21,002	12,527

Trade receivables

Amounts receivable from trade customers are non-interest bearing and have difference payment terms depending on the contractual or other arrangements with customers, although generally terms are 30-60 days.

Trade receivables disclosed above include amounts (see below for aged analysis) which are past due at the reporting date. The average age of these receivables is 60 days (2014: 63 days).

The table below sets out the aging of the Group’s trade receivables. The Directors consider amounts over 60 days, net of provisions, to be past due but not impaired.

	2015 $000	2014 $000
0- 30 days	8,781	4,897
30-60 days	2,836	631
60-90 days	1,455	402
> 90 days	3,534	2,946
Provision for irrecoverable trade receivables	(916)	(237)
Total	15,690	8,639

The Group’s trade receivables are stated after allowance for bad and doubtful debts. This allowance has been determined by considering specific doubtful balances and are analyzed as follows:

$000
At January 1, 2014	-
Charges to operating expenses	237
At December 31, 2014	237
Charges to operating expenses	679
At December 31, 2015	916

The provision for irrecoverable trade receivables relates to debts that are past due and impaired.

In determining the recoverability of a trade receivable the Group considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the reporting date. The concentration of credit risk is limited due to the customer base being large and unrelated.

The Directors have considered the material receivables that are past due dates with senior management directly responsible for those relationships. On the basis of these discussions and the credit control procedures in place the Directors consider that these receivables are recoverable. The Directors consider that the carrying amount of trade and other receivables is approximately equal to their fair value.

F-51

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

15. Trade and other payables

	2015 $000	2014 $000
Amounts payable to providers of services	2,435	2,332
Accruals and other amounts payable	9,785	2,480
Current taxes payable	1,662	953

	13,882	5,765
Total Trade and other payables
Amount due for settlement within 12 months	13,882	5,015
Amount due for settlement after 12 months	-	750

	13,882	5,765

Amounts payable to providers of services and accruals principally comprise amounts outstanding for trade purchases, ongoing costs and $1.0 million (2014: $0.75 million) being 4 years’ accrual for the 5 years’ loyalty bonus in respect of the Agency acquisition. The average credit period taken for trade purchases is 38 days (2014: 41 days). For most suppliers no interest is charged on the trade payables for the first 30 days from the date of the invoice. Thereafter, interest is charged on the outstanding balances at various interest rates. The Group has financial risk management policies in place to ensure that all payables are paid within the pre-agreed credit terms.

The Directors consider that the carrying amount of trade payables approximates to their fair value.

16. Borrowings

	2015 $000	2014 $000
Secured borrowing at amortized cost
Bank loans	18,401	6,000
Revolving credit facilities	4,653	6,550
Debt costs amortized over the life of the facility	(303)	(104)

	22,751	12,446
Total borrowings
Amount due for settlement within 12 months	2,500	7,546
Amount due for settlement after 12 months	20,251	4,900

	22,751	12,446

A new loan facility of $35 million was secured in the year as part of the ESP acquisition. All borrowings are denominated in US dollars. The other principal features of the Company’s borrowings are as follows:

●	interest is charged at 2.25% above US LIBOR;

●	the facilities are secured against trade receivables and contracted revenue;

●	the loan repayments are made quarterly over the life of the loan plus a final bullet repayment; and

●	the facilities are renewable in March 2020.

F-52

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

17. Derivative financial instruments

	2015 $000	2014 $000
Interest Rate Swap	14	27
	14	27

On June 30, 2015 the Group entered into an interest rate swap of 1.9% for the period June 30, 2015 to March 4, 2020 for 50% of the outstanding balance of it $20 million term loan facility.

The swap is a hedge of the interest rate expenses relating to the Group loans. The contract was recorded at fair value on December 31, 2015 and had a fair value liability of $14,000 (December 31, 2014: $27,000).

The interest rate swap’s contractual maturity is summarized below:

	2015 $000	2014 $000
Within 6 months	58	22
In 6 to 12 months	46	29
1 to 5 years	125	57

18. Deferred Consideration

Under the terms of the acquisition agreements in relation to Agency, Legacy, PEG and ESP the Company has obligations to the vendors of those businesses as set out below:

	2015 $000	2014 $000

Payable in less than one year	1,600	2,591

Payable in one to two years	2,282	2,445

Payable in two to five years	8,484	7,515
Impact of discounting on provisions payable in cash	(1,661)	(997)
Total deferred consideration payable	10,705	11,554

During the year the Company issued $1,311,300 (2014: Nil) consideration shares to the vendors of PEG (see note 20).

The cash deferred consideration requires the conversion into cash of the EBIT underlying the earn-out payment prior to its payment date. To the extent this has not been achieved the earn-out is reduced by the cash shortfall.

F-53

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

18. Deferred Consideration, continued

The Group has estimated the fair value of this liability based on the anticipated future EBIT of each underlying business. This value has then been discounted back to present value using the Group’s weighted average cost of capital of 5.22%.

The Group has the option to settle 30% of the $6,298,000 payable to PEG in shares in TLA (NY) Inc. In accordance with the terms of the exchange Agreement, these shares can be exchanged for Ordinary Shares in the capital of TLA Worldwide plc at any time at the option of the vendors. These payments are made annually for the next two years.

Deferred consideration $000

At January 1, 2014	12,365

Transfer to accruals	(250)
Settlement of deferred consideration	(1,825)
Movement in fair value	386
Unwinding of discount	878

At December 31, 2014	11,554

Settlement of deferred consideration	(2,591)
Additional deferred consideration	3,291
Movement in fair value	(2,006)
Unwinding of discount	680
Foreign exchange movement	(223)

At December 31, 2015	10,705

19. Operating Leases

The Group’s future minimum operating lease payments are as follows:

	2015 $000	2014 $000

Within one year	1,021	800
In the second to fifth years inclusive	1,329	1,739
	2,350	2,539

The above represents a number of office premises. During the year $1.3 million (2015: $0.7 million) was recognized as an expense in the statement of comprehensive income.

F-54

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

20. Share capital

The company had unlimited authorized shares.

The issued share capital of the Company (2.00p par value) and the changes during the year can be summarized as follows:

	Nominal Value £	Nominal Value $	Number

Balance at January 1, 2014	1,753,184	2,746,597	87,659,176

Issued on April 23, 2014 at 20.00p per share	249,697	391,600	12,484,856
Issued on May 12, 2014 at 30.90p per share	728	1,255	36,374
Issued on May 22, 2014 at 20.00p per share	446,343	700,000	22,317,159

Balance at December 31, 2014	2,449,952	3,839,452	122,497,565

Issued on March 19, 2015 43.36p per share	78,796	116,066	3,939,800
Issued on April 30, 2015 at 42.75p per share	192,946	296,752	9,647,307
Issued on October 5, 2015 at 25.26p per share	64,521	98,071	3,226,029
Issued on October 5, 2015 at 59.50p per share	72,972	110,918	3,648,624

Balance at December 31, 2015	2,859,187	4,461,259	142,959,325

2015 Equity Activity

On March 19, 2015 the Company issued 3,939,800 shares at a price of 43.36p per share, as part consideration for the acquisition of the assets and business of ESP. On April 30, the Company issued 9,647,307 at a price of 42.75p per share in respect of the Group’s LTIP after the 40p share price hurdle had been achieved. On October 5, the Company issued the deferred consideration shares to the vendors of PEG. 3,226,029 shares were issued to the PEG vendors at a share price of 25.26p, as set out in the acquisition agreement with the PEG Vendors. Also on October 5 the Company issued 3,648,624 at a price of 59.5p per share in respect of the Group’s LTIP after the 50p share price hurdle had been.

The Company has one class of ordinary shares, which carry no right to fixed income.

2014 Equity Activity

The Group settled fees in respect of International Sports Pty Limited supplying a director’s services. On May 12, 2014, 36,374 were issued at a price of 30.90p. The Group also issued the deferred consideration shares to the vendors of Agency and Legacy and on April 23, 2014, 12,484,856 were issued to the Agency vendors at a share price of 20p, as set out in the acquisition agreement with the Agency Vendors. On May 22, 2014, 22,317,159 deferred consideration shares were issued to the Legacy vendors at a piece of 20p per share, as set out in the acquisition agreement with the Legacy vendors.

The company has one class of ordinary shares, which carry no right to fixed income.

F-55

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

21. Equity

The Share Premium arises from capital raised through the issue of ordinary shares to the extent that the nominal value is exceeded by the proceeds of the issue.

Shares to be issued reflects deferred consideration payable in respect to acquisitions. This issue is not contingent on any future event and is therefore considered an equity item (see note 18).

The Employee share reserve arises on the issue of shares under the Group’s LTIP scheme where there is no difference between the market value of the shares issued and the amount originally paid for the associated Share Award.

The other Reserve in 2015 represents the liability related to a written option to purchase from the sellers the remaining outstanding 45% interest in ESP and its affiliates.

22. Group companies

The companies (all of which are wholly owned either directly or indirectly by TLA Worldwide PLC unless otherwise stated) in the Group are:

●	TLA Acquisitions Limited, registered in England and Wales, acts as an intermediate holding company;

●	TLA Acquisitions number two Limited, registered in England and Wales, acts as an intermediate holding company;

●	TLA-ESP Ltd, registered in England and Wales, undertakes the business of Athlete Representation and Sports Marketing;

●	The Legacy Agency Pty Ltd, incorporated under the laws of Victoria, Australia, undertakes the business of Athlete Representation and Sports Marketing;

●	TLA-ESP Pty Ltd, incorporated under the laws of Victoria, Australia, undertakes the business of Athlete Representation and Sports Marketing;

●	The Legacy Agency Australia Pty Ltd, incorporated under the laws of Victoria, Australia, undertakes the business of Sports Marketing;

●	The Legacy Agency Inc., incorporated under the laws of Delaware, United States of America, undertakes the business of Athlete Representation and Sports Marketing;

●	TLA Americas Inc., incorporated under the laws of Delaware, United States of America, undertakes the business of Athlete Representation and Sports Marketing; and

●	The Legacy Agency (NY) Inc. Incorporated under the laws of Delaware, United States of America, undertakes the business of Athlete Representation and Sports Marketing.

F-56

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

23. Notes of Cash flow Statement

	Year ended December 31, 2015 $000	Year ended December 31, 2014 $000

Operating profit for the year	4,725	1,516

Adjustments for:
Amortization of intangible assets	5,692	4,684
Depreciation of tangible assets	145	60
Share based payment charges	3,409	1,422
Fair value movement on valuation of deferred consideration	(2,006)	387

Operating cash flows before movements in working capital	11,965	8,069

Increase in inventory	(86)	-
Increase in receivables	(3,466)	(5,064)
Increase in payables	(2,785)	1,719

Cash generated by operations	5,628	4,724

Income taxes paid	(2,335)	(995)
Other non-cash movements	(1,251)	(749)

Net cash from operating activities	2,042	2,980

Cash and cash equivalents

Cash and bank balances	6,312	5,857

Cash and cash equivalents comprise cash and short-term bank deposits with an original maturity of three months or less. The carrying amount of these assets is approximately equal to their fair value.

24. Capital commitments

The Group had no commitments to purchase property, plant and equipment (2014: none).

25. Critical accounting judgements and key sources of estimation uncertainty

The preparation of financial information in conformity with IFRS requires the Group to make certain judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. These estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates under different assumptions or conditions.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

F-57

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

25. Critical accounting judgements and key sources of estimation uncertainty, continued

Critical judgements in applying the group’s accounting policies

The following are the critical judgements, apart from those involving estimations (which are dealt with separately below), that the Directors have made in the process of applying the Group’s accounting policies and that have the most significant effect on the amounts recognized in financial statements.

Revenue recognition

As to revenue generating activities, making the appropriate analysis to record revenue gross, as a principal, or net, as an agent.

Key sources of estimation uncertainty

The key assumptions concerning the future, and other key sources of estimation uncertainty at the reporting period, that may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are discussed below.

Impairment of goodwill

Determining whether goodwill is impaired requires an estimation of the value in use of the cash-generating units to which goodwill has been allocated. The value in use calculation requires the entity to estimate the future cash flows expected to arise from the cash-generating unit and a suitable discount rate in order to calculate present value. The carrying amount of goodwill at the balance sheet date was $42.2 million. Details of the impairment loss calculation and estimates are set out in note 11.

Valuation and impairment of other intangible assets

Determining the valuation of client relationships and client contracts acquired in an acquisition requires an estimation of anticipated revenues, related operating profits and useful lives.

During the year, management reconsidered the recoverability of these and certain purchased intangible assets which is included in the balance sheet at $9.0 million. Detailed sensitivity analysis has been carried out and management is confident that the carrying amount of the asset will be recovered in full, even if returns are reduced. This situation will be closely monitored, and adjustments made in future periods if future market activity indicates that such adjustments are appropriate.

Fair value measurements and valuation processes

Some of the Group’s assets and liabilities are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, the Group uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Group engages third party qualified specialists to perform the valuation. Management works closely with the qualified external valuers to establish the appropriate valuation techniques and inputs to the model. Information about the valuation techniques and inputs used in determining the fair value of various assets and liabilities are disclosed below.

Deferred consideration

Determining the amount payable in respect of deferred contingent consideration requires estimates of future earnings of each acquired business. Details of the deferred consideration calculation are set out in note 18.

Trade receivables

The Directors consider that the most significant area of accounting estimate relates to trade receivables, where clients have not settled in accordance with standard terms and conditions, and, the Directors have evaluated each balance receivable and made provisions for doubtful debts where appropriate, in accordance with experience of the normal basis on which such balances are settled. The Group’s customers include athletes, talent and large corporations. Whilst dependant on its most high profile clients the board believe that it has structures in place to mitigate the risk of non-payment. In addition the regulatory framework around Major League Baseball in particular underpins this confidence. Historically there have been few instances of non-payment with late payers settling outstanding balances in an acceptable time frame. The enlarged group has over 470 clients which spread the risk going forward. It is a focus of the Board to closely monitor receivables as part of its KPIs.

F-58

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives

Capital risk management

The Group manages its capital to ensure that entities in the Group will be able to continue as going concern while maximising the return to shareholders through the optimisation of the debt and equity balance. The Group’s overall strategy remains unchanged from 2014.

The capital structure of the Group includes the borrowings disclosed in note 16, and equity attributable to equity holders of the parent as disclosed in the statement of changes in equity.

The Group is not subject to any externally imposed capital requirements.

Debt is defined as long and short-term borrowings (excluding derivatives) as detailed in note 16.

Equity includes all capital and reserves of the Group that are managed as capital.

Categories of financial instruments

Except as detailed in the following table, the directors consider that the carrying amounts of financial assets and financial liabilities recorded at amortized cost in the financial statements approximate their fair values:

	2015			2014
	Carrying amount $000	Fair value $000	Fair value hierarchy	Carrying amount $000	Fair value $000	Fair value hierarchy

Financial assets
Cash and bank balances	6,312	6,312	Level 2	5,857	5,857	Level 2
Trade receivables	15,690	15,690	Level 2	8,639	8,639	Level 2
Other receivables	5,312	5,312	Level 2	3,888	3,888	Level 2
	27,314	27,314		18,384	18,384

Financial liabilities
Borrowings	22,751	22,751	Level 2	12,446	12,446	Level 2
Deferred consideration	10,705	10,705	Level 3	11,554	11,554	Level 3
Derivative financial instruments	14	14	Level 2	27	27	Level 2
Trade payables	2,435	2,435	Level 2	2,332	2,332	Level 2
Accruals and other amounts payable	9,785	9,785	Level 2	2,480	2,480	Level 2
Current tax payable	1,662	1,662	Level 2	953	953	Level 2
	47,352	47,352		29,792	29,792

The Group’s international operations expose it to a number of risks that include the effect of changes in foreign currency exchange rates, credit, and interest rates. As the majority of income and expenditure is in USD the main exchange risk is translational in effect to the earnings and dividends granted, when related to the share price in GBP.

F-59

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives, continued

Interest rate risk

The Group is exposed to interest rate risk because entities in the Group borrow funds at both fixed and floating interest rates. The risk is managed by the Group by maintaining an appropriate mix between fixed and floating rate borrowings, and by the use of interest rate swap contracts. Economic hedging strategies are evaluated regularly to align with interest rate views and defined risk appetite; ensuring the most cost-effective strategies are applied. The Group monitors its exposure to interest rate risk in association with the bank debt and when investing its cash resources and has implemented a strategy to hedge 50% of its outstanding term loan facility at a fixed interest rate of 1.9% for the period through March 4, 2020. The Group entered into an interest rate swap currently for 50% of the outstanding balance of the debt, if needed the interest rate swap has the option to step up twice in equal parts covering 100% of the facility. The Group’s sensitivity to interest rates has decreased during the current period mainly due to the reduction in variable rate debt instruments and the increase in interest rate swaps to swap floating rate debt to fixed rate debt.

Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group has adopted a policy of only dealing with creditworthy counterparties, as a means of mitigating the risk of financial loss from defaults. The Group’s exposure of its counterparties are continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties. Credit exposure is controlled by counterparty limits that are reviewed and approved by management annually.

The Group’s customers include athletes, talent and large corporations. Whilst dependant on it most high profile clients the Board believe that it has structures in place to mitigate the risk of non-payment. Historically there have been few instances of non-payment with late payers settling outstanding balances in an acceptable time frame.

The enlarged group has over 840 clients which spread the risk going forward. It is a focus of the Board to closely monitor receivables as part of its KPIs. The concentration of credit risk is limited due to the customer base being large and unrelated.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit-ratings assigned by international credit-rating ages.

The Group does not hold any collateral or other credit enhancements to cover this credit risk.

Liquidity risk

Ultimate responsibility for liquidity risk management rests with the board of directors, which has established an appropriate liquidity risk management framework for the management of the Group’s short, medium and long-term funding and liquidity management requirements. The Group manages liquidity risk by maintaining adequate reserves, banking facilities and reserve borrowing facilities, by continuously monitoring forecast and actual cash flows, and by matching the maturity profiles of financial assets and liabilities. Details of additional undrawn facilities that the Group has at its disposal to further reduce liquidity risk are set out below. The Group has continued to maintain positive cash resources above working capital requirements, which are monitored on a quarterly basis and validated by the lenders, providing a strong balance sheet visible to the Group’s customer base, but also ensuring sufficient available funds for operations, potential expansion or the potential financing of small acquisitions.

F-60

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives, continued

The following tables detail the Group’s remaining contractual maturity for its financial liabilities with agreed repayment periods. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay.

	0-3 months	3 months to 1 year	1-5 years	Impact of discounting	Total
December 31, 2015
Borrowings	625	1,875	20,614	(363)	22,751
Deferred consideration	1,600	-	10,766	(1,661)	10,705
Trade payables	2,435	-	-	-	2,435
Accruals	7,840	1,945	-	-	9,785
Current tax payable	-	1,662	-	-	1,662
Financial derivatives	-	-	14	-	14
	12,500	5,482	31,394	(2,024)	47,352

December 31, 2014
Borrowings	250	750	11,550	(104)	12,446
Deferred consideration	2,591	-	9,960	(997)	11,554
Trade payables	2,332	-	-	-	2,332
Accruals	1,722	-	758	-	2,480
Current tax	-	953	-	-	953
Financial derivatives	-	-	27	-	27
	6,895	1,703	22,295	(1,101)	29,792

Currency risk

Foreign currency risk can only arise on financial instruments that are denominated in a currency other than the functional currency in which they are measured. Translation related risks are therefore not included in the assessment of the entity’s exposure to currency risks. Translation exposures arise from financial and non-financial items held by an entity (for example, a subsidiary) with a functional currency different from the group’s presentation currency. The Group is exposed to currency risk and the Group’s exposure to currency risk at the year-end can be illustrated by the following:

December 31, 2015 Profit before taxation $000’s
10% weaken of AUD (against US $)	(173)
10% weaken of GBP (against US $)	(76)

10% strengthen of AUD (against US $)	173
10% strengthen of GBP (against US $)	76

F-61

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives, continued

Fair value of the Group’s financial assets and financial liabilities that are measured at fair value on a recurring basis

Some of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used).

Financial assets/ financial liabilities	Fair value as at		Fair value hierarchy	Valuation technique(s) and key input(s)	Significant unobservable input(s)	Relationship of unobservable inputs to fair value
	12/31/15	12/31/14
1) Interest rate swap (see note 17)	Liabilities – $14	Liabilities – $27	Level 2	Discounted cash flow. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of the reporting period) and contract	N/A	N/A
2) Deferred Consideration (see note 18)	Liabilities – $10,705	Liabilities – $11,554	Level 3	Discounted cash flow method was used to capture the present value of the expected future economic benefits that will flow out of the Group arising from the contingent consideration.	Discount rate of 5,22%, determined using a Capital Asset Pricing Model.	An increase in the discount rate used in isolation would result in a decrease in the fair value.

A slight increase in the probability adjusted revenues and profits used in isolation would result in an increase in the fair value.

F-62

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives, continued

Fair value hierarchy of financial assets and financial liabilities that are not measured at fair value (but fair value disclosures are required)

	Fair value hierarchy as at 12/31/15
	Level 1	Level 2	Level 3	Total
	$000	$000	$000	$000
Financial assets
Trade receivables	-	15,690	-	15,690
Other loans and receivables	-	5,312		5,312

Total	-	21,002	-	21,002

Financial liabilities
Borrowings	-	22,751	-	22,751
Trade payables	-	2,435	-	2,435
Current tax payable	-	1,662	-	1,662

Total	-	26,848	-	26,848

	Fair value hierarchy as at 12/31/14
	Level 1	Level 2	Level 3	Total
	$000	$000	$000	$000
Financial assets
Trade receivables	-	8,639	-	8,639
Other loans and receivables	-	3,888		3,888

Total	-	12,527	-	12,527

Financial liabilities
Borrowings	-	12,446	-	12,446
Trade payables	-	2,332	-	2,332
Current tax payable	-	953	-	953

Total	-	15,731	-	15,731

F-63

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

26. Financial risk management objectives, continued

Fair value measurements recognized in the statement of financial position

	2015
	Level 1	Level 2	Level 3	Total
	$000	$000	$000	$000

Financial liabilities at FVTPL
Derivative financial liabilities	-	14	-	14
Deferred consideration	-	-	10,705	10,705
Total	-	14	10,705	10,719

	2014
	Level 1	Level 2	Level 3	Total
	$000	$000	$000	$000

Financial liabilities at FVTPL
Derivative financial liabilities	-	27	-	27
Deferred consideration	-	-	11,554	11,554
Total	-	27	11,554	11,581

There were no transfers between Level 1, 2 and 3 during the current or prior year.

The only financial liabilities subsequently measured at fair value on Level 3 fair value measurement represent deferred consideration relating to a business combination. Due to the movement in fair value, a gain of $2,006 and a loss of $386 in 2015 and 2014, respectively, were recognized in profit or loss.

F-64

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

27. Share based payments

Equity-settled share option scheme

In December 2013 the Company entered into a Long Term Incentive Scheme (“LTIP”) for certain employees of the Group. The first award under the LTIP was split into three tranches, exercisable when the share price reaches an average of £0.40, £0.50 and £0.60 for a three-month period respectively. The period for vesting of this award is five years from the Company’s IPO date of December 8, 2011. If the award remains unexercised after this period they expire. The award is forfeited if the employee leaves the Group before the award vests.

In September 2015 a second award under the LTIP was made. This was also split into three tranches, exercisable when the share price reaches an average of £0.60, £0.70 and £0.80 for a three-month period respectively. The period for vesting of this award is two years from September 30, 2015. If the award remains unexercised after this period they expire. The award is forfeited if the employee leaves the Group before the award vests.

Details of the LTIP awards outstanding during the year are as follows.

No. of share awards
At January 1, 2013	15,893,752
Granted during the year	-
Forfeited during the year	-
Exercised during the year	-
Expired during the year	-

Outstanding at December 31, 2014	15,893,752

Exercisable at the end of the year	-

No. of share awards
At January 1, 2014	15,893,752
Granted during the year	12,000,000
Forfeited during the year	-
Exercised during the year	(13,295,931)
Expired during the year	-

Outstanding at December 31, 2015	14,597,821

Exercisable at the end of the year	-

F-65

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

27. Share based payments, continued

The awards outstanding at December 31, 2015 had an exercise price of between £0.01 and £0.03 and a weighted average remaining contractual life of 18 months. The aggregate of the estimated fair values of the first award is $1.79 million and the fair values of the second award is $4.55 million. The inputs into the Monte Carlo model, as at the date of the LTIP being entered into, prior to the date of are as follows:

2015
Weighted average exercise price	£0.01-£0.03
Expected volatility	15.9-30%
Expected life	2 -3 years
Risk-free rate	2.5-4.3%

The group recognized total expenses of $1.29 million (2014: $581,000) related to equity-settled share-based payment transactions.

If the first award hurdle of £0.40 under the LTIP did not vest during the five-year period on the expiry of the LTIP an option over 5,998,683 shares of the Company had been granted to the founders at an exercise price of 1p if satisfied by existing shares or 2p if satisfied by new shares As the £0.40 tranche under the first award has vested during the year the option automatically expired.

The group recognized total expenses of $1.02 million (2014: $0.84 million) related to equity-settled share-based payment transactions.

28. Acquisitions

Elite Sports Properties (“ESP”)

On March 19, 2015 the Group acquired the trade, assets and certain liabilities of Elite Sports Properties Holdings Pty Ltd, an Australian athlete representation and sports marketing company, and 55% of the share capital of Elite Sports Properties Merchandise Pty Limited (together “ESP”), for a total maximum consideration of AUD25.5 million payable over five years. The acquisition of ESP was made in order to allow the Company to round out its global sports marketing business and provide additional markets for the athletes it represents. Under the terms of the deal, the Group is paying up to AUD25.5 million for ESP, comprising an initial consideration of AUD13.5 million, of which AUD10.1 million is in cash and the balance by way of the issue of 3,939,800 ordinary shares of 2p each in TLA (“Shares”). The Shares were priced at 43.36p each, being the average closing market price over the seven days prior to completion of the deal. The further consideration of up to AUD12 million, of which half is payable on certain performance conditions being achieved for the three years ending December 31, 2017 and the balance subject to certain performance conditions being achieved for the five years ending December 31, 2019. Future earn out payments will be satisfied 75% cash and 25% in shares. The Group had an option to acquire the 45% of the equity of Elite Sports Properties Merchandise Pty Limited that it did not own from the first anniversary of acquisition. As part of the acquisition of ESP, the sellers of ESP held a written put option to require the Group to purchase the remaining 45% of ESPM should ESPM achieve certain performance conditions.  The Group recorded this written put option as a liability and as of December 31, 2015, the value of the written put option was $945,000, which was included in “Trade and Other Payables” on the Company’s Consolidated Statement of Balance Sheet. Furthermore, the Group also held a written call option to acquire the remaining 45% of ESPM, exercisable at any time.  This call option was exercised by TLA on July 1, 2016 for cash consideration of $1,106,000 and the issuance of 467,874 ordinary shares.

ESP contributed $20.3 million to revenue; $9.7 million to operating income; and $1.5 million to profit before tax for the period between the date of acquisition and the year end. Acquisition related costs (included in administrative expenses) amounted to $0.79 million.

F-66

TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

28. Acquisitions, continued

The carrying value and the fair value of the net assets of the acquisition were as follows:

TOTAL	AUD 000’s			USD 000’s
	Carrying Value	Fair value adjustment	Fair value at acquisition	Fair value at acquisition *
Intangible fixed assets	-	2,458	2,458	1,916
Goodwill on balance sheet	250	(250)	-	-
Deferred tax asset	120	598	718	560
Property, plant and equipment	365	-	365	285
Inventory	308	(268)	40	31
Trade receivables and other current assets	6,959	(25)	6,934	5,407
Cash at bank	1,916	-	1,916	1,494
Trade payables and other current liabilities	(10,701)	(1,840)	(12,541)	(9,779)
Deferred tax liabilities	-	(695)	(695)	(542)
Net assets	(783)	(22)	(805)	(628)
Non-Controlling Interests				288
Goodwill				14,062
Net assets acquired				13,722
Satisfied by:
Cash consideration				7,912
Equity in parent company				2,519
Deferred consideration payable				3,291
Fair value of consideration				13,722

Cash consideration				7,912
Less cash and cash equivalent balances acquired				(1,494)
Cash outflow on acquisition				6,418

*Converted at AUD/USD rate of 0.7797

Fair value adjustments primarily comprise of recognition of intangibles fixed assets and associated deferred tax, together with certain adjustments to working capital items.

The goodwill is attributable to the work force, expected synergies and other intangible assets which do not qualify for separate recognition. None of the goodwill is expected to be tax deductible.

The fair value of the 3,939,800 ordinary shares issued as part of the consideration was AUD3.66 million was determined by the amount of shares issued multiplied by the share price on the day of the transaction exchanged to AUD on the same day.

The contingent consideration payable is based on the average earnings before interest and taxes for 3 years and the 5 years ending December 31, 2017 and December 31, 2019. The future potential range of the discounted payment that the Group will have to make under the contingent consideration arrangement is between AUD nil and AUD 12 million. The fair value of the of the contingent consideration arrangement of AUD 4.4 million is based current forecast performance of ESP over the period to December 31, 2019.

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TLA Worldwide PLC

Annual Report 2015

Notes to the Consolidated Financial Statements

29. Non-controlling interest

Summarized financial information in respect of each of the Group’s subsidiaries that has material non-controlling interests is set out below. The summarized financial information below represents amounts before intragroup eliminations.

Elite Sports Property Merchandise Pty	2015 $000
Summary Balance Sheet
Current assets	3,439
Non-current assets	1,845
Current liabilities	(4,401)

Net Assets	883

Equity attributable to owners of the Company	749
Non-controlling interests	134

Summary Income statement
Revenue	13,003
Total Expenses (including cost of sales)	(12,094)

Profit for the year	909

Total comprehensive income
Profit attributable to owners of the Company	500
Profit attributable to non-controlling interests	409

Profit for the year	909

Profit attributable to non-controlling interest	409
Exchange translation difference on non-controlling interest	-
Total comprehensive profit attributable to non-controlling interest	409

30. Subsequent events

On July 1, 2016, the Company exercised its option to purchase the remaining 45% of the share capital of ESP for total consideration of $1.5 million, consisting on cash of $1.2 million and 467,874 ordinary shares. The consideration could increase after the three-year period ended December 31, 2018, subject to certain performance conditions. Any subsequent increase in consideration will be paid out 75% in cash and 25% in TLA ordinary shares.

TLA Business Combination

On May 3, 2016, Atlantic Alliance Partnership Corp. (“AAPC”) issued an announcement stating that the Board of Directors of the AAPC and the Company have reached agreement on the terms of a recommended offer by AAPC for the entire issued and to be issued ordinary share capital of the Company (the “TLA Business Combination”). In connection with the TLA Business Combination, AAPC intends to acquire all outstanding shares of the Company in a cash and stock transaction.

Pursuant to the terms of the TLA Business Combination, the Company’s shareholders will ultimately be entitled to receive 10 ordinary shares of AAPC for each 107 shares held. A partial cash alternative up to a maximum aggregate amount of $60 million will be made available to the Company’s shareholders pursuant to which the Company’s shareholders may elect to receive 61.5 pence in cash per share (subject to scale-back in accordance with the terms of the partial cash alternative) instead of some or all of AAPC’s ordinary shares to which they would otherwise be entitled to receive.

It is expected that, subject to the satisfaction or waiver of all relevant conditions, the TLA Business Combination will be completed in 2016.

31. Approval of the financial statements

The consolidated financial statements were approved and authorized for issue by the Company’s management on July 22, 2016.

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32. Changes from Previously Issued Financial Statements

On April 11, 2016, the Company issued consolidated financial statements as part of its annual report to shareholders due to its listing on AIM, the London Stock Exchange’s international market for smaller growing companies. Those consolidated financial statements were prepared in accordance with International Financial Reporting Standards as adopted by the European Union (“IFRS EU”).

As part of preparation of these consolidated financial statements, the Company’s management adjusted its financial statements to conform to International Financial Reporting Standards under the International Accounting Standards Board (“IFRS IASB”) and the guidance promulgated by the United Stated Securities and Exchange Commission (“SEC”).

Due to the application of SEC Staff Accounting Bulletin Nos. 99 and 108 (“SAB 99 and SAB 108”), the Company's management has made adjustments to its previously-issued consolidated financial statements for the years ended 2015 and 2014. The adjustments have been made to (i) record certain staff commission expenses and the related payables in the period that they were incurred; (ii) record an adjustment to the Company’s revenue recognition on a certain contract to reflect a component of revenue as principal as opposed to agent, such recognition being considered a more appropriate presentation; and (iii) to record a liability at December 31, 2015 with respect to its option to purchase the remaining 45% of ESPM, which is further described in Note 28 and Note 30.

As a result, the following financial statement line items and elements have been retrospectively restated from the amounts previously reported.

	As of December 31,
	2015			2014
	As Previously Reported $000s	Adjustments $000s	As Restated $000s	As Previously Reported $000s	Adjustments $000s	As Restated $000s
Trade and other payables	(12,783)	(1,099)	(13,882)	(4,653)	(362)	(5,015)
Total current liabilities	(16,883)	(1,099)	(17,982)	(14,790)	(362)	(15,152)
Total liabilities	(46,253)	(1,099)	(47,352)	(29,430)	(362)	(29,792)
Net assets	37,181	(1,099)	36,082	34,823	(362)	34,461
Other reserves	-	(945)	(945)
Retained earnings (loss)	(2,782)	(154)	(2,936)	(5,126)	(362)	(5,488)
Equity attributable to owners of the company	37,047	(1,099)	35,948	34,823	(362)	34,461
Total equity	37,181	(1,099)	36,082	34,823	(362)	34,461

	For the Year Ended December 31,
	2015			2014
	As Previously Reported $000s	Adjustments $000s	As Restated $000s	As Previously Reported $000s	Adjustments $000s	As Restated $000s
Revenue	44,440	1,200	45,640	20,816	-	20,816
Cost of sales	(9,439)	(1,200)	(10,639)	(25)	-	(25)
Administrative expenses	(30,590)	314	(30,276)	(19,087)	(188)	(19,275)
Operating profit/(loss)	4,411	314	4,725	1,704	(188)	1,516
Profit before taxation	2,817	314	3,131	419	(188)	231
Income taxes	(2,496)	(106)	(2,602)	(402)	64	(338)
Net income (loss)	321	208	529	17	(124)	(107)
Total comprehensive (loss) income, net of tax	(1,542)	208	(1,334)	(345)	(124)	(469)
Net income (loss) attributable owners of the company	(88)	208	120	17	(124)	(107)
Comprehensive (loss) income attributable to owners of the company	(1,951)	208	(1,743)	(345)	(124)	(469)
Basic earnings per share	$(0.00)		$0.00	$0.00		$(0.00)
Diluted earnings per share	$(0.00)		$0.00	$0.00		$(0.00)

F-69

Annex A

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THE FOLLOWING ANNOUNCEMENT IS AN ADVERTISEMENT AND NOT A PROSPECTUS OR PROSPECTUS EQUIVALENT DOCUMENT AND INVESTORS SHOULD NOT MAKE ANY INVESTMENT DECISION IN RELATION TO THE NEW AAPC SHARES EXCEPT ON THE BASIS OF THE INFORMATION IN THE TRANSACTION DOCUMENTS WHICH ARE PROPOSED TO BE PUBLISHED IN DUE COURSE

FOR IMMEDIATE RELEASE

3 May 2016

Recommended offer for TLA Worldwide plc ("TLA")

by

Atlantic Alliance Partnership Corp ("AAPC")

to be implemented by way of a scheme of arrangement

under Part 26 of the Companies Act 2006

Summary

Further to the announcement by TLA and AAPC on 24 March 2016 (the "Possible Offer Announcement"), the boards of TLA and AAPC are pleased to announce the terms of a recommended offer by AAPC for the entire issued and to be issued ordinary share capital of TLA proposed to be implemented by way of a Court-sanctioned scheme of arrangement of TLA under Part 26 of the Companies Act (the "Offer").

●	Under the terms of the Offer, which will be subject to the conditions set out in Appendix I to this announcement and to the full terms and conditions which will be set out in the Scheme Document, each TLA Shareholder will be entitled to receive:

10 New AAPC Shares per 107 TLA Shares held

(the "Exchange Ratio").

Based on the weighted average AAPC Share price over the three month period ended on 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement) of US$10.18 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. (London time) on 29 April 2016 (being the Business Day immediately prior to the date of this announcement, the "Last Practicable Date") the Exchange Ratio implies an offer value per TLA Share of 65 pence (the "Implied Offer Value") and:

-	represents a premium of 51.3 per cent. to the weighted average TLA Share price of 43.0 pence over the three month period ended 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement);

-	represents a premium of 53.8 per cent. to TLA’s closing Share price of 42.3 pence on 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement); and

-	values TLA’s issued and to be issued share capital at approximately £98.5 million.

●	The Exchange Ratio implies an offer value per TLA Share of 66 pence based on the closing price of AAPC’s Shares on the Last Practicable Date of US$10.31 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. on the Last Practicable Date.

●	A partial cash alternative up to a maximum aggregate amount of US$60 million will be made available to TLA Shareholders under the Offer pursuant to which TLA Shareholders may elect to receive 61.5 pence in cash per TLA Share (subject to scale-back in accordance with the terms of the Partial Cash Alternative) instead of some or all of the New AAPC Shares to which they would otherwise be entitled under the terms of the Offer. Based on the Implied Offer Value and the Last Practicable Date Spot Rate, the maximum amount of cash available under the Partial Cash Alternative of US$60 million equates to approximately 43 per cent. of the total value of the consideration to be offered to TLA Shareholders under the terms of the Offer. The Partial Cash Alternative will be funded from AAPC’s existing cash resources and, if required, the AAPC Debt Facility.

A-1

●	TLA Shareholders will be entitled to receive and retain the final dividend of 0.8 pence per TLA Share payable in respect of the financial year ended 31 December 2015 as announced on 12 April 2016.

Reasons for the Offer

●	The TLA Board believes that the Implied Offer Value represents an attractive valuation for TLA’s business. It also provides TLA Shareholders with the ability to exchange their TLA Shares for New AAPC Shares and to elect to receive (subject to scale-back) all or a portion of their consideration in cash under the terms of the Partial Cash Alternative.

●	The TLA Board and the AAPC Board each believe that TLA is a successful business with strong growth prospects within the international athlete representation and sports marketing industry. Both boards believe that the proposed partnership with AAPC provides TLA with a number of potential benefits, namely strengthening the business in the US market, providing additional cash resources for continued growth investment in the business and benefiting from the experience and expertise of the AAPC Founders. In addition, following the combination, AAPC will continue to be listed on NASDAQ, a major US exchange which, both boards believe, has the potential to offer existing TLA Shareholders greater liquidity than that currently enjoyed.

Recommendations

●	The TLA Directors, who have been so advised by Numis as to the financial terms of the Offer, consider the terms of the Offer to be fair and reasonable. In providing advice to the TLA Directors, Numis has taken into account the commercial assessments of the TLA Directors. Numis is providing independent financial advice to the TLA Directors for the purposes of Rule 3 of the Takeover Code.

●	The TLA Directors consider the Offer to be in the best interests of the TLA Shareholders as a whole and, accordingly, intend to unanimously recommend that the TLA Shareholders:

-	vote (or procure votes) in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting; or

-	in the event that the Offer is implemented by way of a Takeover Offer, accept (or procure acceptances of) the Takeover Offer.

●	The TLA Directors will make no recommendation as to whether TLA Shareholders should make an election under the Partial Cash Alternative as this will be dependent on individual TLA Shareholders' personal circumstances. Each TLA Shareholder should consider his/her own position carefully and, if in any doubt, should consult his/her own professional adviser(s).

●	The AAPC Directors have received financial advice from Lepe Partners in relation to the Offer and capital markets advice from Citigroup. In providing its advice to the AAPC Directors, Lepe Partners and Citigroup relied upon the AAPC Directors’ commercial assessments of the Offer.

Irrevocable Undertakings and Letters of Intent

●	AAPC has received irrevocable undertakings to vote (or procure votes) in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer) in respect of 60,959,233 TLA Shares, representing approximately 42.6 per cent. of the issued ordinary share capital of TLA, comprised as follows:

-	the TLA Founders and Ian Robinson in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 17,788,427 TLA Shares, representing approximately 12.4 per cent. of the issued ordinary share capital of TLA;

A-2

-	the TLA US Vendors in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 27,563,806 TLA Shares, representing approximately 19.3 per cent. of the issued ordinary share capital of TLA;

-	the TLA Australian Vendors in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 3,347,000 TLA Shares, representing approximately 2.3 per cent. of the issued ordinary share capital of TLA; and

-	Nigel Wray, in respect of his beneficial holding of TLA Shares amounting, in aggregate, to 12,260,000 TLA Shares, representing approximately 8.6 per cent. of the issued ordinary share capital of TLA.

●	Under these irrevocable undertakings:

-	the TLA Founders and the TLA Australian Vendors have each agreed to exchange 100 per cent. of their TLA Shares (representing in aggregate 21,095,427 TLA Shares and approximately 14.8 per cent. of the issued ordinary share capital of TLA prior to the issue of any TLA Shares under the LTIP) for New AAPC Shares; and

-	the TLA US Vendors (including Greg Genske, a director of TLA) have each agreed to exchange a minimum of 75 per cent. of their TLA Shares (representing in aggregate 20,672,852 TLA Shares and approximately 14.5 per cent. of the issued ordinary share capital of TLA) for New AAPC Shares.

●	In aggregate, therefore, AAPC has received irrevocable undertakings from TLA Shareholders to exchange a minimum of 41,768,279 TLA Shares (representing approximately 29.2 per cent. of the issued ordinary share capital of TLA prior to the issue of any TLA Shares under the LTIP) for New AAPC Shares.

●	In addition, certain TLA Shareholders being Livingbridge VC LLP, Strand Associates Limited and Amati VCT plc have each provided a letter of intent under which they have confirmed that it is their current intention to vote in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer) in respect of 39,684,346 TLA Shares, representing approximately 27.8 per cent. of the issued ordinary share capital of TLA.

●	The TLA Founders have also undertaken to exchange 100 per cent. of the new TLA Shares to be allotted and issued to them under the terms of the LTIP for New AAPC Shares.

●	The TLA Founders, the TLA US Vendors and the TLA Australian Vendors have also each agreed to enter into a lock-up undertaking with AAPC for a period of 12 months from and including the date on which the Offer becomes effective (subject to certain customary exceptions including with the prior written consent of the AAPC Board) with respect to their New AAPC Shares other than, in respect of the TLA Founders only, their Non-Restricted Shares which the TLA Founders will be free to sell from 1 January 2017. The TLA Founders have agreed to consider the entering into of Rule 10b5-1 plans in respect of any sales of their Non-Restricted Shares.

●	Save for the irrevocable undertakings from Ian Robinson and Nigel Wray, all of the irrevocable undertakings will continue to be binding in the event of a higher offer for TLA being announced. The irrevocable undertakings given by Ian Robinson and Nigel Wray will cease to apply should a third party announce an offer for TLA at not less than 105 per cent. of the Implied Offer Value. In addition, the irrevocable undertaking given by Nigel Wray will cease to apply if, as a result of movements in the AAPC share price or the UK pound to US dollar spot rate, the resultant offer value is 5 per cent. or more below the Implied Offer Value of 65 pence.

●	Further details of these irrevocable undertakings, letters of intent and the lock-up arrangements are set out in Appendix II to this announcement.

A-3

Transaction Structure

●	It is currently intended that the Offer will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act and by means of a merger under Part IX of the BVI Business Companies Act, 2004 (as amended) between AAPC and a newly incorporated BVI subsidiary of TLA, TLA BVI, which will have had transferred to it all of TLA’s assets and liabilities. AAPC reserves the right to elect (with the consent of the Panel) to implement the Offer by way of a Takeover Offer for the entire issued and to be issued share capital of TLA as an alternative to the Scheme.

●	To become Effective, the Scheme requires the approval of a majority in number of those Scheme Shareholders who are present and vote (either in person or by proxy) at the Court Meeting and who represent 75 per cent. or more in value of all Scheme Shares held by such Scheme Shareholders. The Scheme also requires the passing of the Special Resolutions to be proposed at the General Meeting, as well as satisfaction or waiver of the other conditions as set out in Appendix I. The Scheme must also be sanctioned by the Court at the Scheme Court Hearing. All TLA Shareholders may, if they wish, attend the Scheme Court Hearing. The Scheme will become Effective, following sanction by the Court, upon the delivery of an office copy of the Scheme Court Order to the Registrar of Companies. Upon the Scheme becoming Effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended and/or voted at the Court Meeting or the General Meeting. The Scheme will authorise TLA and TLA BVI to implement the BVI Merger with immediate effect.

●	NASDAQ rules require AAPC to seek shareholder approval for the issue of the New AAPC Shares to be issued pursuant to the Transaction. As AAPC Shareholder approval is required for the issue of the New AAPC Shares, AAPC is also taking the opportunity to seek AAPC Shareholder authority to approve the Transaction and to adopt the New AAPC Articles of Association. Accordingly, the Scheme is also conditional upon the AAPC Shareholder Resolutions being passed at the AAPC Shareholder Meeting. The AAPC Shareholder Resolutions seek approval for the Transaction, the issue of up to 15,000,000 New AAPC Shares and the adoption of the New AAPC Articles of Association. The resolutions to approve the Transaction and to allot the New AAPC Shares are conditional upon AAPC receiving redemption requests in respect of not more than 3,635,735 existing AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative). All requests for redemption of existing AAPC Shares will need to be made by AAPC Shareholders at least two Business Days prior to the date of the AAPC Shareholder Meeting. If, by such date, AAPC has received redemption requests in respect of more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), the Transaction will not proceed. The AAPC Founders and certain other associated individuals together have an interest in 2,700,313 AAPC Shares (representing approximately 26 per cent. of AAPC’s issued share capital) and have a contractual obligation to vote in favour of each of the AAPC Shareholder Resolutions at the AAPC Shareholder Meeting and have waived their redemption rights in respect of their AAPC Shares.

●	It is currently intended that the AAPC Shareholder Meeting will be held shortly before the Court Meeting and the General Meeting so that, prior to the Court Meeting and the General Meeting being held, there is certainty that the AAPC Shareholder Resolutions have been passed and not more than 3,635,735 (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative) existing AAPC Shares are required to be redeemed

●	The Transaction is expected to close in the third quarter of 2016, subject to the satisfaction (or, where applicable, waiver) of the conditions set out in Appendix I to this announcement.

●	The Scheme Document, containing further information about the Transaction and notices of the Meetings, will, subject to certain restrictions set out below, be posted to TLA Shareholders as soon as the Proxy Statement (as referred to below) is available for posting to AAPC Shareholders. The Panel has consented to TLA posting the Scheme Document more than 28 days after the date of this announcement. Subject to certain restrictions set out below, the Scheme Document will be also made available at the same time on AAPC's website at www.aapcacq.com and on TLA's website at www.tlaworldwide.com.

●	The Proxy Statement, containing further information on the Transaction and notice of the AAPC Shareholder Meeting, is expected to be posted to AAPC Shareholders in July 2016. Subject to certain restrictions set out below, the Proxy Statement will also be made available at the same time on AAPC’s website at www.aapcacq.com.

A-4

Comments on the Transaction

Commenting on the Transaction, Bart Campbell, Executive Chairman of TLA, said:

"The TLA Board believes that the fundamentals of the TLA business are very attractive and the momentum created in 2015 is well placed to continue into 2016 and beyond. I would like to thank the TLA management and all of the TLA Group’s employees for their hard work in building a successful and growing business since it listed on AIM in 2011.

The TLA Board believes that the Transaction will further strengthen the prospects for the TLA Group, enhancing our ability to pursue our strategy of organic and strategic M&A expansion on a global basis, seeking to take advantage of a fragmented market in which to build upon our strong position. The proposed partnership with AAPC is likely to provide a number of benefits and the TLA Board recommends that the TLA Shareholders vote in favour the Transaction."

Commenting on the Transaction, Jonathan Goodwin, President and CEO of AAPC, said:

"Our goal in creating AAPC was to identify a unique acquisition opportunity that would bring a proven, high-potential European company to the U.S. capital markets. Sports is among the most valuable and fastest-growing forms of media, and TLA is well-positioned to continue growing alongside it. We are excited to have found this opportunity in TLA, anchored by its strong financial profile, recurring and predictable revenues and strong industry fundamentals. TLA is the ideal partner and we look forward to partnering with their experienced management team, still led by the TLA Founders."

Enquiries

For further information please contact:

Atlantic Alliance Partnership Corp
Jonathan Goodwin, CEO and President	+44 (0) 20 7938 5810
Jonathan Mitchell, Chief Financial Officer	+1 212 409 2434

Lepe Partners LLP, Financial Adviser to Atlantic Alliance Partnership Corp

Julian Culhane	+44 (0) 20 7938 5810

Citigroup Global Markets, Inc.
Capital Markets Advisor to Atlantic Alliance Partnership Corp

TLA Worldwide plc	+1 212 645 2141

Bart Campbell, Executive Chairman
Michael Principe, CEO

Numis Securities Limited	+44(0) 207 260 1288

Financial Adviser, Nomad and Corporate Broker to TLA Worldwide plc
Nick Westlake, Oliver Hardy (Nomad)
Chris Wilkinson, Lorna Tilbian

Luther Pendragon	+44(0) 207 618 9100

PR Adviser to TLA Worldwide plc
Harry Chathli, Alexis Gore

This summary should be read in conjunction with and is subject to the full text of the following announcement and its appendices.

Important notices

This announcement is for information purposes only. It is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Offer, the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities of AAPC or TLA pursuant to the Transaction or otherwise in any jurisdiction in contravention of applicable law.

A-5

The Transaction will be made solely by means of the Scheme Document and the terms of the BVI Merger. The Scheme Document will contain the full terms and conditions of the Transaction including details of how to vote. Any vote in respect of the Scheme or other response in relation to the Transaction should be made only on the basis of the information contained in the Scheme Document.

This announcement is an advertisement and does not constitute a prospectus or prospectus equivalent document.

Terms used in this announcement (including this summary) have the meanings attributed to them in Appendix IV.

Important notices relating to financial advisers

Numis, which is authorised and regulated by the Financial Conduct Authority, is acting exclusively as financial adviser to TLA and no one else in connection with the matters set out in this announcement and will not be responsible to anyone other than TLA for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

Lepe Partners, which is authorised and regulated by the Financial Conduct Authority, is acting as financial adviser to AAPC and no one else in connection with the matters set out in this announcement and will not be responsible to anyone other than AAPC for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

Citigroup is acting as Capital Markets adviser to AAPC and no one else in connection with the matters set out in this announcement and will not be responsible to anyone other than AAPC for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom should inform themselves about, and observe, any applicable requirements. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of such jurisdiction. In particular, the ability of persons who are not resident in the United Kingdom to vote their TLA Shares in respect of the Scheme at the Meetings, to execute and deliver forms of proxy appointing another to vote at the Meetings on their behalf or to execute and deliver a form of election in respect of a purported election under the Partial Cash Alternative, may be affected by the laws of the relevant jurisdictions in which they are located. This announcement has been prepared for the purpose of complying with English law and the Takeover Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

Copies of this announcement and any formal documentation relating to the Transaction are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving this announcement or such documents (including, without limitation, custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. If the Offer is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

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The availability of the New AAPC Shares and/or the Partial Cash Alternative under the Offer to TLA Shareholders who are not resident in the United Kingdom or who are subject to the laws of another jurisdiction may be affected by the laws of the relevant jurisdictions in which they are resident or to which they are subject.

Disclosure requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication of this announcement

A copy of this announcement and the documents to be put on display pursuant to Rule 26.1 of the Takeover Code will be made available, subject to certain restrictions relating to persons resident in or subject to the laws and/or regulations of a Restricted Jurisdiction, on the website of TLA at www.tlaworldwide.com and the on website of AAPC at www.aapcacq.com by no later than 12 noon (London time) on the Business Day following the date of this announcement. For the avoidance of doubt, neither the content of the websites referred to in this announcement nor the contents of any website accessible from hyperlinks on any such website are incorporated into or form part of this announcement and such content should not be relied upon in reaching a decision regarding the matters referred to in this announcement.

TLA Shareholders and AAPC Shareholders may request a hard copy of this announcement by contacting the Company Secretary of TLA during business hours on +1 212 645 2141 or Numis during business hours on +44 (0)20 7260 1000 (for TLA Shareholders), or the Chief Financial Officer of AAPC during business hours on +1 212 409 2434 or Lepe during business hours on +44 (0)20 7938 5810 (for AAPC Shareholders). Alternatively, shareholders may submit a request in writing to TLA at 25th floor, 1500 Broadway, New York, NY 10036 or Numis at 10 Paternoster Row, London EC4M 7LT (for TLA Shareholders) or AAPC at 590 Madison Avenue, New York, NY 10022 or Lepe at 17 Old Court Place, London W8 4PL (for AAPC Shareholders). If you have received this announcement in electronic form, copies of this announcement and any document or information incorporated by reference into this announcement will not be provided unless such a request is made.

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Forward looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Offer, and other information published by AAPC and (as relevant) TLA contain statements which are, or may be deemed to be, "forward-looking statements". All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of AAPC and (as relevant) TLA about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement include statements relating to the expected effects of the Offer on the TLA Group and the Enlarged Group, the expected timing and scope of the Offer and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as "plan", "expect", "budget", "target", "aim", "scheduled", "estimate", "forecast", "intend", "anticipate", "assume" or "believe", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved. AAPC can give no assurance that expectations reflected in the forward-looking statements will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAPC and/or (as relevant) TLA) because they relate to events and depend on circumstances that may or may not occur in the future.

There are a number of factors that could affect the future operations of the TLA Group and/or the Enlarged Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; asset prices; market related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability, disruption in business operations due to reorganisation activities, interest rate, inflation and currency fluctuations, the timing impact and other uncertainties of future or planned acquisitions or disposals or combinations, the Enlarged Group incurring and/or experiencing unanticipated costs and/or delays, or difficulties relating to the Offer when the Offer is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

Each forward-looking statement speaks only as of the date of this announcement. Neither AAPC, TLA nor any of their associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur. All forward-looking statements contained in this announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations, neither AAPC nor TLA is under any obligation and undertakes no obligation, and expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A further list and description of risks and uncertainties can be found in AAPC’s reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

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Additional US related information

This announcement is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AAPC or TLA. This announcement may be deemed to be solicitation material in respect of the Transaction, including the issuance of AAPC’s ordinary shares in respect of the Transaction. In connection with the foregoing Transaction and issuance of AAPC’s ordinary shares, AAPC expects to file a proxy statement on Schedule 14A with the SEC. To the extent AAPC effects an Transaction as a court-sanctioned scheme of arrangement between TLA and TLA shareholders under the Companies Act, the issuance of AAPC’s ordinary shares in the Transaction would not be expected to require registration under the US Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the US Securities Act. In the event that AAPC determines to conduct an acquisition of TLA pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to AAPC’s ordinary shares that would be issued in the acquisition. INVESTORS AND SECURITY HOLDERS OF AAPC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT AAPC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAPC, THE PROPOSED ISSUANCE OF AAPC’S ORDINARY SHARES, AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement, and any registration statement/prospectus, in each case as applicable, and other relevant materials in connection with the proposed issuance of AAPC’s ordinary shares and the Transaction (when they become available), and any other documents filed by AAPC with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting AAPC in writing at 590 Madison Avenue, New York, NY 10022.

US investors are advised that the Offer is proposed to be made by means of a scheme of arrangement provided for under the laws of England and Wales although AAPC reserves the right to switch to a contractual offer. The Offer is subject to the disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which differ from the disclosure and other requirements of the US securities laws. Financial information included in the relevant documentation for the Offer will have been prepared in accordance with accounting standards applicable in the United Kingdom that may not be comparable to the financial statements of US companies.

If the Offer is extended to shareholders in the United States it will be made in satisfaction of the procedural and filing requirements of the US securities laws, to the extent applicable and required.

Participants in Solicitation

AAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAPC’s ordinary shareholders with respect to the Transaction, including the proposed issuance of the AAPC’s ordinary shares in respect of the Transaction. Information about AAPC’s directors and executive officers and their ownership of AAPC’s ordinary shares is set forth in AAPC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 23, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Transaction and issuance of AAPC’s ordinary shares in the Transaction.

TLA is organised under the laws of England and Wales. Some of the officers and directors of TLA are residents of countries other than the United States. As a result, it may not be possible to sue TLA or such persons in a non-US court for violations of US securities laws. It may be difficult to compel TLA and its respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

No profit forecasts or estimates

Unless expressly stated otherwise, no statement in this announcement (including any statement of estimated synergies) is intended as a profit forecast or a profit estimate and no statement in this announcement should be interpreted to mean that earnings per AAPC Share or TLA Share for the current or future financial years would necessarily match or exceed the historical published earnings per AAPC Share or TLA Share.

Right to switch to a Takeover Offer

AAPC reserves the right to elect, with the consent of the Panel, to implement the Transaction by way of a Takeover Offer as an alternative to the Scheme. In such an event, the Takeover Offer will be implemented on the same terms or, if AAPC so decides, on such other terms being no less favourable (subject to appropriate amendments), so far as applicable, as those which would apply to the Scheme and subject to the amendment referred to in Appendix I to this announcement. If the Transaction is implemented as a Takeover Offer rather than as a Scheme, the Transaction will comply with all applicable securities laws of the United States and other applicable jurisdictions.

Information relating to TLA Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by TLA Shareholders, persons with information rights and other relevant persons for the receipt of communications from TLA may be provided to AAPC during the Offer Period as required under Section 4 of Appendix 4 of the Takeover Code.

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If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

All times shown in this announcement are London times, unless otherwise stated.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN OR INTO OR FROM ANY RESTRICTED JURISDICTIONS OR ANY OTHER JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

THE FOLLOWING ANNOUNCEMENT IS AN ADVERTISEMENT AND NOT A PROSPECTUS OR PROSPECTUS EQUIVALENT DOCUMENT AND INVESTORS SHOULD NOT MAKE ANY INVESTMENT DECISION IN RELATION TO THE NEW AAPC SHARES EXCEPT ON THE BASIS OF THE INFORMATION IN THE TRANSACTION DOCUMENTS WHICH ARE PROPOSED TO BE PUBLISHED IN DUE COURSE

FOR IMMEDIATE RELEASE

3 May 2016

Recommended offer for TLA Worldwide plc ("TLA")

by

Atlantic Alliance Partnership Corp ("AAPC")

to be implemented by way of a scheme of arrangement

under Part 26 of the Companies Act 2006

1.	Introduction

The boards of TLA and AAPC are pleased to announce the terms of a recommended offer by AAPC for the entire issued and to be issued ordinary share capital of TLA proposed to be implemented by means of the Scheme.

2.	Summary of the terms of the Offer

Under the terms of the Offer, which will be subject to the conditions set out in Appendix I to this announcement and to the full terms and conditions which will be set out in the Scheme Document, each TLA Shareholder will be entitled to receive:

10 New AAPC Shares per 107 TLA Shares held

(the "Exchange Ratio").

Based on the weighted average AAPC Share price over the three month period ended on 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement) of US$10.18 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. (London time) on 29 April 2016 (being the Business Day immediately prior to the date of this announcement, the "Last Practicable Date") the Exchange Ratio implies an offer value per TLA Share of 65 pence (the "Implied Offer Value") and:

●	represents a premium of 51.3 per cent. to the weighted average TLA Share price of 43.0 pence over the three month period ended on 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement);

●	represents a premium of 53.8 per cent. to the closing price per TLA Share of 42.3 pence on 23 March 2016 (being the Business Day immediately prior to the date of the Possible Offer Announcement); and

●	values TLA’s issued and to be issued share capital at approximately £98.5 million.

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The Exchange Ratio implies an offer value per TLA Share of 66 pence based on the closing price of AAPC’s Shares on the Last Practicable Date of US$10.31 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. on the Last Practicable Date.

A partial cash alternative up to a maximum aggregate amount of US$60 million (the "Partial Cash Alternative") will be made available to TLA Shareholders under the Offer pursuant to which TLA Shareholders may elect to receive 61.5 pence in cash per TLA Share (subject to scale-back in accordance with the terms of the Partial Cash Alternative) instead of some or all of the New AAPC Shares to which they would otherwise be entitled under the terms of the Offer. Based on the Implied Offer Value and the Last Practicable Date Spot Rate, the maximum amount of cash available under the Partial Cash Alternative of US$60 million equates to approximately 43 per cent. of the total value of the consideration to be offered to TLA Shareholders under the terms of the Offer.

TLA Shareholders will be entitled to receive and retain the final dividend of 0.8 pence per TLA Share payable in respect of the financial year ended 31 December 2015 as announced on 12 April 2016.

3.	Background to and reasons for the recommendation

The TLA Board believes that the Implied Offer Value represents an attractive valuation for TLA’s business. It provides TLA Shareholders with the ability to exchange their TLA Shares for New AAPC Shares and to elect to receive (subject to scale-back) all or a portion of their consideration in cash under the terms of the Partial Cash Alternative.

The TLA Board and the AAPC Board each believe that TLA is a successful business with strong growth prospects within the international athlete representation and sports marketing industry. Both boards believe that there are a number of potential benefits to TLA through the proposed partnership with AAPC, namely strengthening the business in the US market, providing additional cash resources for continued growth investment in the business and benefiting from the experience and expertise of the AAPC Founders. In addition, following the combination, AAPC will continue to be listed on NASDAQ, a major US exchange which, both boards believe, has the potential to offer existing TLA Shareholders greater liquidity than that currently enjoyed.

The TLA Founders are fully committed to TLA’s strategy, are confident in TLA’s growth prospects and intend to remain with the business after closing of the Transaction. In addition, two of the AAPC Founders (Mark Klein and Iain Abrahams) will remain on the AAPC Board after the Transaction closes. The TLA Founders and the AAPC Founders have each agreed to be subject to a 12 month lock-up in respect of their AAPC Shares (excluding in the case of the TLA Founders only, the Non-Restricted Shares), subject to certain customary exceptions including if the AAPC Board consents to AAPC Shares being sold. It is intended that if the AAPC Board gives such consent the TLA Founders and the AAPC Founders will each be permitted to sell AAPC Shares pro rata to their respective holdings.

4.	Recommendations

The TLA Directors, who have been so advised by Numis as to the financial terms of the Offer, consider the terms of the Offer to be fair and reasonable. In providing advice to the TLA Directors, Numis has taken into account the commercial assessments of the TLA Directors. Numis is providing independent financial advice to the TLA Directors for the purposes of Rule 3 of the Takeover Code.

The TLA Directors consider the Offer to be in the best interests of the TLA Shareholders as a whole and, accordingly, intend to unanimously recommend that the TLA Shareholders:

●	vote (or procure votes) in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting; or

●	in the event that the Offer is implemented by way of a Takeover Offer, accept (or procure acceptances of) the Takeover Offer.

The TLA Directors will make no recommendation as to whether TLA Shareholders should make an election under the Partial Cash Alternative as this will be dependent on individual TLA Shareholders' personal circumstances. Each TLA Shareholder should consider his/her own position carefully and, if in any doubt, should consult his/her own professional adviser(s).

The AAPC Directors have received financial advice from Lepe Partners in relation to the Offer and capital markets advice from Citigroup. In providing its advice to the AAPC Directors, Lepe Partners and Citigroup relied upon the AAPC Directors’ commercial assessments of the Offer.

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5.	Irrevocable Undertakings and Letters of Intent

AAPC has received irrevocable undertakings to vote (or procure votes) in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer) in respect of 60,959,233 TLA Shares, representing approximately 42.6 per cent. of the issued ordinary share capital of TLA, comprised as follows:

●	the TLA Founders and Ian Robinson in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 17,788,427 TLA Shares, representing approximately 12.4 per cent. of the issued ordinary share capital of TLA;

●	the TLA US Vendors in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 27,563,806 TLA Shares, representing approximately 19.3 per cent. of the issued ordinary share capital of TLA;

●	the TLA Australian Vendors in respect of their beneficial holdings of TLA Shares amounting, in aggregate, to 3,347,000 TLA Shares, representing approximately 2.3 per cent. of the issued ordinary share capital of TLA; and

●	Nigel Wray, in respect of his beneficial holding of TLA Shares amounting, in aggregate, to 12,260,000 TLA Shares, representing approximately 8.6 per cent. of the issued ordinary share capital of TLA.

Under these irrevocable undertakings:

●	the TLA Founders and the TLA Australian Vendors have each agreed to exchange 100 per cent. of their TLA Shares (representing in aggregate 21,095,427 TLA Shares and approximately 14.8 per cent. of the issued ordinary share capital of TLA prior to the issue of any TLA Shares under the LTIP) for New AAPC Shares; and

●	the TLA US Vendors have each agreed to exchange a minimum of 75 per cent. of their TLA Shares (representing in aggregate 20,672,852 TLA Shares and approximately 14.5 per cent. of the issued ordinary share capital of TLA) for New AAPC Shares.

In aggregate, therefore, AAPC has received irrevocable undertakings from TLA Shareholders to exchange a minimum of 41,768,279 TLA Shares (representing approximately 29.2 per cent. of the issued ordinary share capital of TLA prior to the issue of any TLA Shares under the LTIP) for New AAPC Shares.

In addition, certain TLA Shareholders being Livingbridge VC LLP, Strand Associates Limited and Amati VCT plc have each provided a letter of intent under which they have confirmed that it is their current intention to vote in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer) in respect of 39,684,346 TLA Shares, representing approximately 27.8 per cent. of the issued ordinary share capital of TLA.

The TLA Founders have also undertaken to exchange 100 per cent. of the new TLA Shares to be allotted and issued to them under the terms of the LTIP for New AAPC Shares.

The TLA Founders, the TLA US Vendors and the TLA Australian Vendors have also each agreed to enter into a lock-up undertaking with AAPC for a period of 12 months from and including the date on which the Offer becomes effective (subject to certain customary exceptions including with the prior written consent of the AAPC Board) with respect to their New AAPC Shares other than, in respect of the TLA Founders only, their Non-Restricted Shares which the TLA Founders will be free to sell from 1 January 2017. The TLA Founders have agreed to consider the entering into of Rule 10b5-1 plans in respect of any sales of their Non-Restricted Shares.

Save for the irrevocable undertakings from Ian Robinson and Nigel Wray, all of the irrevocable undertakings will continue to be binding in the event of a higher offer for TLA being announced. The irrevocable undertakings given by Ian Robinson and Nigel Wray will cease to apply should a third party announce an offer for TLA at not less than 105 per cent. of the Implied Offer Value. In addition, the irrevocable undertaking given by Nigel Wray will cease to apply if, as a result of movements in the AAPC share price or the UK pound to US dollar spot rate, the resultant offer value is 5 per cent. or more below the Implied Offer Value of 65 pence.

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Further details of these irrevocable undertakings, letters of intent and the lock-up arrangements are set out in Appendix II to this announcement.

6.	Information relating to TLA and AAPC

6.1.	TLA

TLA is a leading athlete representation, sports marketing and event management company established by the TLA Founders with the acquisition of LS Legacy and The Agency when it listed on AIM in December 2011. TLA derives revenues from long term agency relationships with many prominent US and International sports stars, broadcasters and media personalities associated with major sports including the MLB, NFL, NBA, PGA tour, AFL, Olympians and cricketers. In addition, it also provides a range of services in respect of media consultancy, sports sponsorship and event creation and ownership, including the International Champions Cup tournament in Australia. TLA serves its clients from 10 locations worldwide including its offices in the US, Australia and UK. TLA is a public company whose shares are quoted on the AIM market of the London Stock Exchange.

For the year ended 31 December 2015, the TLA Group delivered strong growth in revenue and operating income across all segments, which saw an increase in TLA Group revenue of 114 per cent. to US $44.4 million and Group operating income of 68 per cent. to US $35.0 million, with headline EBITDA of US $13.4 million for the period, an increase of 49 per cent. Excluding acquisitions, revenue, operating income and headline EBITDA each grew organically by 22 per cent., 22 per cent. and 10 per cent. respectively.

Trading so far in 2016 has been in line with the TLA Board’s expectations and TLA continues to see good momentum in the business, including an increase in TLA’s events programme in 2016. The fundamental business drivers in the sports marketing and athlete representation industry remain strong and baseball continues to enjoy excellent forward visibility with a further US $174 million of contracts negotiated during the financial year ended 31 December 2015. As a result, the TLA Board looks to the future with confidence.

Further information on TLA will be included in the Scheme Document.

6.2.	AAPC

AAPC is a blank check company incorporated in the British Virgin Islands on 14 January 2015 for the purpose of conducting a business combination led by its sponsors and senior management team comprising Jonathan Goodwin, Mark Klein, Waheed Alli, Jonathan Mitchell and Iain Abrahams. As at 31 December 2015, AAPC had $80.8 million of capital in trust which includes the net proceeds raised in its initial public offering on 4 May 2015 ("IPO"). AAPC’s ordinary shares are listed on the NASDAQ. As at the Last Practicable Date the closing share price per AAPC Share was $10.31 per share and its issued share capital comprised 10,387,813 shares of no par value.

The capital raised by AAPC at the time of its IPO is held in trust for the benefit of AAPC Shareholders until a proposed business combination is successfully consummated and may be used only for transaction consideration. If no acquisition is completed by 4 November 2016, the capital will be returned in full to AAPC Shareholders. Under NASDAQ rules AAPC will need shareholder approval to issue the New AAPC Shares pursuant to the Transaction and will be obliged to offer to redeem AAPC Shares held by AAPC Shareholders (other than the AAPC Founders and certain individuals associated with them). To ensure that AAPC has the requisite cash resources available to it to satisfy elections made under the Partial Cash Alternative, the AAPC Shareholder Resolutions are expressed to be conditional upon AAPC receiving redemption requests in respect of not more than 3,635,735 existing AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative). All requests for redemption of existing AAPC Shares will need to be made by AAPC Shareholders at least two Business Days prior to the date of the AAPC Shareholder Meeting. If by such date AAPC has received redemption requests in respect of more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), the Transaction will not proceed and an announcement to that effect will be made.

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7.	Financing the Offer

Depending on the number of elections under the Partial Cash Alternative, the sterling equivalent of up to US$60 million of cash consideration may become payable by AAPC under the terms of the Scheme. The cash payable under the Offer will be funded from a combination of AAPC’s existing cash resources (following deduction of amounts payable to existing AAPC Shareholders in respect of the redemption of any AAPC Shares and certain other amounts) and, if required, the AAPC Debt Facility.

Lepe Partners, acting as financial adviser to AAPC, is satisfied that sufficient resources are available to AAPC to satisfy in full the aggregate cash consideration of the sterling equivalent of up to US$60 million which may be payable to TLA Shareholders under the Offer.

8.	Partial Cash Alternative

Pursuant to the Partial Cash Alternative, TLA Shareholders will be entitled to elect to receive cash instead of some or all of the New AAPC Shares to which they would otherwise be entitled under the Offer (subject to scale-back in accordance with the terms of the Partial Cash Alternative). If a TLA Shareholder does not, pursuant to the Partial Cash Alternative, elect to receive cash instead of all or any of the New AAPC Shares to which it would otherwise be entitled to receive under the Offer, the entirety of the consideration due to that TLA Shareholder pursuant to the Offer will be satisfied by the issue of New AAPC Shares.

The maximum amount of cash available under the Partial Cash Alternative is the sterling equivalent of US$60 million and equates to approximately 43 per cent. of the total value of the consideration offered to TLA Shareholders under the terms of the Offer, based on the Implied Offer Value and the Last Practicable Date Spot Rate. For the purpose of satisfying elections under the Partial Cash Alternative the maximum cash available of US$60 million will be converted into sterling using the Effective Date Spot Rate.

If valid elections for the Partial Cash Alternative would otherwise result in the payment of more than the sterling equivalent of US$60 million (converted into sterling using the Effective Date Spot Rate), TLA Shareholders who have elected for the Partial Cash Alternative will be scaled back pro rata with the balance of their entitlements being satisfied in New AAPC Shares (other than fractional entitlements). If valid elections for the Partial Cash Alternative are in aggregate no more than US$60 million (converted into sterling using the Effective Date Spot Rate), all elections will be met in full.

If no elections are made for the Partial Cash Alternative, AAPC would issue approximately 14,164,219 New AAPC Shares pursuant to the Offer. Assuming no AAPC Shareholders exercise their right to redeem their AAPC Shares, AAPC would have approximately 24,552,032 AAPC Shares in issue and TLA Shareholders would together hold approximately 58 per cent. of the AAPC Shares in issue upon the Scheme becoming Effective. If elections for the Partial Cash Alternative are such that the sterling equivalent of US$60 million is paid to TLA Shareholders in full, AAPC would issue approximately 7,993,201 New AAPC Shares under the Offer and, assuming no AAPC Shareholders exercise their right to redeem their AAPC Shares, would have approximately 18,321,014 AAPC Shares in issue and TLA Shareholders would together hold approximately 43 per cent. of the AAPC Shares in issue upon the Scheme becoming Effective.

Full details of the Partial Cash Alternative will be set out in the Scheme Document.

9.	Capital structure and dividend policy

On 12 April 2016, TLA announced that the TLA Board had proposed a final dividend of 0.8 pence per TLA Share in respect of the financial year ended 31 December 2015. This dividend will be paid by TLA on 8 July 2016 to TLA Shareholders on TLA’s shareholder register on 26 May 2016 and is not conditional on the Offer. TLA Shareholders will be entitled to receive and retain this dividend in addition to the consideration payable by AAPC under the terms of the Offer.

AAPC has not paid any dividends since its incorporation.

TLA Shareholders who receive New AAPC Shares pursuant to the Offer will be entitled to any dividend declared by the AAPC Board after closing of the Transaction. The AAPC Board will decide the absolute level of any future dividends taking into account all relevant factors including the Enlarged Group’s underlying earnings, cash flows, capital investment plans and the prevailing market outlook.

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Apart from the final dividend of 0.8 pence per TLA Share in respect of the financial year ended 31 December 2015 which TLA Shareholders have the right to receive and retain, AAPC has the right to reduce the offer consideration by the amount of any dividend (or other distribution) which is paid or becomes payable by TLA following the date of this announcement.

10.	TLA LTIPs

Awards under the LTIP were granted to the TLA Founders in December 2013 and September 2015. Under the terms of the LTIP ordinary shares have been issued to the LTIP participants in a subsidiary company of TLA. Subject to certain performance criteria being met, these ordinary shares would normally vest at certain points and, on vesting, would be exchanged, on a one for one basis at nil cost, for TLA Shares.

As at the Last Practicable Date, 14,597,821 such subordinated ordinary shares are in issue. The number of ordinary shares which will vest and be exchanged for new TLA Shares will not be known until such time as the Scheme is sanctioned by the Court. The Scheme will extend to all such new TLA Shares which are allotted and issued on the vesting of the LTIP. For example, if the offer price per TLA Share is, on the date that the Scheme is sanctioned by the Court, 65 pence then 8,597,821 ordinary shares will vest and be exchanged for 8,597,821 new TLA Shares, which will be acquired by AAPC pursuant to the Transaction. All issued ordinary shares, which will not vest upon the Scheme becoming Effective, will be acquired by TLA for nominal value.

Further details will be set out in the Scheme Document.

11.	Board of Directors and senior management post Transaction

AAPC attaches great importance to the skills, knowledge and expertise of TLA’s existing management and employees. AAPC has given assurances to the TLA Directors that, following completion of the Offer, the existing employment and pension rights of TLA’s retained employees will be fully respected.

The Enlarged Group’s registered office will be located at AAPC’s office at Nemours Chambers, Road Town, Tortola, British Virgin Islands and its headquarters will be located at 25th floor, 1500 Broadway, New York, where TLA currently has its headquarters. Following completion of the Offer, it is proposed that AAPC will be renamed TLA Worldwide.

Upon the Transaction closing, it is proposed that the AAPC Board will comprise three executive directors being Bart Campbell (Executive Chairman), Michael Principe (Chief Executive Officer) and one other person to be identified after the date of this announcement together with four non-executive directors being Mark Klein and Iain Abrahams (two of the AAPC Founders) and two newly appointed directors to be identified after the date of this announcement. The AAPC Directors other than Mark Klein and Iain Abrahams will resign from the AAPC Board with effect from closing of the Transaction. TLA's non-executive directors will resign from the TLA Board with effect from closing of the Transaction.

Further information in respect of directors and employees will be set out in the Scheme Document.

It is intended that new management incentivisation arrangements will be put in place after the Scheme has become Effective but no discussions as to the terms thereof have taken place to date.

12.	Structure of the Transaction and Shareholder approvals

TLA

It is currently intended that the Transaction will be effected by means of a scheme of arrangement between TLA and TLA Shareholders under Part 26 of the Companies Act and by means of a merger under Part IX of the BVI Business Companies Act, 2004 (as amended) between AAPC and a newly incorporated BVI subsidiary of TLA, TLA BVI, which will have had transferred to it all of TLA’s assets and liabilities. If the Transaction closes, it will result in AAPC becoming the owner of the entirety of the assets and liabilities of TLA. The Scheme will authorise TLA and TLA BVI to implement the BVI Merger.

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Conditions to the Scheme

The implementation of the Scheme will be subject to satisfaction of the Conditions and the further terms referred to in Appendix I to this announcement and to be included in the Scheme Circular. The Conditions set out in Appendix I to this announcement include, amongst others:

●	a resolution to approve the Scheme being passed by a majority in number of the Scheme Shareholders who are present and vote at the Court Meeting, either in person or by proxy, representing not less than 75 per cent. in value of the Scheme Shares voted by those Scheme Shareholders;

●	the Special Resolutions being proposed in connection with the implementation of the Scheme and the Transaction being duly passed by the requisite majority of TLA Shareholders at the General Meeting;

●	the Scheme being sanctioned (with or without modification, on terms agreed by AAPC and TLA) by the Court and the delivery of an office copy of the Scheme Court Order to the Registrar of Companies;

●	NASDAQ having authorised the listing of the New AAPC Shares upon official notice of issuance and not having withdrawn such authorisation; and

●	the AAPC Shareholder Resolutions being proposed in connection with the Transaction being approved by the requisite majorities and such resolutions having become unconditional in accordance with their terms. The AAPC Shareholder Resolutions seek approval for the Transaction, the issue of the New AAPC Shares and the adoption of the New AAPC Articles of Association. The resolutions to approve the Transaction and to allot the New AAPC Shares are conditional upon AAPC receiving redemption requests in respect of not more than 3,635,735 existing AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative).

●	It is currently intended that the AAPC Shareholder Meeting will be held shortly before the Court Meeting and the General Meeting so that, prior to the Court Meeting and the General Meeting being held, there is certainty that the AAPC Shareholder Resolutions have been passed and not more than 3,635,735 existing AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative) are required to be redeemed.

The Court Meeting and the General Meeting

To become Effective, the Scheme requires (i) the approval at the Court Meeting by a majority in number of the Scheme Shareholders present and voting (and entitled to vote), either in person or by proxy, representing not less than 75 per cent. in value of the Scheme Shares held by such Scheme Shareholders; and (ii) the passing of the Special Resolutions at the General Meeting by TLA Shareholders representing at least 75 per cent. of the votes cast at the General Meeting (either in person or by proxy). The General Meeting will be held immediately after the Court Meeting.

All TLA Shareholders appearing on TLA's register of members at the Voting Record Time will be entitled to vote at the Meetings.

The Scheme will lapse if, inter alia:

●	the Court Meeting and the General Meeting are not held by the 22nd day after the expected date of such Meetings to be set out in the Scheme Document (or such later date as may be agreed between AAPC and TLA and which the Court allows); or

●	the Scheme does not become Effective by a date to be agreed between AAPC and TLA, provided however, that the deadlines for the timing of the Court Meeting and the General Meeting, for the Scheme to become Effective as set out above may be waived by AAPC.

Following the Court Meeting and the General Meeting, the Scheme must be sanctioned by the Court at the Scheme Court Hearing. All TLA Shareholders may, if they wish, attend the Scheme Court Hearing. The Scheme will only become Effective once an office copy of the Scheme Court Order is delivered to the Registrar of Companies.

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If the Scheme becomes effective

Upon the Scheme becoming Effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting and the General Meeting. Upon the Scheme becoming Effective, the BVI Merger will immediately be implemented by AAPC and TLA BVI.

AAPC

NASDAQ rules require AAPC to seek shareholder approval for the issue of the New AAPC Shares to be issued pursuant to the Transaction. As AAPC Shareholder approval is required for the issue of the New AAPC Shares, AAPC is also taking the opportunity to seek AAPC Shareholder authority to approve the Transaction and to adopt the New AAPC Articles of Association. Accordingly, the Scheme is also conditional upon the AAPC Shareholder Resolutions being passed at the AAPC Shareholder Meeting.

The AAPC Shareholder Resolutions seek approval for:

●	the Transaction;

●	the issue of up to 15,000,000 New AAPC Shares as consideration for the Transaction; and

●	the adoption of the New AAPC Articles of Association.

The requisite majorities required to pass these resolutions are a simple majority of AAPC Shareholders present and voting at the meeting in relation to the first two resolutions and a 65 per cent. majority of AAPC Shareholders present and voting at the meeting in relation to the resolution to adopt the New AAPC Articles of Association.

The resolutions to approve the Transaction and to allot the New AAPC Shares are conditional upon AAPC receiving redemption requests in respect of not more than 3,635,735 existing AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative). All requests for redemption of existing AAPC Shares will need to be made by AAPC Shareholders at least two Business Days prior to the date of the AAPC Shareholder Meeting. If by such date, AAPC has received redemption requests in respect of more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), the Transaction will not proceed and an announcement to that effect will be made.

The AAPC Founders and certain associated individuals together have an interest in 2,700,313 AAPC Shares (representing approximately 26 per cent. of AAPC’s issued share capital) and have a contractual obligation to vote in favour of each of the AAPC Shareholder Resolutions at the AAPC Shareholder Meeting and have waived their redemption rights in respect of their AAPC Shares.

The New AAPC Articles of Association proposed to be adopted contain provisions to the effect that, if AAPC Shareholders approve a business acquisition, AAPC will not be obliged to redeem AAPC Shares in an amount that would cause AAPC to have cash or net tangible assets above a threshold contained in the agreement related to the business combination. The Proxy Statement, containing further information on the Transaction and notice of the AAPC Shareholder Meeting, is expected to be posted to AAPC Shareholders in July 2016.

BVI Merger

Upon the Scheme becoming Effective the BVI Merger will immediately be implemented whereby all of TLA’s assets and liabilities (which will have been transferred to and assumed by TLA BVI) will become the assets and liabilities of AAPC and TLA BVI will cease to exist.

13.	Fractional entitlements

Fractions of New AAPC Shares will not be issued pursuant to the Scheme. Fractional entitlements to New AAPC Shares will be aggregated and issued to the person appointed by AAPC as nominee for such Scheme Shareholders and sold in the market and the net proceeds of sale distributed pro rata to such Scheme Shareholders. However, individual entitlements to amounts of less than £5 will not be paid to such Scheme Shareholders but will be retained for the benefit of AAPC.

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14.	De-listing and re-registration

Prior to the Scheme becoming Effective and subject to any applicable requirements of the AIM Rules, AAPC intends to procure the making of an application by TLA to the London Stock Exchange for the cancellation of the admission of the TLA Shares to trading on AIM on the Effective Date or the next Business Day thereafter. Share certificates in respect of TLA Shares will cease to be valid and should be destroyed following the Effective Date. In addition, entitlements to TLA Shares held within the CREST system will be cancelled.

As soon as possible after the Effective Date, it is also intended that TLA will be re-registered as a private limited company under the relevant provisions of the Companies Act.

15.	Offer-related arrangements

AAPC confidentiality agreement

AAPC and TLA entered into a mutual confidentiality agreement dated 22 March 2016 pursuant to which each of AAPC and TLA has undertaken, inter alia, to keep certain information relating to (i) the Transaction, (ii) the existence and terms of the confidentiality agreement between the parties; and (iii) the other party, strictly confidential and not to disclose such information to third parties, except (a) to certain permitted disclosees for the purposes of evaluating the Transaction; (b) if required by applicable laws or regulations; or (c) with the disclosing party's prior written consent. The agreement contains standstill provisions given by AAPC which apply for the duration of discussions relating to the Transaction and for a period of twelve months thereafter. In addition, AAPC has undertaken not to solicit employees, clients, customers or partners of TLA during discussions between the parties in relation to the Transaction and for the twelve month period following the end of any discussions in relation to the Transaction, except with TLA's prior written consent. These confidentiality obligations will remain in force until the third anniversary of the date of the agreement.

This confidentiality agreement will be available for inspection as set out in paragraph 18 below.

Registration rights

The TLA Founders, who will, following closing of the Transaction, hold New AAPC Shares, will be entitled to registration rights pursuant to a registration rights agreement expected to be entered into at closing. The registration rights agreement will be substantially similar to the registration rights agreement between AAPC and its founders and will enable the TLA Founders, who will, following closing of the Transaction, hold New AAPC Shares to require AAPC to register their New AAPC Shares with the SEC in the US. Further details will be set out in the Scheme Document.

16.	Disclosure of interests in TLA

16.1	Opening Position Disclosure

Since neither AAPC nor any person acting in concert with AAPC has any interest in relevant securities of TLA, no Opening Position Disclosure has been made under Rule 8.1(a) of the Takeover Code.

16.2	Interests

Save for the irrevocable undertakings referred to in paragraph 5 above and summarised at Appendix II to this announcement, as at the Last Practicable Date, none of (1) AAPC or any of their respective directors or (2) so far as the AAPC Board is aware, any person acting, or deemed to be acting, in concert with AAPC:

●	had an interest in, or right to subscribe for, relevant securities of TLA;

●	had any short position in (whether conditional or absolute and whether in the money or otherwise), including any short position under a derivative, any agreement to sell or any delivery obligation or right to require another person to purchase or take delivery of, relevant securities of TLA;

●	had procured an irrevocable commitment to accept the terms of the Offer in respect of relevant securities of TLA; or

●	had borrowed or lent any TLA Shares.

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Furthermore, save for the irrevocable undertakings referred to in paragraph 5 above and summarised at Appendix II to this announcement, no arrangement exists between (i) AAPC or any of their respective associates, and (ii) TLA, in relation to TLA Shares. For these purposes, an "arrangement" includes any indemnity or option arrangement, any agreement or any understanding, formal or informal, of whatever nature, relating to TLA Shares which may be an inducement to deal or refrain from dealing in such securities.

16.3	Rule 2.10 Disclosures

In accordance with Rule 2.10 of the Takeover Code:

●	TLA confirms that, as at the date of this announcement, there are 142,959,325 TLA Shares in issue. TLA does not hold any ordinary shares in treasury. The International Securities Identification Number for TLA's ordinary shares is GB00B68HD384; and

●	AAPC confirms that, as of the date of this announcement, it has 10,387,813 shares of no par value in issue and admitted to trading on the NASDAQ Capital Market under the International Securities Identification Number (ISIN) VGG048971078. AAPC does not hold any ordinary shares in treasury.

17.	Overseas shareholders

The distribution of this announcement to, and the availability of the Offer to, persons who are not resident in the United Kingdom may be affected by the laws of their relevant jurisdiction. Such persons should inform themselves of, and observe, any applicable legal or regulatory requirements of their jurisdiction. TLA Shareholders who are in any doubt regarding such matters should consult an appropriate independent professional adviser in the relevant jurisdiction without delay.

Further details in relation to overseas TLA Shareholders will be contained in the Scheme Document.

18.	Documents on website

The following documents will, by no later than 12 noon (London time) on the Business Day following the date of this announcement, be published on TLA's website at www.tlaworldwide.com and AAPC’s website at www.aapcacq.com:

●	a copy of this announcement;

●	the confidentiality agreement referred to in paragraph 15 above;

●	the irrevocable undertakings and letters of intent referred to in paragraph 5 above and summarised at Appendix II to this announcement; and

●	AAPC's financing arrangements in connection with the Offer as referred to in paragraph 7 above.

For the avoidance of doubt, neither the content of the websites referred to in this announcement nor the contents of any website accessible from hyperlinks on any such website are incorporated into or form part of this announcement.

19.	General

The Offer will be subject to the Conditions and certain further terms set out in Appendix I to this announcement and to be set out in the Scheme Document. Appendix II sets out details of the irrevocable undertakings given to AAPC. The sources and bases of certain of the financial and other information contained in this announcement are set out in Appendix III. Terms used in this announcement (including the summary) have the meanings attributed to them in Appendix IV.

The Scheme Document, containing further information about the Transaction and notices of the Meetings, will, subject to certain restrictions set out below, be posted to TLA Shareholders as soon as the Proxy Statement (as referred to below) is available for posting to AAPC Shareholders. The Panel has consented to TLA posting the Scheme Document more than 28 days after this announcement. Subject to certain restrictions set out below, it will be also made available at the same time on AAPC's website at www.aapcacq.com and on TLA's website at www.tlaworldwide.com.

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The Scheme will be governed by English law and will be subject to the jurisdictions of the English courts and to the applicable rules and regulations of the FCA, the London Stock Exchange, the AIM Rules and the Takeover Code.

The Proxy Statement, containing further information on the Transaction and notice of the AAPC Shareholder Meeting, is expected to be posted to AAPC Shareholders in July 2016. Subject to certain restrictions set out below, it will also be made available at the same time on AAPC’s website at www.aapcacq.com and on TLA’s website at www.tlaworldwide.com.

If the Transaction does not close AAPC and TLA will each be responsible for meeting their respective expenses incurred in connection with the Transaction.

The AAPC Directors accept responsibility for the information contained in this announcement save for the information for which the TLA Directors accept responsibility. To the best of the knowledge and belief of the AAPC Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

The TLA Directors accept responsibility for the information contained in this announcement relating to TLA and the TLA Directors, their immediate families, related trusts and connected persons. To the best of the knowledge and belief of the TLA Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Numis has given and not withdrawn its consent to the publication of this announcement with the inclusion herein of the references to its names in the form and context in which they appear.

Lepe Partners has given and not withdrawn its consent to the publication of this announcement with the inclusion herein of the references to its names in the form and context in which they appear.

Citigroup has given and not withdrawn its consent to the publication of this announcement with the inclusion herein of the references to its names in the form and context in which they appear.

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APPENDIX I: CONDITIONS TO THE IMPLEMENTATION, AND CERTAIN FURTHER TERMS, OF THE SCHEME AND THE TRANSACTION

Part A: Conditions to the Scheme and the Transaction

(A)	The Transaction will be conditional upon the Scheme becoming unconditional and becoming Effective, subject to the Takeover Code, by no later than 19 September 2016 or such later date as may be agreed between AAPC and TLA, with the consent of the Panel and (if required) the approval of the Court.

(B)	The Scheme will be conditional upon:

(1)	its approval by a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders present and voting, either in person or by proxy, at the Court Meeting or at any adjournment of such meeting on or before the 22nd day after the expected date of the Court Meeting (or such later date, if any, as AAPC and TLA may, with the consent of the Panel, agree and (if required) the Court allow);

(2)	the Special Resolutions required to approve and implement the Scheme and the Transaction as set out in the notice of the General Meeting being duly passed by the requisite majority at the General Meeting or at any adjournment of that meeting on or before the 22nd day after the expected date of the General Meeting (or such later date, if any, as AAPC and TLA may, with the consent of the Panel, agree and (if required) the Court allow);

(3)	the sanction of the Scheme with or without modification (but subject to any such modification being acceptable to AAPC and TLA); and

(4)	the delivery of an office copy of the Scheme Court Order to the Registrar of Companies.

In addition, the Transaction will be conditional upon the following Conditions and, accordingly, the necessary actions to make the Scheme effective will not be taken unless the following Conditions (as amended if appropriate) have been satisfied (where capable of satisfaction) or, where relevant as referred to in Part B of this Appendix I, waived prior to the Scheme being sanctioned by the Court in accordance with Condition (B)(3) above:

(C)	the Proxy Statement having been approved by the SEC;

(D)	absent an available exemption from the registration requirements of the US Securities Act, an appropriate registration statement for the New AAPC Shares to be issued pursuant to the Transaction having been declared effective under the US Securities Act, and no stop order suspending the effectiveness of the registration statement having been issued nor proceedings for that purpose having been initiated or threatened by the SEC;

(E)	NASDAQ having authorised the listing of the New AAPC Shares upon official notice of issuance and not having withdrawn such authorisation;

(F)	each of the following AAPC Shareholder Resolutions having been approved at the AAPC Shareholder Meeting or at any adjournment thereof by the requisite majorities referred to below:

(i)	subject to and conditional upon (A) the passing of the resolutions referred to at (ii) and (iii) below, and (B) AAPC receiving by the date which is two Business Days prior to the date of the AAPC Shareholder Meeting redemption requests in respect of not more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), the Transaction being approved by a simple majority of AAPC Shareholders who attend and vote at the meeting whether in person or by proxy;

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(ii)	subject to and conditional upon (A) the Scheme becoming Effective and the BVI Merger having become effective, (B) the passing of the resolution referred to at (iii) below, and (C) AAPC receiving, by the date which is two Business days prior to the date of the AAPC Shareholder Meeting, redemption requests in respect of not more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), the AAPC Directors being authorised for all purposes to allot up to 15,000,000 New AAPC Shares pursuant to the Transaction by a simple majority of AAPC Shareholders who attend and vote at the meeting whether in person or by proxy; and

(iii)	the New AAPC Articles of Association being adopted by a sixty five per cent. majority of AAPC Shareholders who attend and vote at the meeting whether in person or by proxy;

(G)	HMRC having notified TLA (i) pursuant to sections 701 Income Tax Act 2007 and 748 Corporation Tax Act 2010 that no counteraction notice should be served; and (ii) pursuant to section 138 Taxation of Chargeable Gains Act 1992 that the provisions of section 137(1) should not have effect, in each case in relation to the Transaction;

(H)	except as Fairly Disclosed, there being no provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider TLA Group is a party or by or to which any such member or any of its assets is or may be bound, entitled or subject, which, in consequence of the Transaction or because of a change in the control or management of TLA or any other member of the Wider TLA Group or otherwise, would or might reasonably be expected to result in (to an extent which is material in the context of the Wider TLA Group taken as a whole or in the context of the Transaction):

(i)	any moneys borrowed by or any other indebtedness (actual or contingent) of, or grant available to any such member, being or becoming repayable or capable of being declared repayable immediately or earlier than their or its stated maturity date or repayment date or the ability of any such member to borrow moneys or incur any indebtedness being withdrawn or inhibited or being capable of becoming or being withdrawn or inhibited;

(ii)	any material assets or interests of any such member being or falling to be disposed of or charged or ceasing to be available to such member or any right arising under which any such asset or interest could be required to be disposed of or charged or cease to be available to such member in each case other than in the ordinary course of business;

(iii)	the creation or enforcement of any mortgage, charge or other security interest over the whole or any part of the business, property or assets of any such member or any such mortgage, charge or security interest (whenever created, arising or having arisen) becoming enforceable;

(iv)	the material rights, liabilities, obligations or interests of any such member in, or the business of any such member with, any person, firm or body (or any arrangement or arrangements relating to any such interest or business) being terminated, adversely modified or affected;

(v)	the value of any such member or its financial or trading position or prospects being prejudiced or adversely affected;

(vi)	any such member ceasing to be able to carry on business under any name under which it presently does so;

(vii)	the creation or acceleration of any material liability, actual or contingent, by any such member other than trade creditors or other liabilities incurred in the ordinary course,

and no event having occurred which, under any provision of any agreement, arrangement, licence, permit or other instrument to which any member of the Wider TLA Group is a party or by or to which any such member or any of its assets may be bound, entitled or subject, would or might result in any of the events or circumstances as are referred to in sub-paragraphs (i) to (vii) of this Condition occurring (to an extent which is material in the context of the Wider TLA Group taken as a whole or in the context of the Transaction);

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(I)	no Third Party having decided to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference, or enacted, made or proposed any statute, regulation, decision or order, or having taken any other steps which would or might reasonably be expected to (to an extent which is material in the context of the Wider TLA Group or the Wider AAPC Group, as the case may be, in either case, taken as a whole):

(i)	make the Scheme or the Transaction or the proposed acquisition of any TLA Shares or assets or other securities in, or control or management of, TLA or any other member of the Wider TLA Group by AAPC or the carrying on by any member of the Wider TLA Group of its business, void, unenforceable or illegal or directly or indirectly restrict, prohibit, delay or otherwise interfere with the implementation of or impose additional conditions or obligations with respect to, or otherwise challenge, the implementation of the Scheme or the Transaction or the proposed acquisition of any TLA Shares or assets or other securities in, or control or management of, TLA or any other member of the Wider TLA Group or the carrying on by any member of the Wider TLA Group of its business;

(ii)	require, prevent or materially delay the divestiture, or materially alter the terms envisaged for any proposed divestiture by any member of the Wider AAPC Group or any member of the Wider TLA Group of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of all or any of them to conduct their respective businesses (or any part thereof) or to own, control or manage any of their respective assets or properties (or any part thereof);

(iii)	require, prevent or materially delay the divestiture by any member of the Wider AAPC Group of any shares or other securities in TLA;

(iv)	impose any material limitation on, or result in a material delay in, the ability of any member of the Wider AAPC Group directly or indirectly to acquire or to hold or to exercise effectively any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in any member of the Wider TLA Group or the Wider AAPC Group or to exercise management control over any such member;

(v)	otherwise adversely affect all or any of the business, assets, profits or prospects of any member of the Wider AAPC Group or of any member of the Wider TLA Group in any way which in each case is material in the context of the Wider AAPC Group or the Wider TLA Group taken as a whole;

(vi)	make the Transaction or its implementation or the acquisition or proposed acquisition by AAPC or any member of the Wider AAPC Group of any shares or assets or other securities in, or control of, the TLA Group void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit, delay or otherwise interfere with the same, or impose additional conditions or obligations with respect thereto, or otherwise challenge or interfere therewith;

(vii)	except pursuant to the Transaction, require any member of the Wider AAPC Group or the Wider TLA Group to offer to acquire any shares or other securities (or the equivalent) or interest in any member of the Wider TLA Group or the Wider AAPC Group owned by any Third Party;

(viii)	impose any limitation on the ability of any member of the Wider AAPC Group or any member of the Wider TLA Group to co-ordinate or integrate its business, or any part of it, with the businesses of any other member of the Wider AAPC Group or the Wider TLA Group; or

(ix)	result in any member of the Wider AAPC Group or any member of the Wider TLA Group ceasing to be able to carry on business under any name under which it presently does so,

and all applicable waiting and other time periods (including any extensions thereof) during which any such Third Party could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step or intervention under the laws of any jurisdiction having expired, lapsed or been terminated;

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(J)	all material notifications, filings or applications which are necessary or reasonably considered appropriate in connection with the Transaction having been made and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Transaction or the acquisition of any shares or assets or other securities in, or control of, TLA or any member of the Wider TLA Group by any member of the Wider AAPC Group and all material authorisations, orders, recognitions, grants, consents, licences, confirmations, clearances, permissions and approvals, in any jurisdiction, reasonably deemed necessary or appropriate by AAPC or any member of the Wider AAPC Group for or in respect of the Transaction or the proposed acquisition of any shares or assets or other securities in, or control of, TLA or any member of the Wider TLA Group by any member of the Wider AAPC Group having been obtained in terms and in a form reasonably satisfactory to AAPC from all appropriate Third Parties or (without prejudice to the generality of the foregoing) persons with whom any member of the Wider TLA Group has entered into contractual arrangements and all such authorisations, orders, recognitions, grants, consents, licences, confirmations, clearances, permissions and approvals together with all authorisations, orders, recognitions, grants, licences, confirmations, clearances, permissions and approvals necessary or appropriate to carry on the business of any member of the Wider TLA Group remaining in full force and effect and all filings necessary for such purpose have been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time which the Transaction becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction in respect of the Transaction or the proposed acquisition by AAPC of TLA or its assets or any TLA Shares having been complied with;

(K)	except as Fairly Disclosed, no member of the Wider TLA Group having, since 31 December 2015:

(i)	save as between TLA and wholly-owned subsidiaries of TLA or for TLA Shares issued pursuant to rights under the LTIP, issued or agreed to issue, authorised or proposed the issue of additional shares (or other securities) of any class;

(ii)	save as between TLA and wholly-owned subsidiaries of TLA or for rights which exist under the LTIP, issued or agreed to issue or authorised or proposed the issue of securities convertible into shares of any class or rights, warrants or options to subscribe for, or acquire, any such shares or convertible securities or redeemed, purchased or reduced or announced any intention to do so or made any other change to any part of its share capital;

(iii)	sold or transferred or agreed to sell or transfer any Treasury Shares;

(iv)	other than to another member of the TLA Group or as provided for in this announcement, recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus, dividend or other distribution whether payable in cash or otherwise;

(v)	save for intra-TLA Group transactions or pursuant to the Transaction, merged or demerged with any body corporate or acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any merger, demerger, acquisition or disposal, transfer, mortgage, charge or security interest, in each case, other than in the ordinary course of business;

(vi)	save for intra-TLA Group transactions, made or authorised or proposed or announced an intention to propose any change in its loan capital, other than in the ordinary course of business;

(vii)	save in the ordinary course of business and save for intra-TLA Group transactions issued or agreed to issue, authorised or proposed the issue of any debentures or incurred or increased, or agreed to incur or increase, any material indebtedness or become, or agreed to become, subject to any material contingent liability;

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(viii)	purchased, redeemed or repaid or announced any proposal to purchase, redeem or repay any of its own shares or other securities or reduced or, save with respect to the matters mentioned in sub-paragraph (i) above, made any other change to any part of its share capital, in each case, to the extent which is material in the context of the TLA Group taken as a whole;

(ix)	(other than pursuant to the Transaction and save for any transaction(s) between any members of the Wider TLA Group) implemented, or authorised, proposed or announced its intention to implement, any reconstruction, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of business;

(x)	entered into, other than in the ordinary course of business, or varied or authorised, proposed or announced its intention to enter into or vary any material contract, arrangement, transaction or commitment (whether in respect of capital expenditure or otherwise) which is of a long term, onerous or unusual nature or magnitude or which is or could be materially restrictive on the businesses of any member of the Wider TLA Group or the Wider AAPC Group or which involves or could involve an obligation of such a nature or magnitude or which is other than in the ordinary course of business and, in each case, to the extent which is material in the context of the TLA Group taken as a whole;

(xi)	(other than in respect of a member which is dormant and was solvent at the relevant time) taken any or proposed any corporate action or had any legal proceedings started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of all or any of its assets or revenues or any analogous proceedings in any jurisdiction or had any such person appointed;

(xii)	entered into any contract, transaction or arrangement which would be restrictive on the business of any member of the Wider TLA Group or the Wider AAPC Group other than to a nature and extent which is normal in the context of the business concerned;

(xiii)	waived or compromised any claim where such waiver or compromise would have a material adverse effect on the financial position of the Wider TLA Group taken as a whole;

(xiv)	other than in the ordinary course of business, entered into any contract, commitment, arrangement or agreement or passed any resolution or made any offer (which remains open for acceptance) with respect to or announced any intention to, or to propose to, effect any of the transactions, matters or events referred to in this Condition;

(xv)	made or agreed or consented to any significant change in to the terms of any pension schemes established for its directors, employees or their dependents or to the benefits which accrue, or to the pensions which are payable thereunder or to the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined or to the basis upon which the liabilities (including pensions) of such pension schemes are funded or made;

(xvi)	proposed, agreed to provide or modified the terms of any share option scheme (including the LTIP), incentive scheme or other benefit relating to the employment or termination of employment of any person employed by the Wider TLA Group;

(xvi)	having taken (or agreed or proposed to take) any action which requires, or would require, the consent of the Panel or the approval of TLA Shareholders in a general meeting in accordance with, or as contemplated by, Rule 21.1 of the Takeover Code;

(xvii)	been unable, or admitted in writing that it is unable, to pay its debts or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(xviii)	made any amendment to its articles of association or other incorporation documents, and, for the purposes of paragraphs (iv), (v), (vi), (vii) and (viii) of this Condition, the term "TLA Group" shall mean TLA and its wholly-owned subsidiaries;

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(L)	except as Fairly Disclosed, since 31 December 2015:

(i)	no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects of any member of the Wider TLA Group which, in any such case, is material in the context of the Wider TLA Group taken as a whole;

(ii)	no material litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the Wider TLA Group is or may become a party (whether as a plaintiff, defendant or otherwise) and no investigation by any Third Party against or in respect of any member of the Wider TLA Group having been instituted, announced or threatened by or against or remaining outstanding in respect of any member of the Wider TLA Group which, in any such case, has had, or might reasonably be expected to have, a material adverse effect on the Wider TLA Group, taken as a whole;

(iii)	no contingent or other liability having arisen or become apparent to AAPC which has had, or might reasonably be expected to have, a material adverse effect on the Wider TLA Group, taken as a whole; and

(M)	except as Fairly Disclosed, AAPC not having discovered that:

(i)	TLA has insufficient profits available to pay the proposed final dividend of 0.8 pence per TLA Share for the year ended 31 December 2015;

(ii)	any financial, business or other information concerning any member of the Wider TLA Group as contained in the information publicly disclosed at any time by or on behalf of any member of the Wider TLA Group or disclosed at any time to any member of the Wider AAPC Group or to any of their advisers by or on behalf of any member of the Wider TLA Group is misleading, contains a misrepresentation of fact or omits to state a fact necessary to make that information not misleading, in each case, to an extent which is material in the context of the Wider TLA Group, taken as a whole;

(iii)	any member of the Wider TLA Group or any partnership, company or other entity in which any member of the Wider TLA Group has a significant economic interest and which is not a subsidiary undertaking of TLA is subject to any liability (contingent or otherwise) which, in any such case, is material in the context of the Wider TLA Group, taken as a whole;

(iv)	any information which affects the import of any information disclosed to AAPC at any time by or on behalf of any member of the Wider TLA Group and which is material and adverse in the context of the Wider TLA Group, taken as a whole;

(v)	any member of the Wider TLA Group or any person that performs or has performed services for or on behalf of any such member is or has engaged in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010 or any other applicable anti-corruption legislation;

(vi)	any asset of the Wider TLA Group constitutes criminal property as defined by section 340(3) of the Proceeds of Crime Act 2002; or

(vii)	any member of the Wider TLA Group is subject to any material liability, actual or contingent, which is not disclosed in the annual report and accounts of TLA for the financial year ended 31 December 2015.

Part B: Certain further terms of the Scheme and the Offer

AAPC reserves the right to waive, in whole or in part, all or any of Conditions above, except for Conditions (A) to (F), which cannot be waived.

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Conditions (C) to (M) (inclusive) must be fulfilled, determined by AAPC to be or to remain satisfied or (if capable of waiver) be waived by, no later than 11.59 p.m. (London time) on the date immediately preceding the date of the Scheme Court Hearing, failing which the Scheme will lapse.

Notwithstanding the paragraph above and subject to the requirements of the Panel, AAPC reserves the right in its sole discretion to waive all or any of the Conditions (H) to (M) (inclusive), in whole or in part, and to proceed with the Scheme Court Hearing prior to the fulfilment, satisfaction or waiver of any of the Conditions (H) to (M) inclusive.

AAPC shall be under no obligation to waive (if capable of waiver) or treat as satisfied any of Conditions (H) to (M) (inclusive) by a date earlier than the latest date specified above for the fulfilment or waiver thereof, notwithstanding that the other Conditions of the Scheme and the Transaction may at such earlier date have been waived or fulfilled and that there are at such earlier date no circumstances indicating that any of such Conditions may not be capable of fulfilment.

The Transaction will lapse if there is a Phase 2 CMA Reference in respect of the Transaction before the Court Meeting and the General Meeting. In such event, none of AAPC, TLA or TLA Shareholders will be bound by any term of the Scheme.

If AAPC is required by the Panel to make an offer or offers for any TLA Shares under the provisions of Rule 9 of the Takeover Code, AAPC may make such alterations to the Conditions, including the condition contained in paragraph (A) of Part A, as are necessary to comply with the provisions of that Rule.

AAPC reserves the right to elect (with the consent of the Panel) to implement the Transaction by way of a Takeover Offer. In such event, the Takeover Offer will be implemented on the same terms, so far as applicable, as those which would apply to the Scheme, subject to appropriate amendments, including (without limitation and subject to the consent of the Panel) an acceptance condition that is set at 90 per cent. (or such lesser percentage, being more than 50 per cent. as AAPC may decide and/or the Panel may require) (i) in nominal value of the shares to which such offer relates; and (ii) of the voting rights attached to those shares, and that is subject to AAPC and/or (with the consent of the Panel) any members of the AAPC having acquired or agreed to acquire, whether pursuant to the offer or otherwise, shares carrying more than 50 per cent. of the voting rights normally exercisable at a general meeting of TLA, including, for this purpose, any such voting rights attaching to TLA Shares that are unconditionally allotted or issued before the takeover offer becomes or is declared unconditional as to acceptances, whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise.

If AAPC does elect to implement the Transaction by way of an Takeover Offer, and if sufficient acceptances of such Takeover Offer are received and/or sufficient TLA Shares are otherwise acquired, it is the intention of AAPC to apply the provisions of sections 979 to 982 (inclusive) of the Companies Act to acquire compulsorily any outstanding TLA Shares to which such offer relates.

The availability of the Offer to persons not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction. Persons who are not resident in the United Kingdom should inform themselves about and observe any applicable requirements.

Under Rule 13.5 of the Takeover Code, AAPC may not invoke a condition to the Transaction so as to cause the Transaction not to proceed, to lapse or to be withdrawn unless the circumstances which give rise to the right to invoke the condition are of material significance to AAPC in the context of the Transaction. The conditions contained in paragraphs (A) to (D) of Part A are not subject to this provision of the Takeover Code.

This Transaction will be governed by English law and be subject to the jurisdiction of the English courts, to the Conditions set out above and to the applicable rules and regulations of the FCA, the London Stock Exchange, the AIM Rules and the Takeover Code.

Each of the Conditions shall be regarded as a separate Condition and shall not be limited by reference to any other Condition.

Fractions of New AAPC Shares will not be issued pursuant to the Scheme. Fractional entitlements to New AAPC Shares will be aggregated and issued to the person appointed by AAPC as nominee for such Scheme Shareholders and sold in the market and the net proceeds of sale distributed pro rata to such Scheme Shareholders. However, individual entitlements to amounts of less than £5 will not be paid to such Scheme Shareholders but will be retained for the benefit of AAPC.

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The Offer will not be made, directly or indirectly, in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, facsimile transmission, telex, telephone, internet or e-mail) of interstate or foreign commerce of, or of any facility of a national securities exchange of, any Restricted Jurisdiction and the Offer will not be capable of acceptance by any such use, means, instrumentality or facility or from within the any Restricted Jurisdiction.

The New AAPC Shares to be issued pursuant to the Transaction have not been and will not be registered under the US Securities Act nor under any of the relevant securities laws of any state, territory or other jurisdiction of the United States nor under any of the relevant securities laws of Australia, Canada, Japan, the Republic of South Africa and New Zealand. To the extent AAPC effects the Transaction as a court-sanctioned scheme of arrangement, the issuance of the New AAPC Shares would not be expected to require registration under the US Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the US Securities Act. In the event AAPC determines to conduct an acquisition pursuant to a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the US Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the New AAPC Shares to be issued pursuant to the Transaction.

The New AAPC Shares will be issued credited as fully paid and will rank pari passu in all respects with the existing AAPC Shares in issue on the Effective Date and shall be entitled to all dividends and other distributions (if any) declared, paid or made by AAPC by reference to a record date on or after the Effective Date. The necessary arrangements will be made for the New AAPC Shares to be listed on NASDAQ.

TLA Shares which will be acquired under the Transaction will be acquired fully paid and free from all liens, equities, charges, encumbrances, options, rights of pre-emption and any other third party rights and interests of any nature and together with all rights now or hereafter attaching or accruing to them, including, without limitation, voting rights and the right to receive and retain in full all dividends and other distributions (if any) declared, made or paid, or any other return of capital (whether by way of reduction of share capital or share premium account or otherwise), on or after the date of this announcement. Accordingly, apart from the final dividend of 0.8 pence per TLA Share in respect of the financial year ended 31 December 2015 which TLA Shareholders have the right to receive and retain, insofar as a dividend (or other distribution) is proposed, made, paid or payable by TLA in respect of a TLA Share on or after the date of this announcement, AAPC reserves the right to reduce by the amount of the dividend (or other distribution), the price payable under the Offer in respect of a TLA Share, except insofar as the TLA Share is or will be transferred pursuant to the Offer on a basis which entitles AAPC alone to receive the dividend (or other distribution) but if that reduction in price has not been effected, the person to whom the price payable under the Offer is paid in respect of that TLA Share will be obliged to account to TLA for the amount of such dividend (or other distribution).

For the purposes of these Conditions, "Fairly Disclosed" shall mean any information which has been fairly disclosed: (i) in TLA’s published annual report and accounts for the financial year ended 31 December 2015 (once published) and in its published preliminary report for the year ended 31 December 2015; (ii) in any other announcement to a Regulatory Information Service by or on behalf of TLA prior to the publication of the this announcement; (iii) in this announcement or the Scheme Document; or (iv) as otherwise fairly disclosed in writing prior to the date of this announcement by or on behalf of TLA to AAPC or AAPC’s financial, accounting, taxation or legal advisers (specifically in their capacity as AAPC’s advisers in relation to the Transaction), including information that is fairly disclosed in electronic format or that is fairly disclosed by virtue of being included within a virtual data room made available by TLA to AAPC and its advisers for the purposes of the Transaction.

The Offer will be made on the terms and will be subject to the conditions which are set out in the Scheme Document and such further terms as may be required to comply with the AIM Rules and the provisions of the Takeover Code.

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APPENDIX II: DETAILS OF IRREOVCABLE UNDERTAKINGS AND LETTERS OF INTENT

Part A: Irrevocable Undertakings and Letters of Intent

Irrevocable undertakings to vote in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer):

Part A(i): Voting

1. Irrevocable undertakings from TLA Founders and TLA Directors

Name	Total number of TLA Shares	Percentage of existing issued share capital of TLA
Michael Principe	7,117,567	5.0%
Bart Campbell	6,469,120	4.5%
Dwight Mighty	4,161,740	2.9%
Ian Robinson	40,000	0.0%
Total	17,788,427	12.4%

2. Irrevocable undertakings from TLA US Vendors

Name	Total number of TLA Shares	Percentage of existing issued share capital of TLA
Scott Parker	4,493,208	3.1%
Brian Peters	4,248,044	3.0%
Gregory Genske	4,054,272	2.8%
Andrew Witlieb	3,905,079	2.7%
Jordan Bazant	3,705,080	2.6%
Peter Greenberg	1,935,617	1.4%
Peter Raskin	1,700,379	1.2%
Russell Spielman	1,700,379	1.2%
Ed Greenberg	967,809	0.7%
Kevin Canning	853,939	0.6%
Total	27,563,806	19.3%

3. Irrevocable undertakings from TLA Australian Vendors

Name	Total number of TLA Shares	Percentage of existing issued share capital of TLA
Rob Woodhouse	1,212,164	0.8%
Craig Kelly	1,212,163	0.8%
Scott Davidson	922,673	0.6%
Total	3,347,000	2.3%

AAPC has also received an irrevocable undertaking from Nigel Wray, in respect of his beneficial holding of TLA Shares amounting, in aggregate, to 12,260,000 TLA Shares, representing approximately 8.6 per cent. of the issued ordinary share capital of TLA.

In aggregate, AAPC has received irrevocable undertakings to vote in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting in respect of 60,959,233 TLA Shares, representing approximately 42.6 per cent. of the issued ordinary share capital of TLA (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer).

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These irrevocable undertakings are conditional upon the publication of this announcement by not later than 5.00 p.m. on 6 May 2016 (or such later date as AAPC and TLA may agree).

Save for the irrevocable undertakings from Ian Robinson and Nigel Wray, all of the irrevocable undertakings will continue to be binding in the event of a higher offer for TLA being announced. The irrevocable undertakings given by Ian Robinson and Nigel Wray will cease to apply should a third party announce an offer for TLA at not less than 105 per cent. of the Implied Offer Value. In addition, the irrevocable undertaking given by Nigel Wray will cease to apply if, as a result of movements in the AAPC share price or the UK pound to US dollar spot rate, the resultant offer value is 5 per cent. or more below the Implied Offer Value of 65 pence.

In addition, certain TLA Shareholders being Livingbridge VC LLP, Strand Associates Limited and Amati VCT plc have each provided a letter of intent under which they have confirmed that it is their current intention to vote in favour of the Scheme at the Court Meeting and the Special Resolutions to be proposed at the General Meeting (or, in the event that the Offer is implemented by way of a Takeover Offer, to accept (or procure acceptances of) the Takeover Offer) in respect of 39,684,346 TLA Shares, representing approximately 27.8 per cent. of the issued ordinary share capital of TLA.

Part A(ii): Share Exchange

Irrevocable undertakings from TLA Shareholders to exchange an agreed percentage of their current shareholding in TLA for New AAPC Shares:

1. Irrevocables from TLA Founders

Name	Percentage of TLA shareholding committed to be exchanged into New AAPC Shares	Number of TLA Shares committed to be exchanged into New AAPC Shares
Michael Principe	100%	7,117,567
Bart Campbell	100%	6,469,120
Dwight Mighty	100%	4,161,740
Total	-	17,748,427

The irrevocable undertakings given by Bart Campbell, Michael Principe and Dwight Mighty to exchange an agreed percentage of their current shareholding in TLA for New AAPC Shares also extend to any TLA Shares acquired by them by virtue of the LTIP.

2. Irrevocable undertakings from TLA US Vendors

Name	Minimum percentage of TLA shareholding committed to be exchanged into New AAPC Shares	Minimum number of TLA Shares committed to be exchanged into New AAPC Shares
Scott Parker	75%	3,369,906
Brian Peters	75%	3,186,033
Gregory Genske	75%	3,040,704
Andrew Witlieb	75%	2,928,809
Jordan Bazant	75%	2,778,810
Peter Greenberg	75%	1,451,712
Peter Raskin	75%	1,275,284
Russell Spielman	75%	1,275,284
Ed Greenberg	75%	725,856
Kevin Canning	75%	640,454
Total	-	20,672,852

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3. Irrevocable undertakings from TLA Australian Vendors

Name	Percentage of TLA shareholding committed to be exchanged into New AAPC Shares	Number of TLA Shares committed to be exchanged into New AAPC Shares
Rob Woodhouse	100%	1,212,164
Craig Kelly	100%	1,212,163
Scott Davidson	100%	922,673
Total	-	3,347,000

In aggregate, AAPC has received irrevocable undertakings to exchange a certain percentage of their current shareholding in TLA for New AAPC Shares in respect of a total of 41,768,279 TLA Shares, representing approximately 29.2 per cent. of the issued ordinary share capital of TLA.

Part B: Lock-in Undertakings

Each of the TLA Founders, the TLA US Vendors and the TLA Australian Vendors has agreed in respect of the New AAPC Shares to be issued to them pursuant to the Transaction other than, in respect of the TLA Founders only, their Non-Restricted Shares, subject to certain customary exceptions including with the prior written consent of the AAPC Board, that from the date the Scheme becomes Effective until the date falling 365 days after such date he or she will not, directly or indirectly, offer, issue, lend, mortgage, assign, charge, pledge, sell or contract to sell, issue options in respect of, or otherwise dispose of, directly or indirectly, or announce an offering or issue of, any of such New AAPC Shares (or any interest therein or in respect thereof) or enter into any transaction with the same economic effect as, or agree to do, any of the foregoing.

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APPENDIX III: SOURCES AND BASES OF INFORMATION

In this announcement:

●	all references to TLA Shares are to TLA ordinary shares of 2 pence each and reference to AAPC Shares are to AAPC shares of no par value;

●	the value placed by the terms of the Offer on the entire issued and to be issued share capital of TLA and other statements made by reference to the issued ordinary share capital of TLA, assumes:

i.	there are 142,959,325 TLA Shares in issue as at 29 April 2016 (being the Last Practicable Date); and

ii.	that the fully diluted share capital of TLA is 151,557,146 ordinary shares (which has been calculated as the aggregate of the 142,959,325 TLA Shares in issue as at the date of this announcement and the assumption that the total number of shares that are allotted and issued to the TLA Founders under the LTIP is 8,597,821 shares based on an offer price of 65 pence;

●	the exchange rate of 1.4633 for the conversion of US dollars into pounds sterling has been derived from Bloomberg and is based on the exchange rate as at 4:30 p.m. (London time) on 29 April 2016 (being the Last Practicable Date);

●	the number of New AAPC Shares which could be issued by AAPC pursuant to the offer has been calculated by reference to the fully diluted share capital of TLA of 151,557,146 ordinary shares (based on the assumption set out above), the Exchange Ratio, elections made under the Partial Cash Alternative and the exchange rate of 1.4633 for the conversion of US dollars into pounds sterling;

●	the premia implied by the Offer price have been calculated by reference to prices of:

i.	the volume weighted average Closing Price of 43.0 pence per TLA Share for the three months ended on 23 March 2016; and

ii.	the volume weighted average Closing Price of 42.3 pence per TLA Share on 23 March 2016;

●	unless otherwise stated, the financial information on TLA included in this announcement has been extracted or derived, without material adjustment, from TLA preliminary results announced on 12 April 2016;

●	unless otherwise stated, all historic share prices quoted for TLA Shares have been sourced from Bloomberg and represent the Closing Price for TLA Shares on the relevant dates;

●	unless otherwise stated (as the case may be):

i.	the weighted average AAPC Share price over the three month period ended on 23 March 2016 is derived from NASDAQ;

ii.	all historic share prices quoted for AAPC Shares have been sourced from NASDAQ and represent the Closing Price for AAPC Shares on the relevant dates; and

●	certain figures included in this announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

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APPENDIX IV: DEFINITIONS

"AAPC"	Atlantic Alliance Partnership Corp, a blank check company with limited liability incorporated in the British Virgin Islands with company number 1858780 with its registered office at Nemours Chambers, Road Town, Tortola, British Virgin Islands;

"AAPC Board"	the board of directors of AAPC;

"AAPC Debt Facility"	a US$24.5 million debt facility entered in to by AAPC and SunTrust for the purposes of the Offer;

"AAPC Directors"	the directors of AAPC;

"AAPC Founders"	Jonathan Goodwin, Mark Klein, Waheed Alli, Jonathan Mitchell and Iain Abrahams;

"AAPC Shareholder Meeting"	the meeting of shareholders of AAPC to be held for the purpose of proposing the AAPC Shareholder Resolutions;

"AAPC Shareholder Resolutions"

the resolutions to be proposed at the AAPC Shareholder Meeting to:

(i)     subject to and conditional upon (A) the passing of the resolutions referred to at (ii) and (iii) below, and (B) AAPC receiving by the date which is two Business Days prior to the date of the AAPC Shareholder Meeting redemption requests in respect of not more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), approve the Transaction;

(ii)    subject to and conditional upon (A) the Scheme becoming Effective and the BVI Merger becoming effective, (B) the passing of the resolution referred to at (iii) below, and (C) AAPC receiving, by the date which is two Business days prior to the date of the AAPC Shareholder Meeting, redemption requests in respect of not more than 3,635,735 AAPC Shares (or such higher number of AAPC Shares as the AAPC Board may determine having regard to elections for the Partial Cash Alternative), generally and unconditionally authorize the AAPC Directors for all purposes to allot up to 15,000,000 New AAPC Shares pursuant to the Transaction; and

(iii)   adopt the New AAPC Articles of Association;

"AAPC Shareholders"	the holders of AAPC Shares;

"AAPC Shares"	shares of no par value in the capital of AAPC (including, if the context requires, the New AAPC Shares);

"AIM"	AIM, a market operated by the London Stock Exchange;

"AIM Rules"	the rules and guidance notes for AIM companies and their nominated advisers issued by the London Stock Exchange from time to time relating to AIM traded securities and the operation of AIM;

"Australia"	the Commonwealth of Australia, its states, territories and possessions;

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"Business Day"	any day (other than a Saturday, Sunday, public or bank holiday) on which banks are generally open for business in London (other than solely for settlement and trading in Euros), New York and the BVI;

"BVI"	the British Virgin Islands;

"BVI Merger"	the proposed merger between AAPC and TLA BVI pursuant to the BVI Business Companies Act, 2004 (as amended) which merger TLA will be authorised to implement (through its wholly owned subsidiary TLA BVI) under the terms of the Scheme;

"Canada"	Canada, its provinces and territories and all areas under its jurisdiction and political sub-divisions thereof;

"Citigroup"	Citigroup Global Markets, Inc., which is acting as Capital Markets advisor to AAPC in relation to the Transaction;

"Closing Price"	the closing middle market price of an AAPC Share or a TLA Share;

"Companies Act"	the Companies Act 2006, as amended, modified, consolidated, re-enacted or replaced from time to time;

"Conditions"	the conditions to the implementation of the Transaction which are set out in Appendix I to this announcement;

"Court"	the High Court of Justice in England and Wales;

"Court Meeting"	the meeting of TLA Shareholders to be convened by order of the Court pursuant to sections 896 of the Companies Act to consider and, if thought fit, approve (with or without modification) the Scheme and any adjournment thereof;

"CREST"	the system operated by Euroclear for the paperless settlement of trades in securities and the holding of uncertificated securities in accordance with the CREST Regulations;

"CREST Regulations"	the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755) (as amended);

"Effective"	if the Transaction is implemented by way of the Scheme, the Scheme having become effective pursuant to its terms;

"Effective Date"	the date on which the Scheme becomes Effective;

"Effective Date Spot Rate"	the UK pound to US dollar spot rate on the Effective Date;

"Enlarged Company"	AAPC, immediately following closing of the Transaction;

"Enlarged Group"	the Group including the TLA Group, following closing of the Transaction;

"Euroclear"	Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 2878738;

"Exchange Ratio"	10 New AAPC Shares per 107 TLA Shares held;

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"Excluded Shares"	means: (i) any TLA Shares beneficially owned by AAPC or any subsidiary undertaking (as defined in the Companies Act) of the Group; and (ii) any unissued shares in the capital of TLA;

"FCA"	the Financial Conduct Authority;

"General Meeting"	the general meeting of TLA Shareholders scheduled to be held immediately following the Court Meeting and any adjournment thereof;

"Group"	AAPC and its subsidiary undertakings and, where the context permits, each of them;

"Implied Offer Value"	the offer value per TLA Share of 65 pence as implied by the Exchange Ratio;

"Japan"	Japan, its prefectures, territories and possessions;

"Last Practicable Date"	the Business Day immediately prior to the date of this announcement;

"Last Practicable Date Spot Rate"	the UK pound to US dollar spot rate on the Last Practicable Date;

"Lepe Partners"	Lepe Partners LLP, which is acting as financial adviser to AAPC in relation to the Transaction;

"London Stock Exchange"	London Stock Exchange plc;

"LTIP"	the long term incentive plan adopted by TLA;

"Meetings"	the Court Meeting and the General Meeting;

"NASDAQ"	the Nasdaq Capital Market;

"New AAPC Articles of Association"	the new articles of association of AAPC proposed to be adopted at the AAPC Shareholder Meeting;

"New AAPC Shares"	the AAPC Shares of no par value to be issued to TLA Shareholders pursuant to the Transaction;

"Non-Restricted Shares"	in relation to each TLA Founder, 124,610 New AAPC Shares which equates to a proportion of the TLA Shares issued to the TLA Founder pursuant to the LTIP;

"Numis"	Numis Securities Limited, which is acting as financial adviser to TLA for the purposes of Rule 3 of the Takeover Code in relation to the Transaction and as nominated adviser and corporate broker to TLA;

"Offer"	the proposed acquisition of the entire issued and to be issued share capital of TLA by AAPC to be implemented by way of (i) the Scheme or (ii) the Takeover Offer (as the case may be) on the terms and subject to the Conditions and, where the context requires, any subsequent revision, variation, extension or renewal thereof;

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"Offer Period"	the offer period (as defined by the Takeover Code) relating to TLA, which commenced on 24 March 2016;

"Panel"	the United Kingdom Panel on Takeovers and Mergers;

"Partial Cash Alternative"	the alternative whereby TLA Shareholders may irrevocably elect to receive 61.5 pence in cash for each TLA Share instead of the share consideration which they would otherwise be entitled to receive under the Scheme, subject to scale back if elections exceed a maximum aggregate amount of the sterling equivalent of US$60 million (converted into sterling using the Effective Date Spot Rate);

"Phase 2 CMA Reference"	a referral to the Chair of the Competition and Markets Authority for the constitution of a group under Schedule 4 to the Enterprise and Regulatory Reform Act 2013;

"Possible Offer Announcement"	the announcement issued by TLA on 24 March 2016 under Rule 2.4 of the Takeover Code announcing a possible offer for TLA by AAPC;

"Pounds" or "£" or "pence" or "p"	the lawful currency of the United Kingdom;

"Proxy Statement"	the preliminary proxy statement, any amendments thereto, and the definitive proxy statement to be mailed to AAPC Shareholders in connection with the Transaction;

"Registrar of Companies"	the Registrar of Companies in England and Wales;

"Regulatory Information Service"	a service approved by the London Stock Exchange for the distribution to the public of announcements and included within the list maintained on the London Stock Exchange’s website;

"Restricted Jurisdiction"	any jurisdiction where the relevant action would constitute a violation of the relevant laws and/or regulations of such jurisdiction or would result in a requirement to comply with any governmental or other consent or any registration, filing or other formality which AAPC or TLA regards as unduly onerous or would result in significant risk or civil, regulatory or criminal exposure if information concerning the Transaction is sent or made available in that jurisdiction (in accordance with Rule 23.2 of the Takeover Code);

"Scheme" or "Scheme of Arrangement"	the proposed scheme of arrangement under Part 26 of the Companies Act between TLA and Scheme Shareholders;

"Scheme Court Hearing"	the hearing by the Court of the claim form to sanction the Scheme;

"Scheme Court Order"	the order of the Court sanctioning the Scheme under section 899 of the Companies Act;

"Scheme Document"	the document to be dispatched to Scheme Shareholders in due course in relation to the Scheme comprising the particulars required by Part 26 of the Companies Act;

"Scheme Record Time"	the time and date to be specified as such in the Scheme Document;

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"Scheme Shareholders"	registered holders of Scheme Shares;

"Scheme Shares"

the TLA Shares:

(i)     in issue at 6.00 p.m. on the date of the Scheme Document;

(ii)    (if any) issued after 6.00 p.m. on the date of the Scheme Document and before the Voting Record Time; and

(iii)   (if any) issued at or after the Voting Record Time and at or before the Scheme Record Time, either on terms that the original or any subsequent holders of such shares shall be bound by the Scheme, or in respect of which the original or any subsequent holders of such shares are, or shall have agreed in writing to be, bound by the Scheme, in each case, excluding any Excluded Shares;

"SEC"	the US Securities and Exchange Commission;

"Special Resolutions"	the special resolutions to be proposed at the General Meeting in connection with, inter alia, the approval of the Scheme and the Transaction including resolutions to reduce TLA’s share capital, create A and B share classes for the purposes of enabling TLA Shareholders to make elections for the Partial Cash Alternative, amend its articles of association and to liquidate or dissolve TLA in each such case so as to facilitate the Transaction;

"subsidiary" and "subsidiary undertaking"	have the meanings given to them in the Companies Act;

"SunTrust"	SunTrust Robinson Humphrey Inc.;

"Takeover Code"	the City Code on Takeovers and Mergers;

"Takeover Offer"	should the Transaction be implemented by way of a takeover offer as defined in Chapter 3 of Part 28 of the Companies Act, the recommended offer to be made by or on behalf of AAPC to acquire the entire issued and to be issued share capital of TLA and, where the context admits, any subsequent revision, variation, extension or renewal of such offer;

"Third Party"	a central bank, government, government department or governmental, quasi-governmental, supranational, statutory, regulatory, environmental or investigative body or authority, court, stock exchange, trade agency, professional association, institution, employee representative body or any other body or person whatsoever in any jurisdiction;

"TLA" or the "Company"	TLA Worldwide plc, a public limited company incorporated in England and Wales with company number 07741649 with its registered office at 100 Fetter Lane, London EC4A 1BN;

"TLA Australian Vendors"	certain individuals who were vendors in relation to TLA’s previous acquisition in Australia, being the persons named in paragraph 3 of Appendix II;

"TLA Board"	the board of directors of TLA;

"TLA BVI"	a wholly owned subsidiary of TLA to be incorporated in the BVI and to be established for the purposes of the Transaction;

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"TLA Directors"	the directors of TLA;

"TLA Founders"	Bart Campbell, Michael J. Principe and Dwight Mighty;

"TLA Group"	TLA and its subsidiary undertakings and, where the context permits, each of them;

"TLA Shares"	the existing unconditionally allotted or issued and fully paid (or credited as fully paid) ordinary shares of 2 pence each in the capital of TLA and any further such shares which are unconditionally allotted or issued on or prior to the Effective Date;

"TLA Shareholders"	holders of TLA Shares;

"TLA US Vendors"	certain individuals who were vendors in relation to previous TLA acquisitions in the US (including Greg Genske, a director of TLA), being the persons named in paragraph 2 of Appendix II;

"Transaction"	together the Scheme, the transfer to TLA BVI of all of TLA’s assets and liabilities and the BVI Merger and matters related or ancillary thereto;

"Treasury Shares"	shares held as treasury shares as defined in section 724(4) of the Companies Act;

"UK" or "United Kingdom"	the United Kingdom of Great Britain and Northern Ireland;

"uncertificated"	registered as being held in uncertificated form in CREST and title to which, by virtue of the CREST Regulations, may be transferred by means of CREST;

"US" or "United States" or "United States of America"	the United States of America, its territories and possessions, any state of the United States of America, any other areas subject to its jurisdiction and the District of Columbia;

"US dollars" or "US$" or "cents" or "USD"	the lawful currency of the United States;

"US Securities Act"	the US Securities Act of 1933, as amended;

"Voting Record Time"	6.00 p.m. on the day which is two days immediately before the date fixed for the Court Meeting or, if the Court Meeting is adjourned, 6.00 p.m. on the day which is two days immediately before the date fixed for the adjourned meeting;

"Wider AAPC Group"	AAPC and its subsidiary undertakings, associated undertakings and any other undertaking in which AAPC and/or such undertakings (aggregating their interests) have a direct or indirect interest of 10 per cent. or more of the equity share capital (as defined in the Companies Act); and

"Wider TLA Group"	TLA and its subsidiary undertakings, associated undertakings and any other undertaking in which TLA and/or such undertakings (aggregating their interests) have a direct or indirect interest of 10 per cent. or more of the equity share capital (as defined in the Companies Act).

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Annex B

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION

OF

Atlantic Alliance Partnership Corp.

a company limited by shares

Amended and Restated

1	NAME

The name of the Company is Atlantic Alliance Partnership Corp.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT

3.1	The first registered office of the Company is at Nemours Chambers, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.

3.2	The first registered agent of the Company is Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands.

3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4	CAPACITY AND POWER

4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

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5	NUMBER AND CLASSES OF SHARES

5.1	The Company is authorised to issue an unlimited number of shares of no par value divided into six classes of shares as follows:

(a)	Ordinary shares of no par value (Ordinary Shares);

(b)	Class A preferred shares of no par value (Class A Preferred Shares);

(c)	Class B preferred shares of no par value (Class B Preferred Shares);

(d)	Class C preferred shares of no par value (Class C Preferred Shares);

(e)	Class D preferred shares of no par value (Class D Preferred Shares); and

(f)	Class E preferred shares of no par value (Class E Preferred Shares and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the Preferred Shares).

5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares and/or round up or down fractional holdings of Shares to the nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6	DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1	Each Ordinary Share in the Company confers upon the Member (unless waived by such Member):

(a)	Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;

(c)	the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

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6.2	The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:

(a)	the number of shares and series constituting that class and the distinctive designation of that class;

(b)	the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Preferred Shares;

(c)	whether that class shall have voting rights, and, if so, the terms of such voting rights;

(d)	whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(e)	whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;

(f)	whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;

(g)	the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;

(h)	the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Preferred Shares; and

(i)	any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

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6.3	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.

6.4	The Directors have the authority and the power by Resolution of Directors:

(a)	to authorise and create additional classes of shares; and

(b)	(subject to the provisions of Clause 6.2) to fix thedesignations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

7	VARIATION OF RIGHTS

7.1	Prior to a Business Combination but subject always to the limitations set out in Clause 11 in respect of amendments to the Memorandum and Articles, the rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of at least sixty-five percent (65%) of the total number of Ordinary Shares that have voted (and are entitled to vote thereon) in relation to any such resolution, unless otherwise provided by the terms of issue of such class.

7.2	Following the consummation of a Business Combination, the rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Ordinary Shares present at a duly convened and constituted meeting of the Members of the Company holding Ordinary Shares which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

7.3	The rights attached to any class of Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of that same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES

9.1	The Company shall issue registered shares only.

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9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).

11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles by a Resolution of Members to amend:

(a)	Regulation 23 prior to the Business Combination if the amendment would affect the substance or timing of the Company’s obligation to pay or to offer to pay the applicable Per-Share Redemption Price to any holder of the Public Shares, unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	Regulation 9.1(b) or Regulation 9.5 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)	Act means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;

(b)	AGM means an annual general meeting of the Members;

(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

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(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;

(e)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;

(f)	Articles means the attached Articles of Association of the Company;

(g)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;

(h)	Board of Directors means the board of directors of the Company;

(i)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value;

(j)	Business Combination Articles means Regulation 23 relating to the Company's obligations regarding the consummation of a Business Combination;

(k)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

(l)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(m)	Class A Preferred Shares has the meaning ascribed to it in Clause 5.1;

(n)	Class B Preferred Shares has the meaning ascribed to it in Clause 5.1;

(o)	Class C Preferred Shares has the meaning ascribed to it in Clause 5.1;

(p)	Class D Preferred Shares has the meaning ascribed to it in Clause 5.1;

(q)	Class E Preferred Shares has the meaning ascribed to it in Clause 5.1;

(r)	Class A Directors has the meaning ascribed to it in Regulation 9.1(b);

(s)	Class B Directors has the meaning ascribed to it in Regulation 9.1(b);

(t)	Class C Directors has the meaning ascribed to it in Regulation 9.1(b);

(u)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select System, Global System or the Capital Market of the Nasdaq Stock Market LLC., the NYSE MKT or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

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(v)	Director means any director of the Company, from time to time;

(w)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(x)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(y)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(z)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(aa)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

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(bb)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for a Business Combination;

(cc)	FINRA means the Financial Industry Regulatory Authority of the United States;

(dd)	Initial Shareholder means the Sponsor;

(ee)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15.

(ff)	Insider means any Officer, Director or pre-IPO shareholder (and their respective affiliates);

(gg)	IPO means the initial public offering of securities of the Company;

(hh)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(ii)	Memorandum means this Memorandum of Association of the Company;

(jj)	Officer means any officer of the Company, from time to time;

(kk)	Ordinary Shares has the meaning ascribed to it in Clause 5.1;

(ll)	Per-Share Redemption Price means:

(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned but less any amounts of interest released for the payment of taxes and up to US$ 100,000 of the interest earned to pay dissolution expenses, divided by the number of then outstanding Public Shares;

(ii)	with respect to an Amendment Redemption Event, the aggregate amount then on deposit in the Trust Account including interest earned but less any amounts of interest released for the payment of taxes, divided by the number of then outstanding Public Shares; and

(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account on the date that is two Business Days prior to the consummation of the Business Combination including interest earned but less any amounts of interest released for the payment of taxes, divided by the number of then outstanding Public Shares;

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(mm)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(nn)	Public Shares means the Shares issued in the IPO;

(oo)	Preferred Shares has the meaning ascribed to it in Clause 5.1;

(pp)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);

(qq)	Registration Statement has the meaning ascribed to it in Regulation 23.10;

(rr)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(ss)	Resolution of Directors means either:

(i)	Subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

(tt)	Resolution of Members means:

(i)	prior to the consummation of a Business Combination (but excluding any Resolution of Members in relation to a Business Combination pursuant to Regulation 23.4), a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of the holders of at least sixty-five percent (65%) of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or

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(ii)	following the consummation of a Business Combination or in relation to any Resolution of Members that may be proposed for the purpose of approving a Business Combination pursuant to Regulation 23.4, a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(uu)	Seal means any seal which has been duly adopted as the common seal of the Company;

(vv)	SEC means the United States Securities and Exchange Commission;

(ww)	Securities means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire shares or debt obligations;

(xx)	Securities Act means the United States Securities Act of 1933, as amended;

(yy)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(zz)	Sponsor means AAP Sponsor (PTC) Corp, a business company incorporated in the British Virgin Islands with limited liability;

(aaa)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(bbb)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company's IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(ccc)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);

(ddd)	Termination Date has the meaning given to it in Regulation 23.2;

(eee)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and

(fff)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and proceeds from a simultaneous private placement of like securities by the Company are deposited as may be reduced from time to time for amounts reserved for taxes; and

(ggg)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and "in writing" shall be construed accordingly.

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12.2	In the Memorandum and the Articles, unless the context otherwise requires, a reference to:

(a)	a Regulation is a reference to a regulation of the Articles;

(b)	a Clause is a reference to a clause of the Memorandum;

(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and

(e)	the singular includes the plural and vice versa.

12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

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We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, P.O. Box 3170, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated the 14 day of January, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of

Nemours Chambers, Road Town, British Virgin Islands

Signature of authorised signatory

Monique Adams
Print name

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TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION

OF

Atlantic Alliance Partnership Corp.

a company limited by shares

Amended and Restated

1	REGISTERED SHARES

1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and Officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

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1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.

2	SHARES

2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2	Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine.

2.3	Section 46 of the Act does not apply to the Company.

2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares;

(b)	their determination of the reasonable present cash value of the non-money consideration for the issue; and

(c)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6	The Company shall keep a register (the share register) containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the share register; and

(d)	the date on which any Eligible Person ceased to be a Member.

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2.7	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine.

3	FORFEITURE

3.1	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4	TRANSFER OF SHARES

4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

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4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee's name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5	DISTRIBUTIONS

5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2	Dividends may be paid in money, shares, or other property.

5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5	No dividend shall bear interest as against the Company.

6	REDEMPTION OF SHARES AND TREASURY SHARES

6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

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6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

7	MORTGAGES AND CHARGES OF SHARES

7.1	A Member may by an instrument in writing mortgage or charge his Shares.

7.2	There shall be entered in the share register at the written request of the Member:

(a)	a statement that the Shares held by him are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

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7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS

8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. An AGM shall be held annually beginning one year after the first fiscal year end following the IPO, on such precise date and time as may be determined by the Directors.

8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3	The Director convening a meeting of Members shall give not less than 10 nor more than 60 days' written notice of such meeting to:

(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)	the other Directors.

8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.

8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

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8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Atlantic Alliance Partnership Corp.

I/We being a Member of the above Company HEREBY APPOINT                                                                     of                                                                    or failing him                                                                    of                                                                   to be my/our proxy to vote for me/us at the meeting of Members to be held on the      day of                           , 20     and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this        day of                          , 20

Member

8.10	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.

8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

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8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16	At any meeting of the Members the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

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8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

8.21	Until the consummation of the Company's IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company's IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

9	DIRECTORS

9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected:

(a)	subject to Regulation 9.1 (b), by Resolution of Members or by Resolution of Directors for such term as the Members or Directors determine;

(b)	immediately prior to the consummation of an IPO, the Directors shall pass a Resolution of Directors dividing themselves into three classes, being the class A directors (the Class A Directors), the class B directors (the Class B Directors) and the class C directors (the Class C Directors). The number of Directors in each class shall be as nearly equal as possible. The Class A Directors shall stand elected for a term expiring at the Company's first AGM, the Class B Directors shall stand elected for a term expiring at the Company's second AGM and the Class C Directors shall stand elected for a term expiring at the Company's third AGM. Commencing at the First AGM, and at each following AGM, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of Directors and/or the removal of one or more Directors any vacancy on the Board of Directors, may be filled by the majority vote of the remaining Directors.

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9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3	The minimum number of Directors shall be one and there shall be no maximum number of Directors.

9.4	Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5	A Director may be removed from office with or without cause by:

(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)	subject to Regulation 9.1 (b), a Resolution of Directors passed at a meeting of Directors.

9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

9.7	Subject to Regulation 9.1 (b), the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9	The Company shall keep a register of Directors containing:

(a)	the names and addresses of the persons who are Directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

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9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.

9.13	Prior to the consummation of any transaction with:

(a)	any affiliate of the Company;

(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company's expense) to the Company's attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10	POWERS OF DIRECTORS

10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

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10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5	The continuing Directors may act notwithstanding any vacancy in their body.

10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8	Section 175 of the Act shall not apply to the Company.

11	PROCEEDINGS OF DIRECTORS

11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides, provided however that no such meeting shall take place or be deemed to take place in the United Kingdom.

11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5	A Director shall be given not less than three days' notice of meetings of Directors, but a meeting of Directors held without three days' notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

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11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair.

11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

12	COMMITTEES

12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)	to amend the Memorandum or the Articles;

(b)	to designate committees of Directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

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12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13	OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

13.3	The emoluments of all officers shall be fixed by Resolution of Directors.

13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

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14	CONFLICT OF INTERESTS

14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

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15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16	RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

(b)	the share register, or a copy of the share register;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

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16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17	REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

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20	ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company's transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4	If the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee as a committee of the Board of Directors, the composition and responsibilities of which shall comply with the rules and regulations of the SEC and the Designated Stock Exchange subject to any available exemptions therefrom and the operation of the Act. The audit committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

20.5	If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

20.6	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.7	If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:

(a)	at the AGM or at a subsequent extraordinary general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

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(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.8	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.9	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:

(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)	all the information and explanations required by the auditors have been obtained.

20.10	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.11	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.12	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company's profit and loss account and balance sheet are to be presented.

21	NOTICES

21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.

21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

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21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.11 and Regulation 9.1(b) shall terminate upon consummation of any Business Combination and may not be amended during the Target Business Acquisition Period except as otherwise provided in these Articles.

23.2	In the event that the Company does not consummate a Business Combination prior to the expiration of 18 months after the closing of the IPO (such 18 months date being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares (as defined below) or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company's affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

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23.5

(a)	In the event that a Business Combination is consummated by the Company, the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer). The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination; provided, that any such redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem more than twenty percent (20%) of the total Public Shares sold in the IPO.

(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or the Amendment Redempton Event under Regulation 23.11 if such redemptions would cause the Company to have net tangible assets to be less than US$5,000,001.

23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event or an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

23.7	Prior to a Business Combination, the Company will not issue any Securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

23.8	The Business Combination must be approved by a majority of the independent members of the Board of Directors. In the event the Company enters into a Business Combination with a company in which any of our officers, directors, the Sponsor or their respective affiliates hold an interest, the Company will obtain an opinion from an independent investment banking firm that is a member of FINRA or an accounting firm that such a Business Combination is fair to the Company from a financial point of view.

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23.9	The Company will not effectuate a Business Combination with another "blank cheque" company or a similar company with nominal operations.

23.10	Immediately after the Company's IPO, the amount of offering proceeds received by the Company in the IPO (including proceeds of any exercise of the underwriter's over-allotment option and any proceeds from the simultaneous private placement of like securities by the Company) as described in the Company's registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective shall be deposited and thereafter held in the Trust Account. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or (iii) in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with these Articles, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to cover taxes.

23.11	In the event any amendment is proposed to Regulation 23 prior to the consummation of a Business Combination that would affect the substance or timing of the Company's obligations as described in Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Articles are filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event).

We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, P.O. Box 3170, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated the 14 day of January, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of

Nemours Chambers, Road Town, British Virgin Islands

Signature of authorised signatory

Monique Adams
Print name

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